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                                   UAM FUNDS
                         STERLING PARTNERS' PORTFOLIOS

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OFFICERS AND DIRECTORS

Norton H. Reamer      William H. Park
Director, President   Vice President
and Chairman



John T. Bennett, Jr.  Michael E. DeFao
Director              Secretary


Philip D. English     Karl O. Hartmann
Director              Assistant Secretary


William A. Humenuk    Gary L. French
Director              Treasurer

                      Robert R. Flaherty
Peter M. Whitman, Jr. Assistant Treasurer
Director

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INVESTMENT ADVISER
 Sterling Capital Management Company
 One First Union Center
 301 S. College Street
 Suite 3200
 Charlotte, NC 28202

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ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

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CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

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LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

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INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

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DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


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                                  UAM FUNDS

                         STERLING PARTNERS' PORTFOLIOS

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                                 ANNUAL REPORT
                               OCTOBER 31, 1996

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   9
  Equity....................................................................  15
  Short-Term Fixed Income...................................................  19
Statement of Assets and Liabilities.........................................  23
Statement of Operations.....................................................  24
Statement of Changes in Net Assets
  Balanced..................................................................  25
  Equity....................................................................  26
  Short-Term Fixed Income...................................................  27
Financial Highlights
  Balanced..................................................................  28
  Equity....................................................................  29
  Short-Term Fixed Income...................................................  30
Notes to the Financial Statements...........................................  31
Report of Independent Accountants...........................................  36

--------------------------------------------------------------------------------

To Our Fellow Shareholders:

                  OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

The past year was characterized by decelerating economic growth and low inflation. Not surprisingly, corporate earnings have generally followed the slowing pattern of the economy. Earnings for the S&P 500 Index started the year growing at nearly 20% year-over-year, but have decelerated to single digit growth rates currently. Meanwhile, inflation as measured by the Consumer Price Index remained in the low single digits all year long as it has for the past five years.

Traditional logic would suggest that decelerating earnings growth is bad for stocks, and low inflation is good for bonds. However, this has not been a traditional year. In spite of weakening growth, the stock market moved up strongly, as evidenced by the 24.08% total return of the S&P 500 Index over the 12 months ended October 31, 1996. Conversely, bonds turned in a lackluster performance with the Lehman Brothers Government/Corporate Index producing only a 5.39% return over the same period.

At this point, it appears that the Federal Reserve has been successful in its goal of engineering a "soft landing." Although the economy is weakening somewhat, it does not appear that a full-blown recession is on the horizon. Thus, the current environment of decelerating earnings growth is not likely to deteriorate into anything more sinister. Also, as long as inflation remains under control, the interest rate environment should remain a positive for the financial markets. Given the recent move in the equity markets, valuation levels are sounding a note of caution. Still, attractive investment opportunities can be found, but diligent and careful security selection is of increasing importance. Certain industries will suffer more than others within this slowing environment, thus creating a high level of uncertainty. In such an environment, a focus on quality is prudent.

                             FIXED INCOME OVERVIEW

Bond investors have experienced a difficult environment for fixed income securities during the last twelve months. After a brief rally in late 1995 and the first two months of this year, intermediate to longer term interest rates rose approximately 1.50%. A pickup in economic activity in the second quarter helped to generate a large creation of new jobs which resulted in a significant decline in the nation's unemployment rate. In November of 1995, the unemployment rate stood at 5.6% but has declined throughout most of this year to a low of 5.1% in August. The strength in employment coupled with a significant rise in oil prices ($19 to $25 per barrel) lead many market observers to forecast a significant pickup in inflation.

During this same period however the U.S. currency strengthened significantly and foreigners poured record amounts of capital into the U.S. Treasury market. The significant flow of new funds into the government market helped to calm nervous bond investors and stabilized bond prices. In the third quarter of this year, economic activity slowed significantly and continued good productivity gains helped to keep a lid on any rise in inflation. In fact, the much feared rise in the Employment Cost Index did not occur, and despite tight labor markets and a rise in the minimum wage, labor costs remained well under control.

Moderate economic growth, low inflation and balanced government in Washington (Republican Congress, Democratic White House) all are contributors to our current constructive outlook for the bond market. While we believe that the bond market may be vulnerable to a consolidation phase, we continue to view the longer term outlook as favorable for bonds.

We believe that the Christmas season will be an important turning point for the fixed income markets. With the recent gains in employment and increases in personal income, consumers should be primed for an excellent opportunity to demonstrate their positive degree of confidence. A slow third quarter economy resulted in a ballooning of inventories that manufacturers hope will be reduced over the next few months.

The pace of retail consumption during the holiday season should help us identify the direction of sustainable economic activity. It is our belief that this will be a modest holiday season in terms of consumption which contributes to our optimistic outlook for bonds.

                           BALANCED PORTFOLIO REVIEW

For the year ended October 31, 1996, the Sterling Partners' Balanced Portfolio had an attractive total return of 15.52%. This was roughly in line with the returns posted by other balanced managers. This return was achieved with a minimal amount of risk due to our overly-defensive asset mix early in the year. We started the year with equity exposure representing only about 45% of the Portfolio. As we communicated to you in the Semi-Annual Report dated April 30, 1996, our intention was to transition toward a target of 60% in a disciplined and methodical fashion. We did just that, and the Portfolio's equity exposure is now very close to the targeted level. Because we chose to move gradually, we were modestly under-invested in stocks early in the year during a time when stocks performed relatively well. The result was a modest drag on portfolio returns.

Going forward, we do not intend to deviate meaningfully from a 60% equity target, so under-investment in equities will no longer be an issue. It is our belief that a permanent allocation of 60% equities and 40% bonds is more in line with traditional balanced portfolio management and will better serve our clients over the long term. You should note that we have included in the line graph for the Balanced Portfolio, data on a new comparative benchmark index of 60% S&P 500 Index and 40% Lehman Brothers Government/Corporate Index for your review. We were compelled to add this new benchmark index for the Balanced Portfolio because it will provide a better comparison than the benchmark index it will be replacing. It will be better since we plan to maintain a slightly higher equity exposure of approximately 60% going forward. The old benchmark index had a lower exposure to equity, and was comprised of 50% S&P 500 Index, 45% Lehman Brothers Intermediate Government/Corporate Index, and 5% Salomon Brothers 3-Month Treasury Bill Index.

The equity portion of the Sterling Partners' Balanced Portfolio is generally made up of the same stocks which are held in the Sterling Partner's Equity Portfolio. Both Portfolios employ a stock selection process which is value-oriented and dependent on traditional fundamental analysis. Such an approach typically favors quality companies selling at reasonable prices as opposed to cheap stocks. Given the risks of the current environment, we have stressed the quality emphasis even more than usual.

As noted earlier, inflation remains under control and our economic outlook calls for a continuation of slow to moderate growth. As long as this remains true, we believe bonds will offer reasonably attractive returns. In the fixed income portion of the Portfolio, we currently have an average duration of 5.9 years which is approximately 110% of the Lehman Brothers Government/Corporate Index.

As with stocks, our approach to bonds is also focused on quality. Bond selection is heavily slanted toward government issues and high-quality corporate bonds. During the last twelve months, the fixed income segment of our Balanced Portfolio has generated returns in line with the Lehman Brothers Government/Corporate Index of 5.39%. During this period the duration on the fixed income segment of the Balanced Portfolio has ranged from 5.1 years to as long as 6.0 years as compared to the benchmark index of 5.5 years.

                            EQUITY PORTFOLIO REVIEW

In last year's letter, we introduced our new equity investment professionals. Brian Walton and Ed Brea had just joined Sterling veteran Jim Norris to form the new team responsible for stock selection. Now, one year later, we can look back assessing the effectiveness of this team. We are happy to report that for the year ended October 31, 1996, the Sterling Partners' Equity Portfolio posted an attractive 24.76% return, modestly exceeding the 24.08% return for the S&P 500 Index.

Recall from last year that the hiring of the new equity team resulted in an unusual number of transactions as old investments were largely replaced by ideas which the new analysts brought with them. We said in last year's letter that this was unusual and that turnover would decline dramatically this year. That is, indeed, what happened. This year's turnover rate was 78% compared to 135% the year before. This lower rate is roughly in line with the average for most mutual funds. While satisfied with this progress, we would like to see future turnover rates fall even further to below-average levels, and we are working to accomplish this goal.

Strength in the market was fairly broad based with most sectors and industry groups participating, although to varying degrees. The Portfolio benefited from policies ensuring broad diversification. Thus, the main driver of performance was stock selection, as opposed to concentration in any one group. This diversity is illustrated by the top five contributors to our excess returns which included an electric utility (Portland General), a consumer products company (Interstate Bakeries), a specialty chemical company (Cytee), and two healthcare products companies (U.S. Surgical and Guidant Corporation).

As you know, our approach to investing is to focus on the businesses which underlie each stock. We view ourselves as businessmen. Ours is not a portfolio of stocks--it is a portfolio of businesses in which we are minority owners. The quality of the business is what counts over the long run. A weak or troubled business may look cheap, but it is usually not a wise investment. This focus on quality, which was intensified with the formation of the new equity team, is what sets us apart from many other value managers. Quality businesses, more than anything else, produced the superior returns we enjoyed over the past year. We believe this focus on quality is becoming even more important in the increasingly uncertain investment environment. To avoid the pitfalls, careful and disciplined stock selection is required. Our approach continues to uncover good businesses available at reasonable prices.

Examples of high-quality, recognizable businesses in which we initiated investments during the past year include Nabisco, Disney, Intel, J.P. Morgan, and Ingersoll-Rand. Other purchases which are less recognizable but similar in quality include Stanhome, Associates First Capital, Unifi, United Dominion Industries, and Belden Corporation. Belden Corporation (BWC) provides a great example of what we mean by a quality business, BWC is a wire manufacturer. On the surface, wire manufacturing does not seem like a great business, but the returns it generates are outstanding. During its three years as a public company (it was spun out of Cooper Industries), the incremental return on equity reinvested into the business has been 22%. Any business that can reinvest at those levels of return is a great business--even if it is a "grungy" old wire manufacturer.

BWC can sustain these high returns because they enjoy several competitive advantages. First, they have the broadest assortment of products in the industry (over 4,000 excluding color options). This is a barrier to entry that no one can match, and is important since many customers are shortening their list of suppliers. Furthermore, product breadth diversifies away product obsolescence risk. Second, BWC has a well-established reputation for quality and on-time delivery and has the best brand name in the industry.

Third, the breadth and quality attributes noted above cause BWC to be highly sought after by distributors. Everyone wants to carry the Belden line. Distribution accounts for 65% of sales, and BWC has the largest distribution network in the industry. Fourth, BWC is the low cost producer in most categories. This is the result of economies of scale, vertical integration to the wire mill level, and leading edge manufacturing which is beyond the scope of most "Mom & Pop" competitors.

Surprisingly, this is not a very capital intensive business. New product designs do not require new production equipment--minor retooling of existing equipment is usually sufficient. Maintenance capital spending required to maintain current competitive status runs at only about 1% of sales.

High profitability with little required capital expenditure is a great combination. It means that BWC generates a lot of cash. Fortunately, BWC has the opportunity to reinvest that cash in the business. It is doing so by adding capacity for telecommunications and computer wiring products and by making selected acquisitions. The supply of attractive acquisition targets is virtually endless due to the fragmented nature of the industry--BWC is the largest player and has only a 7% market share. We take comfort in the fact that BWC's management team has a history of making wise capital investment decisions.

BWC has all of the characteristics we look for. It has a strong management team. It is highly profitable. It enjoys competitive advantages and barriers to entry which make the high profitability sustainable over time. It does not require a lot of capital investment. Finally, it has opportunities to reinvest its cash at a high rate of return, thus generating growth. This is what we mean by quality. Amazingly, at the time of our purchase, this fine company was selling at a Price/Earnings ratio of only 12.5--a substantial discount to the average stock.

                   SHORT-TERM FIXED INCOME PORTFOLIO REVIEW

The total return of the Sterling Partners' Short-Term Fixed Income Portfolio for the twelve months ended October 31, 1996 was 5.51%. This compares to a twelve month return on the Lehman Brothers 1-3 Year Government Bond Index of 5.99% and the Salomon Brothers 3-Month Treasury Bill Average of 5.30%.

Over the last twelve months, the duration of this Portfolio has ranged between 16 to 23 months. Currently, the duration of the Portfolio is 1.8 years and is in line with the Lehman Brothers 1-3 Year Government Bond Index.

Short-term interest rates have been volatile in the last twelve months. After a decline in the fourth quarter of 1995 and the first two months of 1996, the yield on the two year treasury notes bottomed in February of this year at a yield of 4.74%. A subsequent pickup in economic activity and concerns of a possible accompanying rise in inflation sent yields on the two year treasury note up by nearly a full 1% in the second quarter of this year. A near consensus view of a necessary tightening by the Federal Reserve during this same time period proved incorrect as economic activity slowed during the third quarter.

The very narrow incremental spreads offered by corporate, asset-backed and agency securities have continued a high commitment of this Portfolio to government securities. Throughout the last twelve months, approximately two-thirds of this Portfolio has been invested in U.S. Treasury securities. This high government allocation has resulted in a slightly lower yield, but has afforded us very good liquidity and an average credit quality of AA+.

Looking forward, we believe that the bond market should fair well over the next twelve months. The significant rally in bonds during the last three months, however, raises some degree of concern about the upside in bond prices on a near term basis. We continue to manage this Portfolio in a conservative manner and will look for opportunities to add value in this Portfolio with the expected volatility in short-term interest rates.

In closing, we would once again like to thank you for your continued confidence in Sterling Capital Management Company. As always, we remain committed to serving your investment needs.

STERLING CAPITAL MANAGEMENT COMPANY

November 8, 1996

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns for the Sterling Partners' Equity and Sterling Partners' Short-Term Fixed Income Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[CHART SHOWING COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE STERLING PARTNERS' BALANCED PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P
500), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX, LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX, THE SALOMON BROTHERS 3-MONTH TREASURY BILL INDEX, THE BALANCED INDEX AND THE BALANCED INDEX (NEW) APPEARS HERE]

                                                Lehman       Salomon
                                               Brothers     Brothers
                   Sterling                  Intermediate   3-Month                                Lehman Brothers
                   Partners'                  Government    Treasury                                 Government/
                   Balanced      S&P 500       Corporate      Bill      Balanced     Balanced         Corporate
                   Portfolio     Index           Index        Index       Index     Index (New)         Index+
3/15/91*             10,000       10,000         10,000        10,000     10,000         10,000             10,000
    10/31/91         10,454       10,791         10,831        10,360     10,778         10,754             10,634
    10/31/92         11,358       11,776         11,914        10,752     11,787         11,813             11,753
    10/31/93         12,748       13,535         13,098        11,089     13,217         13,143             13,355
    10/31/94         12,832       14,058         12,845        11,517     13,382         13,337             12,735
    10/31/95         14,658       17,770         14,452        12,178     15,944         15,942             14,293
    10/31/96         16,933       22,049         15,292        12,825     18,323         19,864             15,590

--------------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
  FOR PERIOD ENDED OCTOBER 31, 1996
--------------------------------------
                            SINCE
1 YEAR        5 YEAR       3/15/91*
--------------------------------------
15.52%        10.12%         9.79%
--------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assume the reinvestment of all dividends and distributions. Each comparative index (excluding the Lehman Brothers Intermediate Government/Corporate Index) has been adjusted to reflect reinvestment of dividends on securities in the index.
++The vertical line above has been positioned to reflect the change of the Balanced Index for the Sterling Partners' Balanced Portfolio on January 1, 1996. As of that point in time, management decided to use a new benchmark to reflect the higher exposure of equities owned within the fund. Going forward, the equity allocation within the Balanced Fund will remain close to 60%. The old Balanced Index had a lower exposure to equity, and was comprised of 50% S&P 500, 45% Lehman Brothers Intermediate Government/Corporate Index, and 5% Salomon Brothers 3-Month Treasury Bill Index. The new Balanced Index is comprised of a 60% weighting of the S&P 500 and a 40% weighting of the Lehman Brothers Government/Corporate Index.

                    Definitions of the Comparative Indices
The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security down-graded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of approximately 5,000 publicly issued, fixed-rate, non-convertible corporate and U.S. Government debt rated "BBB" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 50% stocks, 45% bonds, and 5% short-term instruments. This index combines returns from the S&P 500 Index, Lehman Brothers Intermediate Government/Corporate Index and the Salomon Brothers 3-month Treasury Bill Index.
The Balanced Index (New), a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 60% stocks and 40% bonds.
Please note that one cannot invest in an unmanaged index.

[CHART SHOWING COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE STERLING PARTNERS' EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P
500) APPEARS HERE]

--------------------------------------------
  AVERAGE       ANNUAL      TOTAL RETURN**
FOR PERIOD      ENDED       OCTOBER 31, 1996
--------------------------------------------
1 YEAR          5 YEAR      SINCE 5/15/91*
--------------------------------------------
24.76%          13.64%      13.11%
--------------------------------------------

Performance Comparison
-------------------------------------------------------------------------------
         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
                 THE STERLING PARTNERS' EQUITY PORTFOLIO
               AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

[GRAPH APPEARS HERE]

           Sterling Partners'
           Equity Portfolio+    S&P 500 Index+
5/15/91*        10,000              10,000
10/31/91        10,351              10,801
10/31/92        11,284              11,876
10/31/93        13,028              13,650
10/31/94        13,484              14,177
10/31/95        15,724              17,921
10/31/96        19,617              22,236


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

[CHART SHOWING COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO, THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX AND THE SALOMON BROTHERS 3-MONTH TREASURY BILL INDEX APPEARS HERE]

           Sterling Partners'       The Lehman 1-3            Salomon Brothers
           Short-Term Fixed         Year Government           3-Month Treasury
           Income Portfolio+          Bond Index+                   Bill
2/10/92*         10,000                   10,000                   10,000
   10/31/92      10,375                   10,500                   10,300
   10/31/93      10,995                   11,155                   10,579
   10/31/94      11,123                   11,283                   10,986
   10/31/95      12,030                   12,280                   11,617
   10/31/96      12,693                   13,014                   12,234

                      -----------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1996
                      -----------------------------------
                         1 YEAR         SINCE 2/10/92*
                      -----------------------------------
                            5.51%             5.18%
                      -----------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
The Lehman Brothers 1-3 Year Government Bond Index is composed of agency and Treasury securities with maturities of one to three years.
Please note that one cannot invest in an unmanaged index.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (61.3%)
-------------------------------------------------------------------------------
 BANKS (2.4%)
  Bankers Trust New York Corp. ............................. 10,042 $   848,549
  NationsBank Corp. ........................................  5,750     541,937
                                                                    -----------
                                                                      1,390,486
-------------------------------------------------------------------------------
 BASIC RESOURCES (0.5%)
 *Destec Energy, Inc. ...................................... 20,884     313,260
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (4.4%)
  Interstate Bakeries Corp. ................................ 25,050   1,061,494
  Nabisco Holdings Corp. ................................... 29,100   1,083,975
  Tyson Foods, Inc., Class A................................ 14,133     416,923
                                                                    -----------
                                                                      2,562,392
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.3%)
  Knight-Ridder, Inc. ......................................  8,737     326,545
  Scripps Co. (E.W.)........................................ 21,275   1,007,903
                                                                    -----------
                                                                      1,334,448
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (3.7%)
  Ingersoll-Rand Co. ....................................... 23,675     985,472
  Keystone International, Inc. ............................. 22,275     400,950
  Stewart & Stevenson Services, Inc. ....................... 36,244     770,185
                                                                    -----------
                                                                      2,156,607
-------------------------------------------------------------------------------
 CONSTRUCTION (1.2%)
 *USG Corp. ................................................ 24,400     719,800
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (4.3%)
  First Brands Corp. ....................................... 29,374     833,487
  Hasbro, Inc. ............................................. 14,067     546,855
  Philip Morris Cos., Inc. ................................. 12,100   1,120,762
                                                                    -----------
                                                                      2,501,104
-------------------------------------------------------------------------------
 ELECTRONICS (0.5%)
  Motorola, Inc. ...........................................  6,025     277,150
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENERGY (4.9%)
  Chevron Corp. ............................................ 12,922 $   849,622
  Exxon Corp. ..............................................  3,434     304,338
  Mobil Corp. ..............................................  7,174     837,564
  Schlumberger Ltd. ........................................  8,925     884,691
                                                                    -----------
                                                                      2,876,215
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.3%)
  Walt Disney Co. .......................................... 11,557     761,317
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (2.7%)
  J.P. Morgan & Co. ........................................ 10,071     869,883
  Paine Webber Group........................................ 31,900     749,650
                                                                    -----------
                                                                      1,619,533
-------------------------------------------------------------------------------
 HEALTH CARE (7.1%)
 *Acuson Corp. ............................................. 48,621   1,027,119
 *Magellan Health Services, Inc. ........................... 50,350     925,181
  McKesson Corp. ...........................................  8,400     417,900
 *St. Jude Medical, Inc. ................................... 21,875     864,063
  U.S. Surgical Corp. ...................................... 21,725     909,734
                                                                    -----------
                                                                      4,143,997
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (1.0%)
  Stanhome, Inc. ........................................... 21,888     580,032
-------------------------------------------------------------------------------
 INSURANCE (3.5%)
  Associates First Capital Corp. ........................... 10,017     434,487
  Chubb Corp. .............................................. 22,093   1,104,650
  Ohio Casualty Corp. ...................................... 15,525     504,563
                                                                    -----------
                                                                      2,043,700
-------------------------------------------------------------------------------
 MANUFACTURING (4.7%)
 *Amphenol Corp., Class A................................... 31,814     632,303
  Belden, Inc. ............................................. 19,258     553,668
  Snap-On Tools Corp. ...................................... 25,925     832,841
  United Dominion Industries................................ 37,295     769,209
                                                                    -----------
                                                                      2,788,021
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES   VALUE+
----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
 MINING (0.8%)
  Potash Corp. of Saskatchewan, Inc. ....................  6,622 $   469,334
----------------------------------------------------------------------------
 PHARMACEUTICALS (0.9%)
  Pharmacia & Upjohn, Inc. ..............................  7,775     279,900
  Rhone-Poulenc Rorer, Inc. .............................  4,000     268,500
                                                                 -----------
                                                                     548,400
----------------------------------------------------------------------------
 RETAIL (3.7%)
  Family Dollar Stores, Inc. ............................ 45,150     767,550
 *Federated Department Stores, Inc. .....................  9,237     304,821
 *Price/Costco, Inc. .................................... 54,750   1,088,156
                                                                 -----------
                                                                   2,160,527
----------------------------------------------------------------------------
 SERVICES (0.7%)
  Flight Safety International, Inc. .....................  8,620     425,612
----------------------------------------------------------------------------
 TECHNOLOGY (3.0%)
 *Cisco Systems, Inc. ...................................  6,337     392,102
  Hewlett-Packard Co. ................................... 16,213     715,399
  Intel Corp. ...........................................  4,590     504,326
  Lucent Technologies, Inc. .............................  3,254     152,914
                                                                 -----------
                                                                   1,764,741
----------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.2%)
  Ameritech Corp. .......................................  6,894     377,446
  AT&T Corp. ............................................  9,242     322,315
                                                                 -----------
                                                                     699,761
----------------------------------------------------------------------------
 TEXTILES & APPAREL (2.2%)
  Russell Corp. ......................................... 18,375     521,391
  Unifi, Inc. ........................................... 24,775     771,122
                                                                 -----------
                                                                   1,292,513
----------------------------------------------------------------------------
 TRANSPORTATION (2.0%)
  Canadian National Railway.............................. 42,655   1,173,013
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
UTILITIES (2.3%)
 CMS Energy Corp. ...................................     19,623 $   620,577
 Portland General Corp...............................     11,205     490,219
 Sierra Pacific Resources............................      9,500     264,813
                                                                 -----------
                                                                   1,375,609
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $30,530,701)...............             35,977,572
----------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS (13.8%)
----------------------------------------------------------------------------
BANKS (2.6%)
 BankAmerica Corp.
  6.65%, 5/1/01...................................... $  910,000     915,988
 NationsBank Corp.
  5.70%, 2/12/01.....................................    640,000     621,939
                                                                 -----------
                                                                   1,537,927
----------------------------------------------------------------------------
FINANCIAL SERVICES (6.0%)
 Associates Corp. of North America
  6.00%, 6/15/01.....................................  1,750,000   1,716,400
 Sears Roebuck Acceptance Corp.
  6.54%, 5/6/99......................................  1,800,000   1,813,590
                                                                 -----------
                                                                   3,529,990
----------------------------------------------------------------------------
INDUSTRIAL (2.3%)
 Ford Motor Corp.
  7.25%, 10/1/08.....................................  1,300,000   1,318,044
----------------------------------------------------------------------------
TRANSPORTATION (2.9%)
 Southern Railway Corp.
  10.00%, 7/15/00....................................  1,535,000   1,720,935
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $8,013,658)..............              8,106,896
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (22.4%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (14.0%)
 6.50%, 4/30/99.........................................  $2,460,000 $ 2,497,663
 5.625%, 11/30/00.......................................     200,000     197,062
 5.50%, 12/31/00........................................     450,000     441,072
 5.625%, 2/28/01........................................     745,000     732,894
 7.50%, 11/15/01........................................     375,000     397,148
 6.50%, 8/15/05.........................................   3,905,000   3,945,885
                                                                     -----------
                                                                       8,211,724
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (7.2%)
 6.25%, 8/15/23.........................................   1,205,000   1,131,941
 7.625%, 2/15/25........................................   2,435,000   2,713,126
 6.75%, 8/15/26.........................................     390,000     394,629
                                                                     -----------
                                                                       4,239,696
--------------------------------------------------------------------------------
U.S. TREASURY STRIPS (0.3%)
 Zero Coupon, 5/15/01...................................     235,000     179,190
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
 Federal National Mortgage Association
 REMIC Series 92-150G
 6.75%, 9/25/18,
 Estimated Average Life 8/97++..........................     293,445     293,861
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (0.4%)
 Federal Home Loan Mortgage Corporation
 Pool #M90315
 5.50%, 12/1/98,
 Estimated Average Life 7/98++..........................     129,732     128,435
 Federal Home Loan Mortgage Corporation
 Pool #G50213
 6.50%, 11/1/99,
 Estimated Average Life 12/98++.........................      66,437      66,603
                                                                     -----------
                                                                         195,038
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $13,013,667).....              13,119,509
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)
  Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $1,168,181,
   collateralized by $1,129,001 various U.S. Treasury
   Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
   valued at $1,168,003 (COST $1,168,000)............... $1,168,000 $ 1,168,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $52,726,026)(A).........             58,371,977
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%).....................                319,144
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $58,691,121
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
++ Estimated Average Life is unaudited.
 * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $52,766,288. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $5,605,689. This consisted of aggregate gross unrealized appreciation for all securities of $6,222,695 and aggregate gross unrealized depreciation for all securities of $617,006.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (95.4%)
-------------------------------------------------------------------------------
 BANKS (3.7%)
  Bankers Trust New York Corp. .............................  8,685 $   733,883
  NationsBank Corp. ........................................  5,062     477,093
                                                                    -----------
                                                                      1,210,976
-------------------------------------------------------------------------------
 BASIC RESOURCES(0.8%)
 *Destec Energy, Inc. ...................................... 18,467     277,005
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (7.1%)
  Interstate Bakeries Corp. ................................ 24,130   1,022,509
  Nabisco Holdings Corp. ................................... 25,761     959,597
  Tyson Foods, Inc., Class A................................ 11,661     344,000
                                                                    -----------
                                                                      2,326,106
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (3.5%)
  Knight-Ridder, Inc. ......................................  7,750     289,656
  Scripps Co. (E.W.)........................................ 18,382     870,847
                                                                    -----------
                                                                      1,160,503
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (5.9%)
  Ingersoll-Rand Co. ....................................... 22,611     941,183
  Keystone International, Inc. ............................. 17,329     311,922
  Stewart & Stevenson Services, Inc. ....................... 32,025     680,531
                                                                    -----------
                                                                      1,933,636
-------------------------------------------------------------------------------
 CONSTRUCTION (1.9%)
 *USG Corp. ................................................ 21,575     636,463
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (6.7%)
  First Brands Corp. ....................................... 25,902     734,969
  Hasbro, Inc. ............................................. 12,465     484,577
  Philip Morris Cos., Inc. ................................. 10,666     987,938
                                                                    -----------
                                                                      2,207,484
-------------------------------------------------------------------------------
 ELECTRONICS (0.7%)
  Motorola, Inc. ...........................................  5,102     234,692
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENERGY (7.5%)
  Chevron Corp. ............................................ 11,093 $   729,365
  Exxon Corp. ..............................................  3,050     270,306
  Mobil Corp. ..............................................  6,350     741,362
  Schlumberger Ltd. ........................................  7,207     714,394
                                                                    -----------
                                                                      2,455,427
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (2.0%)
  Walt Disney Co. .......................................... 10,001     658,816
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (4.2%)
  J.P. Morgan & Co. ........................................  8,544     737,988
  Paine Webber Group........................................ 27,531     646,979
                                                                    -----------
                                                                      1,384,967
-------------------------------------------------------------------------------
 HEALTH CARE (10.8%)
 *Acuson Corp. ............................................. 41,701     880,934
 *Magellan Health Services, Inc. ........................... 44,455     816,861
  McKesson Corp. ...........................................  7,325     364,419
 *St. Jude Medical, Inc. ................................... 18,950     748,525
  U.S. Surgical Corp. ...................................... 17,866     748,139
                                                                    -----------
                                                                      3,558,878
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (1.6%)
  Stanhome, Inc. ........................................... 19,300     511,450
-------------------------------------------------------------------------------
 INSURANCE (5.4%)
  Associates First Capital Corp. ...........................  8,902     386,124
  Chubb Corp. .............................................. 19,546     977,300
  Ohio Casualty Corp. ...................................... 13,260     430,950
                                                                    -----------
                                                                      1,794,374
-------------------------------------------------------------------------------
 MANUFACTURING (7.3%)
 *Amphenol Corp., Class A................................... 28,168     559,839
  Belden, Inc. ............................................. 16,195     465,606
  Snap-On Tools Corp. ...................................... 22,850     734,056
  United Dominion Industries................................ 31,300     645,563
                                                                    -----------
                                                                      2,405,064
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 MINING (1.2%)
  Potash Corp. of Saskatchewan, Inc..........................  5,668 $   401,719
--------------------------------------------------------------------------------
 PHARMACEUTICALS (1.4%)
  Pharmacia & Upjohn, Inc....................................  6,640     239,040
  Rhone-Poulenc Rorer, Inc. .................................  3,317     222,654
                                                                     -----------
                                                                         461,694
--------------------------------------------------------------------------------
 RETAIL (5.8%)
  Family Dollar Stores, Inc.................................. 40,025     680,425
 *Federated Department Stores, Inc...........................  7,713     254,529
 *Price/Costco, Inc.......................................... 49,439     982,600
                                                                     -----------
                                                                       1,917,554
--------------------------------------------------------------------------------
 SERVICES (1.1%)
  FlightSafety International, Inc............................  7,410     365,869
--------------------------------------------------------------------------------
 TECHNOLOGY (4.7%)
 *Cisco Systems, Inc. .......................................  5,365     331,959
  Hewlett-Packard Co. ....................................... 15,062     664,611
  Intel Corp.................................................  3,806     418,184
  Lucent Technologies, Inc...................................  2,545     119,615
                                                                     -----------
                                                                       1,534,369
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.8%)
  Ameritech Corp.............................................  5,831     319,247
  AT&T Corp..................................................  8,145     284,057
                                                                     -----------
                                                                         603,304
--------------------------------------------------------------------------------
 TEXTILES & APPAREL (3.5%)
  Russell Corp. ............................................. 16,575     470,316
  Unifi, Inc. ............................................... 22,268     693,091
                                                                     -----------
                                                                       1,163,407
--------------------------------------------------------------------------------
 TRANSPORTATION (3.2%)
  Canadian National Railway.................................. 37,842   1,040,655
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (3.6%)
 CMS Energy Corp. .....................................     16,761 $   530,066
 Portland General Corp.................................      9,793     428,444
 Sierra Pacific Resources..............................      8,775     244,603
                                                                   -----------
                                                                     1,203,113
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,372,777).................             31,447,525
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $1,606,249,
  collateralized by $1,552,376 various U.S. Treasury
  Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
  valued at $1,606,004 (COST $1,606,000)............... $1,606,000   1,606,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $27,978,777)(A).......             33,053,525
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)...................               (110,679)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $32,942,846
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $27,997,083. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $5,056,442. This consisted of aggregate gross unrealized appreciation for all securities of $5,464,687 and aggregate gross unrealized depreciation for all securities of $408,245.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              FACE
                                                             AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (30.6%)
--------------------------------------------------------------------------------
BANKS (4.9%)
 Chase Manhattan Grantor Trust, Series 1995A A
  6.00%, 09/17/01,
   Estimated Average Life 11/97++......................... $  290,550 $  291,419
 Irving Bank Corp.
  8.50%, 6/1/02, callable 12/31/96........................    318,000    319,984
 NationsBank Corp.
  6.625%, 1/15/98.........................................    500,000    504,965
                                                                      ----------
                                                                       1,116,368
--------------------------------------------------------------------------------
FINANCIAL SERVICES (12.2%)
 *Ford Motor Credit Corp.-Medium Term Note
  5.938%, 2/1/99, callable 2/1/98.........................  1,000,000  1,002,680
 General Electric Capital Corp.
  7.34%, 3/2/99...........................................    750,000    770,475
 Grand Metropolitan Investment Corp.-Medium Term Note
  6.186%, 8/3/99..........................................  1,000,000    998,330
                                                                      ----------
                                                                       2,771,485
--------------------------------------------------------------------------------
INDUSTRIAL (11.3%)
 Cooper Industries, Inc.
  7.76%, 11/5/97..........................................  1,000,000  1,018,490
 Du Pont (E.I.) de Nemours-Medium Term Note
  8.35%, 5/15/98..........................................  1,000,000  1,036,230
 PHH Group, Inc.
  8.00%, 1/1/97...........................................    500,000    501,850
                                                                      ----------
                                                                       2,556,570
--------------------------------------------------------------------------------
TRANSPORTATION (2.2%)
 Seaboard System, Series 6
  10.00%, 5/15/97.........................................    500,000    511,230
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $6,925,241).........             6,955,653
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (67.7%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (48.6%)
  5.875%, 7/31/97....................................... $  850,000 $   852,525
  6.50%, 8/15/97........................................    500,000     503,905
  5.50%, 9/30/97........................................    400,000     400,064
  5.00%, 1/31/98........................................  1,000,000     992,340
  6.125%, 5/15/98.......................................  1,000,000   1,006,560
  6.25%, 7/31/98........................................    475,000     479,156
  5.875%, 8/15/98.......................................  1,900,000   1,904,446
  6.875%, 8/31/99.......................................  1,000,000   1,025,000
  7.125%, 9/30/99.......................................  1,000,000   1,032,030
  6.25%, 5/31/00........................................  1,250,000   1,260,150
  5.50%, 12/31/00.......................................    500,000     490,080
  5.25%, 1/31/01........................................    500,000     486,330
  6.625%, 7/31/01.......................................    600,000     612,654
                                                                    -----------
                                                                     11,045,240
-------------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES (6.8%)
 Federal Home Loan Bank
  7.76%, 9/19/01, Callable 9/19/97......................    500,000     508,815
 Federal Home Loan Mortgage Corp.
  6.14%, 10/23/98, Callable 11/30/96....................    500,000     499,610
 Guaranteed Trade Trust, Series 93-A
  4.86%, 4/1/98, Estimated Average Life 9/97++..........     30,000      29,805
 Tennessee Valley Authority
  5.98%, 4/1/36, Putable 4/1/98.........................    500,000     506,410
                                                                    -----------
                                                                      1,544,640
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.9%)
 Federal Home Loan Mortgage Corporation
 REMIC Series 1484Q
 5.00%, 1/15/23,
  Estimated Average Life 12/13++........................     78,594      56,564

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

--------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
 Federal National Mortgage Association
 REMIC Series G-93 2D
 6.00%, 10/25/12,
  Estimated Average Life 7/97++.........................  $  225,200 $   224,797
 REMIC Series 92-49 E
 7.00%, 7/25/17,
  Estimated Average Life 3/97++.........................      60,863      60,819
 REMIC Series 92-150G
 6.75%, 9/25/18,
  Estimated Average Life 8/97++.........................     310,213     310,653
                                                                     -----------
                                                                         652,833
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (9.4%)
 Federal Home Loan Mortgage Corporation
 Pool #G50213
 6.50%, 11/1/99,
  Estimated Average Life 12/98++........................   1,356,100   1,359,490
 Pool #G40112
 7.50%, 9/1/01,
  Estimated Average Life 8/99++.........................     752,558     768,080
                                                                     -----------
                                                                       2,127,570
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $15,297,044).....              15,370,283
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT      VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.2%)
  Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $43,007, collateralized
   by $41,564 various U.S. Treasury Notes, 5.875%-7.75%,
   due from 3/31/99-11/30/99,
   valued at $43,000 (COST $43,000)..................... $    43,000 $    43,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (COST $22,265,285)(A).........              22,368,936
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%).....................                 348,232
--------------------------------------------------------------------------------
NET ASSETS (100%).......................................             $22,717,168
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+See Note A to Financial Statements.
++Estimated Average Life is unaudited.
*Variable/Floating rate security--rate disclosed is as of October 31, 1996. REMICReal Estate Mortgage Investment Conduit.
(a) The cost for federal income tax purposes was $22,267,915. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $101,021. This consisted of aggregate gross unrealized appreciation for all securities of $169,639 and aggregate gross unrealized depreciation for all securities of $68,618.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                                     STERLING
                                            STERLING    STERLING    PARTNERS'
                                            PARTNERS'   PARTNERS'   SHORT-TERM
                                            BALANCED     EQUITY    FIXED INCOME
                                            PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost..................... $52,726,026 $27,978,777 $22,265,285
                                           =========== =========== ===========
 Investments, at Value.................... $58,371,977 $33,053,525 $22,368,936
 Cash.....................................         474         --          109
 Receivable for Investments Sold..........     390,035     332,677         --
 Receivable due from Investment Adviser...         --          --        3,335
 Receivable for Portfolio Shares Sold.....       4,863       2,961     110,751
 Dividends Receivable.....................      24,864      22,331         --
 Interest Receivable......................     339,596         --      339,829
 Other Assets.............................       2,079       1,443         758
-------------------------------------------------------------------------------
  Total Assets............................  59,133,888  33,412,937  22,823,718
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased........     365,602     401,794         --
 Payable for Portfolio Shares Redeemed....       1,200         --       50,398
 Payable for Investment Advisory Fees.....      35,530      11,411         --
 Payable for Dividends....................         --          --       19,210
 Payable for Administrative Fees..........       9,395       7,941       7,161
 Payable for Custodian Fees...............       2,789       3,877       3,576
 Payable to Custodian Bank................         --       16,454         --
 Payable for Directors' Fees..............         751         704         632
 Other Liabilities........................      27,500      27,910      25,573
-------------------------------------------------------------------------------
  Total Liabilities.......................     442,767     470,091     106,550
-------------------------------------------------------------------------------
NET ASSETS................................ $58,691,121 $32,942,846 $22,717,168
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.......................... $48,497,914 $24,576,972 $23,015,379
 Undistributed (Distributions in Excess
  of) Net Investment Income...............     165,686      24,710     (31,812)
 Accumulated Net Realized Gain (Loss).....   4,381,570   3,266,416    (370,050)
 Unrealized Appreciation..................   5,645,951   5,074,748     103,651
-------------------------------------------------------------------------------
NET ASSETS................................ $58,691,121 $32,942,846 $22,717,168
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par
  value) (Authorized 25,000,000)..........   4,676,780   2,095,162   2,286,889
 Net Asset Value, Offering and Redemption
  Price Per Share......................... $     12.55 $     15.72 $      9.93
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                                                    STERLING
                                      STERLING              STERLING               PARTNERS'
                                     PARTNERS'             PARTNERS'               SHORT-TERM
                                      BALANCED               EQUITY               FIXED INCOME
                                     PORTFOLIO             PORTFOLIO               PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................           $  669,737            $  623,893              $      --
 Interest.................            1,673,384                61,623               1,503,129
----------------------------------------------------------------------------------------------
  Total Income............            2,343,121               685,516               1,503,129
----------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fee...............  $462,951             $256,496              $ 121,012
  Less: Fees Waived.......       --     462,951   (72,415)    184,081   (121,012)         --
                            --------             --------              ---------
 Administrative Fees--Note
  C.......................               99,401                87,881                  84,081
 Custodian Fees--Note D...               13,159                10,035                   8,442
 Audit Fees...............               14,666                13,098                  13,349
 Printing Fees............               13,629                16,085                  13,633
 Legal Fees...............                5,902                 4,333                   3,178
 Registration and Filing
  Fees....................               14,502                14,961                  15,616
 Directors' Fees--Note G..                3,610                 3,125                   2,873
 Other Expenses...........                8,733                 5,902                   5,451
 Expenses Reimbursed by
  Adviser.................                  --                    --                  (12,908)
----------------------------------------------------------------------------------------------
  Total Expenses..........              636,553               339,501                 133,715
 Expense Offset--Note A...               (4,896)               (1,036)                   (655)
----------------------------------------------------------------------------------------------
  Net Expenses............              631,657               338,465                 133,060
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....            1,711,464               347,051               1,370,069
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON INVESTMENTS...........            4,827,174             4,140,929                  (8,572)
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........            2,106,555             2,701,952                 (86,140)
----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVEST-
 MENTS....................            6,933,729             6,842,881                 (94,712)
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERA-
  TIONS...................           $8,645,193            $7,189,932              $1,275,357
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $  1,711,464  $  2,583,735
 Net Realized Gain..................................    4,827,174     3,426,488
 Net Change in Unrealized Appreciation/Depreciation.    2,106,555     2,718,106
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................    8,645,193     8,728,329
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................   (1,822,583)   (2,532,840)
 Net Realized Gain..................................   (3,417,915)   (1,844,451)
--------------------------------------------------------------------------------
  Total Distributions...............................   (5,240,498)   (4,377,291)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   10,461,361    20,677,998
     --In Lieu of Cash Distributions................    5,122,683     4,260,401
 Redeemed...........................................  (25,230,195)  (29,030,268)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions......   (9,646,151)   (4,091,869)
--------------------------------------------------------------------------------
 Total Increase (Decrease)..........................   (6,241,456)      259,169
Net Assets:
 Beginning of Period................................   64,932,577    64,673,408
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $165,686 and $273,713, respective-
  ly)............................................... $ 58,691,121  $ 64,932,577
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued......................................      862,801     1,855,817
 In Lieu of Cash Distributions......................      448,253       391,431
 Shares Redeemed....................................   (2,111,425)   (2,580,432)
--------------------------------------------------------------------------------
                                                         (800,371)     (333,184)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $   347,051  $   430,483
 Net Realized Gain....................................   4,140,929    2,237,512
 Net Change in Unrealized Appreciation/Depreciation...   2,701,952    1,463,755
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   7,189,932    4,131,750
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................    (366,530)    (412,329)
 Net Realized Gain....................................  (2,251,608)  (1,076,275)
--------------------------------------------------------------------------------
  Total Distributions.................................  (2,618,138)  (1,488,604)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   7,389,338    8,462,828
     --In Lieu of Cash Distributions..................   2,561,496    1,471,882
 Redeemed............................................. (13,548,762)  (3,960,760)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................  (3,597,928)   5,973,950
--------------------------------------------------------------------------------
 Total Increase.......................................     973,866    8,617,096
Net Assets:
 Beginning of Period..................................  31,968,980   23,351,884
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $24,710 and $44,189, respectively)........ $32,942,846  $31,968,980
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued........................................     512,923      665,503
 In Lieu of Cash Distributions........................     194,161      125,595
 Shares Redeemed......................................    (947,380)    (318,325)
--------------------------------------------------------------------------------
                                                          (240,296)     472,773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,370,069  $ 1,335,117
 Net Realized Loss.....................................       (8,572)    (146,132)
 Net Change in Unrealized Appreciation/Depreciation....      (86,140)     695,074
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    1,275,357    1,884,059
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,338,257)  (1,354,608)
 In Excess of Net Investment Income....................      (31,812)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,370,069)  (1,354,608)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    5,687,848    6,891,367
   --In Lieu of Cash Distributions.....................    1,151,331    1,252,521
 Redeemed..............................................   (8,749,458)  (8,333,106)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........   (1,910,279)    (189,218)
----------------------------------------------------------------------------------
 Total Increase (Decrease).............................   (2,004,991)     340,233
Net Assets:
 Beginning of Period...................................   24,722,159   24,381,926
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
  net investment income of $(31,812) and $(7,354),
  respectively)........................................  $22,717,168  $24,722,159
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      572,484      701,034
 In Lieu of Cash Distributions.........................      116,075      127,414
 Shares Redeemed.......................................     (882,706)    (850,335)
----------------------------------------------------------------------------------
                                                            (194,147)     (21,887)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                    -------------------------------------------
                                     1996     1995     1994     1993     1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD.............................  $ 11.86  $ 11.13  $ 11.51  $ 10.71  $ 10.26
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.34     0.46     0.32     0.34     0.37
 Net Realized and Unrealized Gain
  (Loss)..........................     1.38     1.04    (0.25)    0.94     0.50
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions..........................     1.72     1.50     0.07     1.28     0.87
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.36)   (0.45)   (0.32)   (0.32)   (0.37)
 Net Realized Gain................    (0.67)   (0.32)   (0.13)   (0.16)   (0.05)
--------------------------------------------------------------------------------
  Total Distributions.............    (1.03)   (0.77)   (0.45)   (0.48)   (0.42)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 12.55  $ 11.86  $ 11.13  $ 11.51  $ 10.71
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................    15.52%   14.23%    0.66%   12.23%    8.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)...........................  $58,691  $64,933  $64,673  $47,016  $39,129
Ratio of Expenses to Average Net
 Assets...........................     1.03%    0.96%    1.01%    0.99%    1.09%
Ratio of Net Investment Income to
 Average Net Assets...............     2.77%    3.96%    3.05%    3.08%    3.52%
Portfolio Turnover Rate...........       84%     130%      70%      49%      80%
Average Commission Rate #.........  $0.0684      N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     1.02%    0.96%     N/A      N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                    ------------------------------------------
                                     1996     1995     1994     1993     1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................ $ 13.69  $ 12.54  $ 12.39  $ 11.01  $10.29
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............    0.15     0.21     0.16     0.15    0.17
 Net Realized and Unrealized Gain..    3.01     1.73     0.27     1.53    0.75
-------------------------------------------------------------------------------
  Total From Investment Operations.    3.16     1.94     0.43     1.68    0.92
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............   (0.16)   (0.20)   (0.15)   (0.16)  (0.16)
 Net Realized Gain.................   (0.97)   (0.59)   (0.13)   (0.14)  (0.04)
-------------------------------------------------------------------------------
  Total Distributions..............   (1.13)   (0.79)   (0.28)   (0.30)  (0.20)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..... $ 15.72  $ 13.69  $ 12.54  $ 12.39  $11.01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+......................   24.76%   16.61%    3.50%   15.46%   9.01%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................... $32,943  $31,969  $23,352  $15,982  $9,725
Ratio of Expenses to Average Net
 Assets............................    0.99%    1.00%    0.99%    0.93%   1.04%
Ratio of Net Investment Income to
 Average Net Assets................    1.01%    1.64%    1.34%    1.30%   1.73%
Portfolio Turnover Rate............      78%     135%      73%      55%     84%
Average Commission Rate#........... $0.0687      N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share.. $  0.03  $  0.03  $  0.04  $  0.06  $ 0.09
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..    0.99%    0.99%     N/A      N/A     N/A
-------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    FEBRUARY 10,
                                                                     1992** TO
                                   YEARS ENDED OCTOBER 31,          OCTOBER 31,
--------------------------------------------------------------------------------
                                1996     1995     1994     1993         1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  9.96  $  9.74  $ 10.12  $ 10.07     $ 10.00
--------------------------------------------------------------------------------
Income From Investment Opera-
 tions
 Net Investment Income.......     0.56     0.54     0.49     0.53        0.30
 Net Realized and Unrealized
  Gain (Loss)................    (0.03)    0.23    (0.38)    0.06        0.07
--------------------------------------------------------------------------------
  Total From Investment Oper-
   ations....................     0.53     0.77     0.11     0.59        0.37
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......    (0.55)   (0.55)   (0.48)   (0.53)+     (0.30)
 In Excess of Net Investment
  Income.....................    (0.01)     -- #     --       --          --
 Net Realized Gain...........      --       --       --    (0.01)         --
 Return of Capital...........      --       --     (0.01)     --          --
--------------------------------------------------------------------------------
  Total Distributions........    (0.56)   (0.55)   (0.49)   (0.54)      (0.30)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  9.93  $  9.96  $  9.74  $ 10.12     $ 10.07
--------------------------------------------------------------------------------
TOTAL RETURN++...............     5.51%    8.16%    1.16%    5.98%       3.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $22,717  $24,722  $24,382  $20,256     $12,101
Ratio of Expenses to Average
 Net Assets..................     0.55%    0.55%    0.53%    0.50%       0.50%*
Ratio of Net Investment
 Income to Average Net
 Assets......................     5.66%    5.55%    5.00%    5.24%       5.00%*
Portfolio Turnover Rate......       48%      58%     100%      78%        122%
--------------------------------------------------------------------------------
Voluntary Waived Fees and Ex-
 penses Assumed by the Ad-
 viser Per Share.............  $  0.06  $  0.04  $  0.05  $  0.05     $  0.03
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................     0.55%    0.55%     N/A      N/A         N/A
--------------------------------------------------------------------------------

 * Annualized.
** Commencement of Operations.
 + Because of the differences between book and tax basis accounting, approximately $0.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.
++ Total return would have been lower had certain fees not been waived and assumed by the Adviser during the periods indicated.
 # Value is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust, (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Short Term Fixed Income Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  The STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO seeks to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange and unlisted securities for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. In addition, listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996, the following Portfolio had available an approximate capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                   EXPIRATION DATE OCTOBER 31,
                                                  -----------------------------
   STERLING PARTNERS' PORTFOLIO                     2002      2003      TOTAL
   ----------------------------                   --------- --------- ---------
   Short-Term Fixed Income....................... $ 222,000 $ 145,000 $ 367,000

                         STERLING PARTNERS' PORTFOLIOS

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income to shareholders quarterly for the Sterling Partners' Equity and Sterling Partners' Balanced Portfolios, and monthly for the Sterling Partner's Short-Term Fixed Income Portfolio. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                           UNDISTRIBUTED  ACCUMULATED    PAID
                                           NET INVESTMENT NET REALIZED    IN
   STERLING PARTNERS' PORTFOLIO                INCOME         GAIN     CAPITAL
   ----------------------------            -------------- ------------ --------
   Balanced...............................    $  3,092     $(429,397)  $426,305
   Equity.................................         --       (859,487)   859,487
   Short-Term Fixed Income................     (24,458)       23,509        949

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-

                         STERLING PARTNERS' PORTFOLIOS
  end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and 0.50% of average daily net assets for the Sterling Partners' Short-Term Fixed Income Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 0.55% of average daily net assets for the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Short Term Fixed Income Portfolio, respectively.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.06% and 0.04% of average daily net assets for Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Short-Term Fixed Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC:

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
STERLING PARTNERS' PORTFOLIOS                                 FEES       CGFSC
-----------------------------                            -------------- -------
Balanced................................................    $62,275     $42,376
Equity..................................................     52,322      40,917
Short-Term Fixed Income.................................     46,496      41,362

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of

                         STERLING PARTNERS' PORTFOLIOS
the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
STERLING PARTNERS' PORTFOLIOS                                          FEES
-----------------------------                                     --------------
Balanced.........................................................    $37,126
Equity...........................................................     35,559
Short-Term Fixed Income..........................................     37,585

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
STERLING PARTNERS' PORTFOLIOS                                            FEES
-----------------------------                                          ---------
Balanced..............................................................  $1,590
Equity................................................................   2,548
Short-Term Fixed Income...............................................   2,478
As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. PURCHASES AND SALES: For the year ended October 31, 1996 purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                            PURCHASES     SALES
-----------------------------                           ----------- -----------
Balanced............................................... $41,721,993 $42,254,129
Equity.................................................  25,800,779  31,449,705
Short-Term Fixed Income................................   4,328,808   4,825,789

Purchases and sales of long-term U.S. Government securities were $8,670,097 and $19,964,213, respectively, for the Sterling Partners' Balanced Portfolio, and $7,183,186 and $6,205,304, respectively, for the Sterling Partner's Short-Term Fixed Income Portfolio. The Sterling Partners' Balanced Portfolio and the Sterling Partners' Equity Portfolio sales figures include $6,737,469 and $6,733,596 of in-kind transactions which resulted in realized gains of $426,305 and $859,487, respectively. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio.

                         STERLING PARTNERS' PORTFOLIOS

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended October 31, 1996 the Portfolios had no borrowings under the agreement.

I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                             NO. OF        %
STERLING PARTNERS' PORTFOLIOS                             SHAREHOLDERS OWNERSHIP
-----------------------------                             ------------ ---------
Equity...................................................       1        11.9%
Short-Term Fixed Income..................................       1        11.7

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, and Sterling Partners' Short-Term Fixed Income Portfolio (the "Portfolios"). Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

The Sterling Partners' Balanced and Sterling Partners' Equity Portfolios hereby designates $1,635,000 and $1,095,000, respectively, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1996, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios is 14.6% and 34.1%, respectively.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                TS&W PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer      William H. Park
Director, President   Vice President
and Chairman


John T. Bennett, Jr.  Michael E. DeFao
Director              Secretary


Philip D. English     Karl O. Hartmann
Director              Assistant Secretary


William A. Humenuk    Gary L. French
Director              Treasurer


Peter M. Whitman, Jr. Robert R. Flaherty
Director              Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Thompson, Siegel & Walmsley, Inc.
 5000 Monument Avenue
 Richmond, VA 23230-0883

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                     TS&W
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

UAM FUNDS                                                        TS&W PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Equity....................................................................   8
  Fixed Income..............................................................  12
  International Equity......................................................  14
Statement of Assets and Liabilities.........................................  20
Statement of Operations.....................................................  21
Statement of Changes in Net Assets
  Equity....................................................................  22
  Fixed Income..............................................................  23
  International Equity......................................................  24
Financial Highlights
  Equity....................................................................  25
  Fixed Income..............................................................  26
  International Equity......................................................  27
Notes to Financial Statements...............................................  28
Report of Independent Accountants...........................................  34

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with our annual report for the period ended October 31, 1996 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The TS&W Equity, Fixed Income and International Equity Portfolios have grown since our last report of April 30, 1996. The Equity Portfolio's net assets on October 31, 1996 was $81,554,253, the Fixed Income Portfolio's net assets was $61,692,278 and the International Equity Portfolio was valued at $103,339,292.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, utilizing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

                             TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio had total net assets of $81,554,253 on October 31, 1996 with $75,774,015 (93% of net assets) invested in common stocks, and the remainder in cash reserves. The TS&W Equity Portfolio returned 21.45% for the year ended October 31, 1996 versus the S&P 500 Index return of 24.08%.

The economy has been the focal point for investors in 1996. Business cycle indicators have been closely scrutinized for clues on the pace of economic activity. For stock investors, the economic recovery has provided a favorable backdrop for increasing corporate profits while inflation remains low. Resultant returns in the stock market have been favorable with a fiscal year 1996 return of 23.9% on the heels of the fiscal year 1995 return of 26.1% as measured by the S&P 500 Index. These returns are well in excess of the 1926 to 1995 long term average annual return of 10.5% which the S&P 500 Index has produced. Importantly, this period has been characterized by both exceptionally high returns and exceptionally low levels of volatility. To highlight the low level of volatility, the last 10% correction in the stock market occurred in 1990 making the current period the longest period on record without a correction in prices of this magnitude. Uncertainty in the economic outlook is likely to characterize the period ahead as the traditional pattern of large swings in quarterly economic output becomes more frequent six years into a business cycle expansion. It is in periods of uncertainty, and the typically higher levels of volatility associated with these periods, that the conservative style of management which characterizes the TS&W Equity Portfolio increases in importance. While the early shift of our Portfolio towards a defensive posture has resulted in a period of underperformance, we historically have outperformed the inevitable downturn in prices associated with the later stages of a market cycle.

We continue to position the Portfolio towards a more defensive orientation emphasizing diversification across economic sectors and above average dividend yields. Real Estate Investment Trusts (REIT's) have been one area of increased emphasis in this progression. Although protection of principal in the current market environment has taken on added importance, we continue to actively search for opportunities for attractive capital appreciation. Businesses with strong secular unit growth opportunities including Texas Instruments, Inc. and Motorola, Inc. have been added to the Portfolio along with companies with stable patterns of earnings growth and international growth opportunities including International Flavors and Fragrances and Archer-Daniels Midland Co.

The high levels of return and low levels of volatility which have characterized the stock market over the year extends the extraordinary period existent since 1990. As risk continues to grow in the market, TS&W will continue to practice the conservative, value-based disciplines which have provided our clients with good levels of returns at a low level of risk relative to the stock market.

                          TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio had total net assets of $61,692,278 on October 31, 1996. For the fiscal year ended October 31, 1996 the TS&W Fixed Income Portfolio return was 4.40% versus 5.39% for the Lehman Government/Corporate Index (the "Index").

The rate environment of the fourth fiscal quarter was decidedly more market friendly than the prior three quarters. This is evidenced by the drop in rates for all maturities from June highs back to levels last experienced in February of 1996. An example would be the yield on the 90 day Treasury bill which fell to 5.14% from 5.30% at the start of the fiscal quarter. Similarly the five year Treasury yield fell to 6.07% from 6.56% and the Treasury ten year yield fell to 6.34% from 6.79%. The drop in rates for the quarter was in sharp contrast to the dramatic rise in rates during the second fiscal quarter when the ten year Treasury yield rose to 6.67% from 5.57%.

Our strategy during the recent period has been to structure the Portfolio to more closely track the price sensitivity of the Index. This was accomplished through the purchase of securities with slightly longer maturities than those owned in the Portfolio during the first two fiscal quarters. This strategy effectively moved the Portfolio duration from 4.9 years as of July 31, 1996 to
5.0 years at the close of the Portfolio's fiscal year. The duration of the Index as of October 31, 1996 was 5.1 years.

An additional component of our strategy implemented during the recent fiscal quarter was to raise the Portfolio allocation to the mortgage sector. The percentage of the Portfolio allocated to mortgages at the end of the fiscal year was 27.1% versus an allocation of 18.8% as of the close of the third fiscal quarter. This strategic move was executed to add income to the Portfolio.

Our outlook is for rates to fluctuate within a reasonably narrow band around current levels for the immediate future. The current yield level on the two year Treasury is 5.75%, the five year Treasury yield is 6.07%, the ten year Treasury yield is 6.34%, and the yield on long Treasury issues is 6.64%. We believe the bias to be for lower rates. This opinion is based on recent gauges of economic activity and inflationary pressures suggesting we are channeled towards slower domestic growth. There are, however, two concerns facing the Federal Reserve and the markets that will influence the course of rates as we enter 1997.

The first concern is at what rate will the consumer spend. Consumer spending, representing 66% of our GDP, was robust during the second quarter of 1996 and generated economic growth, as measured by GDP, at a 4.7% gain for the quarter. Preliminary information for the third quarter recorded 2.2% GDP growth with the dominant component of growth attributable to inventory accumulation. Continued deceleration on the part of the consumer is viewed as a positive for the bond market.

The second concern is wage pressures. Wages were accelerating during the early part of this year and loomed over the bond market because of the future implications for inflation. The result was a market that began to anticipate a move towards restraint by the Federal Reserve as an effort to contain spiraling wage pressures. More recent wage information suggests that, even though we are at or near a historically low unemployment rate, inflationary pressures on wages are not threatening. The current outlook for inflation is positive due to diminishing commodity and wage pressures.

The Portfolio, as of October 31, 1996 was composed of 57.0% Treasury issues, 13.6% corporate bonds, 1.0% overnight funds, and 27.1% mortgage pass-through securities. The effective maturity is 8.3 years. The Portfolio duration of 5.0 years is similar to the Index duration of 5.1 years.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio had total net assets of $103,339,292 on October 31, 1996. The TS&W International Equity Portfolio returned 8.71% for the year ended October 31, 1996. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, rose 10.47% for that period. However, for the six months ended October 31, 1996 the Portfolio's return was -1.6% against EAFE's -2.4%.

EAFE earned more than 10% over the twelve months despite a 2.4% decline over the last half of the fiscal year. The main culprit was the poorly performing Japanese market, which declined nearly 17% in that period. A strong dollar was partly responsible but there were other factors: sentiment was depressed as the economy showed renewed signs of sluggishness, deflationary worries coupled with a surging bond market seemed to sap interest in the local equities, and foreign investors were net sellers. On top of this was a lack of political mandate, such mandate being a pre-requisite for the Japanese to aggressively deal with their many structural and economic issues. The Portfolio has maintained an underweighting in Japan during the course of the year. Holdings are concentrated in the capital goods sector and consumer technology where Japanese firms enjoy a global competitive advantage and where a weaker yen should be very beneficial

Stock market performance in the non-Japanese part of Asia was very spotty. Korea and Thailand were particularly disappointing during the past year. Concerns about the slowdown in exports, current account deficits, and declining regional competitiveness depressed investment sentiment. We believe these market corrections are overdone and anticipate recovery this year. Hong Kong and Malaysia, in contrast, were very strong markets. Political worries in Hong Kong have receded as the 1997 countdown to Chinese integration proceeds. The market still trades at a political discount to the far riskier and less developed mainland Chinese stock markets, a situation which gives us some comfort.

European markets were up but primarily in the first half of the fiscal year. Sweden and the UK markets performed particularly well over the second half, each returning double digit performance. A stronger British pound enhanced the returns of that market to dollar based investors. Both countries enjoyed economic growth above regional averages. It is no coincidence that they have proceeded further along the restructuring path than many of their European peers. The Portfolio maintains an overweighting in Europe as we expect further benefits from the easy monetary policy and the impetus of economic restructuring and de-regulation.

On an industry basis it was best to be in financial stocks in the UK, Hong Kong, Sweden and Australia as well as household and pharmaceuticals in the UK, France and Germany. Declining interest rates, easy monetary policies and steepening yield curves were all beneficial to the financial sectors.

Looking ahead, we are confident the world economic recovery has further to run, even if the US recovery falters. A stock market slowdown here would adversely impact the rest of the world temporarily. However, the real economy outside the US is undergoing structural adjustments that will remove long-standing obstacles to economic performance. These changes coupled with loose monetary policy will fuel foreign stock markets' performance. Continental Europe will benefit from the structural changes and will remain overweighted. Asia, ex-Japan, as well as emerging markets will also be preferred due to their lower correlations to the US market.

Respectfully submitted,


/s/ John T. Siegel

John T. Siegel, CFA
Managing Director

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the TS&W Portfolio's Prospectus.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                             TS&W EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).


        --------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN                1           SINCE
        FOR PERIOD ENDED OCTOBER 31, 1996        YEAR         7/17/92*
        --------------------------------------------------------------
        TS&W EQUITY PORTFOLIO                    21.45%       12.01%**
        --------------------------------------------------------------
        S&P 500 INDEX                            24.08%       17.23%
        --------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


        DATE                      TS&W EQUITY PORTFOLIO+ S&P 500 INDEX+
        --------------------------------------------------------------
          7/17/92*                              10,000       10,000
        --------------------------------------------------------------
         10/31/92                                9,670        9,945
        --------------------------------------------------------------
         10/31/93                               11,180       11,428
        --------------------------------------------------------------
         10/31/94                               11,719       11,869
        --------------------------------------------------------------
         10/31/95                               13,397       15,004
        --------------------------------------------------------------
         10/31/96                               16,271       18,617
        --------------------------------------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                          TS&W FIXED INCOME PORTFOLIO
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.


        --------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN                1           SINCE
        FOR PERIOD ENDED OCTOBER 31, 1996        YEAR         7/17/92*
        --------------------------------------------------------------
        TS&W FIXED INCOME PORTFOLIO               4.40%        5.86%**
        --------------------------------------------------------------
        LEHMAN BROTHERS GOV'T/CORP. INDEX         5.39%        6.72%
        --------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                         LEHMAN BROTHERS
                                          TS&W FIXED       GOVERNMENT/
        DATE                          INCOME PORTFOLIO+  CORPORATE INDEX+
        -----------------------------------------------------------------
          7/17/92*                              10,000       10,000
        -----------------------------------------------------------------
         10/31/92                               10,131       10,071
        -----------------------------------------------------------------
         10/31/93                               11,277       11,444
        -----------------------------------------------------------------
         10/31/94                               10,659       10,913
        -----------------------------------------------------------------
         10/31/95                               12,231       12,677
        -----------------------------------------------------------------
         10/31/96                               12,769       13,360
        -----------------------------------------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                      TS&W INTERNATIONAL EQUITY PORTFOLIO
        AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.


        --------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN                1           SINCE
        FOR PERIOD ENDED OCTOBER 31, 1996        YEAR        12/18/92*
        --------------------------------------------------------------
        TS&W INTERNATIONAL EQUITY PORTFOLIO       8.71%       10.94%**
        --------------------------------------------------------------
        MSCI EAFE INDEX                          10.47%       16.04%
        --------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                     TS&W INTERNATIONAL
        DATE                          EQUITY PORTFOLIO+  MSCI EAFE INDEX+
        -----------------------------------------------------------------
         12/18/92*                              10,000       10,000
        -----------------------------------------------------------------
         10/31/93                               12,540       13,581
        -----------------------------------------------------------------
         10/31/94                               13,903       14,915
        -----------------------------------------------------------------
         10/31/95                               13,749       14,860
        -----------------------------------------------------------------
         10/31/96                               14,947       16,416
        -----------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                         Definition Of The Comparative Index
                         -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one cannot invest in an unmanaged index.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
 Raytheon Co. .............................................. 15,910 $   783,568
-------------------------------------------------------------------------------
BANKS (6.7%)
 BankAmerica Corp. ......................................... 18,950   1,733,925
 Crestar Financial Corp. ................................... 10,795     663,893
 J.P. Morgan & Co. ......................................... 12,000   1,036,500
 National City Corp. ....................................... 20,300     880,512
 NationsBank Corp. ......................................... 12,500   1,178,125
                                                                    -----------
                                                                      5,492,955
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (10.1%)
 Archer-Daniels-Midland Co. ................................ 62,500   1,359,375
 CPC International, Inc. ................................... 23,570   1,859,084
 PepsiCo, Inc. ............................................. 37,850   1,121,306
 Procter & Gamble Co. ...................................... 22,000   2,178,000
 Unilever N.V.--New York Shares............................. 11,000   1,681,625
                                                                    -----------
                                                                      8,199,390
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (6.9%)
 Albany International Corp., Class A........................ 51,325   1,154,813
 BW/IP, Inc. ............................................... 45,895     619,583
 Caterpillar, Inc. ......................................... 15,000   1,029,375
 Goulds Pumps, Inc. ........................................ 18,975     436,425
 Ingersoll-Rand Co. ........................................ 17,700     736,763
 Keystone International, Inc. .............................. 36,935     664,830
 Trinity Industries, Inc. .................................. 28,280     979,195
                                                                    -----------
                                                                      5,620,984
-------------------------------------------------------------------------------
CHEMICALS (4.4%)
 Air Products & Chemical, Inc. ............................. 14,250     855,000
 Dow Chemical Co. .......................................... 21,720   1,688,730
 Nalco Chemical Co. ........................................ 28,840   1,049,055
                                                                    -----------
                                                                      3,592,785
-------------------------------------------------------------------------------
CONSTRUCTION (1.7%)
 Masco Corp. ............................................... 45,420   1,425,053
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.4%)
 Corning, Inc. ............................................. 50,500 $ 1,956,875
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.0%)
 International Flavors & Fragrances, Inc. .................. 40,000   1,655,000
-------------------------------------------------------------------------------
ELECTRONICS (8.4%)
 AMP, Inc. ................................................. 20,000     677,500
 Emerson Electric Co. ...................................... 10,050     894,450
 General Electric Co. ...................................... 15,490   1,498,658
 Hewlett-Packard Co. ....................................... 25,800   1,138,425
 Motorola, Inc. ............................................ 30,000   1,380,000
 Texas Instruments, Inc. ................................... 26,000   1,251,250
                                                                    -----------
                                                                      6,840,283
-------------------------------------------------------------------------------
ENERGY (10.7%)
 Chevron Corp. ............................................. 20,200   1,328,150
 Coastal Corp. ............................................. 20,670     888,810
 Dresser Industries, Inc. .................................. 39,550   1,300,206
 Elf Aquitaine ADR.......................................... 41,979   1,684,407
 Enron Corp. ............................................... 22,725   1,056,713
 Schlumberger Ltd. ......................................... 12,170   1,206,351
 Texaco, Inc. .............................................. 12,500   1,270,313
                                                                    -----------
                                                                      8,734,950
-------------------------------------------------------------------------------
HEALTH CARE (8.3%)
 Bristol-Myers Squibb Co. .................................. 18,775   1,985,456
 Columbia/HCA Healthcare Corp. ............................. 54,600   1,951,950
 Pfizer, Inc. .............................................. 12,700   1,050,925
 Schering-Plough Corp. ..................................... 27,740   1,775,360
                                                                    -----------
                                                                      6,763,691
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.3%)
 Bob Evans Farms, Inc. ..................................... 64,150     801,875
 McDonald's Corp. .......................................... 24,430   1,084,081
                                                                    -----------
                                                                      1,885,956
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
METALS (2.1%)
 Reynolds Metals Co. ....................................... 30,405 $ 1,710,280
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.5%)
 Chesapeake Corp. ..........................................  3,000      84,750
 International Paper Co. ................................... 46,400   1,983,600
                                                                    -----------
                                                                      2,068,350
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.5%)
 Duke Realty Investments, Inc. ............................. 25,000     862,500
 Liberty Property Trust..................................... 47,500   1,027,187
 Merry Land & Investment Co., Inc. ......................... 44,400     932,400
 United Dominion Realty Trust............................... 60,000     847,500
                                                                    -----------
                                                                      3,669,587
-------------------------------------------------------------------------------
RETAIL (2.0%)
 Nordstrom, Inc. ........................................... 10,000     360,000
 Wal-Mart Stores, Inc. ..................................... 48,000   1,278,000
                                                                    -----------
                                                                      1,638,000
-------------------------------------------------------------------------------
SERVICES (5.1%)
 Minnesota Mining & Manufacturing Co. ...................... 25,165   1,928,268
 WMX Technologies, Inc. .................................... 65,220   2,241,937
                                                                    -----------
                                                                      4,170,205
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Spring Industries, Inc., Class A........................... 12,375     558,421
-------------------------------------------------------------------------------
UTILITIES (11.1%)
 AT&T Corp. ................................................ 15,307     533,832
 Dominion Resources, Inc. .................................. 47,650   1,798,788
 GTE Corp. ................................................. 47,300   1,992,513
 MCI Communications Corp. .................................. 50,000   1,250,000
 Pacificorp................................................. 98,600   2,082,925
 Southern Co. .............................................. 61,000   1,349,624
                                                                    -----------
                                                                      9,007,682
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $63,574,346)......................         75,774,015
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.5%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
  11/1/96, to be repurchased at $6,145,952,
  collateralized by $5,939,821 of various U.S. Treasury
  Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $6,145,014 (COST $6,145,000)......................... $6,145,000 $ 6,145,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $69,719,346)(A).......             81,919,015
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)                                  (364,762)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $81,554,253
===============================================================================

  +  See Note A to Financial Statements.
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $69,720,889. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $12,198,126. This consisted of aggregate gross unrealized appreciation for all securities of $13,721,990 and aggregate gross unrealized depreciation for all securities of $1,523,864.




   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (57.0%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (19.5%)
 6.25%, 8/15/23.........................................  $3,900,000 $ 3,661,554
 7.125%, 2/15/23........................................   4,155,000   4,347,542
 8.125%, 8/15/19........................................   3,490,000   4,041,560
                                                                     -----------
                                                                      12,050,656
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (37.5%)
 4.375%, 11/15/96.......................................   1,175,000   1,174,706
 5.625%, 8/31/97........................................   2,250,000   2,251,867
 6.25%, 8/31/00.........................................   2,785,000   2,805,386
 6.375%, 7/15/99........................................   2,550,000   2,583,405
 6.50%, 8/15/05.........................................   5,850,000   5,911,893
 7.25%, 8/15/04.........................................   3,090,000   3,270,085
 7.50%, 11/15/01-5/15/02................................   3,610,000   3,836,261
 8.00%, 5/15/01.........................................   1,235,000   1,328,514
                                                                     -----------
                                                                      23,162,117
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $34,750,803).....              35,212,773
--------------------------------------------------------------------------------
AGENCY SECURITIES (27.1%)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.1%)
 6.50%, 2/1/03..........................................   3,075,903   3,054,639
 7.00%, 3/1/11..........................................   2,737,527   2,739,223
 8.00%, 2/1/23..........................................   2,827,998   2,894,593
                                                                     -----------
                                                                       8,688,455
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (13.0%)
 Various Pools:
  6.50%, 3/15/26........................................   3,425,796   3,276,798
  7.50%, 1/15/07........................................       1,418       1,422
  7.50%, 12/15/22.......................................   1,954,876   1,960,804
  9.00%, 8/15/24........................................   2,606,556   2,766,010
  12.50%, 11/15/13......................................       5,784       6,527
                                                                     -----------
                                                                       8,011,561
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $16,520,611)..............              16,700,016
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (13.6%)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.0%)
***CIT Group Holdings 5.56%, 5/2/97.....................  $1,425,000 $ 1,425,527
 Countrywide Funding Corp. 8.25%, 7/15/02...............     915,000     976,762
 Fleet/Norstar Group 8.125%, 7/1/04.....................     655,000     700,032
                                                                     -----------
                                                                       3,102,321
--------------------------------------------------------------------------------
INDUSTRIAL (8.6%)
***Ford Motor Credit Co. 5.61%, 5/20/97.................   1,970,000   1,970,965
***G.E. Capital Corp. 5.43%, 8/11/97....................   2,205,000   2,205,000
 General Motors Acceptance Corp. 7.625%, 2/15/97........   1,100,000   1,105,346
                                                                     -----------
                                                                       5,281,311
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $8,350,344)...........               8,383,632
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.0%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
  11/1/96, to be repurchased at $591,092, collateralized
  by $571,267 of various U.S. Treasury Notes, 5.875%-
  7.75%, due 3/31/99-11/30/99, valued at $591,001
  (COST $591,000).......................................     591,000     591,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%) (COST $60,212,758)(A)                       60,887,421
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)                                      804,857
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $61,692,278
================================================================================

  + See Note A to Financial Statements.
*** Variable/Floating rate security--rate disclosed is as of October 31, 1996.
(a) The cost for federal income tax purposes was $60,244,205. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $643,216. This consisted of aggregate gross unrealized appreciation for all securities of $814,589 and aggregate gross unrealized depreciation for all securities of $171,373.


   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
--------------------------------------------------------------------------------
ARGENTINA (0.9%)
 YPF S.A. ADR.............................................   40,000 $    910,000
--------------------------------------------------------------------------------
AUSTRALIA (3.0%)
 Brambles Industries Ltd. ................................  106,000    1,755,704
 WMC Ltd. ................................................  207,994    1,307,143
                                                                    ------------
                                                                       3,062,847
--------------------------------------------------------------------------------
AUSTRIA (1.0%)
 Flughafen Wien AG........................................   20,100      990,943
--------------------------------------------------------------------------------
BRAZIL (0.8%)
 #Usiminas S.A. ADS.......................................   84,000      861,000
--------------------------------------------------------------------------------
FRANCE (5.8%)
 Banque Paribas...........................................   19,251    1,239,399
 Castorama Dubois.........................................    5,396      923,936
 Cie Generale des Eaux....................................   11,156    1,333,865
 Elf Aquitaine............................................   12,463      997,001
 Elf Aquitaine ADR........................................    3,227      129,483
 Valeo S.A. ..............................................   22,000    1,320,809
                                                                    ------------
                                                                       5,944,493
--------------------------------------------------------------------------------
GERMANY (7.5%)
 adidas AG................................................   17,000    1,432,111
 Bayerische Motoren Werke AG..............................    1,750    1,025,603
 Mannesmann AG............................................    3,681    1,434,945
 *Schmalbach Lubeca AG....................................    8,000    1,598,943
 *Tarkett AG..............................................   34,000      736,977
 Veba AG..................................................   28,000    1,495,369
                                                                    ------------
                                                                       7,723,948
--------------------------------------------------------------------------------
HONG KONG (7.1%)
 HSBC Holdings plc........................................  126,833    2,583,675
 Hutchison Whampoa Ltd. ..................................  250,000    1,746,058
 Sun Hung Kai Properties Ltd. ............................  150,000    1,707,257
 Swire Pacific Ltd., Class A..............................  150,000    1,324,095
                                                                    ------------
                                                                       7,361,085
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDIA (0.9%)
 *Indian Opportunities Fund Ltd. ........................   80,000 $    692,800
*++(S)Oryx (India) Fund Ltd. (acquired 4/26/95-6/16/95,
 Cost $419,550)..........................................   40,000      200,000
                                                                   ------------
                                                                        892,800
-------------------------------------------------------------------------------
ISRAEL (0.7%)
 Scitex Corp., Ltd. .....................................   71,000      701,125
-------------------------------------------------------------------------------
ITALY (1.3%)
 WEBS--Italy.............................................  100,000    1,381,250
-------------------------------------------------------------------------------
JAPAN (19.6%)
 Canon, Inc. ............................................   97,000    1,859,316
 Credit Saison Co., Ltd. ................................   60,000    1,387,497
 Dai-Tokyo Fire & Marine Insurance Co., Ltd. ............  249,000    1,556,661
 East Japan Railway Co. .................................      300    1,379,583
 Hitachi Ltd. ...........................................  143,000    1,269,938
 Ito-Yokado Co., Ltd. ...................................   20,000      998,857
 Japan Associated Finance Co., Ltd. .....................    6,000      494,329
 *Japan OTC Equity Fund, Inc. ...........................  100,000      750,000
 *Kobe Steel Ltd. .......................................  474,000    1,125,297
 Kyocera Corp. ..........................................   19,000    1,254,638
 Maezawa Kyuso Industries Co. ...........................   43,000      979,249
 Mitsubishi Heavy Industries Ltd. .......................  223,000    1,715,686
 Mitsui & Co., Ltd. .....................................  199,000    1,609,778
 Nomura Securities Co., Ltd. ............................   90,000    1,487,734
 Sony Corp. .............................................   15,000      900,817
 Yamatake-Honeywell Co., Ltd. ...........................   90,000    1,511,474
                                                                   ------------
                                                                     20,280,854
-------------------------------------------------------------------------------
KOREA (2.6%)
 Korea Electric Power Corp. ADR..........................   82,000    1,476,000
 Samsung Electronics.....................................    4,000      282,039
 *Samsung Electronics (New)..............................   13,000      891,383
                                                                   ------------
                                                                      2,649,422
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA (2.7%)
 Carlsberg Brewery (Malaysia) Bhd. .......................   90,000 $    630,641
 Malayan Banking Bhd. ....................................  125,000    1,237,134
 Metacorp Bhd. ...........................................  320,000      975,456
                                                                    ------------
                                                                       2,843,231
--------------------------------------------------------------------------------
MEXICO (0.8%)
 Panamerican Beverages, Inc., Class A.....................   20,000      872,500
--------------------------------------------------------------------------------
NETHERLANDS (3.7%)
 *ASM Lithography Holding N.V. ...........................   17,000      611,114
 ING Groep N.V. ..........................................   35,538    1,107,879
 Philips Electronics N.V. ................................   24,000      845,778
 Royal PTT Nederland N.V. ................................   20,228      731,922
 Royal PTT Nederland N.V. ADR.............................   16,053      579,915
                                                                    ------------
                                                                       3,876,608
--------------------------------------------------------------------------------
NORWAY (1.6%)
 Schibsted ASA............................................  110,000    1,681,667
--------------------------------------------------------------------------------
SINGAPORE (2.8%)
 Clipsal Industries Ltd. .................................  274,000      876,800
 Datacraft Asia Ltd. .....................................  948,000    1,109,160
 Keppel Corp., Ltd. ......................................  118,000      879,784
                                                                    ------------
                                                                       2,865,744
--------------------------------------------------------------------------------
SPAIN (2.3%)
 ENDESA...................................................   22,800    1,396,283
 Repsol S.A. ADR..........................................   31,500    1,027,688
                                                                    ------------
                                                                       2,423,971
--------------------------------------------------------------------------------
SWEDEN (7.1%)
 Astra AB, Class B........................................   31,500    1,439,276
 Electrolux AB, Series B..................................   15,000      836,151
 Ericsson (LM) ADR........................................   67,000    1,850,875
 Sparbanken Sverige AB, Class A...........................  110,000    1,742,362
 Stora Kopparbergs Bergslags AB, Class A..................  109,000    1,427,701
                                                                    ------------
                                                                       7,296,365
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        SHARES         VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SWITZERLAND (6.0%)
 ABB AG (Bearer)..................................            1,380 $  1,707,780
 CS Holding AG (Registered).......................           12,000    1,200,285
 Magazine Zum Globus (Participating Certificates).            2,200    1,108,541
 Nestle S.A. (Registered).........................              600      652,670
 Societe Generale de Surveillance Holding S.A.
  (Bearer)........................................              695    1,580,296
                                                                    ------------
                                                                       6,249,572
--------------------------------------------------------------------------------
THAILAND (1.5%)
 Siam Cement Public Co., Ltd. (Foreign)...........           21,000      718,399
 Thai Farmers Bank Public Co., Ltd. ..............          154,000      851,864
                                                                    ------------
                                                                       1,570,263
--------------------------------------------------------------------------------
UNITED KINGDOM (14.1%)
 British Airport Authority plc....................          131,458    1,064,199
 *Flextech plc....................................          183,000    1,831,340
 Geest plc........................................          200,000      862,420
 Glaxo Wellcome plc...............................          101,700    1,595,294
 Marks & Spencer plc..............................          102,844      862,681
 Psion plc........................................          185,000    1,271,866
 Rolls-Royce plc..................................          409,857    1,693,982
 RTZ Corp. plc (Registered).......................           78,227    1,250,639
 TI Group plc.....................................          179,165    1,657,397
 TransTec plc.....................................          750,000    1,397,364
 Unilever plc.....................................           50,000    1,050,363
                                                                    ------------
                                                                      14,537,545
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $87,033,089)............                    96,977,233
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (2.0%)
--------------------------------------------------------------------------------
FRANCE (0.1%)
 Castorama Dubois Investisse, 3.15%, 1/1/03.......  FRF      21,500       49,814
--------------------------------------------------------------------------------
JAPAN (1.9%)
 Denso Corp., Series 4, 1.60%, 12/20/02...........  JPY 120,000,000    1,552,097
 Sony Corp., Series 3, 1.40%, 9/30/03.............       41,000,000      458,560
                                                                    ------------
                                                                       2,010,657
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $2,141,517).........                     2,060,471
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        NO. OF
                                                       WARRANTS     VALUE+
------------------------------------------------------------------------------
 WARRANTS (0.8%)
------------------------------------------------------------------------------
 INDIA (0.0%)
 *(S)Oryx (India) Fund Ltd., expiring 12/31/99 (ac-
  quired 4/26/95, Cost $0)...........................      6,000 $      1,200
------------------------------------------------------------------------------
 UNITED STATES (0.8%)
  *Merrill Lynch & Co., expiring 5/15/97.............     82,500      825,000
------------------------------------------------------------------------------
 TOTAL WARRANTS (COST $590,862)......................                 826,200
------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (3.9%)
------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (3.9%)
  Chase Securities, Inc., 5.58% dated 10/31/96, due
    11/1/96, to be repurchased at $4,001,620,
    collateralized by $3,867,408 of various U.S.
    Treasury Notes, 5.875%-7.75%, due 3/31/99-
    11/30/99, valued at $4,001,009 (COST
    $4,001,000)...................................... $4,001,000    4,001,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.5%) (COST $93,766,468)(A)....             103,864,904
------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (-0.5%)................                (525,612)
------------------------------------------------------------------------------
 NET ASSETS (100%)...................................            $103,339,292
==============================================================================

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
 ++ Security is deemed illiquid.
  # 144A Security--Certain conditions for public resale may exist.
(S) Restricted as to public resale. Value of restricted securities at October 31, 1996 was $201,200 or 0.19% of net assets. (Cost $419,550)
ADR American Depositary Receipt
ADS American Depositary Shares
FRF French Franc
JPY Japanese Yen
(a) The cost for federal income tax purposes was $93,767,668. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $10,097,236. This consisted of aggregate gross unrealized appreciation for all securities of $15,290,129 and aggregate gross unrealized depreciation for all securities of $5,192,893.


   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

  At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                         ASSETS     VALUE
--------------------------------------------------------------------------------
Aerospace & Defense.......................................   1.1%  $  1,109,160
Automotive................................................   5.4      5,592,492
Basic Resources...........................................   6.2      6,403,484
Beverages, Food & Tobacco.................................   2.3      2,365,561
Capital Equipment.........................................   6.5      6,682,418
Consumer Durables.........................................   4.8      5,001,624
Electronics...............................................   9.3      9,580,721
Energy....................................................   5.8      6,035,540
Financial Services........................................  16.8     17,351,571
Manufacturing.............................................   0.6        611,114
Metals....................................................   1.3      1,307,143
Multi-Industry............................................   4.6      4,727,549
Paper & Packaging.........................................   2.9      3,026,644
Pharmaceuticals...........................................   1.5      1,595,294
Broadcast and Publishing..................................   1.6      1,681,667
Real Estate...............................................   1.6      1,707,257
Repurchase Agreement......................................   3.9      4,001,000
Retail....................................................   2.5      2,545,851
Services..................................................  13.1     13,531,515
Technology................................................   1.9      1,972,991
Telecommunications........................................   1.8      1,850,875
Textiles & Apparel........................................   1.4      1,432,111
Transportation............................................   2.3      2,355,038
Utilities.................................................   1.3      1,396,284
--------------------------------------------------------------------------------
  Total Investments....................................... 100.5%  $103,864,904
Other Assets and Liabilities (Net)........................  (0.5)      (525,612)
--------------------------------------------------------------------------------
  Net Assets.............................................. 100.0%  $103,339,292
================================================================================


    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                        TS&W          TS&W
                                            TS&W        FIXED     INTERNATIONAL
                                           EQUITY      INCOME        EQUITY
                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost
  $69,719,346; $60,212,758;
  $93,766,468).......................... $81,919,015 $60,887,421  $103,864,904
 Foreign Currency, at Value (Cost
  $44,048)..............................         --          --         43,536
 Cash...................................         819         841           601
 Receivable for Investments Sold........   1,003,885         --            --
 Dividends Receivable...................     129,532         --         56,047
 Receivable for Portfolio Shares Sold...         --          --         25,000
 Foreign Withholding Tax Reclaim Receiv-
  able..................................         --          --         93,568
 Interest Receivable....................         952     874,468         7,138
 Other Assets...........................       2,597       1,952         4,481
-------------------------------------------------------------------------------
  Total Assets..........................  83,056,800  61,764,682   104,095,275
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......   1,385,550         --        570,731
 Payable for Investment Advisory Fees...      51,084      23,040        87,155
 Payable for Portfolio Shares Redeemed..      25,500         --          1,010
 Payable for Administrative Fees........      10,873       8,777        14,655
 Payable for Dividends Declared.........         --        7,172           --
 Payable for Directors' Fees............         831         772           897
 Payable for Custodian Fees.............         --        2,793        50,512
 Other Liabilities......................      28,709      29,850        31,023
-------------------------------------------------------------------------------
  Total Liabilities.....................   1,502,547      72,404       755,983
-------------------------------------------------------------------------------
NET ASSETS.............................. $81,554,253 $61,692,278  $103,339,292
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital........................ $62,505,535 $61,195,037  $ 91,852,160
 Undistributed (Distributions in Excess
  of)...................................
  Net Investment Income.................     189,956      (6,544)      750,393
 Accumulated Net Realized Gain (Loss)...   6,659,093    (170,878)      638,815
 Unrealized Appreciation................  12,199,669     674,663    10,097,924
-------------------------------------------------------------------------------
NET ASSETS.............................. $81,554,253 $61,692,278  $103,339,292
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)....   5,631,690   5,987,577     7,265,075
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     14.48 $     10.30  $      14.22
===============================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                            TS&W         TS&W
                                               TS&W        FIXED     INTERNATIONAL
                                              EQUITY       INCOME       EQUITY
                                             PORTFOLIO   PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................  $ 1,820,562  $      --    $1,903,724
 Interest.................................      296,742   3,381,434      310,420
 Less: Foreign Taxes Withheld.............          --          --      (176,359)
----------------------------------------------------------------------------------
  Total Income............................    2,117,304   3,381,434    2,037,785
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.........      540,514     242,726      931,429
 Administrative Fees--Note C..............      106,549      94,203      139,451
 Registration and Filing Fees.............       22,560      24,087       25,425
 Custodian Fees--Note D...................       13,269      12,399      110,537
 Audit Fees...............................       13,098      14,103       14,144
 Legal Fees...............................       11,432      10,008       12,811
 Printing Fees............................       11,281      11,061       11,010
 Directors' Fees--Note G..................        3,794       3,437        4,206
 Other Expenses...........................        7,525       5,261        9,152
----------------------------------------------------------------------------------
  Total Expenses..........................      730,022     417,285    1,258,165
 Expense Offset--Note A...................       (4,017)     (1,998)      (5,832)
----------------------------------------------------------------------------------
  Net Expenses............................      726,005     415,287    1,252,333
----------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................    1,391,299   2,966,147      785,452
----------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments..............................    6,684,146     497,684      702,725
 Foreign Exchange Transactions............          --          --        (2,591)
----------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS.............................    6,684,146     497,684      700,134
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON INVESTMENTS.    5,430,617    (872,322)   5,859,381
----------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS....................   12,114,763    (374,638)   6,559,515
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................  $13,506,062  $2,591,509   $7,344,967
==================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,391,299  $ 1,016,359
 Net Realized Gain.....................................    6,684,146    1,569,008
 Net Change in Unrealized Appreciation/Depreciation....    5,430,617    4,326,710
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.   13,506,062    6,912,077
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,354,955)    (945,498)
 Net Realized Gain.....................................   (1,593,944)    (398,746)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,948,899)  (1,344,244)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   19,601,348   19,816,109
       --In Lieu of Cash Distributions.................    2,760,308    1,299,007
 Redeemed..............................................  (11,716,080)  (4,710,423)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   10,645,576   16,404,693
----------------------------------------------------------------------------------
 Total Increase........................................   21,202,739   21,972,526
Net Assets:
 Beginning of Period...................................   60,351,514   38,378,988
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $189,956 and $153,612, respectively).......  $81,554,253  $60,351,514
==================================================================================
(1)Shares Issued and Redeemed:
   Shares Issued........................................   1,434,829    1,707,150
   In Lieu of Cash Distributions........................     210,384      113,865
   Shares Redeemed......................................    (854,647)    (397,098)
----------------------------------------------------------------------------------
                                                             790,566    1,423,917
==================================================================================


    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Interest Income...................................  $ 2,966,147  $ 2,220,641
 Net Realized Gain (Loss)..............................      497,684     (318,472)
 Net Change in Unrealized Appreciation/Depreciation....     (872,322)   3,633,112
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    2,591,509    5,535,281
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,959,603)  (2,221,202)
 In Excess of Net Investment Income....................       (6,544)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,966,147)  (2,221,202)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   17,967,704   11,492,927
       --In Lieu of Cash Distributions.................    2,915,928    2,166,494
 Redeemed..............................................   (5,493,469)  (2,412,665)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   15,390,163   11,246,756
----------------------------------------------------------------------------------
 Total Increase........................................   15,015,525   14,560,835
Net Assets:
 Beginning of Period...................................   46,676,753   32,115,918
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
  net investment income of $(6,544) and $(561), respec-
  tively)..............................................  $61,692,278  $46,676,753
==================================================================================
(1)Shares Issued and Redeemed:
   Shares Issued........................................   1,763,847    1,159,426
   In Lieu of Cash Distributions........................     284,741      215,770
   Shares Redeemed......................................    (541,108)    (238,868)
----------------------------------------------------------------------------------
                                                           1,507,480    1,136,328
==================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    785,452  $   773,572
 Net Realized Gain (Loss).............................       700,134      (15,979)
 Net Change in Unrealized Appreciation/Depreciation...     5,859,381   (1,033,549)
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations.........................................     7,344,967     (275,956)
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (847,432)    (325,659)
 Net Realized Gain....................................           --    (1,317,109)
----------------------------------------------------------------------------------
  Total Distributions.................................      (847,432)  (1,642,768)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................    21,166,664   32,153,751
       --In Lieu of Cash Distributions................       837,181    1,640,933
 Redeemed.............................................    (2,715,197)  (3,684,934)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    19,288,648   30,109,750
----------------------------------------------------------------------------------
 Total Increase.......................................    25,786,183   28,191,026
Net Assets:
 Beginning of Period..................................    77,553,109   49,362,083
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $750,393 and $815,136, respectively)......  $103,339,292  $77,553,109
==================================================================================
(1)Shares Issued and Redeemed:
   Shares Issued......................................     1,532,523    2,458,530
   In Lieu of Cash Distributions......................        63,761      130,336
   Shares Redeemed....................................      (196,067)    (289,115)
----------------------------------------------------------------------------------
                                                           1,400,217    2,299,751
==================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     JULY 17,**
                                     YEARS ENDED OCTOBER 31,           1992 TO
                                 ----------------------------------  OCTOBER 31,
                                  1996     1995     1994     1993       1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $ 12.47  $ 11.23  $ 11.02  $  9.65    $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.........     0.26     0.23     0.19     0.14      0.02
 Net Realized and Unrealized
  Gain (Loss)..................     2.34     1.34     0.33     1.36     (0.35)
--------------------------------------------------------------------------------
  Total From Investment
   Operations..................     2.60     1.57     0.52     1.50     (0.33)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.........    (0.26)   (0.22)   (0.18)   (0.13)    (0.02)
 Net Realized Gain.............    (0.33)   (0.11)   (0.13)     --        --
--------------------------------------------------------------------------------
  Total Distributions..........    (0.59)   (0.33)   (0.31)   (0.13)    (0.02)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.  $ 14.48  $ 12.47  $ 11.23  $ 11.02    $ 9.65
================================================================================
TOTAL RETURN...................    21.45%   14.32%    4.82%   15.62%    (3.30)%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)...................  $81,554  $60,352  $38,379  $30,953    $7,233
Ratio of Expenses to Average
 Net Assets....................     1.01%    1.01%    1.10%    1.22%     1.25%*
Ratio of Net Investment Income
 to Average Net Assets.........     1.93%    2.04%    1.74%    1.51%     1.25%*
Portfolio Turnover Rate........       40%      17%      23%      23%       17%
Average Commission Rate #......  $0.0692      N/A      N/A      N/A       N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share.............      N/A      N/A      N/A      N/A    $ 0.02
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.......................     1.01%    0.99%     N/A      N/A       N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     JULY 17,**
                                    YEARS ENDED OCTOBER 31,            1992 TO
                                -----------------------------------  OCTOBER 31,
                                 1996     1995     1994      1993       1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $ 10.42  $  9.60  $ 10.75   $ 10.09    $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income........     0.56     0.56     0.47      0.44      0.06
 Net Realized and Unrealized
  Gain (Loss).................    (0.12)    0.82    (1.05)     0.68      0.07
--------------------------------------------------------------------------------
  Total From Investment
   Operations.................     0.44     1.38    (0.58)     1.12      0.13
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.56)   (0.56)   (0.47)    (0.46)    (0.04)
 Net Realized Gain............      --       --     (0.10)      --        --
--------------------------------------------------------------------------------
  Total Distributions.........    (0.56)   (0.56)   (0.57)    (0.46)    (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.......................  $ 10.30  $ 10.42  $  9.60   $ 10.75    $10.09
================================================================================
TOTAL RETURN..................     4.40%   14.73%   (5.46)%   11.31%     1.31%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..................  $61,692  $46,677  $32,118   $28,987    $9,385
Ratio of Expenses to Average
 Net Assets...................     0.77%    0.76%    1.02%     1.15%     1.30%*
Ratio of Net Investment Income
 to Average Net Assets........     5.50%    5.56%    4.73%     4.39%     4.70%*
Portfolio Turnover Rate.......       59%      25%      27%       83%        5%
--------------------------------------------------------------------------------
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share............      N/A      N/A      N/A       N/A    $ 0.02
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets......................     0.77%    0.75%     N/A       N/A       N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  DECEMBER 18,**
                                      YEARS ENDED OCTOBER 31,        1992 TO
                                      --------------------------   OCTOBER 31,
                                        1996     1995     1994         1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $  13.22  $ 13.85  $ 12.54     $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............      0.10     0.13     0.07        0.05
 Net Realized and Unrealized Gain
  (Loss)............................      1.04    (0.31)    1.29        2.49
--------------------------------------------------------------------------------
  Total From Investment Operations..      1.14    (0.18)    1.36        2.54
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..............     (0.14)   (0.09)   (0.05)        --
 Net Realized Gain..................       --     (0.36)     --          --
--------------------------------------------------------------------------------
  Total Distributions...............     (0.14)   (0.45)   (0.05)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $  14.22  $ 13.22  $ 13.85     $ 12.54
================================================================================
TOTAL RETURN........................      8.71%    1.11%   10.87%      25.40%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)........................  $103,339  $77,553  $49,362     $28,030
Ratio of Expenses to Average Net
 Assets.............................      1.35%    1.32%    1.38%       1.37%*
Ratio of Net Investment Income to
 Average Net Assets.................      0.84%    1.29%    0.70%       1.02%*
Portfolio Turnover Rate.............        25%      23%      30%         11%
Average Commission Rate #...........  $ 0.0015      N/A      N/A         N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share...       N/A      N/A      N/A     $  0.02
Ratio of Expenses to Average Net
 Assets Including Expense Offsets...      1.34%    1.30%     N/A         N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the TS&W Portfolios are as follows:

  TS&W EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W FIXED INCOME PORTFOLIO seeks to provide maximum long-term total return with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.

  TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at a price not exceeding the current asked price nor less than the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Portfolio accrues such taxes as appropriate.

                                TS&W PORTFOLIOS

  At October 31, 1996, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes, of $139,432, which will expire on October 31, 2003. For the year ended October 31, 1996, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio utilized capital loss carryover for Federal income tax purposes of $517,685 and $63,911, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                TS&W PORTFOLIOS

  6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will normally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                               UNDISTRIBUTED NET ACCUMULATED NET
   TS&W PORTFOLIOS                             INVESTMENT INCOME  REALIZED GAIN
   ---------------                             ----------------- ---------------
   Fixed Income...............................      $(5,983)         $5,983
   International Equity.......................       (2,763)          2,763

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

                                TS&W PORTFOLIOS

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as administrator, and paid the following portion to CGFSC:

                                                     ADMINISTRATION PORTION PAID
   TS&W PORTFOLIOS                                        FEES        TO CGFSC
   ---------------                                   -------------- ------------
   Equity...........................................    $70,091       $44,287
   Fixed Income.....................................     56,250        43,355
   International Equity.............................     91,421        58,673

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as
Administrator:

                                                                  ADMINISTRATION
   TS&W PORTFOLIOS                                                     FEES
   ---------------                                                --------------
   Equity........................................................    $36,458
   Fixed Income..................................................     37,953
   International Equity..........................................     48,030

                                TS&W PORTFOLIOS

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
   TS&W PORTFOLIOS                                                       FEES
   ---------------                                                     ---------
   Equity.............................................................  $   --
   Fixed Income.......................................................    1,758
   International Equity...............................................   36,723

As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

   TS&W PORTFOLIOS                                        PURCHASES     SALES
   ---------------                                       ----------- -----------
   Equity............................................... $36,001,486 $26,500,180
   Fixed Income.........................................   1,682,768   6,524,974
   International Equity.................................  45,171,138  22,024,719

Purchases and sales of long-term U.S. Government securities were $40,101,619 and $23,963,544, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Equity Portfolio and the TS&W International Equity Portfolio.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolios had no borrowings under the agreement.

                                TS&W PORTFOLIOS

I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   TS&W PORTFOLIOS                                        SHAREHOLDERS OWNERSHIP
   ---------------                                        ------------ ---------
   Equity................................................       2        28.1%
   Fixed Income..........................................       1        14.8%

At October 31, 1996, the net assets of the TS&W International Equity Portfolio was substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1996, the TS&W Equity Portfolio hereby designates $1,308,000, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio is 66.1%. Foreign taxes accrued during the fiscal year ended October 31, 1996 amounting to $176,000 for the TS&W International Equity Portfolio are expected to be passed through to the shareholders as foreign tax credits on Form 1099--Dividend for the year ending December 31, 1996 which shareholders of these Portfolios will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,754,888 for the TS&W International Equity Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                      ACADIAN EMERGING MARKETS PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer       William H. Park
Director, President    Vice President
and Chairman
                       Michael E. DeFao
John T. Bennett, Jr.   Secretary
Director
                       Karl O. Hartmann
Philip D. English      Assistant Secretary
Director
                       Gary L. French
William A. Humenuk     Treasurer
Director
                       Robert R. Flaherty
Peter M. Whitman, Jr.  Assistant Treasurer
Director
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place
 Boston, MA 02110

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIANS
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

 The Bank of New York
 60 Wall Street
 New York, NY 10260
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                   ACADIAN
                                  EMERGING
                                   MARKETS
                                  PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio. This commentary covers the twelve months from November 1, 1995 to October 31, 1996, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

                      ACADIAN EMERGING MARKETS PORTFOLIO

PORTFOLIO PERFORMANCE REVIEW

Total return for the six months ended October 31, 1996 was -3.5% in U.S. dollars for the Portfolio. The benchmark, the IFC Investable Index (the "Index"), returned -4.2%. For the twelve months ended October 31, 1996, the Portfolio's total return was 8.7% versus 10.4% for the Index.

ECONOMIC AND MARKET CONDITIONS

The world's emerging equity markets, as represented by the Index, returned 10.4% for the twelve months ended October 31, 1996. Similar to the world's developed markets, this was the result of a very strong first half followed up by a more modest second half return. Latin America dominated the returns of the Index, up 19.5% for the year versus 8.9% for emerging Asia and 2.3% for the Europe/Africa/Middle East region. Latin America's returns were supported by big gains in Brazil (+26.8%), Argentina (+34.5%), and Mexico (+22.1%), as their economic outlooks improved and investors grew more confident that the evolving economic and political reforms in these countries could be sustained. In Asia, Thailand and Korea were the main centers of negative return, declining 35.4% and 32.5%, respectively, amid slowing growth, lower-than-expected corporate earnings, and an uncertain political outlook. The Asian region as a whole was negatively impacted by declining computer chip prices, which depressed earnings in an industry that is important to many emerging Asian economies. Returns in the diverse Europe/Africa/Middle East region varied widely, with gains in such markets as Hungary, Portugal, Greece, and Turkey offset by a decline in the dominant South African market.

INVESTMENT STRATEGY USED DURING THE YEAR

Acadian continues to pursue its highly structured and disciplined approach to the emerging markets, using a database of information on over 60 emerging markets and 4800 stocks. Our emerging markets process emphasizes country selection but also examines a variety of factors at the stock level. Using proprietary dividend-discount models which evaluate each country's market in aggregate as well as aggregate-market P/E and P/B ratios, Acadian regularly ranks all emerging markets in its universe according to their relative attractiveness. Acadian's multi-factor valuation process is also applied at the stock level, identifying the most attractive stocks in each market.

As a result, the Portfolio was invested in 17 emerging equity markets, compared with 26 in the benchmark. Key overweightings were Greece, Argentina, Brazil, Hungary, Portugal, Turkey, and Thailand, while key underweightings were South Africa and Malaysia. We started out the year underweighted in Korea but moved to an overweighting as the market's decline created some attractively valued opportunities. We also moved to an overweighting in China.

The resulting portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the Index. The Portfolio also had a somewhat smaller orientation than the Index, with relatively more assets in the mid-size $1-5 billion capitalization range, and fewer assets in the larger-size range of $5-20 billion in capitalization.

COMMENTARY ON THE PORTFOLIO'S INVESTMENT PERFORMANCE

As noted above, the Acadian Emerging Markets Portfolio returned 8.7% for the twelve months ended October 31, 1996, versus a return of 10.4% for the Index. Stock selection outperformed in the first half of the year and underperformed in the second half, while country selection was below the Index in the first half of the year but outperformed strongly in the second half. The net result for the year was that stock selection detracted approximately 140 basis points from return, while country selection detracted 30 basis points. Some of the more significant portfolio allocations impacting returns included:

 . GREECE: The Portfolio benefited from an overweighting in Greece, and from the selection of individual stocks that did better than the Greek market as a whole. September elections led to the formation of a strong government led by the PASOK party, whose leader is expected to pursue macroeconomic policy that will increase Greece's chances of meeting the criteria for monetary union with Europe. There was also positive news on inflation and the national debt.

 . THAILAND: The Portfolio was overweighted in Thailand, which detracted from returns as this market underperformed the Index as a whole. Stock selection added back some value, with the result that the Portfolio's Thai holdings underperformed by only a small amount for the year.

 . SOUTH AFRICA: The Portfolio's underweighting in South Africa was successful throughout the year as this market underperformed the Index amid currency and inflation fears. However, the Portfolio's holdings underperformed from a stock selection perspective in the second half, as some stocks--particularly those with gold mining interests--were left behind the market's industrial-led upswing in September.

 . BRAZIL: The Portfolio consistently benefited from its overweighting in Brazil. However, individual stock selection in the Brazilian market tended to underperform, as the market's rally was driven by large industrial stocks and not the mid-sized, value-oriented issues held by the Portfolio. The result was a neutral return overall in Brazil.

 . MALAYSIA: The Portfolio's underweighting in Malaysia detracted from returns as this market outperformed. The Malaysian economy has been characterized by rapid growth and worrisome signs of overheating. While in Acadian's view these concerns are valid and the market seems quite highly valued, investors got good news in the third quarter on both inflation and interest rates. This led to the market outperforming the Index, with the result that the Portfolio underperformed from a country selection standpoint. Stock selection was generally positive, but not enough to offset the negative return from country selection.

 . OTHER: The Portfolio benefited from the overweightings in Hungary and Argentina.

CURRENT OUTLOOK

 . Brazil remains a strongly attractive market, with an aggregate price-to-book value that is among the lowest in the world. Earnings of key utility companies look good for fiscal year 1996, while revenues should increase following expected approval of a rate rise. The government's privatization program is continuing, and while some reforms have temporarily stalled, the overall momentum is generally positive.

 . Turkey's political upheavals over the last year have driven the price of some stocks, we believe, to levels far below intrinsic value. While there is some risk associated with the new Islamic-led government, we believe concerns to be overblown, and the low valuations in this market make it a reasonable current investment opportunity.

 . Mexico has delivered strong returns year to date, making it somewhat less attractive on a relative valuation basis. However, GDP and industrial production projections are very positive, and President Zedillo appears staunchly committed to the economic austerity program that has proved so successful since the peso crisis of 1994.

 . We continue to find Greece very attractive, while we have moved to a somewhat less positive outlook on Portugal. We remain negative on South Africa and Malaysia.

If we can provide any further information, please contact me at (617) 946-3500.

Sincerely,

/s/ Churchill G. Franklin

Churchill G. Franklin
Senior Vice President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's Prospectus.

Perfomance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                      ACADIAN EMERGING MARKETS PORTFOLIO
                         AND THE IFC INVESTABLE INDEX

-------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1996**
-------------------------------------
  1 YEAR        SINCE 6/17/93*
-------------------------------------
   8.72%             6.22%
-------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                      6/17/93*   10/31/93   10/31/94   10/31/95   10/31/96
                                      -------    --------   --------   --------   --------
ACADIAN EMERGING MARKET PORTFOLIO+    100,000     113,400    140,880    112,759    122,592
IFC INVESTABLE INDEX+                 100,000     125,490    159,060    120,917    133,492

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived by the Adviser. Without such waiver of fees, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The IFC Investable Index is an unmanaged emerging markets index maintained by the International Finance Corporation. The index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities, by focusing on companies and markets that are legally and practically accessible to foreign investors.

Please note that one cannot invest in an unmanaged index.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (86.1%)
-------------------------------------------------------------------------------
 ARGENTINA (5.5%)
  Astra Cia Argentina de Petro.........................     178,280 $   320,955
  Banco de Galicia y Buenos Aires S.A., Class B........      70,069     322,369
 *Bansud S.A., Class B.................................       4,201      42,017
  Capex S.A., Class A..................................       8,500      61,635
  Central Puerto S.A., Class B.........................      78,000     228,187
  Cia Naviera Perez Companc, Class B...................     108,761     690,743
  Citicorp Equity Investments S.A., Class B............      19,635      63,824
 *Indupa S.A. .........................................     142,100      75,751
 *Ipako Industrias Petroquimicas Argentina S.A. .......      26,100      93,975
  Juan Minetti S.A. ...................................      23,902      71,717
  Molinos Rio de la Plata S.A., Class B................      56,583     178,265
  Siderca S.A., Class A................................     232,900     368,041
  Telecom Argentina S.A., Class B......................      23,100      87,216
  Telefonica de Argentina, Class B.....................     183,900     428,556
  Transportadora de Gas del Sur S.A., Class B..........     138,200     324,822
  YPF S.A., Class D....................................      22,100     506,171
                                                                    -----------
                                                                      3,864,244
-------------------------------------------------------------------------------
 BRAZIL (5.7%)
 *Albarus S.A. ........................................     212,000     183,666
  Alparagatas S.A. ....................................     980,000      58,191
  Banco Itau S.A. .....................................      98,000      38,063
  Brahma...............................................     305,172     188,634
  Brasilit S.A. .......................................     229,250     368,210
  Cia Acos Especiais--Acesita..........................  34,335,000      70,187
  Cia Antarctica Paulista--Industria...................       1,400     121,561
  Cia Petroquimica Do Sul..............................   6,600,000     350,141
  Cia Siderurgica Nacional.............................  13,300,000     330,137
  Cia Vidraria Santa Marina............................      37,000     121,737
  Cigarros Souza Cruz..................................      11,000      66,173
  Eletrobras...........................................   2,000,000     621,045
 *Light Participacoes S.A. ............................   1,015,000     159,764
  Light Servicos Electricas............................   1,000,000     330,965
  Mineracao da Trindade-Samitri........................   4,305,000     134,099
 *Santista Alimentos S.A. .............................     137,000     278,721

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 BRAZIL--(CONTINUED)
 *Serrana S.A. ........................................      131,000 $   116,042
  Telebras.............................................    1,511,794      92,123
 *Telecomunicacoes do Rio de Janeiro S.A. .............      600,000      58,114
  White Martins S.A. ..................................  203,300,000     314,658
                                                                     -----------
                                                                       4,002,231
--------------------------------------------------------------------------------
 CHINA (5.9%)
  Guangdong Electric Power Development Co., Ltd., Class
   B...................................................      202,000     139,775
 *Jilin Chemical Industrial Co., Ltd., Class H.........    1,500,000     199,827
 *Maanshan Iron & Steel Co., Class H...................    3,380,000     603,283
  Shanghai Dajiang Group Co., Ltd., Class B............      180,890      72,356
  Shanghai Dazhong Taxi Co., Class B...................      173,455     105,808
 *Shanghai Haixing Shipping Co., Class H...............    6,900,000     508,685
  Shanghai Jinqiao Export Processing Zone Development
   Co., Ltd., Class B..................................      281,000     103,970
  Shanghai Petrochemical Co., Ltd., Class H............    2,850,000     764,871
 *Shanghai Shangling Electric Appliances Co., Ltd.,
  Class B..............................................      284,000      98,832
 *Shanghai Tyre & Rubber Co., Ltd., Class B............      500,000     121,000
  Shanghai Waigaoqiao Free Trade Zone Development Co.,
   Ltd., Class B.......................................      353,360     127,210
 *Shanghai Yaohua Pilkington Glass Co., Ltd., Class B..      313,000     149,614
  Shenzhen China Bicycle Co., Ltd., Class B............      624,000     156,571
 *Tsingtao Brewing Co., Ltd., Class H..................      992,000     356,040
  Yizheng Chemical Fibre Co., Ltd., Class B............    2,566,000     594,065
                                                                     -----------
                                                                       4,101,907
--------------------------------------------------------------------------------
 GREECE (5.3%)
  Alpha Investment S.A. ...............................        1,600      21,155
  Commercial Bank of Greece S.A. ......................       16,440     447,528
  Credit Bank of Athens................................       17,990   1,149,617
  Elais Olegiaous Co. .................................        1,000      29,471
  Ergo Bank S.A. ......................................       13,100     769,114
  Hellas Can Packaging Manufacturers...................        1,000      18,183
  Hellenic Bottling Co. S.A. ..........................       15,000     483,057
  Hellenic Technodomiki................................        1,000      14,715
  Heracles General Cement Co. S.A. ....................        4,700      59,279
  Intracom S.A. .......................................        9,400     240,869
  Ionian Bank..........................................        2,616      41,243

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 GREECE--(CONTINUED)
  National Bank of Greece..............................       4,400 $   279,324
  Strintzis Lines......................................       3,600      13,970
  Titan Cement Co. ....................................       1,600      90,674
                                                                    -----------
                                                                      3,658,199
-------------------------------------------------------------------------------
 HONG KONG (0.9%)
 *Qingling Motors Co., Class H.........................   1,510,000     634,725
-------------------------------------------------------------------------------
 HUNGARY (1.2%)
 *Danubius Hotels Rt...................................       5,300     108,205
  EGIS Rt..............................................       5,900     364,214
 *Fotex Rt Budapest....................................      33,000      21,684
  Gedeon Richter Ltd. GDS..............................       2,700     145,125
 *Pick Szeged Rt GDR...................................       2,100      94,677
  Primagaz Rt..........................................       2,475     106,797
                                                                    -----------
                                                                        840,702
-------------------------------------------------------------------------------
 INDONESIA (3.2%)
  Argha Karya Prima Industry (Foreign).................      27,500      42,816
  Astra International (Foreign)........................      43,200      89,990
  Bank Dagang Nasional (Foreign).......................     182,000     128,981
  Barito Pacific Timber (Foreign)......................     349,000     202,362
  Dharmaal Intiland (Foreign)..........................      41,500      52,137
  Gadjah Tunggal (Foreign).............................     174,000      74,734
  Hanjaya Mandala Sampoerna (Foreign)..................      26,250     244,094
  Indah Kiat Pulp & Paper Co. (Foreign)................     353,735     277,275
  Indosat (Foreign)....................................      15,000      45,420
  Inti Indorayon Utama (Foreign).......................      69,000      62,236
  Kalbe Farma (Foreign)................................      22,000      25,985
  Mayora Indah Co. (Foreign)...........................      40,560      16,550
  Pabrik Kertas Tjiwi Kimia (Foreign)..................     216,712     223,390
  Polysindo Eka Perkasa (Foreign)......................     108,000      57,983
  Putra Surya Perkasa (Foreign)........................     515,500     492,639
  SMART Corp. (Foreign)................................      48,000      32,986
  Tempo Scan Pacific (Foreign).........................      54,000      89,296
  United Tractors (Foreign)............................      20,500      38,082
                                                                    -----------
                                                                      2,196,956
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 KOREA (7.7%)
  Commercial Bank of Korea.............................      31,000 $   267,112
  Central Investment & Finance.........................       3,613      60,501
  Cheil Industrial, Inc. ..............................      14,500     218,204
  Daewoo Corp. ........................................      27,100     230,218
  Dongbu Steel Co. ....................................       3,960      63,437
  Hyundai Engineering & Construction Co. ..............       5,000     145,631
 *Hanjin Shipping Co., Ltd. ...........................       4,000      90,777
 *Hanjin Transportation Co. ...........................       2,060      45,000
  Korea Exchange Bank..................................      20,000     196,845
  Korea Express (The) Co. .............................       7,000     215,777
  Korea Long Term Credit Bank..........................      11,000     237,621
  Keum Kang Development Industries Co. ................      14,400     242,913
  Korea Eelectric Power Corp. .........................      18,000     530,825
  Korea Kumho Petrochemical Co. .......................      16,000     138,835
  LG Electronics.......................................      15,700     259,126
  LG International Corp. ..............................      20,000     200,485
  Mando Machinery Corp. ...............................       2,100      95,061
 *Samsung Corp. .......................................      16,000     231,068
  Samsung Display Devices Co. .........................       4,000     252,427
  Samsung Electro-Mechanics Co. .......................       9,000     233,738
 *Samsung Electronics..................................       3,700     260,886
  Samsung Electronics (New)............................         512      35,107
 *Samsung Heavy Industries.............................         746       9,144
  Shinhan Investment & Finance.........................      12,495     239,589
  Shinsegae Department Store Co. ......................       4,000     213,592
  Ssangyong Cement Co., Ltd. ..........................      12,000     222,816
  Ssangyong Oil Refining Co., Ltd. ....................       3,300      74,090
  Tai Han Electric Wire Co. ...........................       6,700     112,209
  Tongyang Investment & Finance........................       2,813      39,935
 *Yuhan Corp. .........................................       1,227      68,497
 *Yuhan Corp. (New)....................................         122       6,233
  Yukong Ltd. .........................................       5,405     126,597
                                                                    -----------
                                                                      5,364,296
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MALAYSIA (11.6%)
 Bandar Raya Developments Bhd. ........................      60,000 $   116,390
 Berjaya Group Bhd. ...................................     288,000     204,086
 Boustead Holdings Bhd. ...............................     132,000     276,960
 Cement Industries of Malaysia Bhd. ...................      27,000      84,976
 Commerce Asset Holding Bhd. ..........................      60,000     391,924
 Datuk Keramat Holdings Bhd. ..........................     171,000     284,323
 Dunlop Estates Bhd. ..................................     105,000     181,235
 Edaran Otomobil Nasional Bhd. ........................      45,000     420,428
 Golden Hope Plantations Bhd. .........................     173,000     294,497
 Guinness Anchor Bhd. .................................      87,000     223,872
 Guthrie Ropel Bhd. ...................................      79,000     146,991
 Highlands & Lowlands Bhd. ............................     160,000     278,702
 Ho Hup Construction Co. Bhd. .........................      44,000     122,803
 IOI Properties Bhd. ..................................      67,000     222,803
 Kian Joo Can Factory Bhd. ............................      49,000     267,696
 Kuala Lumpur Kepong Bhd. .............................      51,000     128,207
 Kulim (Malaysia) Bhd. ................................     116,000     257,165
 LARUT Consolidated Bhd. ..............................      96,000     142,138
 Lion Land Bhd. .......................................      69,000      69,109
 MBF Capital Bhd. .....................................     287,000     395,392
 Malaysian Airline System Bhd. ........................      97,000     243,844
 Multi-Purpose Holdings Bhd. ..........................     193,000     330,071
 Negara Properties (Malaysia) Bhd. ....................      36,000     128,979
 Oriental Holdings Bhd. ...............................      84,000     571,971
 Perlis Plantations Bhd. ..............................      28,750      82,517
 Perusahaan Otomobil Nasional Bhd. ....................      66,000     418,052
 Petronas Dagangan Bhd. ...............................     101,000     297,882
 Pilecon Engineering Bhd. .............................      53,000      71,338
 Shangri-La Hotels Malaysia Bhd. ......................      89,000      87,379
 Sime Darby Bhd. ......................................     141,000     499,584
 Southern Bank Bhd. ...................................      67,000     216,172
 Sungei Way Holdings Bhd. .............................      33,000     188,124
 Telekom Malaysia Bhd. ................................      26,000     229,533
 Tenaga Nasional Bhd. .................................      49,000     195,921
                                                                    -----------
                                                                      8,071,064
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 MEXICO (9.5%)
  Apasco S.A. de C.V., Class A.........................      51,000 $   311,596
 *Controladora Comercial Mexicana S.A. de C.V., Class
  B....................................................     358,000     308,898
 *Carso Global Telecom, Class A........................      80,000     194,115
  Cemex S.A., Class B..................................      13,837      50,034
  Cemex S.A., Class CPO................................     210,000     714,838
 *Cifra S.A. de C.V., Class B..........................     202,700     259,314
 *Cifra S.A. de C.V., Class C..........................     220,000     282,544
  Coca-Cola Femsa S.A., Class L........................      64,000     150,185
 *Empresas ICA Sociedad Controladora...................      34,800     457,781
  Fomenta Economico Mexicano S.A. de C.V., Class B.....     101,800     307,177
  Grupo Carso S.A. de C.V., Series A1..................      80,000     360,100
  Grupo Casa Autrey S.A. de C.V........................     110,000     206,010
  Grupo Celanese S.A., Class B1........................     200,000     294,264
  Grupo Financiero Inbursa S.A. de C.V., Class A.......      27,791      90,096
  Grupo Industrial Bimbo S.A. de C.V., Class A.........      22,000     109,177
  Grupo Industrial Maseca, Class B.....................     239,000     290,853
 *Grupo Mexico S.A., Class B...........................      48,000     129,875
 *Grupo Televisa S.A., Class CPO.......................      30,600     400,623
  Industrias Penoles S.A...............................      78,000     310,249
  Telefonos de Mexico S.A. de C.V., Class L............     885,300   1,342,300
  Transportacion Maritima Mexicana S.A. de C.V., Class
   L...................................................       8,000      55,561
                                                                    -----------
                                                                      6,625,590
-------------------------------------------------------------------------------
 PHILIPPINES (2.1%)
  First Philippine Holdings Corp., Class B.............      33,960      68,593
  JG Summit Holding, Inc. .............................     414,700     115,370
  Manila Electric Co. .................................      97,342     715,968
  Petron Corp. ........................................     806,500     236,663
  Philippine Long Distance Telephone Co. ..............       4,600     276,105
  SM Prime Holdings, Inc. .............................     149,800      31,970
  San Miguel Corp., Class B............................       2,600       9,414
                                                                    -----------
                                                                      1,454,083
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 PORTUGAL (3.6%)
  Banco Comercial Portugues S.A. ......................       17,767 $   220,636
  Banco de Fomento e Exterior..........................       17,800     300,971
  Banco Espirito Santo e Comercial de Lisboa...........       18,840     331,239
  Banco Portugues de Investimento (Registered).........        8,951     106,593
  Banco Totta & Acores, Class B (Registered)...........        4,690      85,186
  Cimpor Cimentos de Portugal S.A. ....................        1,900      39,950
  Corticeira Amorim S.A. ..............................       16,000     165,752
  Credito Predial Portugues............................        9,800     100,434
 *Empresa Fabril de Maquinas Electricicas..............        3,600      39,553
  Estabelecimentos Jeronimo Martins & Filho SGPS S.A. .        3,800     346,719
  Mondelo Continente SGPS S.A. ........................        3,200      99,430
  Portugal Telecom S.A. (Registered)...................       11,842     308,047
  Sonae Industria e Investimento.......................       12,000     351,843
                                                                     -----------
                                                                       2,496,353
--------------------------------------------------------------------------------
 SOUTH AFRICA (9.9%)
  Allied Electronics Corp., Ltd. ......................       40,600      58,012
  Anglo-American Gold Investment Co., Ltd. ............        1,200     104,671
  Anglovaal Industries Ltd. ...........................       19,400      93,090
  Barlow Ltd. .........................................       23,100     201,491
  Driefontein Consolidated Ltd. .......................       27,400     363,756
  East Rand Gold & Uranium Co., Ltd. ..................       17,000      32,992
 *Eastvaal Gold Holdings Ltd. .........................      136,100     208,983
  Edgars Stores Ltd. ..................................        2,900      79,164
  Ellerine Holdings Ltd. ..............................       12,000      63,468
  Free State Consolidated Gold Mines Ltd. .............       10,800      94,434
 *Harmony Gold Mining Co., Ltd. .......................        9,500      72,937
  Hartebeesfontein Gold Mining Co., Ltd. ..............       39,300     100,576
  Johannesburg Consolidated............................       34,000     398,806
  Kloof Gold Mining Co., Ltd. .........................       29,500     273,672
  LibLife Strategic Investments Ltd. ..................       89,650     267,669
  Liberty Life Association of Africa Ltd. .............        9,400     257,102
  Murray & Roberts Holdings Ltd. ......................       75,500     256,819
  Nedcor Ltd. .........................................       33,900     495,234
 *Pick'n Pay Stores Ltd. ..............................       27,300      28,878

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 SOUTH AFRICA--(CONTINUED)
 *Pick'n Pay Stores Ltd., Class N......................       54,600 $    51,817
  Premier Group (The) Ltd. ............................      101,090     134,097
  Randfontein Estates Gold Mining Co., Ltd. ...........       25,800     128,477
  Rembrandt Group Ltd. ................................       53,800     470,420
  Sappi Ltd. ..........................................       36,100     319,503
  Sasol Ltd. ..........................................       83,300   1,017,045
  South African Breweries Ltd. ........................       13,400     348,646
  South African Iron & Steel Industrial Corp., Ltd. ...      218,600     156,176
  Standard Bank Investment Corp., Ltd. ................        3,100     119,002
  Sun International (South Africa) Ltd. ...............      251,200     225,003
  Toyota South Africa Ltd. ............................       16,700     112,188
  Vaal Reefs Exploration & Mining Co., Ltd. ...........        1,100      85,626
  Western Areas Gold Mining Ltd. ......................        5,200      80,401
  Western Deep Levels Ltd. ............................        1,300      39,229
  Wooltru Ltd., Class N................................       49,300     180,839
                                                                     -----------
                                                                       6,920,223
--------------------------------------------------------------------------------
 SRI LANKA (0.8%)
 *Asian Hotels Ltd. ...................................       25,600       4,491
 *Blue Diamond Jewelry World...........................      141,900      31,741
  Development Finance Corp. of Ceylon..................       48,400     233,509
  Hayleys Ltd. ........................................       33,000     108,842
  John Keells Holdings Ltd. ...........................       31,085      99,254
  National Development Bank............................        7,100      24,289
  Sampath Bank Ltd. ...................................      105,000      84,737
                                                                     -----------
                                                                         586,863
--------------------------------------------------------------------------------
 THAILAND (7.1%)
  Advanced Info Service Public Co., Ltd. (Foreign).....       24,900     337,991
  Asia Credit Co., Ltd. (Foreign)......................       32,000     148,137
 *Bangkok Expressway Public Co., Ltd. (Foreign)........       49,000      53,344
  Bangkok Metropolitan Bank Public Co., Ltd. (Foreign).       71,600      36,516
  Bangchak Petroleum Public Co., Ltd. (Foreign)........       80,800      84,002
  Bank of Ayudhya Ltd. (Foreign).......................       62,250     178,276
  Ch. Harnchang Public Co., Ltd. (Foreign).............       21,400     104,943
  Electricity Generating Public Co., Ltd. (Foreign)....       58,400     159,231

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 THAILAND--(CONTINUED)
  First Bangkok City Bank Ltd. (Foreign)...............      272,600 $   315,485
  General Finance & Securities Co. plc (Foreign).......       41,500      95,243
  Italian-Thai Development Corp. (Foreign).............       16,300      86,328
  Krungthai Thanakit plc (Foreign).....................       14,000      42,840
  Krung Thai Bank plc (Foreign)........................      176,030     476,503
  Land and House Co., Ltd. (Foreign)...................        6,900      57,387
  Multi Credit Corp. (Foreign).........................       10,800      26,269
  Nava Finance & Securities Public Co., Ltd. (Foreign).       44,100      78,287
  National Finance & Securities Co., Ltd. (Foreign)....       24,900      47,133
 *NTS Steel Groups Co., Ltd. (Foreign).................       48,700      22,449
  Precious Shipping plc (Foreign)......................       26,700      53,945
  PTT Exploration & Production (Foreign)...............       19,800     284,300
  Robinson Department Store (Foreign)..................       50,000      83,856
  Samart Corp. plc (Foreign)...........................       29,600     175,347
 *Securities One Ltd. (Foreign)........................       24,400      99,553
  Shinawatra Computer Co. plc (Foreign)................        7,300     117,991
  Shinawatra Satellite Public Co., Ltd. (Foreign)......       94,600     135,461
  Siam City Bank Public Co., Ltd. (Foreign)............       44,000      50,490
  Siam City Cement Co., Ltd. (Foreign).................       11,700     385,563
  Siam Commercial Bank Co., Ltd. (Foreign).............       13,000     118,321
  Sitca Investment & Securities Co. (Foreign)..........          700         687
 *TelecomAsia Corp. Public Co., Ltd. ..................      101,700     195,500
 *Thai Telephone & Communication Public Co., Ltd. .....       84,300     138,902
  Thai Airways International Ltd. .....................      161,200     284,582
  Thai Petrochemical Industry Public Co., Ltd. (For-
   eign)...............................................      185,200     183,456
  United Communication Industry (Foreign)..............       32,200     262,755
                                                                     -----------
                                                                       4,921,073
--------------------------------------------------------------------------------
 TURKEY (5.5%)
  Akbank TAS...........................................    3,555,000     434,167
  Aksa Akrilik Kimya Sanayii AS........................      466,678      64,271
  Alarko Holding AS....................................      769,520     135,972
  Altinyildiz Mensucat Ve Konfeksiyon Fabriklari AS....      138,000      21,157
  Arcelik AS...........................................    2,626,660     259,363
  Brisa Bridgestone Sabanci............................      121,000      55,966

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TURKEY--(CONTINUED)
  Cimentas AS..........................................     481,068 $    55,002
  Cimsa Cimento Sanayi Ve Ticaret AS...................     665,000      49,075
  Cukurova Elektrik AS.................................      80,000      64,027
 *Ege Biracilik Ve Malt Sanayii AS.....................     602,840     187,976
  Erciyas Biracilik Ve Malt Sanayii....................      82,000      40,058
  Eregli Demir Ve Celik Fabrikalari TAS................   2,370,000     277,128
  Finans Bank AS.......................................   1,546,627      28,534
  Goodyear Lastikleri TAS..............................      74,000      31,920
  Guney Biracilik Ve Malt Sanayii......................     197,750      18,088
  Kartonsan Kart Sanayi Ve Ticaret AS..................     210,000      19,645
  Marshall Boya Ve Vernik Sanayii......................     163,000      12,537
  Migros Tirk TAS......................................      59,400      59,888
  Netas Telekomunik....................................     646,000     156,112
  Otosan Otomobil Sanayii AS...........................   1,011,000     341,519
  Petkim Petrokimya Holdings AS........................      51,000      20,674
  Petrol Ofisi AS......................................   1,020,000     296,851
  Tat Konserve Sanayii AS..............................     601,999      82,907
  Tofas Turk Otomobil Fabrikasi........................   2,728,250      94,997
 *Tupras Turkiye Petrol Rafinerileri AS................     181,499      30,655
  Turcas Petrolculuk AS................................   1,497,600     107,405
 *Turk Hava Yollari A.O. ..............................     675,800     165,069
 *Turk Sise Ve Cam Fabrikalari.........................     693,913      69,240
  Turkiye Garanti Bankasi AS...........................   5,152,500     257,062
  Turkiye Tutunculer Bankasi...........................   1,000,532       9,774
  Yapi Ve Kredi Bankasi AS.............................  15,431,800     400,992
                                                                    -----------
                                                                      3,848,031
-------------------------------------------------------------------------------
 VENEZUELA (0.6%)
  Electricidad de Caracas..............................     178,019     195,424
  Manufacturas Textiles................................      91,080       8,614
  Siderurgica Venezolana Sivensa.......................      84,000      59,800
  Siderurgica Venezolana Sivensa ADR...................       1,528       5,196
  Sudamtex de Venezuela, Class B.......................     157,542      20,258
  Venezolana de Cementos...............................      43,017     117,851
  Venezolana de Pulp...................................       9,355       9,346
                                                                    -----------
                                                                        416,489
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $59,898,675)................              60,003,029
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
 PREFERRED STOCKS (12.6%)
--------------------------------------------------------------------------------
 BRAZIL (12.5%)
  Aracruz Celulose S.A., Class B........................     191,700 $   302,301
  Banco Bradesco........................................  74,097,003     631,841
  Banco Itau............................................   1,118,000     484,289
  Bombril S.A. .........................................  15,900,000     309,549
  Brahma................................................     830,909     513,606
  Cevel Alimentos S.A. .................................  20,000,000     187,871
  Cia Acos Especiais Itabira............................  19,740,000      41,313
  Cia Brasil Petroleo Ipiranga..........................  26,700,000     356,329
  Cia Brasileira de Frigorificos........................     272,000     127,090
  Cia Brasileira de Petroleo Ipiranga...................  24,200,000     282,447
  Cia Cimento Portland Itau.............................   1,100,000     289,107
  Cia Energetica de Minas Gerais........................  15,600,000     496,564
 *Cia Siderurgica Paulista--Cosipa, Class B.............     138,000     104,780
  Cia Siderurgica Tubarao, Class B......................  12,300,000     185,584
  Cia Vale do Rio Doce..................................      19,960     413,850
  Copene Petroquimica do Nordeste S.A., Class A.........     490,000     187,691
  Eletrobras, Class B...................................     945,602     306,518
  Fertilizantes Fosfatados..............................  69,300,000     373,045
  IKPC--Industrias Klabin de Papel E Celulose S.A.......     201,000     199,572
 *Iochpe Maxion S.A. ...................................     310,000      29,874
  Itausa Investimentos Itau S.A. .......................     800,000     630,780
  Lojas Americanas S.A. ................................  14,800,000     232,668
  Mineracao da Trindade--Samitri........................   2,730,000      74,515
  Petrobras.............................................   1,358,666     175,900
  Petrobras Distribuidora S.A. .........................  11,250,000     192,191
  Refinaria Petroleo Ipiranga...........................  16,800,000     114,475
  Ripasa S.A. ..........................................     264,000      87,375
  Sadia Concordia S.A. .................................     215,000     144,408
  Siderurgica Riograndense S.A. ........................  12,995,000     201,003
  Telebras..............................................   3,680,060     273,327
  Telepar...............................................     150,000      68,480
  Telesp S.A. ..........................................   3,309,559     605,663
  Uniao de Industrias Pertoquimicas S.A., Class B.......     191,875      78,446
                                                                     -----------
                                                                       8,702,452
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        SHARES      VALUE+
------------------------------------------------------------------------------
 PREFERRED STOCKS--(CONTINUED)
------------------------------------------------------------------------------
 KOREA (0.1%)
  LG Chemical Ltd. ..................................       5,300 $    39,235
------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $8,060,621)............               8,741,687
------------------------------------------------------------------------------
                                                        NO. OF
                                                        RIGHTS
------------------------------------------------------------------------------
 RIGHTS (0.0%)
------------------------------------------------------------------------------
 BRAZIL (0.0%)
 *Siderurgica Riograndense S.A., expiring 11/19/96...   5,841,902       5,061
------------------------------------------------------------------------------
 INDONESIA (0.0%)
 *Gadjah Tunggal, expiring 11/18/96..................     174,000         --
------------------------------------------------------------------------------
 KOREA (0.0%)
 *Yukong Ltd., expiring 11/1/96......................         314          88
------------------------------------------------------------------------------
 TOTAL RIGHTS (COST $0)..............................                   5,149
------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (4.6%)
------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (4.6%)
  Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $3,171,492, collat-
   eralized by $3,065,122, of various U.S. Treasury
   Notes 5.875%-7.75%, due 3/31/99-11/30/99, valued
   at $3,171,007
   (COST $3,171,000).................................  $3,171,000   3,171,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (103.3%) (COST $71,130,296) (A)...              71,920,865
------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (-3.3%)................              (2,271,570)
------------------------------------------------------------------------------
 NET ASSETS (100%)...................................             $69,649,295
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  +   See Note A to Financial Statements.
  *   Non-Income Producing Security.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
GDS   Global Depositary Shares
 (a) The cost for federal income tax purposes was $71,182,726. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $738,139. This consisted of aggregate gross unrealized appreciation for all securities of $9,276,483 and aggregate gross unrealized depreciation for all securities of $8,538,344.

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

  At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                           % OF NET   MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
--------------------------------------------------------------------------------
Agriculture...............................................    1.6%  $ 1,134,052
Automotive................................................    3.7     2,553,245
Banks.....................................................    9.9     6,885,334
Basic Resources...........................................    0.2       114,475
Beverages, Food & Tobacco.................................    6.3     4,421,369
Building Materials........................................    1.7     1,221,101
Building Related..........................................    0.3       187,871
Capital Equipment.........................................    0.5       375,788
Chemicals.................................................    5.0     3,519,507
Computers.................................................    0.2       117,991
Construction..............................................    4.3     3,009,471
Consumer Durables.........................................    0.4       249,554
Electronics...............................................    1.9     1,312,724
Energy....................................................    5.9     4,132,279
Entertainment & Leisure...................................    0.3       225,003
Financial Services........................................    9.0     6,264,277
Forest Products & Paper...................................    0.8       589,248
Holding Company...........................................    7.1     4,915,502
Home Furnishings & Appliances.............................    0.5       358,195
Industrial................................................    0.2       104,943
Insurance.................................................    0.4       257,102
Iron and Steel............................................    1.4       956,995
Lodging & Restaurants.....................................    0.3       200,076
Machinery.................................................    0.1        39,018
Manufacturing.............................................    2.0     1,427,368
Metals....................................................    2.3     1,606,090
Mining....................................................    2.3     1,585,754
Multi-Industry............................................    2.2     1,502,415
Oil & Gas.................................................    1.3       920,696
Paper & Packaging.........................................    1.6     1,131,940
Pharmaceuticals...........................................    1.3       879,374
Real Estate...............................................    2.0     1,402,593
Repurchase Agreement......................................    4.6     3,171,000
Retail....................................................    3.9     2,689,456
Services..................................................    0.5       380,808
Telecommunications........................................    8.4     5,823,743
Textiles & Apparel........................................    0.5       381,873
Transportation............................................    2.7     1,901,357
Utilities.................................................    5.7     3,971,278
--------------------------------------------------------------------------------
 Total Investments........................................  103.3%  $71,920,865
Other Assets and Liabilities (Net)........................   (3.3)   (2,271,570)
--------------------------------------------------------------------------------
 Net Assets...............................................  100.0%  $69,649,295
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996


-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $71,130,296).......................... $71,920,865
 Foreign Currency, at Value (Cost $808,146)........................     785,497
 Cash..............................................................         395
 Receivable for Investments Sold...................................     447,863
 Dividends Receivable..............................................     104,469
 Receivable for Portfolio Shares Sold..............................      32,000
 Receivable for Withholding Tax Reclaim............................         936
 Deferred Organization Costs.......................................         903
 Other Assets......................................................      10,763
-------------------------------------------------------------------------------
  Total Assets.....................................................  73,303,691
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................   3,413,810
 Payable for Custodian Fees........................................     138,274
 Payable for Investment Advisory Fees..............................      58,212
 Payable for Administrative Fees...................................      10,436
 Payable for Directors' Fees.......................................         796
 Other Liabilities.................................................      32,868
-------------------------------------------------------------------------------
  Total Liabilities................................................   3,654,396
-------------------------------------------------------------------------------
NET ASSETS......................................................... $69,649,295
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $68,120,890
 Undistributed Net Investment Income...............................     606,127
 Accumulated Net Realized Gain.....................................     164,959
 Unrealized Appreciation...........................................     757,319
-------------------------------------------------------------------------------
NET ASSETS......................................................... $69,649,295
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   5,744,377
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.12
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS

                                                                        YEAR
                                                                        ENDED
                                                                     OCTOBER 31,
                                                                        1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.........................................................  $1,702,668
 Interest..........................................................     133,567
 Less Foreign Taxes Withheld.......................................    (136,827)
--------------------------------------------------------------------------------
  Total Income.....................................................   1,699,408
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..................................     551,585
 Custodian Fees--Note D............................................     258,571
 Administrative Fees--Note C.......................................     105,671
 Registration and Filing Fees......................................      22,913
 Printing Fees.....................................................      16,016
 Audit Fees........................................................      14,444
 Legal Fees........................................................       6,016
 Directors' Fees--Note G...........................................       3,410
 Amortization of Organizational Costs..............................         560
 Other Expenses....................................................      10,990
--------------------------------------------------------------------------------
  Total Expenses...................................................     990,176
 Expense Offset--Note A............................................      (1,328)
--------------------------------------------------------------------------------
  Net Expenses.....................................................     988,848
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..............................................     710,560
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.......................................................     164,959
 Foreign Exchange Transactions.....................................    (102,554)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANS-
 ACTIONS...........................................................      62,405
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.......................................................   2,007,215
 Foreign Exchange Translations.....................................      (2,451)
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...........   2,004,764
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS..........   2,067,169
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $2,777,729
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR         YEAR
                                                            ENDED        ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   710,560  $   159,810
 Net Realized Gain.....................................       62,405       98,762
 Net Change in Unrealized Appreciation/Depreciation....    2,004,764   (2,706,617)
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................    2,777,729   (2,448,045)
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................      (60,888)         --
 Net Realized Gain.....................................     (182,665)         --
----------------------------------------------------------------------------------
  Total Distributions..................................     (243,553)         --
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   36,059,283   31,670,024
   --In Lieu of Cash Distributions.....................      241,843          --
 Redeemed..............................................   (3,130,062)    (836,113)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   33,171,064   30,833,911
----------------------------------------------------------------------------------
 Total Increase........................................   35,705,240   28,385,866
Net Assets:
 Beginning of Period...................................   33,944,055    5,558,189
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $606,127 and $46,082, respectively)........  $69,649,295  $33,944,055
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    2,951,393    2,691,601
  In Lieu of Cash Distributions........................       22,372          --
  Shares Redeemed......................................     (251,153)     (66,722)
----------------------------------------------------------------------------------
                                                           2,722,612    2,624,879
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED
                                         OCTOBER 31,             JUNE 17, 1993**
                                    --------------------------   TO OCTOBER 31,
                                     1996     1995       1994         1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD.............................  $ 11.23  $ 14.00    $11.34       $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).....     0.13     0.05     (0.03)       (0.01)
 Net Realized and Unrealized Gain
  (Loss)..........................     0.84    (2.82)     2.74         1.35
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions..........................     0.97    (2.77)     2.71         1.34
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.02)     --        --           --
 Net Realized Gain................    (0.06)     --      (0.05)         --
--------------------------------------------------------------------------------
  Total Distributions.............    (0.08)     --      (0.05)         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 12.12  $ 11.23    $14.00       $11.34
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................     8.72%  (19.79)%+  23.97%+      13.40%+
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)...........................  $69,649  $33,944    $5,558       $3,927
Ratio of Expenses to Average Net
 Assets...........................     1.79%    1.78%     2.07%        2.43%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....     1.29%    0.86%    (0.25)%      (0.37)%*
Portfolio Turnover Rate...........       11%      21%        9%           2%
Average Commission Rate #.........  $0.0004      N/A       N/A          N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share.      N/A  $  0.02    $ 0.12       $ 0.04
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     1.79%    1.77%      N/A          N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                      ACADIAN EMERGING MARKETS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Acadian Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

                      ACADIAN EMERGING MARKETS PORTFOLIO

  U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and deferred organization costs.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $89,627 to decrease undistributed net investment income and $92,336 to increase accumulated net realized gain, with a decrease to paid in capital of $2,739.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among

                      ACADIAN EMERGING MARKETS PORTFOLIO
  the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $68,282 from the Portfolio as Administrator of which $46,516 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $37,389 from the Portfolio as Administrator

                      ACADIAN EMERGING MARKETS PORTFOLIO

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $96,937, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the portfolio. For the year ended October 31, 1996, there were no redemption fees.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $38,684,701 and sales of $5,422,238 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. OTHER: At October 31, 1996, 73.1% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

At October 31, 1996, the net assets of the Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian Emerging Markets Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Foreign taxes accrued during the year ended October 31, 1996 amounting to $137,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1996 which shareholders of this Portfolio will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,702,667 for the Portfolio.

--------------------------------------------------------------------------------
                                   UAM FUNDS
                         ACADIAN INTERNATIONAL EQUITY
                                   PORTFOLIO
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                             William H. Park
Director, President                          Vice President
and Chairman

John T. Bennett, Jr.                         Michael E. DeFao
Director                                     Secretary

Philip D. English                            Karl O. Hartmann
Director                                     Assistant Secretary

William A. Humenuk                           Gary L. French
Director                                     Treasurer

Peter M. Whitman, Jr.                        Robert R. Flaherty
Director                                     Assistant Treasurer
--------------------------------------------------------------------------------
INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place
 Boston, MA 02110
--------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
--------------------------------------------------------------------------------
CUSTODIANS
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

 The Bank of New York
 60 Wall Street
 New York, NY 10260
--------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
--------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

                                   UAM FUNDS

                                   ACADIAN
                                 INTERNATIONAL
                               EQUITY PORTFOLIO

--------------------------------------------------------------------------------


                                 ANNUAL REPORT
                                OCTOBER 31, 1996

Dear Shareholder,

We are pleased to present the annual report for the Acadian International Equity Portfolio. This commentary covers the twelve months from November 1, 1995 to October 31, 1996, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

PORTFOLIO PERFORMANCE REVIEW

Total return for the six months ended October 31, 1996 was -0.6% in U.S. dollars. The benchmark, the Morgan Stanley Capital International Index (MSCI) for Europe, Australia, and the Far East (EAFE), returned -2.4%. For the twelve months ended October 31, 1996, the Portfolio's total return was 14.1% versus 10.4% for the MSCI EAFE.

ECONOMIC AND MARKET CONDITIONS

As noted above, the developed international equity markets as represented by the MSCI EAFE Index returned 10.4% for the year ended October 31, 1996, the result of strong gains in the first half offset by slightly lower returns in the second half. Japan played a major role throughout the year, boosting the MSCI EAFE Index's returns in the first half as the Japanese equity market rose sharply on signs of resumed economic growth, and having the opposite effect in the second half as the economy slowed and investors became worried about the sustainability of recovery.

In Europe, most equity markets did better than their Asian counterparts, with MSCI Europe Index up 17.5% for the year ended October 31, 1996, versus a return of 2.4% for MSCI Far East Index. Most European markets did well in the first few months of 1996 as governments lowered interest rates and economic fundamentals looked to be improving. Returns were less strong but still positive in the second half of the period, led by the United Kingdom (up 20.3% for the year) and France (up 18.2%).

The first half of the period saw a marked outperformance by smaller international companies, with the Salomon Brothers Extended Market Index of smaller companies outperforming the larger-cap Primary Market Index. While smaller international stocks slightly lagged larger ones for the second half, they remained ahead for the year as a whole.

INVESTMENT STRATEGY USED DURING THE YEAR

Acadian's bottom-up stock selection process continued to focus on securities exhibiting strong fundamental value characteristics, based on our proprietary valuation frameworks for each market. Also incorporated into our frameworks are measures designed to emphasize companies with strong underlying businesses, using such factors as aggregate analysts' earnings estimates.

While a prediction of overall market return is an explicit input into the valuation of each stock, Acadian Portfolios are built from the bottom up, and thus country and industry weightings are the result of buying the most attractive stocks in the investment universe (while maintaining a reasonable level of benchmark-relative risk). This stock-selection approach led to the Portfolio being overweighted in several key countries over the year, including France, Canada, and Singapore. The Portfolio was underweighted in Germany, Italy, and Switzerland for the majority of the year. Underweightings in Japan and the United Kingdom moved to modest overweightings, and the overweighting in Australia moved to an underweighting as valuations in these markets changed.

The resulting portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the benchmark index. The Portfolio also had a somewhat smaller orientation than the MSCI EAFE Index, with proportionally more assets in the mid-size $1-5 billion capitalization range, and somewhat fewer assets in the larger-size range of $5-10 billion in capitalization.

COMMENTARY ON THE PORTFOLIO'S INVESTMENT PERFORMANCE

As noted above, the Acadian International Equity Portfolio returned 14.1% for the twelve months ended October 31, 1996, versus a return of 10.4% for the MSCI EAFE Index. Over the period, country selection contributed positively to the Portfolio's total return, outperforming the benchmark index by approximately 110 basis points. Stock selection netted out to a neutral return over the first half, but added an additional 120 basis points in the second half. The final component of return, currency, added 170 basis points. This was the result of a small hedge against the Japanese yen, which contributed positively to portfolio return as the yen generally weakened against the dollar over the year.

Some of the more significant portfolio allocations impacting returns included:

 . FRANCE: With France being one of MSCI EAFE Index's best-performing markets for the year, the Portfolio's consistent overweighting in the French market had a generally positive impact on returns from a country allocation perspective. However, stock selection underperformed the benchmark in three out of four quarters. Disappointing economic developments had a dampening effect upon value stocks, particularly the news that the economy had contracted slightly in the second quarter of 1996 after posting growth in the first. The result was an overall underperformance from French holdings.

 . JAPAN: Successful stock selection led to positive value-added from the Japanese market for the majority of the year, though negative stock selection performance in the last two months offset this somewhat. Acadian has documented a strong "return reversal" effect in Japan, in which oversold stocks tend to snap back in price. This was the case with many of the Japanese stocks in the Portfolio--for example in the financial and electronics industries--where the Portfolio purchased stocks that had been pushed to below fair value, then benefited when they rebounded in price.

 . UNITED KINGDOM: The Portfolio was underweighted in the U.K. in the first half, which detracted slightly from returns, but this was made up for by successful individual stock selection. Stock selection underperformed in the third quarter, as many of the utility stocks owned by the Portfolio were driven down in price out of concern that a Labor government would institute unfavorable pricing policies. However, in another example of the "return reversal" effect, many of these stocks bounced back strongly in the fourth quarter. The Portfolio also benefited from its overweighting in the U.K. in the second half, with the result that U.K. holdings generally had a strong positive impact on Portfolio returns for the year as a whole.

 . OTHER: Various other investments that impacted performance positively during the year included the overweighting in Canada, stock selection in Australia, and the overweighting in the Netherlands. Investments with a negative impact included the underweighting in Hong Kong, stock selection in Switzerland, and a combination of country weighting and stock selection in Sweden.

CURRENT OUTLOOK

 . While we are not aggressively negative on the U.S., we find other markets to be more attractively valued. On an individual stock level in particular, we believe that Europe and Japan offer far greater opportunities for fiscal stimulus and corporate restructuring to help boost future company earnings.

 . We continue to find the United Kingdom market attractive based on key valuation measures. The outlook of our frameworks is supported by a macroeconomic view characterized by steady growth, low inflation, and strong corporate earnings.

 . Recently we have moved to a relatively more negative position on France and a more positive outlook on Germany. The French market has outperformed MSCI EAFE Index strongly year to date, making valuations less attractive, while Germany's market has absorbed what looks to be the maximum of bad news and now appears to be entering an upswing of the economic cycle. Italy is the least attractive market in our valuation framework currently.

 . We find the Japanese market neutral to somewhat unattractive in the short term. Japan is in the early stages of sustained economic recovery, with the prospect for an environment characterized by economic growth, low inflation, and low interest rates relative to other markets. However, this is offset in aggregate by a negative view of the Japanese yen. Long-term, we view Japan's fiscal and banking sector problems to be deeply entrenched, with a long work-out period for complete recovery.

 . Acadian's medium-term outlook signals a weakening of the yen versus the U.S. dollar, with the dollar more moderately strong against other major world currencies.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

/s/ Churchill G. Franklin

Churchill G. Franklin
Senior Vice President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's Prospectus.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                ACADIAN INTERNATIONAL EQUITY PORTFOLIO AND THE
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.

                  -------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1996
                  -------------------------------------------
                      1 YEAR              SINCE 3/29/93*
                  -------------------------------------------
                      14.13%                  9.48%
                  -------------------------------------------

                  [PERFORMANCE COMPARISON GRAPH APPEARS HERE]

                                                      3/29/93*   10/31/93   10/31/94   10/31/95   10/31/96
                                                      -------    --------   --------   --------   --------
ACADIAN INTERNATIONAL EQUITY PORTFOLIO+               100,000     117,700     127,040   121,317    138,459
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX       100,000     120,970     133,190   132,697    146,590

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                      Definition of the Comparative Index
                      -----------------------------------
The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one cannot invest in an unmanaged index.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (92.6%)
--------------------------------------------------------------------------------
 AUSTRALIA (0.9%)
  Westpac Banking Corp....................................... 25,600 $   146,074
--------------------------------------------------------------------------------
 BELGIUM (0.2%)
  Cockerill Sambre...........................................  9,100      36,482
--------------------------------------------------------------------------------
 CANADA (2.2%)
  Bank of Nova Scotia........................................    600      18,908
  Canadian Imperial Bank of Commerce.........................    800      33,236
  Metro-Richeliee, Inc., Class A.............................  1,325      18,827
  Onex Corp..................................................  7,800      87,268
 *Stelco, Inc., Class A...................................... 14,000      81,972
  Trilon Financial Corp., Class A............................ 30,300     140,121
                                                                     -----------
                                                                         380,332
--------------------------------------------------------------------------------
 FRANCE (10.3%)
  Assurances Generales de France.............................  4,650     137,220
  Banque Nationale de Paris..................................  5,400     202,149
  Bollore Technologies S.A. .................................    150      16,232
  Cardif S.A. ...............................................     12       1,644
  Cie Financiere de CIC et de L'Union Europeenne.............    300      19,373
  Compagnie Generale D'Industrie et de Participations........    637     142,353
  Credit Local de France.....................................     50       4,303
  Credit National............................................  1,400      73,970
  De Dietrich et Compagnie S.A. .............................    550      22,925
  Eridania Beghin-Say S.A....................................    900     143,360
  Gaumont S.A................................................    650      51,909
  GTM ENTREPOSE S.A. ........................................    900      42,709
  Labinal S.A................................................    250      39,871
  Marine-Wendel S.A. ........................................    500      45,125
  Michelin, Class B..........................................  3,850     185,712
  Parisienne de Reescompte...................................    440      34,958
  Pernod Ricard..............................................  2,900     156,628
  Saint Louis................................................    450     114,213
  Societe Financiere Interbail...............................  1,750      76,024
  Sommer-Allibert Industrie AG...............................  4,050     112,540
  Union des Assurances Federales.............................    650      73,138
  Vallourec..................................................    550      30,717
  Worms et Compagnie.........................................    500      25,634
                                                                     -----------
                                                                       1,752,707
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 GERMANY (3.0%)
  BASF AG...................................................   3,500 $   111,926
  Deutsche Pfandbrief & Hypothekenbank AG...................   3,000     122,894
  Otto Reichelt AG..........................................   1,850      28,725
  Papierwerke Waldhof-Aschaffenburg AG......................     800     113,644
 *Ruetgers AG...............................................     250      40,965
  Vereins-und Westbank AG...................................     150      34,490
  Viag AG...................................................      84      30,609
  Wuensche AG...............................................     300      25,470
                                                                     -----------
                                                                         508,723
--------------------------------------------------------------------------------
 HONG KONG (3.0%)
  Cathay Pacific Airways Ltd................................ 108,000     169,018
  Kumagai Gumi Ltd.......................................... 133,000     122,994
  Lai Sun Garment (International) Ltd.......................  32,000      48,010
  Peregrine Investment Holdings Ltd.........................  70,000     112,718
  Semi-Tech (Global) Ltd. ..................................  34,000      60,685
                                                                     -----------
                                                                         513,425
--------------------------------------------------------------------------------
 ITALY (1.7%)
  Autostrade S.p.A..........................................  91,500     135,562
  Comau Finanziaria S.p.A...................................  33,700      39,920
  Telecom Italia S.p.A......................................  62,000     118,248
                                                                     -----------
                                                                         293,730
--------------------------------------------------------------------------------
 JAPAN (36.6%)
  Aoki International Co., Ltd...............................   2,000      37,281
  Asahi Denka Kogyo KK......................................   5,000      40,710
  Bank of Okinawa Ltd.......................................   1,000      36,050
  Chiyoda Fire & Marine Insurance Co., Ltd. ................  14,000      72,259
  Chugoku Electric Power Co., Ltd...........................   2,000      40,271
  Cosmo Oil Co., Ltd........................................  30,000     162,490
  Dai-Tokyo Fire & Marine Insurance.........................   6,000      37,510
  Daiichi Pharmaceutical Co., Ltd...........................   9,000     129,781
  Daikyo, Inc...............................................  24,000     149,406
  Dainippon Ink & Chemicals, Inc............................  24,000     102,770
  Daio Paper Corp...........................................   8,000      83,004

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Daiwa House Industry........................................ 12,000 $   166,711
 Daiwa Kosho Lease Co., Ltd.................................. 12,000     109,734
 Dia Kensetsu Co., Ltd.......................................  1,000      11,255
 Dowa Fire & Marine Insurance Co............................. 10,000      49,503
 Fuji Fire & Marine Insurance................................ 15,000      68,188
 Fuji Oil....................................................  1,000       7,606
 Fuji Photo Film Co., Ltd....................................  9,000     258,771
 Fujikura Rubber.............................................  2,000      11,519
 Fujita Corp................................................. 32,000     118,737
 Hiroshima Bank..............................................  9,000      48,668
 Hitachi Ltd................................................. 33,000     293,063
 Hitachi Maxell..............................................  3,000      59,351
 Hokkaido Bank............................................... 35,000      96,017
 Hokkaido Takushoku Bank..................................... 20,000      46,953
 Honda Motor Co., Ltd........................................  9,000     215,247
 Idec Izumi..................................................  3,000      26,273
 Itochu Fuel Corp............................................ 10,000      76,497
 Jaccs.......................................................  8,000      63,589
 Kamei.......................................................  4,000      44,315
 Kita-Nippon Bank............................................  1,000      46,602
 Koa Fire & Marine Insurance Co. ............................  5,000      29,324
 Kyudenko Co., Ltd...........................................  6,000      69,111
 Lion Corp................................................... 22,000     112,002
 Marubeni Corp...............................................  1,000       4,634
 Matsumura-Gumi.............................................. 13,000      61,039
 Matsushita Electric Industrial Co., Ltd..................... 13,000     208,037
 Matsushita Electric Works................................... 17,000     164,425
 Mitsubishi Electric Corp....................................  6,000      34,767
 Mitsubishi Oil.............................................. 20,000     147,542
 Nichiei (Fudosan)........................................... 10,000      28,049
 Nichimen Corp............................................... 32,000     129,711
 Nintendo Corp., Ltd.........................................    500      32,006
 Nippon Meat Packers, Inc.................................... 12,000     157,214
 Nippon Metal Industry.......................................  9,000      32,841
 Nippon Oil Co., Ltd......................................... 27,000     154,313

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nippon Shinpan Co........................................... 24,000 $   145,397
 Nissan Fire & Marine Insurance..............................  6,000      37,721
 Nissho Iwai Corp............................................  1,000      10,288
 Orient Corp................................................. 29,000     178,238
 Osaka Stadium...............................................  8,000      64,715
 Seino Transportation Co., Ltd............................... 11,000     152,818
 Seiyo Food Systems..........................................  4,000      37,985
 Sekisui Chemical Co......................................... 15,000     167,502
 Sekisui House Ltd........................................... 16,000     168,821
 Shionogi & Co............................................... 10,000      77,816
 Shiseido Co., Ltd........................................... 16,000     187,110
 Sumitomo Marine & Fire...................................... 22,000     157,848
 Sumitomo Realty & Development............................... 24,000     174,730
 Suntelephone Co., Ltd.......................................  2,000      13,383
 Tokyo Construction Co....................................... 25,000      96,280
 Toyo Engineering............................................  8,000      45,299
 Toyota Tsusho Corp..........................................  8,000      46,495
 Uchida Yoko.................................................  7,000      39,391
 Yamaichi Securities Co......................................  8,000      44,596
 Yamanouchi Pharmaceutical Co................................  8,000     162,489
 Yamatake-Honeywell Co., Ltd................................. 10,000     167,941
                                                                     -----------
                                                                       6,252,009
--------------------------------------------------------------------------------
MALAYSIA (1.7%)
 Bandar Raya Developments Bhd................................  7,000      13,579
 MBF Capital Bhd............................................. 13,000      17,910
 Multi-Purpose Holdings Bhd.................................. 43,000      73,539
 Oriental Holdings Bhd....................................... 14,000      95,329
 Perlis Plantations Bhd...................................... 28,750      82,516
                                                                     -----------
                                                                         282,873
--------------------------------------------------------------------------------
NETHERLANDS (5.0%)
 Aegon N.V...................................................  3,501     178,052
 Boskalis Westminster N.V....................................  4,987     101,392
 Hollandsche Beton Groep N.V.................................  1,000     185,574
 International-Muller N.V....................................  3,600      86,770

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS--(CONTINUED)
 Koninklijke Van Ommeren N.V.................................  4,200 $   174,495
 Koninklijke Volker Stevin N.V...............................    600      55,088
 Wegener N.V.................................................    800      66,945
                                                                     -----------
                                                                         848,316
--------------------------------------------------------------------------------
NEW ZEALAND (0.3%)
 Lion Nathan Ltd............................................. 21,100      54,465
--------------------------------------------------------------------------------
NORWAY (0.6%)
 Den Norske Bank A.S......................................... 33,100     110,029
--------------------------------------------------------------------------------
SINGAPORE (1.3%)
 Hotel Properties Ltd........................................ 34,000      52,148
 Singapore Land Ltd.......................................... 13,000      72,002
 Wing Tai Holdings Ltd....................................... 40,000      98,274
                                                                     -----------
                                                                         222,424
--------------------------------------------------------------------------------
SPAIN (4.2%)
 Banco Bilbao Vizcaya S.A. (Registered)......................  4,600     223,634
 Electra de Viesgo S.A.......................................  4,200     103,740
 Europistas Concesionaria Espanola S.A.......................  1,582      13,459
 Iberdrola S.A............................................... 20,300     215,687
 Tabacalera S.A., Class A....................................  4,200     153,799
                                                                     -----------
                                                                         710,319
--------------------------------------------------------------------------------
SWEDEN (0.6%)
 SSAB Svenkst Stal AB, Class B...............................  6,000      87,270
 Stena Line, Class B.........................................  3,125      14,041
                                                                     -----------
                                                                         101,311
--------------------------------------------------------------------------------
SWITZERLAND (1.7%)
 Aare-Tessin AG (Registered).................................     50      33,275
 Baer Holding Ag (Bearer)....................................     20      21,058
 Baloise Holdings Ltd........................................     10      20,916
 Bucher Holding AG, Class B..................................     50      36,365
 Compagnie Financiere Richemont AG, Class A..................     60      91,508
 CS Holding AG (Registered)..................................    860      86,020
                                                                     -----------
                                                                         289,142
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
UNITED KINGDOM (19.3%)
 APV plc....................................................  44,300 $    54,064
 Anglian Water plc..........................................  17,300     153,843
 B.A.T. Industries plc......................................  31,500     218,355
 Bemrose Corp. plc..........................................   7,200      47,742
 Bristol Water Holding plc..................................   1,100      23,045
 Britannic Assurance plc....................................   4,600      54,829
 British Airways plc........................................  24,200     218,156
 Cowie Group plc............................................  21,700     126,764
 General Accident plc.......................................  16,000     190,709
 Guardian Royal Exchange plc................................  10,900      44,696
 HSBC Holdings plc..........................................  16,500     338,028
 Heywood Williams Group plc.................................   9,300      37,076
 Hogg Robinson plc..........................................   7,600      32,957
 Hyder plc..................................................   3,600      41,474
 Invesco plc................................................  23,700      89,663
 Kwik Fit Holdings plc......................................   5,436      19,725
 National Grid Group plc....................................  13,527      39,620
 National Home Loans Holdings plc...........................   7,800      12,819
 Northern Electric plc......................................   8,400      86,590
 Nothern Foods plc..........................................  62,500     202,384
 Premier Oil plc............................................ 265,900     142,783
 RJB Mining plc.............................................   2,000      17,883
 Severn Trent plc...........................................  18,500     186,039
 Southern Electric plc......................................   6,300      65,968
 Sun Alliance Group plc.....................................  35,645     243,608
 Thames Water plc...........................................  17,700     159,705
 Unigate plc................................................  25,400     178,137
 United Utilities plc.......................................  17,900     166,024
 Yorkshire Water plc........................................  11,300     113,635
                                                                     -----------
                                                                       3,306,321
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $15,485,494)......................          15,808,682
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)
--------------------------------------------------------------------------------
GERMANY (0.3%)
 Villeroy & Boch AG (COST $74,864)..........................     450      49,801
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             NO. OF
                                                            WARRANTS   VALUE+
--------------------------------------------------------------------------------
 WARRANTS (0.0%)
--------------------------------------------------------------------------------
 HONG KONG (0.0%)
 *Peregrine Investment Holdings Ltd. (expires 11/1/96)
  (COST $0)...............................................     7,000 $     1,313
--------------------------------------------------------------------------------
                                                              FACE
                                                             AMOUNT
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (4.6%)
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (4.6%)
  Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $797,124, collateralized
   by $770,389 of various U.S. Treasury Notes,
   5.875-7.75%, due 3/31/99-11/30/99, valued at $797,002
   (COST $797,000)........................................  $797,000     797,000
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (97.5%) (COST $16,357,358) (A).........            16,656,796
--------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (2.5%)......................               422,303
--------------------------------------------------------------------------------
 NET ASSETS (100%)........................................           $17,079,099
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $16,366,077. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $290,719. This consisted of aggregate gross unrealized appreciation for all securities of $1,416,112 and aggregate gross unrealized depreciation for all securities of $1,125,393.

-------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION: Under the terms of forward foreign currency exchange contracts open at October 31, 1996, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                 SETTLEMENT   IN EXCHANGE              NET UNREALIZED
  TO DELIVER       VALUE       DATE          FOR         VALUE     GAIN (LOSS)
  ----------     ---------- ---------- --------------- ---------- --------------
JPY 143,566,700  $1,276,451  1/17/97   $     1,296,021 $1,296,021    $ 19,570
$     1,286,544   1,286,544  1/17/97   JPY 143,566,700  1,276,451     (10,093)
                 ----------                            ----------    --------
                 $2,562,995                            $2,572,472    $  9,477
                 ==========                            ==========    ========

--------
JPY--Japanese Yen

   The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                              % OF
                                                              NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                           ASSETS     VALUE
--------------------------------------------------------------------------------
Automotive.................................................    2.3%  $   388,315
Banks......................................................    7.9     1,342,652
Beverages, Food & Tobacco..................................    6.0     1,030,864
Capital Equipment..........................................    0.6       109,980
Chemicals..................................................    4.3       725,995
Construction...............................................    5.9     1,014,711
Consumer Cyclical..........................................    0.2        40,965
Consumer Durables..........................................    5.0       847,443
Consumer Non-Durables......................................    0.9       151,821
Consumer Staples...........................................    1.9       328,405
Electronics................................................    5.0       856,528
Energy.....................................................    1.5       251,283
Entertainment & Leisure....................................    0.7       116,624
Financial Services.........................................    9.1     1,558,729
Holding Company............................................    4.5       768,261
Home Furnishings & Appliances..............................    1.0       168,821
Industrial.................................................    2.4       415,240
Insurance..................................................    7.1     1,219,110
Iron and Steel.............................................    0.5        81,972
Lodging & Restaurants......................................    0.3        52,148
Manufacturing..............................................    0.6       103,002
Metals.....................................................    0.7       120,111
Mining.....................................................    0.1        17,883
Oil and Gas................................................    3.1       536,082
Paper & Packaging..........................................    1.2       196,647
Pharmaceuticals............................................    2.2       370,087
Real Estate................................................    3.4       584,016
Repurchase Agreement.......................................    4.7       797,000
Services...................................................    1.6       277,036
Technology.................................................    1.0       178,137
Telecommunications.........................................    0.8       131,630
Textiles & Apparel.........................................    0.2        37,281
Transportation.............................................    4.3       728,528
Utilities..................................................    6.5     1,109,489
--------------------------------------------------------------------------------
 Total Investments.........................................   97.5%  $16,656,796
Other Assets and Liabilities (Net).........................    2.5       422,303
--------------------------------------------------------------------------------
 Net Assets................................................  100.0%  $17,079,099
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $16,357,358).......................... $16,656,796
 Foreign Currency, at Value (Cost $408,893)........................     407,238
 Cash..............................................................         155
 Dividends Receivable..............................................      29,253
 Receivable due from Investment Adviser............................      12,616
 Foreign Withholding Tax Reclaim Receivable........................      12,343
 Net Unrealized Gain on Forward Foreign Currency Exchange Contract.       9,477
 Deferred Organization Costs.......................................         782
 Interest Receivable...............................................         124
 Other Assets......................................................         566
-------------------------------------------------------------------------------
  Total Assets.....................................................  17,129,350
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Custodian Fees........................................      12,575
 Payable for Administrative Fees...................................       8,389
 Payable for Directors' Fees.......................................         650
 Other Liabilities.................................................      28,637
-------------------------------------------------------------------------------
  Total Liabilities................................................      50,251
-------------------------------------------------------------------------------
NET ASSETS......................................................... $17,079,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $15,885,229
 Undistributed Net Investment Income...............................     351,096
 Accumulated Net Realized Gain.....................................     535,496
 Unrealized Appreciation...........................................     307,278
-------------------------------------------------------------------------------
NET ASSETS......................................................... $17,079,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,319,893
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.94
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                       YEAR ENDED
                                                                       OCTOBER 31,
                                                                          1996
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................            $  393,901
 Interest..................................................                10,956
 Less: Foreign Taxes Withheld..............................               (52,553)
----------------------------------------------------------------------------------
  Total Income.............................................               352,304
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee................................................  $ 90,328
  Less: Fees Waived........................................   (90,328)        --
                                                             --------
 Administrative Service Fees--Note C.......................                93,183
 Registration and Filing Fees..............................                22,569
 Custodian Fees--Note D....................................                35,388
 Audit Fees................................................                13,353
 Printing Fees.............................................                12,973
 Directors' Fees--Note G...................................                 2,615
 Legal Fees................................................                 1,868
 Amortization of Organizational Costs......................                   560
 Other Expenses............................................                 2,104
 Expenses Assumed by the Investment Adviser--Note B........               (57,063)
----------------------------------------------------------------------------------
  Total Expenses...........................................               127,550
 Expense Offset--Note A....................................                  (923)
----------------------------------------------------------------------------------
  Net Expenses.............................................               126,627
----------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................               225,677
----------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments...............................................               552,272
 Foreign Exchange Transactions.............................               109,650
----------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS..............................................               661,922
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments...............................................               124,008
 Foreign Exchange Translations.............................                 6,939
----------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...               130,947
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS..               792,869
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......            $1,018,546
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)..........................  $   225,677  $   (2,665)
 Net Realized Gain.....................................      661,922      42,392
 Net Change in Unrealized Appreciation/Depreciation....      130,947    (152,772)
---------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................    1,018,546    (113,045)
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.....................................      (45,051)    (50,627)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   15,377,297     161,129
   --In Lieu of Cash Distributions.....................       45,051      50,627
 Redeemed..............................................   (1,791,361)       (489)
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   13,630,987     211,267
---------------------------------------------------------------------------------
 Total Increase........................................   14,604,482      47,595
Net Assets:
 Beginning of Period...................................    2,474,617   2,427,022
---------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $351,096 and $0, respectively).............  $17,079,099  $2,474,617
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,243,285      13,801
  In Lieu of Cash Distributions........................        3,824       4,500
  Shares Redeemed......................................     (141,721)        (40)
---------------------------------------------------------------------------------
                                                           1,105,388      18,261
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  YEARS ENDED OCTOBER 31,       MARCH 29, 1993**
                                  ---------------------------    TO OCTOBER 31,
                                    1996     1995      1994           1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................  $  11.54  $ 12.37   $ 11.77        $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income (Loss)...      0.17    (0.01)    (0.04)        (0.04)
 Net Realized and Unrealized
  Gain (Loss)...................      1.44    (0.56)     0.95          1.81
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions........................      1.61    (0.57)     0.91          1.77
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Realized Gain..............     (0.21)   (0.26)    (0.31)          --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..  $  12.94  $ 11.54   $ 12.37        $11.77
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+...................     14.13%   (4.58)%    8.02%        17.70%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands).........................  $ 17,079  $ 2,475   $ 2,427        $2,264
Ratio of Expenses to Average Net
 Assets.........................      1.06%    2.54%     2.50%         2.50%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets...      1.87%   (0.11)%   (0.38)%       (0.76)%*
Portfolio Turnover Rate.........        80%      76%       56%           44%
Average Commission Rate #.......   $0.0043      N/A       N/A           N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and
 Expenses Assumed by the Adviser
 Per Share......................  $   0.11  $  0.46   $  0.21        $ 0.14
Ratio of Expenses to Average Net
 Assets Including Expense Off-
 sets...........................      1.05%    2.50%      N/A           N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Acadian International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, foreign currency transactions and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $125,419 to increase undistributed net investment income and $124,859 to decrease accumulated net realized gain, with a decrease to paid in capital of $560.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 million of average daily net assets, 0.50% of the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million. Effective January 1, 1996, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets. Prior to January 1, 1996, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $56,097 from the Portfolio as Administrator of which $50,592 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $37,086 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $9,202, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio. For the year ended October 31, 1996, there were no redemption fees.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $21,445,893 and sales of $8,695,432 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities. Purchases include in-kind transactions of securities with a value of $13,538,344, including unrealized appreciation of $405,537.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 83.3% of total shares outstanding were held by 1 record shareholder owning more than 10% of the aggregate total shares outstanding.

At October 31, 1996, the net assets of the Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian International Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Foreign taxes accrued during the fiscal year ended October 31, 1996 for the Acadian International Equity Portfolio, amounting to $53,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Dividend for the year ending December 31, 1996, which shareholders of the Acadian International Equity Portfolio will receive in late January, 1997.

Acadian International Equity Portfolio hereby designates $45,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $393,901 for the Portfolio.

----------------------------------------------------

                 UAM FUNDS
               DSI PORTFOLIOS

----------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                William H. Park
Director, President             Vice President
and Chairman

John T. Bennett, Jr.            Michael E. DeFao
Director                        Secretary

Philip D. English               Karl O. Hartmann
Director                        Assistant Secretary

William A. Humenuk              Gary L. French
Director                        Treasurer

                                Robert R. Flaherty
Peter M. Whitman, Jr.           Assistant Treasurer
Director


----------------------------------------------------

INVESTMENT ADVISER
 Dewey Square Investors Corporation
 One Financial Center
 Boston, MA 02111

----------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

----------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

----------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

----------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

----------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

----------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

----------------------------------------------------

                     UAM FUNDS

                   DSI PORTFOLIOS

----------------------------------------------------



                     ANNUAL REPORT
                    OCTOBER 31, 1996

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Disciplined Value.........................................................   7
  Limited Maturity Bond.....................................................  11
  Money Market..............................................................  16
Statement of Assets and Liabilities.........................................  19
Statement of Operations.....................................................  20
Statement of Changes in Net Assets
  Disciplined Value.........................................................  21
  Limited Maturity Bond.....................................................  22
  Money Market..............................................................  23
Financial Highlights
  Disciplined Value.........................................................  24
  Limited Maturity Bond.....................................................  25
  Money Market..............................................................  26
Notes to Financial Statements...............................................  27
Report of Independent Accountants...........................................  33

--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report on the investment results and strategies for the Disciplined Value Portfolio, the Limited Maturity Bond Portfolio and the Money Market Portfolio.

DISCIPLINED VALUE PORTFOLIO COMMENTARY

The year ended October 31, 1996, was another strong year for U.S. equity markets, as the Standard & Poor's 500 ("S&P 500") posted positive returns in eleven of the twelve months. The Disciplined Value Portfolio returned 22.92% versus 20.67% for the Lipper Equity Income Funds Average and 24.08% for the S&P 500 Index.

Despite a shaky start in July, the third calendar quarter witnessed a continuation of the bull market advance with the S&P 500 up about 3%. Unlike the first two quarters, this gain was accompanied by an advance in the bond market as the Federal Reserve elected not to raise short-term interest rates. Economic trends in the third calendar quarter were somewhat contradictory, as robust results in one month were followed by more benign reports in the next month. Forecasters continue to be split on the future course of real GDP, although only on the magnitude of the gain and not on the direction--up. Triggered by disappointing technology company earnings, the market corrected 4% in July but recovered all lost ground in August and September. A positive announcement by Intel in September led to a technology rebound of 10.9% for the month and helped push the broad market indexes to new highs. The Portfolio outperformed the S&P 500, from October 1, 1995 to June 30, 1996, by about 3% and was highlighted in the Wall Street Journal every month consistently until September 96 as a top performer in the Lipper Equity Income category. The Portfolio lagged the very strong technology-led market in the month of September. In October, the Portfolio moved from just ahead of the market to just behind it for the fiscal year period.

Large capitalization indexes such as the S&P 500 outpaced smaller capitalization indexes such as the Russell 2000 for the fourth fiscal quarter and for the fiscal year ended October 31, 1996 (24.08% versus 16.61%).

Throughout the past year, and even more so in the third calendar quarter, the stock market correctly anticipated that any move by the Federal Reserve toward higher interest rates would probably be isolated and insignificant. As a result, FINANCIAL stocks, the largest sector in your portfolio, performed very well all year long. In the third calendar quarter this group was led by three banks--Bank of Boston (+18%), Chase Manhattan (+14%), and Bankamerica (+9%). Allstate was also up 8%. ENERGY stocks also continued to perform well in reaction to higher oil prices. Our holdings of British Petroleum (+18%), Texaco (+11%) and Union Texas Petroleum (+11%) added to overall portfolio performance.

Reversing its strong showing in the second calendar quarter, the CONSUMER STAPLES sector of the Portfolio had negative returns, led on the downside by the RETAIL sector due to disappointing same-store sales in the critical back-to-school time period. Kmart (-17%), Limited (-11%), and Sears, Roebuck (-7%) all performed poorly. The RETAIL sector (especially Kmart) had been one of the top performing groups, as you recall, in the first half of the year.

An unfavorable decision in the "Carter" lawsuit in Florida led to a 13% decline in Philip Morris, despite continuing strong business fundamentals. We had reduced our holding earlier in the quarter at higher prices, but the position was still large enough to impact performance. A much smaller position in RJR Nabisco also hurt (-16%). A changing competitive environment in Telecommunications adversely affected the Utilities sector, with Nynex (-7%), GTE (-13%), and AT&T (-15%) all posting negative returns. We believe these stocks have overreacted and that upturns are probable in 1997 as we sort through the changing legal and regulatory environments.

Our TECHNOLOGY stocks had mixed results for the quarter. IBM (+26%) was particularly strong, as the company reported a decent second quarter and predicted a more substantial turnaround in both its mainframe and PC businesses. Data General and Information Resources rose 8% and 7%, respectively. Digital Equipment (-21%), on the other hand, continued its poor performance. Fortunately, we had reduced this position in both the first and second quarters at significantly higher prices, which made the third quarter decline somewhat less painful.

LIMITED MATURITY BOND PORTFOLIO

In spite of considerable gyrations, yields in the US fixed income markets increased only modestly in the one-year period ended October 31, 1996. For example, the 5-year maturity U.S. Treasury note yielded 6.07% on that date up from 5.81% twelve months earlier. Yields declined in the first quarter reaching a low of 5.13% in February before climbing to 6.85% in mid-June and, then, reversed downward again toward year-end. In this environment, the Limited Maturity Bond Portfolio returned 5.34% as compared to the Lipper 1-5 Year Short Investment Grade Debt Funds Average return of 5.44% and the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index (gross of fees) return of 5.77%.

Early in the year investors believed that a stronger economy with expected resulting higher employment and higher inflation would cause the Federal Reserve to increase short-term interest rates. This attitude pushed interest rates up from February through mid-June, and contributed to a jagged saw-toothed move through the summer.

However, expectations of a softening economy in the third quarter plus renewed strong buying of US Treasury securities by foreign central banks started the trend in mid-summer to lower rates. The previously anticipated moves by the Federal Reserve to a slightly more restrictive policy during the summer gave way to a belief that the nation's central bankers would remain above the political fray and leave the federal funds rate unchanged during the autumn. Additionally, the perception that President Clinton's reelection would not extend to a Democratic victory in either the House of Representatives or the Senate seemed to give the bond market comfort that a centrist national agenda with fiscal responsibility would be maintained.

Looking forward we are concerned that a combination of historically low unemployment, strong wage growth, and high consumer confidence might presage a period of stronger economic growth as we move into early 1997. This may lead to some incremental increase in inflationary expectations. We are also concerned about America's heavy reliance on foreign investment to fund its twin budgetary and trade deficits. At some point we expect that the unprecedented purchase of US Treasuries by foreigners may reverse and help to foster a level of higher interest rates. In the interim, real yields (adjusted for inflation) tend to be below their seven year moving average and border on being unattractive.

On the basis of our belief that higher rates lie ahead, we have reduced the effective duration of the Limited Maturity Bond Portfolio to 1.9 years versus
2.3 years for its benchmark (Merrill Lynch 1-4.99 Year Corporate/Government Bond Index).

We still view the mortgage sector to be the most attractive sector of the investment grade market. Mortgages continue to provide roughly 80-100 basis points more yield than comparable duration US Treasury issues. We own a combination of US Agency-backed pass-throughs (insured by Fannie Mae and Freddie Mac as to the timely payment of principal and interest) and Collateralized Mortgage Obligations (CMOs).

Corporate spreads, both high quality and high yield, continue to be narrow by historic standards relative to US Treasury issues. We have no expectation that they will widen in the near term. For this reason, we continue to hold corporates but will not be aggressive in expanding their use at this time.

MONEY MARKET PORTFOLIO

The Money Market Portfolio had a 7-day current yield (compounded) as of 10/31/96 of 5.10% versus 4.94% for the Donoghue's Money Fund Average/All-Taxable.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the Portfolio. Within this framework, we seek to find the best yielding commercial paper and repurchase agreements dealers for the Portfolio. The Portfolio is currently invested 62.53% in discount commercial paper, 35.21% in repurchase agreements and 2.26% in interest bearing commercial paper. For your information, the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                                          Sincerely,

                                          /s/ Peter M. Whitman

                                          Peter M. Whitman
                                          President & Chief Investment Officer

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Yields will fluctuate as market conditions change. If it were not for the Adviser's temporary fee waiver, the yield of the Money Market Portfolio would be lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
==============================================================================
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
                     THE DSI DISCIPLINED VALUE PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

             -----------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1996
             -----------------------------------------------------
                1 YEAR              5 YEAR          SINCE 12/12/89*
             -----------------------------------------------------
                 22.92%             14.83%              11.69%
             -----------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                        12/12/89* 10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96
                                        --------- --------  --------  --------  --------  --------  --------  --------
DSI DISCIPLINED VALUE PORTFOLIO+         10,000    8,074    10,735    11,502    14,024    14,512    17,432    21,427
S&P 500 INDEX+                           10,000    8,855    11,815    12,990    14,927    15,875    20,068    24,899


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
===============================================================================
  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE DSI LIMITED MATURITY BOND PORTFOLIO, THE LIPPER 1-5 YEAR SHORT INVESTMENT GRADE DEBT FUNDS
  AVERAGE, AND THE MERRILL LYNCH 1-4.99 YEAR CORPORATE/GOVERNMENT BOND INDEX

               -------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1996
               -------------------------------------------------
                1 YEAR          5 YEAR          SINCE 12/18/89*
               -------------------------------------------------
                 5.34%           5.68%               6.80%
               -------------------------------------------------



                           [LINE GRAPH APPEARS HERE]

                                                                12/18/89* 10/31/90  10/31/91  10/31/92  10/31/93  10/31/94
                                                                --------  --------  --------  --------  --------  --------
DSI LIMITED MATURITY BOND PORTFOLIO+                            10,000    10,489    11,928    13,123    13,808    13,617
LIPPER 1-5 YEAR SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE       10,000    10,561    11,806    12,810    13,734    13,748
MERRILL LYNCH 1-4.99 YEAR CORPORATE/GOVERNMENT BOND INDEX+      10,000    10,694    12,024    13,141    14,149    14,074

                                                                10/31/95  10/31/96
                                                                --------  --------
DSI LIMITED MATURITY BOND PORTFOLIO+                            14,921    15,718
LIPPER 1-5 YEAR SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE       14,956    15,770
MERRILL LYNCH 1-4.99 YEAR CORPORATE/GOVERNMENT BOND INDEX+      15,549    16,446


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

      Definitions of the Comparative Indices and the Lipper 1-5 Year Short
      --------------------------------------------------------------------
                      Investment Grade Debt Funds Average
                      -----------------------------------

The Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 162 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less.

The Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

Please note that one cannot invest in an unmanaged index.

Performance Comparison
===============================================================================
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
                        THE DSI MONEY MARKET PORTFOLIO
               AND THE DONOGHUE'S MONEY FUND AVERAGE/ALL-TAXABLE.

                        ------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1996**
             ----------------------------------------------------
                1 YEAR              5 YEAR        SINCE 12/28/89*
             ----------------------------------------------------
                  5.26%              4.06%           4.82%
             ----------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                  12/28/89* 10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96
                                                  --------- --------  --------  --------  --------  --------  --------  --------
DSI MONEY MARKET PORTFOLIO+                       10,000    10,659    11,308    11,722    12,031    12,428    13,109    13,799
DONOGHUE'S MONEY FUND AVERAGE/ALL TAXABLE         10,000    10,652    11,308    11,728    12,047    11,436    13,110    13,767


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

          Definition of the Donoghue's Money Fund Average/All-Taxable
          -----------------------------------------------------------

Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30- day yields.

Please note that one cannot invest in an unmanaged index.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (87.0%)
--------------------------------------------------------------------------------
 AUTOMOTIVE (4.0%)
 General Motors Corp. ......................................  47,000 $ 2,532,125
--------------------------------------------------------------------------------
 BASIC RESOURCES (2.3%)
 IMC Global, Inc. ..........................................  38,840   1,456,500
--------------------------------------------------------------------------------
 CONSUMER DURABLES (1.3%)
 General Motors Corp., Class H..............................  15,600     832,650
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (10.2%)
 J.C. Penney Co., Inc. .....................................  46,000   2,412,981
 Kmart Corp. ...............................................  35,000     341,250
 Limited (The), Inc. .......................................  47,000     863,625
 Liz Claiborne, Inc. .......................................  16,000     676,000
 Philip Morris Cos., Inc. ..................................  14,650   1,356,956
 *Ryan's Family Steak House, Inc. ..........................  25,000     178,125
 Sears, Roebuck & Co. ......................................  13,500     653,063
                                                                     -----------
                                                                       6,482,000
--------------------------------------------------------------------------------
 ENERGY (8.7%)
 British Petroleum Co. plc ADR..............................  14,564   1,873,294
 Exxon Corp. ...............................................  26,600   2,357,425
 Texaco, Inc. ..............................................   5,300     538,613
 Union Texas Petroleum Holdings, Inc........................  34,700     741,674
                                                                     -----------
                                                                       5,511,006
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (12.6%)
 American Express Co. ......................................   6,300     296,100
 BankAmerica Corp. .........................................  28,400   2,598,600
 Bank of Boston Corp. ......................................  34,000   2,176,000
 Chase Manhattan Corp. .....................................  34,500   2,958,375
                                                                     -----------
                                                                       8,029,075
--------------------------------------------------------------------------------
 HEALTH CARE (2.9%)
 Baxter International, Inc. ................................  33,000   1,373,625
 *Tenent Healthcare Corp. ..................................  24,200     505,175
                                                                     -----------
                                                                       1,878,800
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 INDUSTRIAL (7.8%)
 Cooper Industries, Inc. ...................................  29,000 $ 1,167,250
 Hercules, Inc. ............................................  23,925   1,139,428
 Imperial Chemical Industries plc ADR.......................  11,500     583,625
 Lubrizol Corp. ............................................   8,000     238,000
 LucasVarity plc ADR........................................   7,590     305,497
 United Technologies Corp. .................................   6,500     836,875
 USX-US Steel Group, Inc. ..................................  13,500     367,875
 *WHX Corp. ................................................  40,000     335,000
                                                                     -----------
                                                                       4,973,550
--------------------------------------------------------------------------------
 INSURANCE (5.8%)
 Allstate Corp. ............................................  45,000   2,525,625
 Torchmark Corp. ...........................................  23,500   1,136,849
                                                                     -----------
                                                                       3,662,474
--------------------------------------------------------------------------------
 MINING (1.8%)
 Barrick Gold Corp. ........................................  43,000   1,123,375
--------------------------------------------------------------------------------
 PAPER & PACKAGING (2.9%)
 James River Corp. of Virginia..............................  32,000   1,008,000
 *Jefferson Smurfit Corp. ..................................  60,000     825,000
                                                                     -----------
                                                                       1,833,000
--------------------------------------------------------------------------------
 PHARMACEUTICALS (6.9%)
 American Home Products Corp. ..............................  17,300   1,059,625
 Pharmacia & Upjohn, Inc. ..................................  69,000   2,484,000
 SmithKline Beecham plc ADR.................................  14,000     876,750
                                                                     -----------
                                                                       4,420,375
--------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (0.4%)
 Simon DeBartolo Group, Inc. ...............................  10,200     269,024
--------------------------------------------------------------------------------
 SERVICES (0.9%)
 *Information Resources, Inc. ..............................  30,000     375,000
 National Service Industries, Inc. .........................   6,300     217,350
                                                                     -----------
                                                                         592,350
--------------------------------------------------------------------------------

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 TECHNOLOGY (9.5%)
 *Data General Corp. ......................................   25,000 $   371,875
 *Digital Equipment Corp. .................................   62,000   1,829,000
 International Business Machines Corp. ....................    6,000     774,000
 Scitex Corp. Ltd. ........................................   28,000     276,500
 *Symantec Corp. ..........................................  102,845   1,105,584
 Xerox Corp. ..............................................   36,000   1,669,500
                                                                     -----------
                                                                       6,026,459
--------------------------------------------------------------------------------
 UTILITIES (9.0%)
 AT&T Corp. ...............................................   17,400     606,825
 GTE Corp. ................................................   35,230   1,484,064
 NYNEX Corp. ..............................................   55,000   2,447,500
 Telefonos de Mexico S.A. ADR, Class L.....................   18,000     549,000
 Texas Utilities Co. ......................................   15,000     607,500
                                                                     -----------
                                                                       5,694,889
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $50,765,600)....................           55,317,652
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (7.1%)
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (1.1%)
 RJR Nabisco Holdings, Series C, $0.6012...................  125,000     703,125
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (1.7%)
 Kmart Financing, 7.75%....................................   22,364   1,062,290
--------------------------------------------------------------------------------
 INDUSTRIAL (1.2%)
 WHX Corp. Series A, 6.5%..................................   19,200     744,000
--------------------------------------------------------------------------------
 INSURANCE (3.1%)
 Aetna Inc., 6.25%.........................................   28,615   2,006,627
--------------------------------------------------------------------------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,918,155)......            4,516,042
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT (6.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.0%)
Chase Securities, Inc., 5.58%, dated 10/31/96, due
 11/1/96, to be repurchased at $3,837,595,
 collateralized by $3,708,884 various U.S. Treasury
 Notes, 5.875%-7.75%, due from 3/31/99-11/30/99, valued
 at $3,837,009
 (COST $3,837,000)..................................... $3,837,000 $ 3,837,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $59,520,755)(A).......             63,670,694
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (- 0.1%)..................                (75,086)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $63,595,608
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+  See Note A to Financial Statements.
*  Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for federal income tax purposes was $59,628,136. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $4,042,558. This consisted of aggregate gross unrealized appreciation for all securities of $7,132,750 and aggregate gross unrealized depreciation for all securities of $3,090,192.

   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (41.2%)
-------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (32.3%)
 Federal Home Loan Mortgage Corp.:
  Series 1004 G, PAC, CMO,
   7.95%, 11/15/19....................................... $  541,402 $  552,906
  Series 1049 H, CMO,
   8.75%, 2/15/20........................................    209,410    209,802
  Series 1265 F, PAC, CMO,
   7.00%, 10/15/17.......................................    707,296    715,026
  Series 1302 PF, PAC, CMO,
   7.50%, 2/15/18........................................    500,000    510,310
  Series 1332 ZA, PAC, CMO,
   6.50%, 1/15/16........................................    437,207    436,113
  TBA,
   7.50%, 11/15/26.......................................    884,000    877,096
  Gold, Various Pools
   7.50%, 11/1/25........................................  1,034,857  1,040,518
   8.00%, 12/31/26, TBA..................................  1,052,150  1,075,160
   8.50%, 11/1/24........................................  1,648,378  1,709,401
 Federal National Mortgage Association:
  Series 1992--158 C, PAC(11), REMIC, CMO,
   6.60%, 4/25/08........................................    271,752    271,074
  Conventional, Various Pools
   7.50%, 2/1/26.........................................  1,067,990  1,069,987
   9.00%, 6/1/25.........................................    677,323    716,052
   9.50%, 8/1/21.........................................    594,216    641,563
                                                                     ----------
                                                                      9,825,008
-------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED (8.9%)
 MDC Mortgage Funding Corp., Series P-4, CMO,
  9.50%, 11/20/17........................................    362,314    360,956
 Merrill Lynch Mortgage Investors, Inc., Series 1994-A,
  REMIC, CMO,
  6.412%, 2/15/09........................................     29,370     29,046
 Merrill Lynch Trust Series 45-F, PAC, CMO,
  9.10%, 9/20/14.........................................    519,615    546,245
 Ryland Acceptance Corp. Series 81-B, PAC, CMO,
  9.00%, 1/1/15..........................................    290,332    300,131

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED--(CONTINUED)
 Security Pacific National Bank, CMO,
  8.15%, 6/15/20........................................... $352,888 $   363,284
 TMS Home Equity Trust, CMO,
  6.55%, 9/15/21...........................................  585,000     576,330
  7.55%, 6/15/20...........................................  525,000     536,703
                                                                     -----------
                                                                       2,712,695
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $12,538,621)........           12,537,703
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (30.4%)
--------------------------------------------------------------------------------
CONSTRUCTION (0.8%)
 U.S. Home Corp.
  7.95%, 3/1/01............................................  250,000     241,250
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.6%)
 Philip Morris, Inc.
  7.50%, 3/15/97...........................................    5,000       5,029
  8.625%, 3/1/99...........................................  250,000     261,398
  9.25%, 12/1/97...........................................  500,000     517,085
                                                                     -----------
                                                                         783,512
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.0%)
 Time Warner, Inc.
  9.125%, 1/15/13..........................................    5,000       5,448
--------------------------------------------------------------------------------
FINANCIAL SERVICES (8.2%)
 American General Corp.
  9.625%, 2/1/18...........................................  125,000     133,601
 First Chicago Corp.
  6.83%, 9/8/97............................................  525,000     529,925
 Phoenix Re Corp.
  9.75%, 8/15/03...........................................  750,000     789,375
 Salomon, Inc. FRN,
  6.22%, 2/15/99...........................................  640,000     638,387
 Wells Fargo & Co. FRN,
  5.688%, 6/25/97..........................................  400,000     400,868
                                                                     -----------
                                                                       2,492,156
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (7.6%)
 American Brands, Inc.
  8.50%, 10/1/03............................................ $15,000 $   16,402
 Crown Paper Co.
  11.00%, 9/1/05............................................ 250,000    235,000
 Ford Motor Credit
  7.50%, 1/15/03............................................  10,000     10,378
 Inco Ltd.
  9.875%, 6/15/19........................................... 350,000    376,670
 Mobile Telecommunications Technology Corp.
  13.50%, 12/15/02.......................................... 250,000    253,750
 News America Holdings, Inc.
  8.45%, 8/1/34............................................. 250,000    273,130
 Occidential Petroleum Corp.
  8.50%, 9/15/04............................................ 475,000    502,341
 Phillips Petroleum
  9.18%, 9/15/21............................................ 600,000    662,628
                                                                     ----------
                                                                      2,330,299
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.6%)
 ITT Corp.
  8.55%, 6/15/09............................................ 450,000    489,415
-------------------------------------------------------------------------------
UTILITIES (9.6%)
 Canal Electric
  8.85%, 9/1/06............................................. 792,000    816,916
 Commonwealth Edison
  8.625%, 2/22/06........................................... 500,000    516,685
 Eastern Edison Co.
  5.75%, 7/1/98............................................. 500,000    495,295
 Midland Cogeneration Venture Series C-94
  10.33%, 7/23/02........................................... 562,468    594,810
 Pacific Gas & Electric
  6.875%, 12/1/99........................................... 500,000    498,520
                                                                     ----------
                                                                      2,922,226
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $9,266,854)...........          9,264,306
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
MUNICIPAL BONDS (2.8%)
-------------------------------------------------------------------------------
 New York City, New York, Series B
  9.50%, 6/1/09 (Prerefunded).............................. $ 490,000 $ 556,287
  9.50%, 6/1/09 (Unrefunded)...............................   260,000   295,173
-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $847,399)......................             851,460
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (13.1%)
-------------------------------------------------------------------------------
 Federal Farm Credit Bank:
  FRN, 5.73%, 11/18/97.....................................   500,000   494,395
 Federal Home Loan Bank:
  7.00% to 7/3/97, then 8.00% to 7/3/06....................   500,000   507,406
 Federal Home Loan Mortgage Corp.
  7.50%, 7/23/07...........................................    30,000    30,077
 Federal National Mortgage Association
  ++Principal Strip,
   4/10/02................................................. 1,000,000   975,470
 U.S. Treasury Bill
  5.03%, 1/16/97...........................................    50,000    49,471
 U.S. Treasury Bond
  7.125%, 2/15/23..........................................     5,000     5,229
 U.S. Treasury Notes
  5.75%, 8/15/03...........................................    20,000    19,478
  6.125%, 5/15/98..........................................   355,000   357,329
  6.25%, 2/15/03...........................................   430,000   431,544
  6.50%, 5/15/05...........................................   670,000   676,975
  6.875%, 2/28/97..........................................    20,000    20,097
  6.875%, 7/31/99..........................................   380,000   389,261
  7.125%, 9/30/99..........................................     5,000     5,160
  7.25%, 8/15/04...........................................    10,000    10,583
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $3,927,426).........................................           3,972,475
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (0.8%)
-------------------------------------------------------------------------------
 United Mexican States FRN,
  7.688%, 8/6/01 (COST $248,810)...........................   250,000   250,225
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT (17.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (17.1%)
 Lehman Brothers, 5.50%, dated 10/31/96, due 11/1/96, to
  be repurchased at $5,195,794, collateralized by
  $4,695,000 U.S. Treasury Bonds, 7.625%, due 2/15/25,
  valued at $5,240,794 (COST $5,195,000)................ $5,195,000 $ 5,195,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.4%) (COST $32,024,110)(A)........             32,071,169
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.4%)....................             (1,638,635)
--------------------------------------------------------------------------------
NET ASSETS (100%).......................................             30,432,534
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 +     See Note A to Financial Statements.
++     Callable on 4/10/97. If not called, will start accruing at 7.9%.
CMO    Collateralized Mortgage Obligation.
FRN    Floating Rate Note. Rate disclosed is as of October 31, 1996.
PAC    Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
TBA Securities traded under delayed delivery commitments settling after October 31, 1996. Income on the securities will not be earned until settlement date.
(a) The cost for federal income tax purposes was $32,024,110. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $47,059. This consisted of aggregate gross unrealized appreciation for all securities of $210,942 and aggregate gross unrealized depreciation for all securities of $163,883.

   The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER (65.2%)
-------------------------------------------------------------------------------
BANKS (1.8%)
 Barnett Bank, Inc. 11/6/96........................... $ 4,000,000 $  3,997,056
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (9.1%)
 Archer Daniels 11/12/96..............................   5,000,000    4,991,964
 H.J. Heinz Co. 12/3/96...............................   5,000,000    4,976,667
 PepsiCo, Inc. 11/15/96...............................   5,000,000    4,989,811
 Philip Morris 11/25/96...............................   5,000,000    4,982,533
                                                                   ------------
                                                                     19,940,975
-------------------------------------------------------------------------------
CHEMICALS (4.5%)
 Air Products & Chemicals, Inc. 11/18/96..............   3,000,000    2,992,591
 Air Products & Chemicals, Inc. 12/6/96...............   2,000,000    1,989,811
 Dow Chemical 11/1/96.................................   5,000,000    5,000,000
                                                                   ------------
                                                                      9,982,402
-------------------------------------------------------------------------------
ELECTRONICS (2.2%)
 G.E. Corp. 12/16/96..................................   5,000,000    4,967,312
-------------------------------------------------------------------------------
FINANCIAL SERVICES (21.2%)
 American Honda Corp. 12/2/96.........................   5,000,000    4,977,181
 Cooperative Association of Tractor Dealers, Inc.
  11/14/96............................................   2,700,000    2,694,862
 Cooperative Association of Tractor Dealers, Inc.
  12/10/96............................................   3,000,000    2,982,873
 Countrywide Funding Corp. 11/4/96....................   5,000,000    4,997,779
 CSW Corp. 11/5/96....................................   1,793,000    1,791,934
 CSW Corp. 11/18/96...................................   2,000,000    1,994,994
 CSW Corp. 11/27/96...................................   2,000,000    1,992,402
 Dealer Capital Access Trust 11/1/96..................   2,000,000    2,000,000
 Dealer Capital Access Trust 12/16/96.................   4,000,000    3,973,500
 Export Development 11/1/96...........................   5,000,000    5,000,000
 Ford Motor Credit Corp. 12/10/96.....................   5,000,000    4,971,671
 General Motors Acceptance Corp. 11/25/96.............   4,300,000    4,284,835
 Pearson, Inc. 11/25/96...............................   5,000,000    4,982,467
                                                                   ------------
                                                                     46,644,498
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (6.4%)
 Cooper Industries 11/1/96............................ $ 5,000,000 $  5,000,000
 Harsco 11/12/96......................................   5,000,000    4,991,872
 XEROX Corp. 11/12/96.................................   4,000,000    3,993,498
                                                                   ------------
                                                                     13,985,370
-------------------------------------------------------------------------------
INSURANCE (9.1%)
 Met Life Funding 12/2/96.............................   5,000,000    4,977,439
 Providian Corp. 11/8/96..............................   4,000,000    3,995,878
 Providian Corp. 11/13/96.............................   2,000,000    1,996,500
 Reliastar 11/21/96...................................   2,700,000    2,692,095
 Reliastar 12/16/96...................................   2,300,000    2,284,849
 USAA Capital 11/7/96.................................   4,000,000    3,996,480
                                                                   ------------
                                                                     19,943,241
-------------------------------------------------------------------------------
PHARMACEUTICALS (1.8%)
 SmithKline Beecham Corp. 11/13/96....................   4,000,000    3,992,933
-------------------------------------------------------------------------------
SERVICES (2.3%)
 First Data Corp. 11/13/96............................   5,000,000    4,991,200
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.3%)
 Pacific Bell 11/1/96.................................   5,000,000    5,000,000
-------------------------------------------------------------------------------
UTILITIES (4.5%)
 Jacksonville Electric, 5.3%, 11/25/96................   5,000,000    5,000,000
 Southern California Edison 12/12/96..................   5,000,000    4,970,104
                                                                   ------------
                                                                      9,970,104
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $143,415,091)............              143,415,091
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (35.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (35.4%)
 Goldman Sachs, 5.45%, dated 10/31/96, due 11/1/96, to
  be repurchased at $35,985,447, collateralized by
  $29,340,000 U.S. Treasury Bonds, 8.875%, due
  8/15/17, valued at $36,372,431...................... $35,980,000 $ 35,980,000
 Lehman Brothers, 5.50%, dated 10/31/96, due 11/01/96,
  to be
  repurchased at $42,006,417, collateralized by
  $26,250,000 U.S.
  Treasury Bonds, 11.75%, due 2/15/10, valued at
  $35,257,031 and $7,410,000 U.S. Treasury Bonds,
  6.25%, due 8/15/23, valued at $7,034,869............  42,000,000   42,000,000
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $77,980,000).......               77,980,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $221,395,091)(A).....              221,395,091
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)..................               (1,271,059)
--------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $220,124,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+   See Note A to Financial Statements.
(a) Aggregate cost for Federal tax and book purposes.

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                          DSI
                                              DSI       LIMITED        DSI
                                          DISCIPLINED  MATURITY       MONEY
                                             VALUE       BOND         MARKET
                                           PORTFOLIO   PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.................... $59,520,755 $32,024,110  $221,395,091
                                          =========== ===========  ============
 Investments, at Value................... $63,670,694 $32,071,169  $221,395,091
 Cash....................................         793       3,670           869
 Receivable for Investments Sold.........     266,987     529,535           --
 Receivable for Portfolio Shares Sold....       6,188         --         12,251
 Dividends Receivable....................     144,329         --            --
 Interest Receivable.....................         --      368,546        23,641
 Other Assets............................       2,607       1,006         4,179
-------------------------------------------------------------------------------
  Total Assets...........................  64,091,598  32,973,926   221,436,031
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......     409,314   2,482,325           --
 Payable for Portfolio Shares Redeemed...       1,972         --        736,564
 Payable for Investment Advisory Fees....      40,271      11,478        24,536
 Payable for Dividends...................         --          --        494,128
 Payable for Administrative Fees.........      10,378       8,076        14,191
 Payable for Custodian Fees..............       6,999       4,295        10,400
 Payable for Directors' Fees.............         771         690           972
 Payable for Daily Variation on Futures
  Contracts..............................         --        6,000           --
 Other Liabilities.......................      26,285      28,528        31,208
-------------------------------------------------------------------------------
  Total Liabilities......................     495,990   2,541,392     1,311,999
-------------------------------------------------------------------------------
NET ASSETS............................... $63,595,608 $30,432,534  $220,124,032
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital......................... $50,722,615 $31,990,585  $220,123,938
 Undistributed Net Investment Income.....     136,622     216,422           --
 Accumulated Net Realized Gain (Loss)....   8,586,432  (1,702,688)           94
 Unrealized Appreciation (Depreciation)..   4,149,939     (71,785)          --
-------------------------------------------------------------------------------
NET ASSETS............................... $63,595,608 $30,432,534  $220,124,032
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000).....   4,894,423   3,235,896   220,123,185
 Net Asset Value, Offering and Redemption
  Price Per Share........................ $     12.99 $      9.40  $       1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                  DSI
                                      DSI       LIMITED                  DSI
                                  DISCIPLINED   MATURITY                MONEY
                                     VALUE        BOND                  MARKET
                                   PORTFOLIO   PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends....................... $ 1,443,633  $      --              $      --
 Interest........................     237,454   2,251,485              7,075,299
---------------------------------------------------------------------------------
  Total Income...................   1,681,087   2,251,485              7,075,299
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.....................     429,033     134,334  $ 513,654
  Less: Fees Waived..............         --          --    (283,121)    230,533
                                                           ---------
 Administrative Fees--Note C.....      99,321      92,990                149,671
 Custodian Fees--Note D..........       5,480       9,884                 19,859
 Directors' Fees--Note G.........       3,483       3,000                  4,875
 Audit Fees......................      13,425      17,242                 15,728
 Printing Fees...................      14,089      13,888                 13,864
 Registration and Filing Fees....      21,722      20,072                 17,072
 Legal Fees......................       4,796       2,258                 19,212
 Other Expenses..................       8,236       4,478                 17,297
---------------------------------------------------------------------------------
  Total Expenses.................     599,585     298,146                488,111
 Expense Offset--Note A..........        (983)     (3,105)                (5,488)
---------------------------------------------------------------------------------
  Net Expenses...................     598,602     295,041                482,623
---------------------------------------------------------------------------------
NET INVESTMENT INCOME............   1,082,485   1,956,444              6,592,676
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.....................   8,761,000    (112,431)                    94
 Foreign Exchange Transactions...         --       (6,614)                   --
 Futures Contracts...............         --       23,643                    --
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)...   8,761,000     (95,402)                    94
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION:
 Investments.....................   1,488,383    (160,150)                   --
 Futures Contracts...............         --     (118,844)                   --
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION.......   1,488,383    (278,994)                   --
---------------------------------------------------------------------------------
NET GAIN (LOSS)..................  10,249,383    (374,396)                    94
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $11,331,868  $1,582,048             $6,592,770
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $ 1,082,485  $  1,088,178
 Net Realized Gain....................................    8,761,000     4,215,445
 Net Change in Unrealized Appreciation/Depreciation...    1,488,383     3,655,834
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   11,331,868     8,959,457
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................   (1,010,576)   (1,098,399)
 Net Realized Gain....................................   (4,252,265)   (4,354,683)
----------------------------------------------------------------------------------
  Total Distributions.................................   (5,262,841)   (5,453,082)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   14,182,497     6,299,691
   --In Lieu of Cash Distributions....................    5,246,377     5,429,959
 Redeemed.............................................   (9,840,384)  (16,300,325)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................    9,588,490    (4,570,675)
----------------------------------------------------------------------------------
  Total Increase (Decrease)...........................   15,657,517    (1,064,300)
Net Assets:
 Beginning of Period................ .................   47,938,091    49,002,391
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $136,622 and $61,462, respectively).......  $63,595,608  $ 47,938,091
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................    1,139,721       584,766
  In Lieu of Cash Distributions.......................      462,852       554,079
  Shares Redeemed.....................................     (785,773)   (1,473,544)
                                                        -----------  ------------
                                                            816,800      (334,699)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 1,956,444  $ 2,094,106
 Net Realized Loss....................................     (95,402)    (126,889)
 Net Change in Unrealized Appreciation/Depreciation...    (278,994)     722,466
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   1,582,048    2,689,683
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,886,050)  (2,011,489)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   2,570,768    4,784,829
 --In Lieu of Cash Distributions......................   1,839,741    1,947,035
 Redeemed.............................................  (2,968,177)  (8,335,577)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................   1,442,332   (1,603,713)
--------------------------------------------------------------------------------
  Total Increase (Decrease) ..........................   1,138,330     (925,519)
Net Assets:
 Beginning of Period..................................  29,294,204   30,219,723
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $216,422 and $231,129, respectively)...... $30,432,534  $29,294,204
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued........................................     273,542      513,159
 In Lieu of Cash Distributions........................     196,929      208,957
 Shares Redeemed......................................    (316,456)    (885,997)
                                                       -----------  -----------
                                                           154,015     (163,881)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1996           1995
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income........................... $   6,592,676  $   6,346,705
 Net Realized Gain...............................            94          1,921
-------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Oper-
   ations........................................     6,592,770      6,348,626
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................    (6,592,676)    (6,346,705)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.................................   739,833,347    604,560,181
 --In Lieu of Cash Distributions.................       604,975         76,390
 Redeemed........................................  (644,461,308)  (592,576,545)
-------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...    95,977,014     12,060,026
-------------------------------------------------------------------------------
  Total Increase.................................    95,977,108     12,061,947
Net Assets:
 Beginning of Period.............................   124,146,924    112,084,977
-------------------------------------------------------------------------------
 End of Period................................... $ 220,124,032  $ 124,146,924
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued...................................   739,833,347    604,560,182
 In Lieu of Cash Distributions...................       604,974         76,390
 Shares Redeemed.................................  (644,461,308)  (592,576,545)
                                                  -------------  -------------
                                                     95,977,013     12,060,027
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                    -------------------------------------------
                                     1996     1995     1994     1993     1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD.............................  $ 11.76  $ 11.11  $ 12.72  $ 10.62  $ 10.17
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.23     0.25     0.22     0.22     0.26
 Net Realized and Unrealized Gain.     2.26     1.70     0.17     2.09     0.46
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions..........................     2.49     1.95     0.39     2.31     0.72
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.22)   (0.25)   (0.22)   (0.21)   (0.27)
 Net Realized Gain................    (1.04)   (1.05)   (1.78)     --       --
--------------------------------------------------------------------------------
  Total Distributions.............    (1.26)   (1.30)   (2.00)   (0.21)   (0.27)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................    22.92%   20.12%    3.48%   21.92%    7.15%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)...........................  $63,596  $47,938  $49,002  $42,170  $37,202
Ratio of Expenses to Average Net
 Assets...........................     1.04%    1.00%    1.09%    1.04%    0.99%
Ratio of Net Investment Income to
 Average Net Assets ..............     1.89%    2.26%    2.02%    1.88%    2.44%
Portfolio Turnover Rate...........      135%     121%     184%     149%      74%
Average Commission Rate#..........  $0.0588      N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     1.04%    0.99%     N/A      N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   --------------------------------------------
                                    1996     1995     1994      1993     1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $  9.51  $  9.31  $  9.95   $ 10.56  $ 10.40
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.62     0.69     0.56      0.68     0.66
 Net Realized and Unrealized Gain
  (Loss).........................    (0.13)    0.17    (0.70)    (0.16)    0.35
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................     0.49     0.86    (0.14)     0.52     1.01
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.60)   (0.66)   (0.50)    (0.70)   (0.67)
 Net Realized Gain...............      --       --       --      (0.43)   (0.18)
--------------------------------------------------------------------------------
  Total Distributions............    (0.60)   (0.66)   (0.50)    (1.13)   (0.85)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  9.40  $  9.51  $  9.31   $  9.95  $ 10.56
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     5.34%    9.58%   (1.39)%    5.22%   10.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................  $30,433  $29,294  $30,220   $33,724  $33,206
Ratio of Expenses to Average Net
 Assets..........................     1.00%    0.88%    0.88%     0.79%    0.72%
Ratio of Net Investment Income to
 Average Net Assets..............     6.55%    7.12%    5.68%     6.50%    6.19%
Portfolio Turnover Rate..........      121%     126%     274%      167%     238%
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.99%    0.87%     N/A       N/A      N/A
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       YEARS ENDED OCTOBER 31,
                             --------------------------------------------------
                               1996       1995       1994      1993      1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $  1.000   $  1.000   $  1.000  $  1.000  $  1.000
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net Investment Income.....     0.051      0.053      0.033     0.026     0.035
--------------------------------------------------------------------------------
  Total from Investment Op-
   erations................     0.051      0.053      0.033     0.026     0.035
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....    (0.051)    (0.053)    (0.033)   (0.026)   (0.035)
--------------------------------------------------------------------------------
  Total Distributions......    (0.051)    (0.053)    (0.033)   (0.026)   (0.035)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PE-
 RIOD......................  $  1.000   $  1.000   $  1.000  $  1.000  $  1.000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...............      5.26%+     5.48%+     3.30%     2.63%     3.66%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands)...............  $220,124   $124,147   $112,085  $188,419  $182,807
Ratio of Expenses to Aver-
 age Net Assets............      0.38%      0.50%      0.56%     0.58%     0.64%
Ratio of Net Investment
 Income to Average Net
 Assets....................      5.14%      5.35%      3.07%     2.60%     3.65%
--------------------------------------------------------------------------------
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share.........  $  0.002   $  0.001        N/A       N/A       N/A
Ratio of Expenses to Aver-
 age Net Assets Including
 Expense Offsets...........      0.38%      0.49%       N/A       N/A       N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain expenses not been waived for the period indicated.

    The accompanying notes are an integral part of the financial statements.

                                DSI PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

  DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

  DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with the preservation of capital and liquidity by investing in short term investment grade money market obligations issued or guaranteed by financial institutions, nonfinancial institutions, and the United States Government, as well as repurchase agreements collateralized by such securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: The DSI Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Securities in each of the remaining Portfolios are valued in the following manner: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or

                                DSI PORTFOLIOS
  repatriated. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios accrue such taxes when the related income is earned.

  At October 31, 1996, the following Portfolio had available an approximate capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                    OCTOBER 31,
                                   ---------------------------------------------
   DSI PORTFOLIO                    2001     2002     2003     2004     TOTAL
   -------------                   ------ ---------- ------- -------- ----------
   Limited Maturity Bond.......... $8,000 $1,607,000 $69,000 $138,000 $1,822,000

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, each Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FUTURES AND OPTIONS CONTRACTS: The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolios own or expect to purchase. The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may also write covered options on securities they own or in which they may invest to increase their current returns.

  The potential risk to the Portfolios is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1996:

  DSI LIMITED MATURITY BOND PORTFOLIO

                                                                      NET
                                                                   UNREALIZED
                              NUMBER OF AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                  CONTRACTS FACE VALUE     DATE      (DEPRECIATION)
   ---------                  --------- ---------- ------------- --------------
   Sales:
   U.S. Treasury 10 Year
    Note.....................     25    $2,740,625 December 1996   $ (96,094)
   U.S. Treasury 10 Year
    Note.....................      7       767,375 December 1996     (22,750)
                                                                   ---------
                                                                   $(118,844)
                                                                   =========

                                DSI PORTFOLIOS

  5. FOREIGN CURRENCY TRANSLATION: The books and records of the DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

  6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios as unrealized gain or loss. The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  7. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally distribute substantially all of its net investment income to shareholders monthly. The DSI Disciplined value and DSI Limited Maturity Bond Portfolios will normally distribute substantially all of their net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments. Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                             UNDISTRIBUTED  ACCUMULATED   PAID
                                             NET INVESTMENT NET REALIZED   IN
   DSI PORTFOLIOS                                INCOME         GAIN     CAPITAL
   --------------                            -------------- ------------ -------
   Disciplined Value........................      3,251        (9,850)    6,599
   Limited Maturity Bond....................    (85,101)       85,101       --

                                DSI PORTFOLIOS

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets and 0.65% of average daily net assets in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets and 0.35% of average daily net assets in excess of $1 billion for DSI Limited Maturity Bond Portfolio; and 0.40% of the first $500 million of average daily net assets and 0.35% of average daily net assets in excess of $500 million for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees for the DSI Money Market Portfolio at 0.18% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.02% of average daily net assets for DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services,

                                DSI PORTFOLIOS
including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portions to CGFSC:

                                                                         PORTION
                                                          ADMINISTRATION PAID TO
DSI PORTFOLIOS                                                 FEES       CGFSC
--------------                                            -------------- -------
Disciplined Value........................................    $62,832     $42,950
Limited Maturity Bond....................................     49,348      42,816
Money Market.............................................     83,989      69,642

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as
Administrator:

                                                                  ADMINISTRATION
DSI PORTFOLIOS                                                         FEES
--------------                                                    --------------
Disciplined Value................................................    $36,489
Limited Maturity Bond............................................     43,642
Money Market.....................................................     65,682

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
DSI PORTFOLIOS                                                           FEES
--------------                                                         ---------
Disciplined Value.....................................................  $5,075
Limited Maturity Bond.................................................   3,073
Money Market..........................................................   7,314

As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

                                DSI PORTFOLIOS

F. PURCHASES AND SALES: For the period ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $77,895,756 $71,237,460
Limited Maturity Bond...................................  14,172,735  15,665,917

Purchases and sales of long-term U.S. Government securities were $20,329,956 and $17,996,673, respectively for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended October 31, 1996, the Portfolios had no borrowings under the agreement.

I. OTHER. At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value........................................       1        43.9%
Limited Maturity Bond....................................       1        57.4
Money Market.............................................       2        89.5

At October 31, 1996, 14% of the DSI Money Market Portfolio's shares were beneficially held by a related party, UAM.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

  At October 31, 1996, the DSI Disciplined Value Portfolio hereby designates $82,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 22.3% for the DSI Disciplined Value Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer      William H. Park
Director, President   Vice President
and Chairman


John T. Bennett, Jr.  Michael E. DeFao
Director              Secretary


Philip D. English     Karl O. Hartmann
Director              Assistant Secretary


William A. Humenuk    Gary L. French
Director              Treasurer


                      Robert R. Flaherty
Peter M. Whitman, Jr. Assistant Treasurer
Director

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 C.S. McKee & Co., Inc.
 One Gateway Center
 Pittsburgh, PA 15222

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                               MCKEE PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  U.S. Government...........................................................  12
  Domestic Equity...........................................................  15
  International Equity......................................................  19
Statement of Assets and Liabilities.........................................  24
Statement of Operations.....................................................  25
Statement of Changes in Net Assets
  U.S. Government...........................................................  26
  Domestic Equity...........................................................  27
  International Equity......................................................  28
Financial Highlights
  U.S. Government...........................................................  29
  Domestic Equity...........................................................  30
  International Equity......................................................  31
Notes to Financial Statements...............................................  32
Report of Independent Accountants...........................................  38

--------------------------------------------------------------------------------

                        MCKEE U.S. GOVERNMENT PORTFOLIO

Fear of inflation, keeping interest rates higher than we anticipated during the past year, affected results for the McKee U.S. Government Portfolio. The Portfolio returned 3.77% for the 12-month period ended October 31, 1996. Although the fixed income market has now recognized that inflation is not a threat and rates have begun to decline, the persistence of the anxiety hurt performance.

ECONOMIC PERSPECTIVE

Under the specter of inflation, interest rates spiked and held at higher levels until late in the fiscal year. Two factors were primarily responsible for the focus on inflation. The first was a strongly rebounding economy. The rate of growth for the nation's Gross Domestic Product went from less than 0.5% in the fourth quarter of 1995 to more than 4.5% in the second quarter of 1996. The pace, and the possibility of continuing growth, clearly worried the market. The second factor was the strong demand for labor, outstripping supply and dropping the unemployment rate to the lowest level in the decade.

The combination of these factors raised concern that the cost of labor would rise significantly, adding to the cost of goods and thus raising consumer prices. This worry has proven unfounded, as the spring spurt of consumer spending has now abated. GDP growth slowed to a modest 2.2% rate in the third quarter, while the unemployment rate appears to have bottomed in August. As the fixed income market has recognized these changes, interest rates have fallen substantially. Based on the slower economy and the absence of significant inflation, we expect lower interest rates in the new fiscal year.

PERFORMANCE

The Portfolio's total return of 3.77% for the year was lower than the 5.39% return for the benchmark index, the Lehman Brothers Government/Corporate Index (the "Index"). The factor most responsible for the difference was duration, the measure of price change for a change in interest rates. The Portfolio's duration was consistently greater than the Index. We maintained it at the higher level because of our consistent belief that inflation was not a major threat to the economy and the fixed income market. The Portfolio's performance was hurt, however, as the market's unrealized fear of inflation pushed interest rates up during the year.

PORTFOLIO STRUCTURE

At fiscal year end, U.S. Government securities represented 78.0% of the McKee U.S. Government Portfolio, compared to 74.6% of the Index. The Portfolio also held corporate and asset-backed bonds, to increase incremental yield. Securities rated AAA composed 8.5% of the Portfolio, compared to 1.1% of the Index. Other investment grade securities composed 10.9% of the Portfolio, compared to 24.3% of the Index. 1.5% of the Portfolio was cash.

The ten largest holdings in the Portfolio are listed below.

                        MCKEE U.S. GOVERNMENT PORTFOLIO
                               TOP TEN HOLDINGS
                               OCTOBER 31, 1996

                                                                         % OF
     SECURITY                                           COUPON   DUE   PORTFOLIO
     --------                                           ------ ------- ---------
     U.S. Treasury Bond................................ 7.875% 2/15/21   15.3%
     U.S. Treasury Note................................ 6.500% 5/15/05   10.8%
     U.S. Treasury Note................................ 6.250% 2/15/03   10.2%
     U.S. Treasury Note................................ 9.375% 2/15/06    5.5%
     FHLMC Gold Pool #D61891........................... 7.500% 7/01/25    4.9%
     FNMA.............................................. 6.700% 8/10/01    4.7%
     U.S. Treasury Note................................ 7.250% 8/15/04    3.8%
     FHLMC............................................. 6.750% 5/30/06    3.3%
     FHLMC Gold Pool #D63857........................... 6.500% 9/01/25    2.8%
     FHLMC Gold Pool #C00387........................... 9.000% 2/01/25    2.4%

OUTLOOK

McKee remains optimistic about fixed income returns. Our view is consistent with the pace of economic growth, which is now slowing. We keep in mind, though, that while the economy is slowing, it is not in recession and does not appear to be headed into recession. Employment and housing remain strong and are not likely to drop off immediately.

We anticipate both inflation and GDP growth to average below 3% for the next 12 months. This should help lead to lower interest rates and, consequently, to higher total return for the Portfolio.

                        MCKEE DOMESTIC EQUITY PORTFOLIO

The past year has been a good one for the McKee Domestic Equity Portfolio, which returned 19.31% for the 12 months ended October 31, 1996. It was a year in which growth stocks and large-capitalization stocks, in particular, enjoyed extraordinary market favor. Value and middle- and small-capitalization stocks, which compose significant proportions of the Portfolio were treated less enthusiastically. Given the market environment, we think the Portfolio performed well.

ECONOMIC PERSPECTIVE

Despite worries about overheating earlier in the year, the U.S. economy has continued to expand at a moderate rate. We believe that Gross Domestic Product is likely to continue to grow at an annual rate of approximately 2% or 3% in 1997 and even in 1998. Moreover, we see little likelihood of recession in the near future. Modest economic growth and widespread price competition should continue to keep inflation under control, causing interest rates to stay at relatively low levels, and even decline. We project corporate earnings growth of approximately 8-10% in this generally favorable environment. In short, economic conditions should help maintain investors' confidence in the stock market in the coming year.

PERFORMANCE

The Portfolio's 19.31% return for the year was below the fund's benchmark, the S&P 500 Index, which returned 24.08% for the same period. The performance was affected by McKee's disciplined focus on value in what has been a growth-oriented market. In addition, the Portfolio maintained its diversification with small- and middle-capitalization stocks during the period, when a concentration in large-capitalization securities would have produced better results. Although McKee's style and stock selection process were not in favor during the past year, we believe our approach should provide superior returns over a full market cycle. Simply put, we believe a diversified portfolio of large-, mid- and small-capitalization stocks, possessing strong value and earnings momentum characteristics, has been and will continue to be a formula for long-term investment success. When investor sentiment and focus shifts, as we are confident they will, the Portfolio's results should improve.

The Portfolio benefitted from positions in the computer software, banking, specialty retailing and drug industries, which performed exceptionally well. In addition, the Portfolio's relatively low exposure to utilities aided results, since the utility industry was among the worst-performing in the market. The Portfolio was adversely affected, however, by positions in the tobacco, retailing and hospital management industries, which were out of favor during the past year.

Among individual stocks in the Portfolio, Stone Energy, Waban, Bank of Boston and American Stores had particularly strong performance, while Avid Technology, Planar Systems, 3D Systems and Sterling Software had the weakest performance.

PORTFOLIO STRUCTURE

The Portfolio is widely diversified by economic sector, industry and capitalization, yet strategically weighted. We have given heavy emphasis, compared to the S&P 500 Index, to basic industries, capital goods and technology, all of which should perform well if economic growth continues at a moderate rate over the next year. On the other hand, we have reduced exposures in sectors such as consumer growth and consumer staples, which we believe are significantly overvalued.

Compared to the S&P 500 Index, the Portfolio has larger investments in some of the more cyclical industries, such as paper, forest products, shipping, retailing, electronics and computer software. Relatively expensive industries are deliberately underweighted compared to the S&P 500 Index; these include: beverages, cosmetics, media, food and household products. The Portfolio's ten largest industry holdings are shown below.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                          TOP TEN INDUSTRY POSITIONS
                               OCTOBER 31, 1996

     Technology........................................................... 18.4%
     Energy...............................................................  9.3%
     Telecommunications...................................................  8.0%
     Retail...............................................................  7.3%
     Pharmaceuticals......................................................  6.5%
     Paper & Packaging....................................................  6.2%
     Banks................................................................  6.0%
     Beverages, Food & Tobacco............................................  4.2%
     Financial Services...................................................  3.9%
     Transportation.......................................................  3.4%

At the close of the fiscal year, the Portfolio held 66 stocks. The ten largest holdings are shown below.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                               OCTOBER 31, 1996

     Willamette Industries................................................  3.4%
     Nokia................................................................  3.0%
     Sterling Software....................................................  2.8%
     Advanced Micro Devices...............................................  2.6%
     Mitchell Energy......................................................  2.6%
     Akzo Nobel...........................................................  2.5%
     Adaptec..............................................................  2.5%
     Sequent Computer Systems.............................................  2.4%
     American Home Products...............................................  2.4%
     Shorewood Packaging..................................................  2.3%

OUTLOOK

Our strategy continues to emphasize stocks with strong value and earnings momentum. In our judgment this should not only provide clients with superior returns, but also help reduce portfolio risk when the popularity of today's favorites begins to wane.

Performance within the overall market has been remarkably uneven, with investors increasingly focused on large-capitalization stocks of industry leaders. Some of these stocks, now trading at historically high valuations, are vulnerable to significant declines.

The general market outlook nevertheless remains positive. In fact, we believe there is considerable opportunity in small- and middle-capitalization stocks. In contrast to their larger counterparts, many of these stocks remain substantially undervalued and could perform well even in a weaker market.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

Despite generally improving fundamentals, international equity returns were mixed in the past year. In general, international markets performed less favorably than domestic markets. The McKee International Equity Portfolio generated a return of 8.29% for the fiscal year ended October 31, 1996. Given an increasingly healthy world economy, however, it is likely that international equities will show superior performance in the future.

ECONOMIC PERSPECTIVE

We anticipate gradually increasing strength in the world economy during the coming year. Central to our forecast is a resumption of growth in Europe and Japan. In Europe, where the economy has been weak in the past year, recovery should be aided by a cyclical earnings upturn and the benefits of corporate restructurings. In Japan, expansion should be moderate and sustainable, despite the possibility of occasional downside surprises. In developing regions of the world, growth should remain strong. For example, most Latin American economies will probably grow 3-5% over the next year, while non-Japanese Asian economies could again increase by 6-8%.

Inflation is likely to remain at very low levels in most industrialized nations in the year ahead. Indeed, inflation risk is fairly low except in certain Far Eastern and Latin American economies.

The combination of gradual economic growth and low inflation should help produce relatively low interest rates and rising corporate earnings, an environment within which global equity markets are likely to perform much better than they have in several years.

PERFORMANCE

The Portfolio's 8.29% return for the year ended October 31, 1996 was lower than the benchmark index, the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index), which returned 10.47% for the period. The Portfolio's results were adversely affected, relative to the EAFE Index, by positions in Finland, Korea and China, where markets performed poorly. The Portfolio benefitted, on the other hand, by its comparative underweighting in Japan, one of the weaker major markets. It was also helped by holdings in France, Canada, Germany and Hong Kong.

The Portfolio's comparatively large investments in the energy, health care, auto, chemicals and banking industries contributed positively to performance, while results were penalized by exposure to weaker industries such as electronics, metals and forest products. Among individual stocks, the Portfolio benefitted from the strong performance of Coflexip (France), Canadian Imperial Bank (Canada), Bayer (Germany) and Toyota Motor (Japan). Results were hurt, however, by holdings of LG Electronics (Korea), Carlton Communications (United Kingdom), Pohang Iron and Steel (Korea) and Elan Corporation (Ireland).

PORTFOLIO STRUCTURE

The Portfolio continues to emphasize stocks of companies exhibiting both undervaluation and improving operating fundamentals. More specifically, our continuing focus is on securities with low price-to-earnings ratios, low price-to-cash-flow ratios, low price-to-book-value ratios and strong earnings momentum. This combination of characteristics has a history of producing excellent investment results, and it should continue to produce excellent results in the future.

At the end of the fiscal year, the Portfolio held positions in 20 countries. Compared to the EAFE Index, the Portfolio held large positions in Finland, Hong Kong, Ireland, Netherlands and Spain. The Portfolio also has significant investments in Canada, Mexico, China, Korea and Argentina-- countries which are not represented in the EAFE Index. The Portfolio is underweighted relative to the EAFE Index in Japan, Australia, Malaysia, Sweden and Singapore. The Portfolio's ten largest positions are shown below.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                          TOP TEN HOLDINGS BY COUNTRY
                               OCTOBER 31, 1996

     Japan................................................................ 18.2%
     United Kingdom....................................................... 14.9%
     Hong Kong............................................................  8.8%
     France...............................................................  6.8%
     Canada...............................................................  5.7%
     Netherlands..........................................................  5.5%
     Germany..............................................................  5.3%
     Finland..............................................................  4.8%
     Mexico...............................................................  4.4%
     Spain................................................................  3.5%

The Portfolio is structured to benefit from gradual global economic growth. As a result, it has modest overweighting, compared to the EAFE Index, in cyclical sectors of the global market, including metals, energy, chemicals, electrical equipment and electronics. It is underweighted compared to the EAFE Index in more defensive sectors, including utilities, banking, insurance and real estate.

At the end of the fiscal year, the Portfolio held stocks in 51 companies. The ten largest holdings are shown below:

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                               OCTOBER 31, 1996

     Nokia (Finland)....................................................... 4.8%
     Akzo Nobel (Netherlands).............................................. 3.3%
     Elan (Ireland)........................................................ 3.2%
     Bayer (Germany)....................................................... 3.2%
     Nestle (Switzerland).................................................. 3.2%
     Grupo Industrial Durango (Mexico)..................................... 3.1%
     HSBC Holdings (Hong Kong)............................................. 2.9%
     Carlton Communications (U.K.)......................................... 2.8%
     YPF S.A. (Argentina).................................................. 2.7%
     Westpac Bank (Australia).............................................. 2.6%

OUTLOOK

With world markets achieving only modest returns in the past year, global equity valuations have become increasingly attractive versus other asset classes. Accordingly, we expect much better performance from international stocks over the next several years.

We believe the McKee International Equity Fund, which has broad exposure to 20 markets, is attractively positioned to capitalize on this favorable environment.

                                          Yours truly,

                                          C.S. McKee & Co., Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Total return would have been lower had certain fees not been waived or expenses assumed by the Adviser for the McKee U.S. Government and McKee Domestic Equity Portfolios. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For a complete discussion of the risks associated with international investing, please refer to the McKee International Equity Portfolio's prospectus.

[CHART SHOWING COMPARISON OF THE CHANGE IN THE VALUE OF A $100,000 PURCHASE IN THE McKEE U.S. GOVERNMENT PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX APPEARS HERE]

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1996
---------------------------------
   1 YEAR          SINCE 3/2/95*
---------------------------------
    3.77%               8.23%
---------------------------------

                     McKee U.S. Government      Lehman Brothers
3/2/95*                            100,000              100,000
    10/31/95                       109,956              110,860
    10/31/96                       114,101              116,835

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative index
                      -----------------------------------
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one can not invest in an unmanaged index.

[CHART SHOWING THE COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE McKEE DOMESTIC EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P
500) APPEARS HERE]

----------------------------------
   AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
  1 YEAR             SINCE 3/2/95*
----------------------------------
  19.31%               20.96%
----------------------------------

                McKee Domestic      S&P 500 Index
3/2/95*                100,000            100,000
    10/31/95           115,130            121,280
    10/31/96           137,362            150,484

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

[CHART SHOWING THE COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE McKEE INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX APPEARS HERE]


               McKEE INTERNATIONAL   MORGAN STANLEY CAPITAL
                EQUITY PORTFOLIO   INTERNATIONAL EQUITY EAFE
                                             INDEX

5/26/94*             10,000                  10,000
   10/31/94          10,431                  10,489
   10/31/95          10,150                  10,450
   10/31/96          10,991                  11,544


                      -----------------------------------
                          Average Annual Total Return
                       for Period Ended October 31, 1996
                      -----------------------------------
                           1 Year        Since 5/26/94*
                      -----------------------------------
                            8.29%           3.96%
                      -----------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------
The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one can not invest in an unmanaged index.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (62.0%)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  5.95%, 1/19/06......................................... $  415,000 $   396,574
  6.75%, 5/30/06.........................................    765,000     772,038
  6.785%, 9/21/05........................................    140,000     138,207
  6.89%, 10/3/05.........................................    140,000     138,895
  6.97%, 10/3/05.........................................    140,000     139,447
  7.225%, 5/17/05........................................    145,000     146,000
  7.65%, 5/10/05.........................................     85,000      86,485
  7.974%, 4/20/05........................................     60,000      60,792
                                                                     -----------
                                                                       1,878,438
--------------------------------------------------------------------------------
Federal National Mortgage Association
  6.70%, 8/10/01.........................................  1,075,000   1,080,902
  6.70%, 11/10/05........................................    205,000     201,882
  7.37%, 4/14/04.........................................    140,000     142,624
  8.00%, 4/13/05.........................................     70,000      71,031
                                                                     -----------
                                                                       1,496,439
--------------------------------------------------------------------------------
U.S. Treasury Bonds
  7.125%, 2/15/23........................................    410,000     428,999
  7.875%, 2/15/21........................................  3,120,000   3,533,868
                                                                     -----------
                                                                       3,962,867
--------------------------------------------------------------------------------
U.S. Treasury Notes
  6.25%, 2/15/03.........................................  2,346,000   2,355,102
  6.50%, 5/15/05.........................................  2,460,000   2,485,609
  7.25%, 8/15/04.........................................    825,000     873,081
  9.375%, 2/15/06........................................  1,055,000   1,278,006
                                                                     -----------
                                                                       6,991,798
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
 (COST $14,119,619)......................................             14,329,542
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (16.0%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (16.0%)
 Federal Home Loan Mortgage Corp.
  Gold Pool #C00387, 9.00%, 2/1/25....................... $  519,094 $  547,320
  Gold Pool #C80328, 7.50%, 7/1/25.......................    212,837    213,568
  Gold Pool #C80370, 6.50%, 12/1/25......................     67,296     64,478
  Gold Pool #D61891, 7.50%, 7/1/25.......................  1,130,519  1,134,405
  Gold Pool #D63857, 6.50%, 9/1/25.......................    671,811    643,679
  Gold Pool #D66220, 6.50%, 12/1/25......................    465,055    445,581
                                                                     ----------
                                                                      3,049,031
-------------------------------------------------------------------------------
 Federal National Mortgage Association Series:
  93-87 H, CMO, REMIC, 6.50%, 10/25/21...................    259,000    253,801
  93-136 PD, CMO, REMIC, 6.25%, 11/25/21.................    206,000    198,823
  93-139 H, CMO, REMIC, 6.75%, 12/25/21..................    186,000    184,988
                                                                     ----------
                                                                        637,612
-------------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS (COST $3,670,825).............             3,686,643
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.3%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.3%)
 Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
  7/25/25 ...............................................    113,439    109,361
 Case Equipment Loan Trust, Series 95-A A 7.30%, 3/15/02.    254,201    257,648
 Citibank Credit Card Master Trust, Series A 7.25%,
  4/7/08.................................................    360,000    368,778
 MMCAT Automobile Trust, Series 95-1 A 5.70%, 11/15/00...    331,281    331,242
 Union Acceptance Corp., Series 95-B A 6.575%, 7/10/02...    436,055    438,860
 World Financial Network Credit Card, Series 96-B A
  6.95%, 4/15/06.........................................    405,000    411,957
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,896,173)..........             1,917,846
-------------------------------------------------------------------------------
CORPORATE BONDS (10.7%)
-------------------------------------------------------------------------------
BANKS (0.6%)
 NationsBank Corp. 5.125%, 9/15/98.......................    150,000    147,750
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
 Associates Corp. N. A. 6.75%, 7/15/01...................     75,000     75,750
 Lehman Brothers, Inc. 9.875%, 10/15/00..................    395,000    436,969
 Progressive Corporation 7.30%, 6/1/06...................    100,000    102,750
                                                                     ----------
                                                                        615,469
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT    VALUE+
-------------------------------------------------------------------------------
INDUSTRIAL (2.7%)
 Aetna Services, Inc. 6.75%, 8/15/01...................... $100,000 $   100,875
 Lockheed Martin Corp. 7.75%, 5/1/26......................  170,000     175,313
 Marriott International, Series B 7.875%, 4/15/05.........  170,000     176,800
 Nabisco, Inc. 7.55%, 6/15/15.............................  170,000     166,812
                                                                    -----------
                                                                        619,800
-------------------------------------------------------------------------------
RETAIL (0.4%)
 J.C. Penney & Co. 5.375%, 11/15/98.......................   15,000      14,812
 May Department Stores 7.15%, 8/15/04.....................   70,000      71,050
 Walmart Stores 5.50%, 9/15/97............................   15,000      14,960
                                                                    -----------
                                                                        100,822
-------------------------------------------------------------------------------
UTILITIES (2.7%)
 Pacific Bell Telephone 6.25%, 3/1/05.....................  255,000     245,119
 Pacific Gas & Electric 5.875%, 10/1/05...................  260,000     241,800
 U.S. West Cap Funding, Inc. 6.75%, 10/1/05...............  140,000     137,550
                                                                    -----------
                                                                        624,469
-------------------------------------------------------------------------------
YANKEE BONDS (1.6%)
 Carnival Cruise Lines 7.20%, 10/1/23.....................   75,000      71,906
 Province of Ontario
  7.00%, 8/4/05...........................................  145,000     147,356
  7.625%, 6/22/04.........................................  145,000     152,975
                                                                    -----------
                                                                        372,237
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $2,449,079)...................            2,480,547
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.7%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96 to be repurchased at $402,062, collateralized by
  $388,577 of various U.S. Treasury Notes, 5.875%-7.75%,
  due 3/31/99-11/30/99, valued at $402,001 (COST
  $402,000)...............................................  402,000     402,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%) (COST $22,537,696) (A)..........           22,816,578
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%).......................              301,462
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $23,118,040
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    +  See Note A to Financial Statements.
  CMO  Collateralized Mortgage Obligation
REMIC  Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $22,582,343. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $234,235. This consisted of aggregate gross unrealized appreciation for all securities of $275,612 and aggregate gross unrealized depreciation for all securities of $41,377.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
 General Motors Corp......................................... 11,500 $   619,563
--------------------------------------------------------------------------------
BANKS (6.0%)
 Bank of Boston Corp......................................... 15,150     969,600
 Bankers Trust New York Corp.................................  8,900     752,050
 First Commerce Corp......................................... 16,674     591,927
 Mellon Bank Corp. .......................................... 22,000   1,432,750
                                                                     -----------
                                                                       3,746,327
--------------------------------------------------------------------------------
BASIC RESOURCES (1.2%)
 Olsten Corp................................................. 36,000     720,000
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Philip Morris Cos., Inc..................................... 12,800   1,185,600
 Pioneer Hi-Bred International, Inc.......................... 16,800   1,127,700
 *Ryan's Family Steak House, Inc............................. 46,800     333,450
                                                                     -----------
                                                                       2,646,750
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.4%)
 Aviall, Inc................................................. 45,200     412,450
 *IMO Industries, Inc. ...................................... 65,200     293,400
 Magna International, Inc., Class A.......................... 15,600     781,950
                                                                     -----------
                                                                       1,487,800
--------------------------------------------------------------------------------
CHEMICALS (2.5%)
 Akzo N.V. ADR............................................... 25,100   1,584,438
--------------------------------------------------------------------------------
CONSTRUCTION (1.2%)
 Owens-Corning Fiberglass Corp............................... 19,000     736,250
--------------------------------------------------------------------------------
ELECTRONICS (1.3%)
 *MEMC Electronic Materials, Inc............................. 42,900     831,187
--------------------------------------------------------------------------------
ENERGY (9.3%)
 Mitchell Energy & Development Corp., Class B................ 76,970   1,597,128
 Occidental Petroleum Corp................................... 30,700     752,150
 *Stone Energy Corp.......................................... 57,400   1,205,400
 Ultramar Corp............................................... 30,300     867,337
 YPF S.A. ADR................................................ 60,200   1,369,550
                                                                     -----------
                                                                       5,791,565
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.9%)
 Dean Witter Discover and Co................................ 21,300 $ 1,254,037
 Lehman Brothers Holdings, Inc. ............................ 47,100   1,183,388
                                                                    -----------
                                                                      2,437,425
-------------------------------------------------------------------------------
HEALTH CARE (1.6%)
 Foundation Health Corp..................................... 19,400     579,575
 *Humana, Inc. ............................................. 21,400     390,550
                                                                    -----------
                                                                        970,125
-------------------------------------------------------------------------------
INDUSTRIAL (2.1%)
 *Global Industrial Technologies, Inc....................... 68,590   1,277,489
-------------------------------------------------------------------------------
INSURANCE (1.1%)
 CIGNA Corp.................................................  5,400     704,700
-------------------------------------------------------------------------------
METALS (1.8%)
 Cincinnati Milacron, Inc. ................................. 45,500     870,187
 Huntco, Inc., Class A......................................  1,000      17,875
 Steel Technologies, Inc. .................................. 18,800     237,350
                                                                    -----------
                                                                      1,125,412
-------------------------------------------------------------------------------
MULTI-INDUSTRY (2.6%)
 Loews Corp. ............................................... 11,400     941,925
 Whitman Corp. ............................................. 27,200     659,600
                                                                    -----------
                                                                      1,601,525
-------------------------------------------------------------------------------
PAPER & PACKAGING (6.2%)
 Rayonier, Inc. ............................................  7,936     314,464
 *Shorewood Packaging Corp. ................................ 74,490   1,405,999
 Willamette Industries ..................................... 31,600   2,117,200
                                                                    -----------
                                                                      3,837,663
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.5%)
 American Home Products Corp. .............................. 24,100   1,476,125
 Becton, Dickinson & Co. ................................... 22,900     996,150
 Mylan Laboratories, Inc. .................................. 30,700     464,337
 SmithKline Beecham plc ADR ................................ 17,300   1,083,413
                                                                    -----------
                                                                      4,020,025
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (7.3%)
 American Stores Co. ......................................  29,000 $ 1,199,875
 Dayton-Hudson Corp. ......................................  19,150     663,069
 Dillard Department Stores, Class A........................  22,500     714,375
 Gap, Inc. ................................................  20,700     600,300
 *Venture Stores, Inc. ....................................  66,400     224,100
 *Waban, Inc. .............................................  42,700   1,115,537
                                                                    -----------
                                                                      4,517,256
-------------------------------------------------------------------------------
SERVICES (2.3%)
 Bowne & Co., Inc. ........................................  60,800   1,421,200
-------------------------------------------------------------------------------
TECHNOLOGY (18.4%)
 *Adaptec, Inc. ...........................................  25,400   1,543,050
 *Advanced Micro Devices, Inc. ............................  92,400   1,640,100
 *Avid Technology, Inc. ...................................  53,800     726,300
 *Computer Network Technology Corp. .......................  62,100     333,787
 Intelligent Electronics, Inc. ............................ 130,400   1,124,700
 *Planar Systems, Inc. ....................................  53,500     541,688
 *Policy Management Systems................................  26,700     961,200
 *Sequent Computer Systems, Inc. .......................... 100,800   1,486,800
 *Sterling Software, Inc. .................................  53,196   1,728,870
 *Systems & Computer Technology Corp. .....................  64,500     903,000
 *3D Systems Corp. ........................................  43,500     424,125
                                                                    -----------
                                                                     11,413,620
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.0%)
 NYNEX Corp. ..............................................  19,500     867,750
 Nokia Corp. ADR ..........................................  39,900   1,850,362
 Pacific Telesis Group.....................................  38,700   1,315,800
 Sprint Corp. .............................................  24,100     945,925
                                                                    -----------
                                                                      4,979,837
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Delta Woodside Industries, Inc. ..........................  79,000     454,250
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (3.4%)
 Airborne Freight Corp. ...............................     43,600 $   866,550
 APL Ltd. .............................................     56,500   1,243,000
                                                                   -----------
                                                                     2,109,550
-------------------------------------------------------------------------------
UTILITIES (3.1%)
 GPU, Inc. ............................................     23,200     762,700
 Illinova Corp. .......................................     21,800     594,050
 Southern New England Telecommunications Corp. ........     14,900     555,025
                                                                   -----------
                                                                     1,911,775
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $57,962,499).................             60,945,732
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.6%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $3,503,543,
  collateralized by $3,386,036 of various
  U.S. Treasury Notes, 5.875%-7.75%, due 3/31/99-
  11/30/99, valued at $3,503,008 (COST $3,503,000)..... $3,503,000   3,503,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%) (COST $61,465,499) (A)......             64,448,732
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.7%)...................             (2,278,719)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $62,170,013
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +  See Note A to Financial Statements.
   *  Non-Income Producing Security.
 ADR  American Depositary Receipt
 (a) The cost for federal income tax purposes was $61,472,542. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,976,190. This consisted of aggregate gross unrealized appreciation for all securities of $5,797,605 and aggregate gross unrealized depreciation for all securities of $2,821,415.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
--------------------------------------------------------------------------------
ARGENTINA (2.7%)
 YPF S.A. ADR............................................... 109,700 $ 2,495,675
--------------------------------------------------------------------------------
AUSTRALIA (2.6%)
 Westpac Banking Corp....................................... 312,000   1,780,272
 Westpac Banking Corp. ADR..................................  20,100     570,337
                                                                     -----------
                                                                       2,350,609
--------------------------------------------------------------------------------
CANADA (5.7%)
 Alcan Aluminium Ltd........................................  33,700   1,105,989
 Canadian Imperial Bank of Commerce.........................  38,240   1,588,698
 Seagram Co., Ltd...........................................  31,830   1,198,937
 West Coast Energy, Inc. ...................................  25,000     413,031
 West Coast Energy, Inc. ADR................................  52,600     867,900
                                                                     -----------
                                                                       5,174,555
--------------------------------------------------------------------------------
CHINA (2.0%)
 *Huaneng Power International, Inc. ADR..................... 118,000   1,799,500
--------------------------------------------------------------------------------
FINLAND (4.8%)
 Nokia AB...................................................  81,300   3,839,645
 Nokia AB, Series A.........................................  11,100     512,964
                                                                     -----------
                                                                       4,352,609
--------------------------------------------------------------------------------
FRANCE (6.8%)
 Alcatel Alsthom............................................  18,615   1,588,224
 Alcatel Alsthom ADR........................................  22,926     389,742
 Coflexip...................................................  23,000   1,056,788
 Coflexip ADR...............................................  44,334     997,515
 PSA Peugeot S.A............................................  11,665   1,216,673
 Total S.A., Class B........................................  11,850     927,325
                                                                     -----------
                                                                       6,176,267
--------------------------------------------------------------------------------
GERMANY (5.3%)
 Bayer AG...................................................  47,650   1,800,846
 Bayer AG ADR...............................................  29,900   1,130,632
 Commerzbank AG.............................................  40,000     897,258
 Commerzbank AG ADR.........................................  21,600     967,801
                                                                     -----------
                                                                       4,796,537
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG (8.8%)
 Cathay Pacific Airways Ltd...............................   835,000 $ 1,306,763
 Cathay Pacific Airways Ltd. ADR..........................    67,800     530,487
 DSG International Ltd....................................    71,916     827,034
 *Guangshen Railway Co., Ltd. ADR.........................    60,000   1,117,500
 Hong Kong Electric Holdings..............................   240,000     768,266
 Hong Kong Electric Holdings ADR..........................   244,800     783,556
 HSBC Holdings plc........................................    23,100     484,891
 HSBC Holdings plc (75p)..................................   108,000   2,200,034
                                                                     -----------
                                                                       8,018,531
--------------------------------------------------------------------------------
IRELAND (3.2%)
 *Elan Corp. plc ADR......................................   106,820   2,964,255
--------------------------------------------------------------------------------
ISRAEL (1.8%)
 Teva Pharmaceutical Industries Ltd. ADR..................    40,000   1,670,000
--------------------------------------------------------------------------------
ITALY (1.1%)
 *Montedison S.p.A. ...................................... 1,270,580     831,793
 *Montedison S.p.A. ADR...................................    32,634     216,200
                                                                     -----------
                                                                       1,047,993
--------------------------------------------------------------------------------
JAPAN (18.2%)
 Amada Co., Ltd. .........................................    78,000     672,118
 Amada Co., Ltd. ADR......................................    21,350     735,817
 Credit Saison Co.........................................    79,500   1,838,433
 Hitachi Ltd..............................................   108,000     959,114
 Hitachi Ltd. ADR.........................................     8,100     723,938
 Ito-Yokado Co., Ltd......................................    17,000     849,029
 Ito-Yokado Co., Ltd. ADR.................................     4,700     935,300
 Kao Corp.................................................    34,000     400,598
 Kao Corp. ADR............................................     6,428     757,299
 Mitsubishi Electric Corp. ...............................   160,000     927,108
 Mitsubishi Electric Corp. ADR............................    14,400     834,323
 Mitsui & Co., Ltd. ADR...................................     4,900     788,900
 Mitsui Fire & Marine Insurance...........................    82,000     533,544
 Mitsui Fire & Marine Insurance ADR.......................    10,630     691,594

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nissan Motor Co., Ltd...................................    52,000 $   393,669
 Nissan Motor Co., Ltd. ADR..............................    34,200     513,000
 Sanwa Bank Ltd..........................................    13,000     221,753
 Sanwa Bank Ltd. ADR.....................................     4,000     682,257
 Sony Corp. ADR..........................................    13,320     804,195
 Toyota Motor Corp.......................................    51,000   1,206,278
 Toyota Motor Corp. ADR..................................    23,584   1,114,344
                                                                    -----------
                                                                     16,582,611
-------------------------------------------------------------------------------
KOREA (3.0%)
 L.G. Electronics, Inc...................................    60,936   1,005,740
 Pohang Iron & Steel Co., Ltd............................    13,700     875,370
 Pohang Iron & Steel Co., Ltd. ADR.......................    42,000     871,500
                                                                    -----------
                                                                      2,752,610
-------------------------------------------------------------------------------
MEXICO (4.4%)
 *Grupo Industrial Durango ADR...........................   257,000   2,794,875
 Telefonos de Mexico S.A. ADR, Class L...................    39,800   1,213,900
                                                                    -----------
                                                                      4,008,775
-------------------------------------------------------------------------------
NETHERLANDS (5.5%)
 Akzo Nobel N.V..........................................    22,715   2,861,964
 Akzo Noble N.V. ADR.....................................     2,500     157,812
 Philips Electronics N.V. ...............................    58,200   2,051,011
                                                                    -----------
                                                                      5,070,787
-------------------------------------------------------------------------------
PHILIPPINES (0.6%)
 Philippine Long Distance Telephone Co. .................     8,500     510,194
-------------------------------------------------------------------------------
PORTUGAL (1.1%)
 Banco Comercial Portugues S.A. .........................    34,900     433,399
 Banco Comercial Portugues S.A. ADR......................    42,820     524,545
                                                                    -----------
                                                                        957,944
-------------------------------------------------------------------------------
SPAIN (3.5%)
 Banco Santander S.A. ...................................    20,400   1,047,754
 Repsol S.A. ............................................    64,230   2,097,686
 Repsol S.A. ADR.........................................     2,000      65,250
                                                                    -----------
                                                                      3,210,690
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SWITZERLAND (3.2%)
 Nestle S.A. ADR.........................................    17,000 $   927,172
 Nestle S.A. (Registered)................................     1,835   1,996,082
                                                                    -----------
                                                                      2,923,254
-------------------------------------------------------------------------------
UNITED KINGDOM (14.9%)
 British Steel plc.......................................   751,300   2,090,510
 British Steel plc ADR...................................     8,500     233,750
 Carlton Communications plc..............................   170,787   1,367,297
 Carlton Communications plc ADR..........................    29,500   1,202,125
 Grand Metropolitan plc..................................   156,270   1,178,605
 Grand Metropolitan plc ADR..............................    21,300     652,313
 RTZ Corp. plc ADR.......................................    14,600     945,350
 RTZ Corp. plc (Registered)..............................    79,780   1,275,467
 SmithKline Beecham plc ADR..............................    37,390   2,341,549
 *Waste Management International plc.....................   417,500   1,902,205
 *Waste Management International plc ADR.................    43,900     400,587
                                                                    -----------
                                                                     13,589,758
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (99.2%) (COST $85,748,857)...........            90,453,154
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $601,093, collateralized
  by $580,933 of various
  U.S. Treasury Notes, 5.875%-7.75%, due 3/31/99-
  11/30/99, valued at $601,001 (COST $601,000)........... $ 601,000     601,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (COST $86,349,857) (A).........            91,054,154
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)......................               169,719
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................           $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +  See Note A to Financial Statements.
   *  Non-Income Producing Security.
 ADR  American Depositary Receipt
 (a) The cost for federal income tax purposes was $86,355,424. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $4,698,730. This consisted of aggregate gross unrealized appreciation for all securities of $11,937,446 and aggregate gross unrealized depreciation for all securities of $7,238,716.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive.................................................   3.1%  $ 2,844,018
Banks......................................................   5.5     5,040,284
Basic Resources............................................   8.9     8,141,473
Beverages, Food & Tobacco..................................   3.9     3,515,387
Broadcasting & Publishing..................................   1.3     1,202,125
Capital Equipment..........................................  12.3    11,206,955
Chemicals..................................................   7.4     6,783,048
Consumer Durables..........................................   9.0     8,252,315
Electronics................................................   5.5     5,024,727
Energy.....................................................   9.4     8,566,732
Financial Services.........................................   9.0     8,197,148
Health Care................................................   8.6     7,802,838
Home Furnishings & Appliances..............................   0.9       804,195
Insurance..................................................   0.6       533,544
Metals.....................................................   2.3     2,051,339
Multi-Industry.............................................   0.2       216,200
Retail.....................................................   1.0       935,300
Repurchase Agreement.......................................   0.7       601,000
Services...................................................   1.8     1,637,928
Telecommunications.........................................   2.8     2,581,197
Transportation.............................................   3.2     2,954,751
Utilities..................................................   2.4     2,161,650
-------------------------------------------------------------------------------
  Total Investments........................................  99.8%  $91,054,154
Other Assets and Liabilities (Net).........................   0.2       169,719
-------------------------------------------------------------------------------
  Net Assets............................................... 100.0%  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                            MCKEE        MCKEE        MCKEE
                                            U.S.       DOMESTIC   INTERNATIONAL
                                         GOVERNMENT     EQUITY       EQUITY
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost
  $22,537,696; $61,465,499; $86,349,857,
  respectively)......................... $22,816,578  $64,448,732  $91,054,154
 Foreign Currency, at Value (Cost
  $173,720).............................         --           --       179,135
 Cash...................................         640          305          468
 Receivable for Portfolio Shares Sold...      12,295      165,841        1,387
 Dividends Receivable...................         --        61,621       37,793
 Foreign Withholding Tax Reclaim Receiv-
  able..................................         --           --        72,449
 Interest Receivable....................     327,998          543           93
 Other Assets...........................       3,838        1,743          233
-------------------------------------------------------------------------------
  Total Assets..........................  23,161,349   64,678,785   91,345,712
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......         --     2,431,533          --
 Payable for Investment Advisory Fees...       8,350       32,990       55,046
 Payable for Administrative Fees........       7,304        8,371       13,839
 Payable for Custodian Fees.............       2,803        5,878       25,868
 Payable for Directors' Fees............         632          753          901
 Other Liabilities......................      24,220       29,247       26,185
-------------------------------------------------------------------------------
  Total Liabilities.....................      43,309    2,508,772      121,839
-------------------------------------------------------------------------------
NET ASSETS.............................. $23,118,040  $62,170,013  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................ $22,824,028  $56,846,274  $85,371,982
 Undistributed Net Investment Income....     146,402       67,031       61,752
 Accumulated Net Realized Gain (Loss)...    (131,272)   2,273,475    1,082,642
 Unrealized Appreciation................     278,882    2,983,233    4,707,497
-------------------------------------------------------------------------------
NET ASSETS.............................. $23,118,040  $62,170,013  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding
  ($0.001par value) (Authorized
  25,000,000)...........................   2,185,220    4,647,807    8,644,787
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     10.58  $     13.38  $     10.55
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                  MCKEE                 MCKEE              MCKEE
                                   U.S.               DOMESTIC         INTERNATIONAL
                                GOVERNMENT             EQUITY             EQUITY
                                PORTFOLIO             PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................            $     --             $  652,628   $1,746,472
 Interest.................              973,470                52,220       84,851
 Less: Foreign Taxes With-
  held....................                  --                    --      (133,611)
------------------------------------------------------------------------------------
  Total Income............              973,470               704,848    1,697,712
------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fees..............  $ 66,953             $238,237                  618,081
  Less: Fees Waived.......   (18,140)    48,813   (15,445)    222,792          --
                            --------             --------
 Administrative Fees--Note
  C.......................               67,641                74,694      137,744
 Custodian Fees--Note D...                5,629                13,544       61,425
 Audit Fees...............               11,495                12,589       13,632
 Directors' Fees--Note G..                3,199                 2,977        3,574
 Registration and Filing
  Fees....................               17,924                23,067       26,576
 Printing Fees............               10,419                10,393       10,236
 Other Expenses...........                4,266                 5,080       18,358
------------------------------------------------------------------------------------
  Total Expenses..........              169,386               365,136      889,626
 Expense Offset--Note A...                 (299)               (1,441)      (1,922)
------------------------------------------------------------------------------------
  Net Expenses............              169,087               363,695      887,704
------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....              804,383               341,153      810,008
------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON:
 Investments..............             (129,588)            2,272,594    1,109,876
 Foreign Exchange Transac-
  tions...................                  --                    --       (24,301)
------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN EXCHANGE
 TRANSACTIONS.............             (129,588)            2,272,594    1,085,575
------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON:
 Investments..............              169,467             2,835,631    4,696,692
 Foreign Exchange Transla-
  tion....................                  --                    --         3,201
------------------------------------------------------------------------------------
TOTAL NET CHANGE IN
 UNREALIZED
 APPRECIATION/DEPRECIATION.             169,467             2,835,631    4,699,893
------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS....               39,879             5,108,225    5,785,468
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............            $ 844,262            $5,449,378   $6,595,476
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED   MARCH 2, 1995**
                                                     OCTOBER 31,         TO
                                                        1996      OCTOBER 31, 1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $   804,383     $  109,234
 Net Realized Gain (Loss)..........................     (129,588)        73,427
 Net Change in Unrealized
  Appreciation/Depreciation........................      169,467        109,415
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...........................................      844,262        292,076
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................     (688,019)       (81,080)
 Net Realized Gain.................................      (73,227)           --
----------------------------------------------------------------------------------
  Total Distributions..............................     (761,246)       (81,080)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular...................................   16,987,714      6,209,516
   --In Lieu of Cash Distributions.................      756,964         78,956
 Redeemed..........................................     (778,902)      (430,220)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.....   16,965,776      5,858,252
----------------------------------------------------------------------------------
 Total Increase....................................   17,048,792      6,069,248
Net Assets:
 Beginning of Period...............................    6,069,248            --
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $146,402 and $27,954, respective-
  ly)..............................................  $23,118,040     $6,069,248
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued....................................    1,622,458        597,331
  In Lieu of Cash Distributions....................       72,730          7,457
  Shares Redeemed..................................      (74,046)       (40,710)
----------------------------------------------------------------------------------
                                                       1,621,142        564,078
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

** Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                   MARCH 2, 1995**
                                                      YEAR ENDED         TO
                                                      OCTOBER 31,    OCTOBER 31,
                                                         1996           1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $   341,153    $   27,257
 Net Realized Gain..................................    2,272,594       161,135
 Net Change in Unrealized Appreciation/Depreciation.    2,835,631       147,602
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................    5,449,378       335,994
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (279,306)      (23,915)
 Net Realized Gain..................................     (158,413)          --
----------------------------------------------------------------------------------
  Total Distributions...............................     (437,719)      (23,915)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   51,350,923     6,181,487
   --In Lieu of Cash Distributions..................      437,720        23,915
 Redeemed...........................................   (1,057,419)      (90,351)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......   50,731,224     6,115,051
----------------------------------------------------------------------------------
 Total Increase.....................................   55,742,883     6,427,130
Net Assets:
 Beginning of Period................................    6,427,130           --
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $67,031 and $3,342, respectively)..  $62,170,013    $6,427,130
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued......................................    4,134,152       567,561
 In Lieu of Cash Distributions......................       35,299         2,131
 Shares Redeemed....................................      (83,413)       (7,923)
----------------------------------------------------------------------------------
                                                        4,086,038       561,769
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

** Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   810,008  $   748,047
 Net Realized Gain.....................................    1,085,575    1,574,817
 Net Change in Unrealized Appreciation/Depreciation....    4,699,893   (1,166,869)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    6,595,476    1,155,995
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (769,177)    (609,199)
 Net Realized Gain.....................................   (1,669,691)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,438,868)    (609,199)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   12,382,787   36,598,377
   --In Lieu of Cash Distributions.....................    2,274,394      522,672
 Redeemed..............................................   (2,482,687)     (32,205)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   12,174,494   37,088,844
----------------------------------------------------------------------------------
 Total Increase........................................   16,331,102   37,635,640
Net Assets:
 Beginning of Period...................................   74,892,771   37,257,131
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of
  $61,752 and $41,376, respectively)...................  $91,223,873  $74,892,771
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,200,799    3,831,599
  In Lieu of Cash Distributions........................      224,800       51,830
  Shares Redeemed......................................     (244,706)      (3,054)
----------------------------------------------------------------------------------
                                                           1,180,893    3,880,375
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                MARCH 2, 1995**
                                                   YEAR ENDED         TO
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1996           1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 10.76        $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............................      0.46          0.28
 Net Realized and Unrealized Gain (Loss)..........     (0.07)++       0.71
-------------------------------------------------------------------------------
  Total From Investment Operations................      0.39          0.99
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income............................     (0.44)        (0.23)
 Net Realized Gain................................     (0.13)          --
-------------------------------------------------------------------------------
  Total Distributions.............................     (0.57)        (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................   $ 10.58        $10.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.....................................      3.77%         9.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............   $23,118        $6,069
Ratio of Expenses to Average Net Assets...........      1.13%         0.89%*
Ratio of Net Investment Income to Average Net As-
 sets.............................................      5.39%         5.39%*
Portfolio Turnover Rate...........................        83%          104%
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
 Adviser Per Share................................   $  0.01        $ 0.10
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................      1.13%         0.85%*
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                MARCH 2, 1995**
                                                    YEAR ENDED        TO
                                                    OCTOBER 31,   OCTOBER 31,
                                                       1996          1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $ 11.44       $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............................      0.10         0.08
 Net Realized and Unrealized Gain..................      2.08         1.43
-------------------------------------------------------------------------------
  Total From Investment Operations.................      2.18         1.51
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................     (0.09)       (0.07)
 Net Realized Gain.................................     (0.15)         --
-------------------------------------------------------------------------------
  Total Distributions..............................     (0.24)       (0.07)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................   $ 13.38       $11.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+......................................     19.31%       15.13%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..............   $62,170       $6,427
Ratio of Expenses to Average Net Assets............      0.99%        1.08%*
Ratio of Net Investment Income to Average Net As-
 sets..............................................      0.93%        1.12%*
Portfolio Turnover Rate............................        42%          27%
Average Commission Rate#...........................   $0.0482          N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
 Adviser Per Share.................................   $  0.00       $ 0.11
Ratio of Expenses to Average Net Assets Including
 Expense Offsets...................................      0.99%        1.00%
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEARS ENDED      MAY 26, 1994**
                                                 OCTOBER 31,            TO
                                               ----------------    OCTOBER 31,
                                                1996     1995          1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 10.03  $ 10.40      $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................     0.09     0.11         0.04
 Net Realized and Unrealized Gain (Loss).....     0.73    (0.39)+       0.39
--------------------------------------------------------------------------------
  Total From Investment Operations...........     0.82    (0.28)        0.43
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.......................    (0.09)   (0.09)       (0.03)
 Net Realized Gain...........................    (0.21)     --           --
--------------------------------------------------------------------------------
  Total Distributions........................    (0.30)   (0.09)       (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............  $ 10.55  $ 10.03      $ 10.40
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.................................     8.29%  (2.69)%        4.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........  $91,224  $74,893      $37,257
Ratio of Expenses to Average Net Assets......     1.01%    0.97%        1.12%*
Ratio of Net Investment Income to Average Net
 Assets......................................     0.92%    1.16%        0.97%*
Portfolio Turnover Rate......................        9%       7%          11%
Average Commission Rate#.....................  $0.0560      N/A          N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
 Including Expense Offsets...................     1.01%    0.96%         N/A
--------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the McKee Portfolios are as follows:

  MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues such taxes when the related income is earned.

  At October 31, 1996, the McKee U.S. Government Portfolio had available $86,623 of capital loss carryover for Federal income tax purposes, which will expire on October 31, 2004.

                               MCKEE PORTFOLIOS

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                               MCKEE PORTFOLIOS
  differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and for foreign currency transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   MCKEE PORTFOLIOS                                      INCOME     GAIN (LOSS)
   ----------------                                  -------------- ------------
   U.S. Government..................................    $  2,084      $(2,084)
   Domestic Equity..................................    $  1,842      $(1,842)
   International Equity.............................    $(20,455)     $20,455

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of average daily net assets for the McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio and McKee International Equity Portfolio, respectively. Effective March 1, 1996, the Adviser has discontinued waiving a portion of its advisory fees and assuming expenses for the McKee U.S. Government Portfolio and McKee Domestic Equity Portfolio. Prior to March 1, 1996, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.85% and 1.00% of average daily net assets for the McKee U.S. Government Portfolio and McKee Domestic Equity Portfolio, respectively.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily

                               MCKEE PORTFOLIOS
and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For Portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04%, 0.04% and 0.06% of average daily net assets for the McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to
CGFSC:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $44,650       $40,022
Domestic Equity.....................................     50,173        38,491
International Equity................................     86,466        56,555

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as
Administrator:

                                                                  ADMINISTRATION
MCKEE PORTFOLIOS                                                       FEES
----------------                                                  --------------
U.S. Government..................................................    $22,991
Domestic Equity..................................................     24,521
International Equity.............................................     51,278

                               MCKEE PORTFOLIOS

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
MCKEE PORTFOLIOS                                                         FEES
----------------                                                       ---------
U.S. Government.......................................................  $1,977
Domestic Equity.......................................................   4,037
International Equity..................................................  18,333

As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 4,781,420 $   799,194
Domestic Equity......................................... $64,876,783 $15,268,198
International Equity.................................... $17,794,935 $ 7,495,055

Purchases and sales of long-term U.S. Government securities were $23,907,124 and $10,646,817, respectively, for the McKee U.S. Government Portfolio. There were no long-term purchases and sales of U.S. Government securities for the McKee Domestic Equity and the McKee International Equity Portfolios.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolios had no borrowings under the agreement.

I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       1        75.6%
Domestic Equity..........................................       2        75.7%
International Equity.....................................       4        51.2%

At October 31, 1996, the net assets of the McKee International Equity Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and the Shareholders of McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes accrued during the fiscal year ended October 31, 1996 the McKee International Equity Portfolio amounting to $133,611 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Dividend for the year ending December 31, 1996, which shareholders of the McKee International Equity Portfolio will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,746,748 for the McKee International Equity Portfolio.

For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 21.2% and 0.9% for the McKee Domestic Equity Portfolio and McKee International Equity Portfolio, respectively.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                           C & B BALANCED PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS


Norton H. Reamer       William H. Park
Director, President    Vice President
and Chairman


John T. Bennett, Jr.   Michael E. DeFao
Director               Secretary


Philip D. English      Karl O. Hartmann
Director               Assistant Secretary


William A. Humenuk     Gary L. French
Director               Treasurer


                       Robert R. Flaherty
Peter M. Whitman, Jr.  Assistant Treasurer
Director

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                C & B BALANCED
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholder:

The following report provides a detailed description of the securities held and statement of operations for the Cooke & Bieler Balanced Portfolio for the fiscal year ended October 31, 1996.

For the just completed fiscal year, the Cooke & Bieler Balanced Portfolio underperformed its benchmark index. This benchmark index consists of a blended return of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Index. Over this period, the Cooke & Bieler Balanced Portfolio appreciated 14.70% versus 16.60% for the benchmark index. Individually, the S&P 500 Index had a total return during this period of 24.08% and the Lehman Brothers Government/Corporate Index had a total return of 5.39%. Given our "high quality/low risk" philosophy and given the generous returns from last year, we believe that these results are responsible and consistent with our philosophy.

As of October 31, 1996, common stocks represented 56% of the Portfolio, bonds were 41% and cash reserves were 3%.

Equity Only Before Expenses Analysis

Our equity investment philosophy and process is designed to produce competitive results during rising markets and strong relative results in flat and down periods. During the last fiscal year, the equity only portion of the Cooke & Bieler Balanced Portfolio essentially matched the return for the S&P 500 Index.

The strong fundamental characteristics of the companies held in the equity portion of the Cooke & Bieler Balanced Portfolio should help provide downside protection if equity prices weaken. These high-quality characteristics include: (1) balance sheet strength, (2) high levels of return on equity and return on assets, (3) consistent and predictable growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

Fixed Income Only Before Expenses Analysis

Our fixed income philosophy is designed to produce the same pattern of results as our equity philosophy. To that end, 1996 was a difficult year for fixed income investors; yet over this last fiscal year, the fixed income only portion of the Portfolio outperformed the Lehman Brothers Government/Corporate Index. This type of downside protection is critical if we are to be successful in outperforming over the long term while taking less risk than the benchmark index.

                                          Respectfully submitted,


                                          /s/  Peter A. Thompson
                                          Peter A. Thompson

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[CHART SHOWING COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN C&B BALANCED PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX APPEARS HERE]


                Sterling Partner  S&P 500 Index  Lehman Brothers  Balanced Index
                ----------------  -------------  ---------------  --------------
12/29/89*                 10,000         10,000           10,000          10,000
   10/31/90                9,738          8,855           10,440           9,489
   10/31/91               12,708         11,815           12,044          11,907
   10/31/92               14,070         12,990           13,311          13,118
   10/31/93               15,057         14,927           15,126          15,006
   10/31/94               15,169         15,502           14,424          15,074
   10/31/95               17,874         19,597           16,755          18,437
   10/31/96               20,501         24,316           17,658          21,498



-----------------------------------
 Average Annual Total Return**
 For Period Ended October 31, 1996
-----------------------------------
 1 Year   5 Year   Since 12/29/89*
-----------------------------------
 14.70%   10.04%       11.06%
-----------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
** Total return reflects fees waived and expenses assumed by the Adviser.
   Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                    Definitions of the Comparative Indices

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Composite Index, a hypothetical combination of unmanaged indices, reflects the Portfolios typical mix of 60% stocks and 40% bonds. The index combines returns from the S&P 500 Index and the Lehman Brothers Government/Corporate Index.

Please note that one cannot invest in an unmanaged index.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (55.2%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
 Boeing Co...................................................  2,100 $   200,287
 Raytheon Co................................................. 10,400     512,200
                                                                     -----------
                                                                         712,487
--------------------------------------------------------------------------------
AUTOMOTIVE (4.0%)
 Cooper Tire & Rubber Co.....................................  8,500     166,812
 Eaton Corp. ................................................  4,500     268,875
 Genuine Parts Co............................................ 10,900     476,875
                                                                     -----------
                                                                         912,562
--------------------------------------------------------------------------------
BANKS (1.0%)
 Wachovia Corp...............................................  4,100     220,375
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (3.9%)
 Donnelley (R.R.) & Sons Co. ................................  5,300     160,987
 McGraw-Hill Cos., Inc. .....................................  7,400     346,875
 Readers Digest Association, Inc., Class A (Non-Voting)...... 10,500     374,063
                                                                     -----------
                                                                         881,925
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (3.5%)
 Cooper Industries, Inc. ....................................  4,800     193,200
 Dover Corp.................................................. 11,500     590,812
                                                                     -----------
                                                                         784,012
--------------------------------------------------------------------------------
CHEMICALS (1.2%)
 Eastman Chemical Co.........................................  5,000     263,750
--------------------------------------------------------------------------------
CONSTRUCTION (2.0%)
 Sherwin-Williams Co. .......................................  9,000     451,125
--------------------------------------------------------------------------------
CONSUMER DURABLES (3.8%)
 Corning, Inc. .............................................. 11,600     449,500
 Rubbermaid, Inc. ...........................................  9,000     209,250
 Service Corp. International.................................  7,200     205,200
                                                                     -----------
                                                                         863,950
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.9%)
 Avon Products, Inc. ........................................  7,000 $   379,750
 Hasbro, Inc. ...............................................  8,700     338,213
 International Flavors & Fragrances, Inc. ...................  4,000     165,500
                                                                     -----------
                                                                         883,463
--------------------------------------------------------------------------------
ELECTRONICS (2.4%)
 AMP, Inc. ..................................................  4,000     135,500
 Grainger (W.W.), Inc. ......................................  2,900     214,963
 Motorola, Inc. .............................................  4,400     202,400
                                                                     -----------
                                                                         552,863
--------------------------------------------------------------------------------
ENERGY (6.2%)
 Burlington Resources, Inc...................................  7,700     387,887
 Exxon Corp..................................................  5,000     443,125
 Royal Dutch Petroleum Co....................................  3,500     578,813
                                                                     -----------
                                                                       1,409,825
--------------------------------------------------------------------------------
FINANCIAL SERVICES (8.4%)
 EXEL Ltd. ..................................................  9,300     353,400
 Marsh & McLennan Cos., Inc. ................................  4,400     389,950
 MBIA, Inc. .................................................  6,000     624,750
 State Street Boston Corp....................................  8,500     538,688
                                                                     -----------
                                                                       1,906,788
--------------------------------------------------------------------------------
MULTI-INDUSTRY (1.5%)
 Whitman Corp. .............................................. 13,600     329,800
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (4.2%)
 International Business Machines Corp. ......................  3,200     412,800
 Pitney Bowes, Inc. .........................................  6,500     363,188
 Xerox Corp..................................................  4,000     185,500
                                                                     -----------
                                                                         961,488
--------------------------------------------------------------------------------
PAPER & PACKAGING (1.8%)
 Union Camp Corp. ...........................................  8,400     409,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (4.2%)
 Bristol-Myers Squibb Co. ..............................      3,300 $   348,975
 Schering-Plough Corp...................................      9,500     608,000
                                                                    -----------
                                                                        956,975
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,584,476)...................             12,500,888
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (17.6%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
 Boeing Co.
  6.35%, 6/15/03........................................ $  500,000     493,920
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.8%)
 Coca Cola Co.
  7.875%, 9/15/98.......................................  1,000,000   1,033,060
 Philip Morris Cos., Inc.
  8.75%, 6/15/97........................................    500,000     508,415
                                                                    -----------
                                                                      1,541,475
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.8%)
 Clorox Co.
  8.80%, 7/15/01........................................  1,000,000   1,090,860
-------------------------------------------------------------------------------
ENERGY (1.1%)
 Amoco, Canada
  7.25%, 12/1/02........................................    250,000     257,940
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
 Chevron Profit Sharing Savings Plan Trust Fund
  7.28%, 1/1/97.........................................    600,000     601,386
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $3,847,506)...........              3,985,581
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (23.2%)
-------------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.0%)
  7.50%, 2/11/02........................................  1,500,000   1,578,045
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
 U.S. TREASURY BONDS (4.3%)
  8.25%, 5/15/05........................................ $  500,000 $   542,265
  7.50%, 11/15/16.......................................    400,000     423,376
                                                                    -----------
                                                                        965,641
-------------------------------------------------------------------------------
 U.S. TREASURY NOTES (11.9%)
  8.125%, 2/15/98.......................................  1,000,000   1,026,560
  7.00%, 4/15/99........................................  1,000,000   1,059,060
  7.50%, 11/15/01.......................................    600,000     618,096
                                                                    -----------
                                                                      2,703,716
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $5,057,340)......................................              5,247,402
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.1%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $703,109, collateralized
  by $679,527 various
  U.S. Treasury Notes, 5.875%-7.75%, due from 3/31/99-
  11/30/99,
  valued at $703,002 (COST $703,000) ...................    703,000     703,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (COST $19,192,322) (A)........             22,436,871
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%).....................                191,770
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $22,628,641
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $19,237,285. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $3,199,586. This consisted of aggregate gross unrealized appreciation for all securities of $3,461,698 and aggregate gross unrealized depreciation for all securities of $262,112.

   The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $19,192,322
                                                                    ===========
 Investments, at Value............................................. $22,436,871
 Cash..............................................................         669
 Interest Receivable...............................................     192,531
 Receivable for Investments Sold...................................      87,801
 Dividends Receivable..............................................      20,995
 Other Assets......................................................         753
-------------------------------------------------------------------------------
  Total Assets.....................................................  22,739,620
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................      68,100
 Payable for Administrative Fees...................................       7,474
 Payable for Investment Advisory Fees..............................       4,619
 Payable for Custodian Fees........................................       3,236
 Payable for Directors' Fees.......................................         666
 Other Liabilities.................................................      26,884
-------------------------------------------------------------------------------
  Total Liabilities................................................     110,979
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,628,641
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $17,406,043
 Undistributed Net Investment Income...............................     102,528
 Accumulated Net Realized Gain.....................................   1,875,521
 Unrealized Appreciation...........................................   3,244,549
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,628,641
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,748,347
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.94
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................................................           $  705,173
 Dividends.................................................              331,421
---------------------------------------------------------------------------------
  Total Income.............................................            1,036,594
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $143,607
  Less: Fees Waived........................................  (66,224)     77,383
                                                            --------
 Administrative Fees--Note C...............................               84,334
 Registration and Filing Fees..............................               22,151
 Audit Fees................................................               14,662
 Printing Fees.............................................               13,908
 Custodian Fees--Note D....................................                8,601
 Directors' Fees--Note G...................................                2,845
 Other Expenses............................................                5,697
---------------------------------------------------------------------------------
  Total Expenses...........................................              229,581
 Expense Offset--Note A....................................                 (148)
---------------------------------------------------------------------------------
  Net Expenses.............................................              229,433
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              807,161
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            1,918,101
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              435,301
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            2,353,402
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $3,160,563
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   807,161  $ 1,162,224
 Net Realized Gain.....................................    1,918,101    2,588,583
 Net Change in Unrealized Appreciation/Depreciation....      435,301    1,387,264
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    3,160,563    5,138,071
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (804,110)  (1,204,368)
 Net Realized Gain.....................................   (2,579,017)    (642,513)
----------------------------------------------------------------------------------
  Total Distributions..................................   (3,383,127)  (1,846,881)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      328,108    1,074,934
   --In Lieu of Cash Distributions.....................    3,033,780    1,548,186
 Redeemed..............................................   (4,657,088) (13,844,471)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........   (1,295,200) (11,221,351)
----------------------------------------------------------------------------------
 Total Decrease........................................   (1,517,764)  (7,930,161)
Net Assets:
 Beginning of Period...................................   24,146,405   32,076,566
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $102,528 and $93,128, respectively)........  $22,628,641  $24,146,405
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................       26,277       87,856
  In Lieu of Cash Distributions........................      251,778      130,537
  Shares Redeemed......................................     (368,527)  (1,083,523)
----------------------------------------------------------------------------------
                                                             (90,472)    (865,130)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------
                                  1996      1995      1994      1993     1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $ 13.13   $ 11.86   $ 12.68   $ 12.57  $ 11.88
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income.........     0.45      0.52      0.48      0.45     0.46
 Net Realized and Unrealized
  Gain (Loss)..................     1.29      1.51     (0.39)     0.40     0.79
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions.......................     1.74      2.03      0.09      0.85     1.25
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.........    (0.45)    (0.52)    (0.47)    (0.44)   (0.46)
 Net Realized Gain.............    (1.48)    (0.24)    (0.44)    (0.30)   (0.10)
--------------------------------------------------------------------------------
  Total Distributions..........    (1.93)    (0.76)    (0.91)    (0.74)   (0.56)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.  $ 12.94   $ 13.13   $ 11.86   $ 12.68  $ 12.57
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...................    14.70%+   17.83%+    0.74%+    7.01%   10.72%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)...................  $22,629   $24,146   $32,077   $42,974  $35,326
Ratio of Expenses to Average
 Net Assets....................     1.00%     1.00%     1.00%     0.90%    0.91%
Ratio of Net Investment Income
 to Average Net Assets.........     3.51%     3.80%     3.84%     3.65%    3.78%
Portfolio Turnover Rate........       21%       22%       24%       22%      12%
Average Commission Rate #......  $0.0511       N/A       N/A       N/A      N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Ex-
 penses Assumed by the Adviser
 Per Share.....................  $ 0.037   $ 0.004   $ 0.001       N/A      N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.......................     1.00%     1.00%      N/A       N/A      N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                           C & B BALANCED PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Balanced Portfolio (the "Portfolio"), a portfolio of UAM Funds Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                           C & B BALANCED PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $6,349 to increase undistributed net investment income and $6,349 to decrease accumulated net realized gain.

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly

                           C & B BALANCED PORTFOLIO
fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $48,131 from the Portfolio as Administrator of which $40,804 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996 , CGFSC earned $36,203 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $2,401, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $4,170,134 and sales of $7,688,861 of investment securities other than long-term U.S. Government and short-term securities. Purchases of long-term U.S. Government securities were $540,938. There were no sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 53.9% of total shares outstanding were held by three record shareholders owning more than 10% of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C&B Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of C&B Balanced Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C&B Balanced Portfolio hereby designates $2,178,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 35.7%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                NWQ PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President

John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary

Philip D. English                       Karl O. Hartmann
Director                                Assistant Secretary

William A. Humenuk                      Gary L. French
Director                                Treasurer

Peter M. Whitman, Jr.                   Robert R. Flaherty
Director                                 Assistant Treasurer
-------------------------------------------------------------------------------

INVESTMENT ADVISER
 NWQ Investment Management Company
 655 South Hope Street, 11th Floor
 Los Angeles, CA 90017

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

================================================================================


                                   UAM FUNDS


                                      NWQ
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

UAM FUNDS                                                         NWQ PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   6
  Value Equity..............................................................  10
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statement of Changes in Net Assets
  Balanced..................................................................  16
  Value Equity..............................................................  17
Financial Highlights
  Balanced..................................................................  18
  Value Equity..............................................................  19
Notes to Financial Statements...............................................  20
Report of Independent Accountants...........................................  25

--------------------------------------------------------------------------------

Dear Shareholders:

During the twelve months ended October 31, 1996, the U.S. stock market continued to set new highs including surpassing 6000 on the Dow Jones Average for the first time. Benefiting from this record setting environment, both the NWQ Balanced and NWQ Value Equity Portfolios produced strong positive results during this period. We appreciate the confidence that all of our shareholders have placed in us as reflected in the growth of portfolio assets and will continue to work to justify that confidence.

NWQ BALANCED PORTFOLIO PERFORMANCE

During the twelve months ended October 31, 1996, the NWQ Balanced Portfolio Institutional Class Shares gained 13.68% including dividends paid of 37 cents. The Institutional Service Class Shares gained 8.60% since inception on January 22, 1996. The composite balanced index composed of 60% S&P 500 Index, 30% Lehman Brothers Government/Corporate Index, and 10% Salomon Brothers 3-month Treasury Bill Average was up 16.60% for the year and 5.29% since January 22, 1996. The individual benchmark returns for the year ended October 31, 1996 and since January 22, 1996 were S&P 500 Index 24.08% and 8.59%; Lehman Brothers Government/ Corporate Index 5.39% and -0.69%; and Salomon Brothers 3-month Treasury Bill Average 5.31% and 3.43%, respectively.

Performance results for the NWQ Balanced Portfolio benefited from the record setting stock market and recently from the recovery of the bond market as inflation concerns dissipated. NWQ's common stock holdings, which emphasize industrial and capital spending industries, performed well over the last year despite continuing investor concerns about the outlook for the economy. The bond market, which had responded very negatively to concerns about overly rapid economic growth in the first half of 1996, began to stabilize this summer with signs of slower growth and continuing good news on inflation. With the recovery of bond prices, we have further reduced the Portfolio's exposure to interest rates by shortening maturities and increasing the portion of the Portfolio held in cash and equivalents. As of October 31, 1996, the Portfolio held 53.9% equities, 29.7% fixed income, and 16.4% in cash and equivalents.

NWQ VALUE EQUITY PORTFOLIO PERFORMANCE

For the year ended October 31, 1996, the NWQ Value Equity Portfolio Institutional Class Shares gained 22.69%, including 15 cents in dividends paid, versus 24.08% for the S&P 500 Index with income. Performance results exceeded the Lipper Equity Income Funds Index which returned 19.86% during the same period.

Performance results for the NWQ Value Equity Portfolio reflect the continuing strong gains in the major stock market averages. The rise in stock prices has been fueled by a combination of factors including continuing economic growth, strong corporate profits, record flows into mutual funds, and a surge in corporate mergers and share repurchases. While investors have worried about inflation and economic growth throughout the present bull market, the economy has continued to grow, although somewhat slowly, with little inflation. This is a near perfect environment for the stock and bond markets. The NWQ Value Equity Portfolio holdings, which emphasize industrial and capital spending industries, performed well over the last year despite the continuing concerns about the outlook for the economy. While the Portfolio is sensitive to economic growth, we believe it is well positioned for the period ahead.

As of October 31, 1996, the Portfolio was fully invested with 94.9% equities and 5.1% cash equivalents.

INVESTMENT STRATEGIES

The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We believe that investment opportunity is created by changes in the economic, monetary, political, and social environment. We seek to recognize change early in asset categories, market sectors, industries and companies, before these changes are reflected in securities' prices. Stock selection emphasizes medium to large capitalization companies representing above-average statistical value. Investments are concentrated in those fundamentally attractive industries identified as the beneficiaries of long-term investment trends.

ECONOMIC OUTLOOK

Memories of painful past recessions are forever on the minds of forecasters, but amidst the fears, we should take note of a remarkable, if often overlooked, fact about the U.S. economy. Since 1982 there has been one recession. One in fourteen years. From 1950 through 1982 there were seven recessions, or one every 4.6 years. The last recession, in 1990-91, was triggered by the oil shock following the invasion of Kuwait, not from a malfunctioning domestic economy. And the last recession was quite moderate, with GDP declining by 1.5% versus an average decline of 2.4% in the prior seven recessions. The evidence strongly suggests that the business cycle is much more muted today than it was ten or fifteen years ago. Part of the explanation lies in the vigilant monetary policy that major central banks have followed since the oil price explosions of the 1970s. A more important factor is the spread of information processing technology that has allowed corporations to manage inventory far more efficiently.

Severe recessions have usually been caused by inventory corrections or price disturbances, with Federal Reserve policy serving more to exacerbate the trend rather than set it in motion. Inventories are built either voluntarily due to a high inflation, low real interest rate environment, or involuntarily due to poor information. In the current environment inflation remains subdued for a variety of reasons, while real interest rates are relatively high and information processing technology allows business to monitor sales and inventories on an almost minute by minute basis. The ability to anticipate inventory needs and adjust production accordingly is likely to continue to improve with ongoing advances in technology. This does not mean that certain sectors will be spared inventory corrections, as we have witnessed recently in semiconductors, paper and copper. But it does mean that the overall economy is not as subject to the boom-bust industrial production cycle that dominated the economy twenty years ago. In general it appears that the inventory correction in the U.S. economy has nearly run its course. During this year's very strong second quarter, with GDP growth at 4.8%, inventories rose at the lowest rate in four years. The GDP based inventory-to-sales ratio registered its lowest reading since 1986.

A more restrained business cycle does not necessarily imply a lower-growth world. While the Federal Reserve is fixated on its 2.5% growth target, the evidence from the real world suggests that the economy can indeed grow at a faster rate without igniting inflation. We have noted repeatedly that the market's fear of inflation remains simply that, a fear. There is as yet no evidence of rising inflation pressures. The everyday press is replete with examples of price wars in numerous industries. We expect this trend will continue as the world economy becomes increasingly competitive. We do not know when, or if, the Fed will awaken to the fact that growth can be higher than its 2.5% target without igniting inflation. Until that is accepted, market interest rates will tend to climb whenever growth seems to be heading above the 3-3.5% range. Over the next two quarters, we believe growth will be near 2-3%, which is unlikely to trigger a tightening in Fed policy.

FINANCIAL MARKETS

The July correction in stock prices was quick but brutal to certain sectors, especially in the high priced and more speculative segments of the OTC market. From May 24 to July 16, the S&P 500 Index declined 10%, with most of the damage coming in a ten day period. While many small capitalization stocks remain well below earlier levels, the overall market has recovered and set new highs. Still, the sudden correction stands as a reminder to investors that prices can go down as well as up. The exponential growth of information processing technology is very beneficial in the management of a business enterprise, but it cannot make extinct the human emotions that dominate financial markets from time to time. We have not outlawed bear markets. While we do not foresee an imminent bear market, earnings gains are becoming more difficult to achieve, thus a prolonged trading range is more likely, making stock selection going forward more important than ever before.

For some time we have held the belief that the consumer goods sector of the market is relatively overpriced while the industrial/capital goods sector is relatively underpriced. For example, Kellogg, the leading domestic cereal manufacturer, sells at a very high price/earnings ratio despite a deteriorating fundamental outlook. A few months ago, Kellogg announced that its earnings will decline substantially due to very competitive pricing in the cereal industry. Still, the stock sells at more than 20 times earnings. Why investors continue to pay such a multiple is admittedly perplexing. We believe that this represents a very high risk, low reward situation

Alternatively, if the business cycle is in fact more muted and less subject to a boom/bust pattern, it follows that many industrial/capital goods companies that are commonly referred to as cyclical may in fact be less subject to downside earnings risk than the market generally assumes. We find this to be the case in numerous companies, many of them selling at 8-11 times earnings in a market generally selling at 16-18 times earnings. To the degree that these relatively low p/e multiples suggest minimum expectations for earnings growth, we find these sectors to represent a lower risk, higher potential return situation. One can never know when a market will awaken and decide that it will no longer pay 20-25 times earnings, or more, for companies facing long term competitive problems. Still, experience suggests investors who focus on high priced securities will eventually encounter problems. If we are indeed entering a prolonged trading range market rather than a runaway bull market, a lower risk approach would seem to be the prudent course to follow.

Sincerely,

NWQ Investment Management Company

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolios, total returns for the Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
================================================================================
  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE NWQ BALANCED
   PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500), THE LEHMAN BROTHERS
             GOVERNMENT/CORPORATE INDEX, SALOMON BROTHERS 3-MONTH
                TREASURY BILL AVERAGE, AND THE BALANCED INDEX.


                           [LINE GRAPH APPEARS HERE]


-----------------------------------
 AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 1996
-----------------------------------
  1 YEAR         SINCE 8/2/94*
-----------------------------------
  13.68%            13.21%
-----------------------------------


                                                            LEHMAN BROTHERS         SALOMON BROTHERS
            NWQ BALANCED    BALANCED        S&P 500           GOVERNMENT/           3-MONTH TREASURY
             PORTFOLIO+      INDEX+          INDEX+         CORPORATE INDEX+          BILL AVERAGE
            ------------    --------        -------         ----------------        ----------------
8/2/94*           10,000      10,000         10,000                   10,000                  10,000
10/31/94           9,871      10,158         10,319                    9,852                  10,116
10/31/95          11,627      12,330         13,046                   11,442                  10,697
10/31/96          13,218      14,082         16,187                   12,059                  11,265

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definitions Of Comparative Indices
                      ----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
The Salomon Brothers 3-Month Treasury Bill Average - The average return for all Treasury bills for the previous three month period.
The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's approximate/expected mix of 60% stocks, 30% bonds, and 10% short-term instruments. This index combines returns from the S&P 500 Index, Lehman Brothers Government/Corporate Index and the Salomon Brothers 3-Month Treasury Bill Average.

Please note that one cannot invest in an unmanaged index.

The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

Performance Comparison
================================================================================
         COMPARISON OF THE CHANGE IN VALUE OF $10,000 PURCHASE IN THE
   NWQ VALUE EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).


-----------------------------------
 AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 1996
-----------------------------------
  1 YEAR         SINCE 9/21/94*
-----------------------------------
  22.69%             19.06%
-----------------------------------

                           [LINE GRAPH APPEARS HERE]


          NWQ VALUE EQUITY PORTFOLIO    S&P 500 Index
          --------------------------    -------------
9/21/94*                      10,000           10,000
10/31/94                       9,980           10,219
10/31/95                      11,760           12,912
10/31/96                      14,428           16,021


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                       Definitions Of Comparative Indices
                       ----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lipper Equity Income Funds Index is comprised of the 30 largest funds, in terms of total net assets, which seeks relatively high current income and growth of income through investing 60% or more of it's portfolio in equities.

Please note that one cannot invest in an unmanaged index.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (53.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.4%)
 Boeing Co. .................................................  4,300 $   410,113
 Sundstrand Corp. ...........................................  5,800     233,450
 United Technologies Corp....................................  2,600     334,750
                                                                     -----------
                                                                         978,313
--------------------------------------------------------------------------------
BASIC RESOURCES (3.1%)
 Champion International Corp.................................  4,600     200,100
 Cyprus Amax Minerals Co. ...................................  3,850      87,107
 IMC Global, Inc. ........................................... 13,500     506,250
 Weyerhaeuser Co. ...........................................  2,150      98,632
                                                                     -----------
                                                                         892,089
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.4%)
 Dun & Bradstreet Corp.......................................  2,100     121,538
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (10.5%)
 BW/IP, Inc..................................................    925      12,488
 Case Corp...................................................  6,600     306,900
 Caterpillar, Inc............................................ 10,450     717,132
 Cooper Industries, Inc......................................  3,400     136,850
 Deere & Co.................................................. 13,500     563,625
 Foster Wheeler Corp.........................................  6,200     254,200
 Ingersoll-Rand Co........................................... 10,700     445,388
 Kennametal, Inc.............................................  3,000     102,000
 Trinity Industries, Inc.....................................  5,000     173,125
 York International Corp.....................................  5,950     287,832
                                                                     -----------
                                                                       2,999,540
--------------------------------------------------------------------------------
CHEMICALS (3.9%)
 Air Products & Chemical, Inc................................  2,650     159,000
 Dow Chemical Co.............................................  4,100     318,775
 Du Pont (E.I.) de Nemours & Co..............................  3,100     287,525
 Grace (W.R.) & Co...........................................  6,300     333,900
                                                                     -----------
                                                                       1,099,200
--------------------------------------------------------------------------------

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 CONSUMER DURABLES (4.8%)
  Black & Decker Corp........................................  6,500 $  242,938
  Echlin, Inc................................................  7,600    247,950
  Exide Corp.................................................  9,550    248,300
  General Motors Corp. ......................................  7,550    406,756
  Maytag Corp. .............................................. 12,000    238,500
                                                                     ----------
                                                                      1,384,444
-------------------------------------------------------------------------------
 ELECTRONICS (2.7%)
  Emerson Electric Co........................................  4,500    400,500
  General Electric Co........................................    600     58,050
  General Signal Corp........................................  1,700     69,275
  Grainger (W.W.), Inc.......................................  3,300    244,613
                                                                     ----------
                                                                        772,438
-------------------------------------------------------------------------------
 ENERGY (5.5%)
  Coastal Corp. .............................................  1,050     45,150
  Dresser Industries, Inc. ..................................  6,100    200,538
 *Ensco International, Inc. .................................  4,600    198,950
  Halliburton Co.............................................  6,850    387,882
 *McDermott (J.Ray) S.A......................................  7,900    214,288
 *Noble Drilling Corp. ......................................  6,200    115,475
 *Reading & Bates Corp.......................................  5,000    143,750
  Tidewater, Inc.............................................  6,200    271,250
                                                                     ----------
                                                                      1,577,283
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (9.1%)
  Allstate Corp..............................................  5,500    308,687
  American International Group, Inc..........................  2,050    222,681
  Bank of New York Co., Inc.................................. 10,000    331,250
  Bear Stearns Cos., Inc. ...................................  8,400    198,450
  Chase Manhattan Corp.......................................  3,000    257,250
  Comerica, Inc. ............................................  2,800    148,750
  General RE Corp............................................  2,550    375,488
  Highlands Insurance Group..................................    145      2,864
  National City Corp.........................................  9,925    430,497
  Norwest Corp...............................................  7,500    329,062
                                                                     ----------
                                                                      2,604,979
-------------------------------------------------------------------------------

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 HEALTH CARE (1.2%)
  Columbia/HCA Healthcare Corp............................... 9,300  $  332,475
-------------------------------------------------------------------------------
 METALS (2.0%)
 *Alumax, Inc................................................ 4,900     157,412
 *Bethlehem Steel Corp....................................... 3,200      26,000
  Reynolds Metals Co......................................... 3,600     202,500
  USX-US Steel Group, Inc. .................................. 6,750     183,938
                                                                     ----------
                                                                        569,850
-------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.0%)
  Loews Corp................................................. 4,600     380,075
  Minnesota Mining & Manufacturing Co........................ 2,550     195,394
                                                                     ----------
                                                                        575,469
-------------------------------------------------------------------------------
 TECHNOLOGY (2.9%)
  AMP, Inc................................................... 2,850      96,544
  Honeywell, Inc. ........................................... 1,400      86,975
  Texas Instruments, Inc..................................... 7,450     358,531
  Thomas & Betts Corp........................................ 6,700     283,913
                                                                     ----------
                                                                        825,963
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.0%)
  AT&T Corp.................................................. 2,900     101,138
  GTE Corp................................................... 4,250     179,031
                                                                     ----------
                                                                        280,169
-------------------------------------------------------------------------------
 TRANSPORTATION (1.4%)
  Burlington Northern, Inc. ................................. 3,400     280,075
  CSX Corp. ................................................. 3,000     129,375
                                                                     ----------
                                                                        409,450
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $14,361,262)......................        15,423,200
-------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
-------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
 Fresenius Medical Care AG (COST $79)........................   800         104
-------------------------------------------------------------------------------

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (10.9%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES
 6.125%, 5/31/97....................................... $  600,000 $   602,132
 5.625%, 1/31/98.......................................  1,000,000     999,804
 8.00%, 8/15/99........................................     25,000      26,320
 6.375%, 8/15/02.......................................    200,000     202,164
 5.875%, 2/15/04.......................................    500,000     488,281
 7.25%, 5/15/04........................................    750,000     792,188
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,081,458).....              3,110,889
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (36.6%)
-------------------------------------------------------------------------------
U.S. TREASURY BILLS (18.8%)
**5.08%, 12/19/96......................................  1,000,000     993,270
**5.21%, 4/10/97.......................................  2,000,000   1,954,934
**5.25%, 4/24/97.......................................  2,500,000   2,438,012
                                                                   -----------
                                                                     5,386,216
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (17.8%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $5,113,792
  collateralized by $4,942,279 of various U.S. Treasury
  Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $5,113,012...........................................  5,113,000   5,113,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,499,219)........             10,499,216
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%) (COST $27,942,018)(A).......             29,033,409
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)...................               (410,418)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $28,622,991
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements
 *  Non-Income Producing Security.
** Interest rates disclosed for U.S. Treasury Bills represent effective yield at October 31, 1996.
(a) The cost for federal income tax purposes was $27,942,018. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,091,391. This consisted of aggregate gross unrealized appreciation for all securities of $1,320,182 and aggregate gross unrealized depreciation for all securities of $228,791.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (7.0%)
 Boeing Co. ..................................................   800  $   76,300
 Sundstrand Corp. ............................................ 1,700      68,425
 United Technologies Corp.....................................   650      83,688
                                                                      ----------
                                                                         228,413
--------------------------------------------------------------------------------
BASIC RESOURCES (4.1%)
 Champion International Corp.................................. 1,200      52,200
 IMC Global, Inc. ............................................ 1,050      39,375
 Weyerhaeuser Co..............................................   950      43,581
                                                                      ----------
                                                                         135,156
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (16.3%)
 BW/IP, Inc...................................................   225       3,038
 Case Corp....................................................   300      13,950
 Caterpillar, Inc............................................. 2,025     138,966
 Cooper Industries, Inc....................................... 1,450      58,362
 Deere & Co................................................... 3,300     137,775
 Foster Wheeler Corp..........................................   300      12,300
 Ingersoll-Rand Co............................................ 1,750      72,844
 Kennametal, Inc.............................................. 1,100      37,400
 Trinity Industries, Inc......................................   625      21,641
 York International Corp......................................   800      38,700
                                                                      ----------
                                                                         534,976
--------------------------------------------------------------------------------
CHEMICALS (7.5%)
 Air Products & Chemical, Inc................................. 1,650      99,000
 Dow Chemical Co..............................................   600      46,650
 Du Pont (E.I.) de Nemours & Co...............................   500      46,375
 Grace (W.R.) & Co............................................ 1,025      54,325
                                                                      ----------
                                                                         246,350
--------------------------------------------------------------------------------
CONSUMER DURABLES (7.8%)
 Black & Decker Corp.......................................... 1,000      37,375
 Echlin, Inc.................................................. 1,600      52,200
 Exide Corp................................................... 1,450      37,700

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 CONSUMER DURABLES--(CONTINUED)
  General Motors Corp. ....................................... 1,675  $   90,241
  Maytag Corp. ............................................... 2,000      39,750
                                                                      ----------
                                                                         257,266
--------------------------------------------------------------------------------
 ELECTRONICS (3.5%)
  Emerson Electric Co.........................................   550      48,950
  General Electric Co.........................................   175      16,931
  General Signal Corp.........................................   800      32,600
  Grainger (W.W.), Inc. ......................................   200      14,825
                                                                      ----------
                                                                         113,306
--------------------------------------------------------------------------------
 ENERGY (10.1%)
  Coastal Corp. ..............................................   875      37,625
  Dresser Industries, Inc. ................................... 2,025      66,572
 *Ensco International, Inc. .................................. 1,400      60,550
  Halliburton Co..............................................   575      32,559
 *McDermott (J.Ray) S.A....................................... 1,600      43,400
 *Noble Drilling Corp. ....................................... 2,800      52,150
  Tidewater, Inc..............................................   900      39,375
                                                                      ----------
                                                                         332,231
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (17.2%)
  Allstate Corp............................................... 1,300      72,962
  American International Group, Inc...........................   600      65,175
  Bank of New York Co., Inc................................... 2,400      79,500
  Bear Stearns Cos., Inc...................................... 1,400      33,075
  Chase Manhattan Corp........................................   700      60,025
  General RE Corp.............................................   375      55,219
  Highlands Insurance Group...................................    57       1,126
  National City Corp. ........................................ 1,775      76,991
  Norwest Corp................................................ 2,750     120,656
                                                                      ----------
                                                                         564,729
--------------------------------------------------------------------------------
 HEALTH CARE (2.0%)
  Columbia/HCA Healthcare Corp................................ 1,800      64,350
--------------------------------------------------------------------------------

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 METALS (5.7%)
 *Alumax, Inc. .............................................. 1,775  $    57,022
 *Bethlehem Steel Corp. ..................................... 3,100       25,187
  Reynolds Metals Co. .......................................   900       50,625
  USX-US Steel Group, Inc. .................................. 2,000       54,500
                                                                     -----------
                                                                         187,334
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (3.7%)
  Loews Corp. ...............................................   600       49,575
  Minnesota Mining & Manufacturing Co. ......................   925       70,878
                                                                     -----------
                                                                         120,453
--------------------------------------------------------------------------------
 TECHNOLOGY (7.2%)
  AMP, Inc. ................................................. 1,100       37,262
  Honeywell, Inc. ...........................................   700       43,488
  Texas Instruments, Inc. ................................... 2,200      105,875
  Thomas & Betts Corp. ...................................... 1,200       50,850
                                                                     -----------
                                                                         237,475
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.0%)
  AT&T Corp. ................................................   925       32,260
  GTE Corp. .................................................    50        2,106
                                                                     -----------
                                                                          34,366
--------------------------------------------------------------------------------
 TRANSPORTATION (1.8%)
  Burlington Northern, Inc. .................................   525       43,247
  CSX Corp. .................................................   350       15,094
                                                                     -----------
                                                                          58,341
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $2,662,552).......................          3,114,746
--------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
 HEALTH CARE
  Fresenius Medical Care AG (COST $20).......................   225           29
--------------------------------------------------------------------------------

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due 11/1/96,
  to be repurchased at $160,025, collateralized by $154,658
  of various U.S. Treasury Notes, 5.875%-7.75%, due
  3/31/99-11/30/99, valued at $160,000 (COST $160,000)..... $160,000 $  160,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (COST $2,822,572)(A).............           3,274,775
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)........................               8,636
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $3,283,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements
 * Non-Income Producing Security
(a) The cost for federal income tax purposes was $2,830,688. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $444,087. This consisted of aggregate gross unrealized appreciation for all securities of $537,040 and aggregate gross unrealized depreciation for all securities of $92,953.

NWQ PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                             NWQ     NWQ VALUE
                                                          BALANCED     EQUITY
                                                          PORTFOLIO  PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................... $27,942,018 $2,822,572
                                                         =========== ==========
 Investments, at Value.................................. $29,033,409 $3,274,775
 Cash...................................................         448        629
 Interest Receivable....................................      64,942         25
 Receivable for Portfolio Shares Sold...................      43,962      3,155
 Receivable for Investments Sold........................      25,829      8,610
 Dividends Receivable...................................      14,979      4,264
 Receivable due from Investment Adviser.................       3,518     22,210
 Other Assets...........................................         438        101
-------------------------------------------------------------------------------
  Total Assets..........................................  29,187,525  3,313,769
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......................     485,450        --
 Distribution and Service Fees Payable .................      18,147        --
 Payable for Portfolio Shares Redeemed..................      15,209        --
 Payable for Administrative Fees........................       8,504      5,662
 Payable for Custodian Fees.............................       2,976      1,585
 Payable for Directors' Fees............................         637        377
 Other Liabilities......................................      33,611     22,734
-------------------------------------------------------------------------------
  Total Liabilities.....................................     564,534     30,358
-------------------------------------------------------------------------------
NET ASSETS.............................................. $28,622,991 $3,283,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................................ $27,361,173 $2,716,857
 Undistributed Net Investment Income....................      59,394      5,515
 Accumulated Net Realized Gain..........................     111,033    108,836
 Unrealized Appreciation................................   1,091,391    452,203
-------------------------------------------------------------------------------
NET ASSETS.............................................. $28,622,991 $3,283,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................................. $ 8,624,239 $3,283,411
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 25,000,000)..................................     696,290    232,434
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     12.39 $    14.13
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................................. $19,998,752        --
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000)..................................   1,616,886        --
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     12.37        --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                   NWQ                    NWQ
                                                 BALANCED             VALUE EQUITY
                                                PORTFOLIO              PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..........................            $  119,123              $ 56,122
 Interest...........................               316,540                 6,655
----------------------------------------------------------------------------------
  Total Income......................               435,663                62,777
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees........................  $ 80,598              $ 20,776
  Less: Fees Waived.................   (80,598)        --    (20,776)        --
                                      --------              --------
 Administrative Fees--Note C........                95,007                72,798
 Audit Fees.........................                14,791                12,032
 Registration and Filing Fees.......                28,701                24,957
 Printing Fees......................                17,134                12,019
 Custodian Fees--Note D.............                 7,185                 4,573
 Directors' Fees--Note G............                 2,614                 2,249
 Distribution and Service Plan
  Fees--Note E:
  Institutional Service Class.......                18,147                   --
 Other Expenses.....................                 1,549                 4,168
 Fees Assumed by Adviser--Note B....               (49,877)             (102,159)
----------------------------------------------------------------------------------
  Total Expenses....................               135,251                30,637
 Expense Offset--Note A.............                (1,189)                 (953)
----------------------------------------------------------------------------------
  Net Expenses......................               134,062                29,684
----------------------------------------------------------------------------------
NET INVESTMENT INCOME...............               301,601                33,093
----------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS....               111,335               108,836
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS..........................               841,697               435,937
----------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS.......               953,032               544,773
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................            $1,254,633              $577,866
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................... $   301,601  $   91,602
 Net Realized Gain.......................................     111,335      30,065
 Net Change in Unrealized Appreciation/Depreciation......     841,697     267,319
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations...   1,254,633     388,986
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class....................................    (178,657)    (80,541)
  Institutional Service Class............................     (80,539)        --
 Net Realized Gain--Institutional Class..................     (29,997)        --
----------------------------------------------------------------------------------
  Total Distributions....................................    (289,193)    (80,541)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE I:
 Institutional Class:
  Issued--Regular........................................   7,412,068   6,274,336
    --In Lieu of Cash Distributions......................     208,650      80,541
  Redeemed...............................................  (4,990,173) (2,913,538)
----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares............   2,630,545   3,441,339
----------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular........................................  21,033,336         --
    --In Lieu of Cash Distributions......................      80,539         --
  Redeemed...............................................  (1,420,979)        --
----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares....  19,692,896         --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...........  22,323,441   3,441,339
----------------------------------------------------------------------------------
 Total Increase..........................................  23,288,881   3,749,784
Net Assets:
 Beginning of Period.....................................   5,334,110   1,584,326
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $59,394 and $16,225, respectively)........... $28,622,991  $5,334,110
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on January 22, 1996.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   33,093   $   10,679
 Net Realized Gain......................................     108,836        2,485
 Net Change in Unrealized Appreciation/Depreciation.....     435,937       17,095
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations..     577,866       30,259
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (31,968)      (6,943)
 Net Realized Gain......................................      (2,209)         --
----------------------------------------------------------------------------------
  Total Distributions...................................     (34,177)      (6,943)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE I:
 Issued--Regular........................................     950,630    2,266,718
   --In Lieu of Cash Distributions......................      34,153        6,944
 Redeemed...............................................    (709,280)     (86,058)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........     275,503    2,187,604
----------------------------------------------------------------------------------
 Total Increase.........................................     819,192    2,210,920
Net Assets:
 Beginning of Period....................................   2,464,219      253,299
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $5,515 and $4,114, respectively)............  $3,283,411   $2,464,219
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            INSTITUTIONAL SERVICE
                            INSTITUTIONAL CLASS SHARES          CLASS SHARES
                          --------------------------------- ---------------------
                           YEARS ENDED
                           OCTOBER 31,     AUGUST 2, 1994**  JANUARY 22, 1996***
                          ---------------         TO                 TO
                           1996     1995   OCTOBER 31, 1994   OCTOBER 31, 1996
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 11.24  $ 9.84       $10.00             $ 11.57
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.31    0.32         0.06                0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     1.21    1.40        (0.19)               0.78
---------------------------------------------------------------------------------
  Total from Investment
   Operations...........     1.52    1.72        (0.13)               0.99
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.30)  (0.32)       (0.03)              (0.19)
 Net Realized Gain......    (0.07)    --           --                  --
---------------------------------------------------------------------------------
  Total Distributions...    (0.37)  (0.32)       (0.03)              (0.19)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 12.39  $11.24       $ 9.84             $ 12.37
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN+...........    13.68%  17.80%       (1.30)%              8.60%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $ 8,624  $5,334       $1,584             $19,999
Ratio of Expenses to Av-
 erage Net Assets.......     1.01%   1.04%        1.00%*              1.41%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     2.79%   3.30%        3.59%*              2.39%*
Portfolio Turnover Rate.       31%     31%           1%                 31%
Average Commission Rate
 #......................  $0.0717     N/A          N/A             $0.0717
---------------------------------------------------------------------------------
Voluntary Waived Fees
 and Expenses Assumed by
 the Advisor Per Share..  $  0.14  $ 0.26       $ 0.21             $  0.09
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.00%   1.00%         N/A              1.40%*
---------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations.
*** Initial offering of Institutional Service Class shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED
                                            OCTOBER 31,     SEPTEMBER 21, 1994**
                                           ---------------           TO
                                            1996     1995     OCTOBER 31, 1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $ 11.65  $ 9.98         $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................     0.14    0.12           0.01
 Net Realized and Unrealized Gain (Loss)
  on Investments.........................     2.49    1.65#         (0.03)
--------------------------------------------------------------------------------
  Total from Investment Operations.......     2.63    1.77          (0.02)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...................    (0.14)  (0.10)           --
 Net Realized Gain.......................    (0.01)    --             --
--------------------------------------------------------------------------------
  Total Distributions....................    (0.15)  (0.10)           --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........  $ 14.13  $11.65         $ 9.98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+............................    22.69%  17.84%         (0.20)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....  $ 3,283  $2,464         $  253
Ratio of Expenses to Average Net Assets..     1.03%   1.21%          1.00%*
Ratio of Net Investment Income to Average
 Net Assets..............................     1.11%   1.39%          1.36%*
Portfolio Turnover Rate..................       25%      4%             0%
Average Commission Rate##................  $0.0705     N/A            N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Advisor Per Share........  $  0.52  $ 0.82         $ 1.06
Ratio of Expenses to Average Net Assets
 Including Expense Offsets...............     1.00%   1.00%           N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had the Advisor not waived and assumed certain expenses during the periods.
 # The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchase of Portfolio shares in relation to fluctuating market value of the investments of the portfolio.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1996, only the NWQ Balanced Portfolio has issued Institutional Service Class Shares. Both classes of shares have identical voting, dividend, liquidation and other rights. The objectives of the NWQ Portfolios are as follows:

  NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase

                                NWQ PORTFOLIOS
  transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                                     ACCUMULATED
                                                      UNDISTRIBUTED      NET
                                                      NET INVESTMENT  REALIZED
   NWQ PORTFOLIOS                                         INCOME     GAIN (LOSS)
   --------------                                     -------------- -----------
   Balanced..........................................      $764         $(764)
   Value Equity......................................       276          (276)

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.70% of each

                                NWQ PORTFOLIOS

Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep each Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets for each Portfolio's Institutional Class Shares and 1.40% of average daily net assets for the NWQ Balanced Portfolio's Institutional Service Class Shares until February 28, 1997.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% and 0.04% of average daily net assets for the NWQ Balanced Portfolio and NWQ Value Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC:

                                                     ADMINISTRATION PORTION PAID
NWQ PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Balanced............................................    $56,561       $51,719
Value Equity........................................     41,135        40,457

Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

                                NWQ PORTFOLIOS

For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
NWQ PORTFOLIOS                                                         FEES
--------------                                                    --------------
Balanced.........................................................    $38,446
Value Equity.....................................................     31,663

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

NWQ PORTFOLIOS                                                    CUSTODIAN FEES
--------------                                                    --------------
Balanced.........................................................     $2,104
Value Equity.....................................................      1,171

As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The NWQ Balanced Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the NWQ Balanced Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the NWQ Balanced Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the NWQ Balanced Portfolio's net assets. The NWQ Balanced Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets. The NWQ Balanced Portfolio's Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations. The Distributor does not receive any fee or other compensation with respect to the NWQ Value Equity Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                               PURCHASES   SALES
--------------                                              ----------- --------
Balanced................................................... $12,077,628 $620,301
Value Equity...............................................   1,034,425  711,763

Purchases and sales of long-term U.S. Government securities were $3,395,977 and $2,198,064, respectively, for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Value Equity Portfolio.

G. DIRECTORS' FEE: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

                                NWQ PORTFOLIOS

H. LINE OF CREDIT: The NWQ Balanced Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                            INSTITUTIONAL CLASS
                                  SHARES          INSTITUTIONAL SERVICE CLASS SHARES
                          ----------------------- ----------------------------------
                          YEAR ENDED  YEAR ENDED          JANUARY 22, 1996*
                          OCTOBER 31, OCTOBER 31,           TO OCTOBER 31,
                             1996        1995                    1996
                          ----------- ----------- ----------------------------------
NWQ BALANCED PORTFOLIO:
Shares Issued...........    625,426     577,931               1,729,243
In Lieu of Cash Distri-
 butions................     17,597       7,594                   6,660
Shares Redeemed.........   (421,298)   (271,931)               (119,017)
                           --------    --------               ---------
Net Increase from Capi-
 tal Share
 Transactions...........    221,725     313,594               1,616,886
                           ========    ========               =========
NWQ VALUE EQUITY PORTFO-
 LIO:
Shares Issued...........     72,988     192,799
In Lieu of Cash Distri-
 butions................      2,614         623
Shares Redeemed.........    (54,688)     (7,281)
                           --------    --------
Net Increase from Capi-
 tal Share
 Transactions...........     20,914     186,141
                           ========    ========

At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                           NO. OF
NWQ PORTFOLIOS                                          SHAREHOLDERS % OWNERSHIP
--------------                                          ------------ -----------
Balanced--Institutional Class..........................       2         65.1%
Balanced--Institutional Service Class..................       4         80.5%
Value Equity...........................................       3         81.2%

At October 31, 1996, 10% of the NWQ Value Equity Portfolio's shares were beneficially held by a related party of the Portfolio.
--------
* Initial offering of Institutional Service Class Shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the period ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 35.8% and 69.9%, respectively, for NWQ Balanced Portfolio and NWQ Value Equity Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                         RICE, HALL, JAMES SMALL CAP
                                  PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer        William H. Park
Director, President     Vice President
and Chairman
                        Michael E. DeFao
John T. Bennett, Jr.    Secretary
Director
                        Karl O. Hartmann
Philip D. English       Assistant Secretary
Director
                        Gary L. French
William A. Humenuk      Treasurer
Director
                        Robert R. Flaherty
Peter M. Whitman, Jr.   Assistant Treasurer
Director
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Rice, Hall, James & Associates
 600 West Broadway, Suite 1000
 San Diego, CA 92101
-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                 RICE, HALL,
                                 JAMES SMALL
                                CAP PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholder,

The performance of the Rice, Hall, James Small Cap Portfolio as of October 31, 1996 is presented below. Results for the latest quarter, the fiscal year and since inception are as follows:

                                                                        AVERAGE
                                                                         ANNUAL
                                             QUARTER    YEAR   7/1/94*  7/1/94*
                                              ENDED    ENDED   THROUGH  THROUGH
                                             10/31/96 10/31/96 10/31/96 10/31/96
                                             -------- -------- -------- --------
RHJ Small Cap Portfolio.....................   6.00%   19.43%   89.72%   31.52%
Russell 2000 Index..........................   8.25%   16.61%   47.01%   17.96%
S&P 500 Index...............................  10.83%   24.08%   68.19%   24.95%
Value Line Index**..........................   7.53%   12.51%   29.92%   11.83%

--------
 * Since Inception
** Excludes dividend income

We are very pleased that over the last year the Rice, Hall, James Small Cap Portfolio has been able to continue to outperform the indices for the small capitalization universe in which we invest. The last two quarters have been difficult for the small cap sector and thus for the year we were unable to stay ahead of the S&P 500 Index, but our performance since inception is still markedly ahead of all our benchmark indices, including the S&P 500 Index.

As of October 31, 1996 the Portfolio was 94% invested in 80 different equity issues. Four industry groups: health care, basic industry, energy and banking, accounted for 52% of the holdings. Several industry groups contributed to our performance but the banking and energy groups showed the strongest gains.

The banking and finance companies on our list benefited from continued industry consolidation and cost savings as well as a steady interest rate environment. Our energy stocks have trended up with oil and gas prices as well as the resulting increase in pricing and demand for exploration services. Health care, at 15%, is still our largest group and our holdings in the industry consist primarily of biotechs and companies that are contributing to the cost containment efforts of the medical industry.

Although our holdings were certainly affected, the sharp sell off of smaller companies in June and July did give us an opportunity to add to some of our stronger positions. We are very much aware that in an environment as unforgiving as this one, especially for smaller stocks, we must remain particularly vigilant on both our buy and sell parameters. We will continue to emphasize reasonable valuation, confidence in the management of our companies, earnings visibility and a firm sell discipline as the most important elements of our investment process.

As we begin another investment year, our focus will remain on finding small, undervalued growth and value securities through our fundamental analysis. Dividend yield is not an important factor in our investment process. No derivative instruments have been used in our investment strategy.

Sincerely,

Rice, Hall, James & Associates

                       DEFINITIONS OF COMPARATIVE INDICES
                       ----------------------------------

Note: The Russell 2000 Index is defined under the performance comparison line graph.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Value Line is an unmanaged index composed of over 1,600 stocks in the Value Line Investment Survey.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
       RICE, HALL, JAMES SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX

-----------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1996
-----------------------------------
  1 YEAR        SINCE 7/1/94*
-----------------------------------
   19.43%           31.52%
-----------------------------------

                           [LINE GRAPH APPEARS HERE]

                RICE, HALL, JAMES SMALL CAP PORTFOLIO   RUSSELL 2000 INDEX
--------------------------------------------------------------------------
7/1/94*                                        10,000               10,000
--------------------------------------------------------------------------
10/31/94                                       11,140               10,651
--------------------------------------------------------------------------
10/31/95                                       15,885               12,606
--------------------------------------------------------------------------
10/31/96                                       18,971               14,700
--------------------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
--------------------------------------------------------------------------------
BANKS (10.6%)
*AmeriCredit Corp...........................................  30,000 $   570,000
 Bank of Commerce/San Diego.................................  10,000     200,000
 Cole Taylor Financial Group, Inc...........................  25,000     750,000
 Granite Financial, Inc.....................................  35,000     280,000
 IMC Mortgage Co............................................  10,000     370,000
*Jayhawk Acceptance Corp....................................  27,500     381,562
*Surety Capital Corp........................................ 100,000     456,250
 UnionBancorp, Inc. ........................................  48,000     564,000
                                                                     -----------
                                                                       3,571,812
--------------------------------------------------------------------------------
BASIC RESOURCES (6.5%)
 Harmon Industries, Inc.....................................  37,000     629,000
 Layne, Inc. ...............................................  45,000     551,250
*Park-Ohio Industries.......................................  25,000     375,000
 Universal Stainless & Alloy Products, Inc. ................  30,000     247,500
*Whitehall Corp. ...........................................  10,000     390,000
                                                                     -----------
                                                                       2,192,750
--------------------------------------------------------------------------------
CONSTRUCTION (2.0%)
 Cavalier Homes, Inc........................................  18,937     352,702
 Diamond Home Services, Inc. ...............................  15,000     330,000
                                                                     -----------
                                                                         682,702
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.3%)
 Keystone Automotive Industries, Inc........................  45,000     590,625
 RockShox, Inc..............................................  31,800     401,475
*TurboChef, Inc. ...........................................  40,000     445,000
                                                                     -----------
                                                                       1,437,100
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (1.1%)
 Carson, Inc................................................  10,000     162,500
 Unimark Group, Inc.........................................  20,000     190,000
                                                                     -----------
                                                                         352,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (11.2%)
 3-D Geophysical, Inc........................................ 18,000 $   144,000
*Belden & Blake Corp......................................... 33,500     862,625
*Cairn Energy USA, Inc....................................... 75,000     778,125
 Dreco Energy Services Ltd.--Series A........................ 28,500     748,125
 HS Resources, Inc. ......................................... 57,000     855,000
 Midcoast Energy Resources, Inc.............................. 35,000     350,000
                                                                     -----------
                                                                       3,737,875
--------------------------------------------------------------------------------
HEALTH CARE (14.6%)
*Alcide Corp.................................................  5,000      98,750
 Algos Pharmaceutical Corp...................................  3,000      37,500
 Alkermes, Inc............................................... 10,000     132,500
 Alternative Living Services, Inc............................ 40,000     575,000
 Andrx Corp.................................................. 20,000     270,000
*Biomira, Inc................................................ 70,000     468,125
 Cardiovascular Diagnostics, Inc............................. 25,000     106,250
 Cohr, Inc................................................... 17,000     416,500
 Curative Health Services, Inc............................... 20,000     455,000
 Global Pharmaceutical Corp.................................. 35,000     301,875
 LanVision Systems, Inc...................................... 37,000     305,250
 Life Medical Sciences, Inc.................................. 40,000     205,000
 Meridian Diagnostics, Inc................................... 40,000     410,000
 ResMed, Inc. ............................................... 30,000     487,500
 Sterile Recoveries, Inc..................................... 20,000     285,000
 Tri-Point Medical Corp...................................... 15,000     101,250
*UROHEALTH Systems, Inc., Class A............................ 22,000     217,250
                                                                     -----------
                                                                       4,872,750
--------------------------------------------------------------------------------
INDUSTRIAL (8.1%)
*ABC Rail Products Corp...................................... 20,000     295,000
 Advanced Lighting Technologies, Inc......................... 31,000     581,250
*Benchmark Electronics, Inc.................................. 23,000     681,375
 Bonded Motors, Inc.......................................... 25,000     181,250
 Excel Industries, Inc....................................... 27,000     408,375
*Intelect Communications Systems Ltd......................... 50,000     306,250
 Meadow Valley Corp.......................................... 70,000     253,750
                                                                     -----------
                                                                       2,707,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (4.9%)
 Chartwell Re Corp........................................... 15,000 $   380,625
 E. W. Blanch Holdings, Inc.................................. 20,000     412,500
 Meadowbrook Insurance Group, Inc............................ 10,000     255,000
 Superior National Insurance Group, Inc...................... 50,000     593,750
                                                                     -----------
                                                                       1,641,875
--------------------------------------------------------------------------------
RETAIL (8.5%)
 CML Group, Inc.............................................. 53,000     258,375
 Garden Fresh Restaurant Corp................................ 28,000     259,000
*Kenneth Cole Productions, Inc., Class A..................... 25,000     412,500
 Marks Bros. Jewelers, Inc................................... 10,000     222,500
 Piercing Pagoda, Inc........................................ 25,000     550,000
 Rock Bottom Restaurants, Inc................................ 23,500     243,813
*Sports & Recreation, Inc.................................... 20,000     172,500
 Stage Stores, Inc........................................... 40,000     730,000
                                                                     -----------
                                                                       2,848,688
--------------------------------------------------------------------------------
SERVICES (7.0%)
*Daisytek International Corp.................................  7,000     267,750
 Dynamex, Inc. .............................................. 50,000     537,500
 Rental Service Corp......................................... 20,000     445,000
 Source Services Corp........................................ 35,000     577,500
 StaffMark, Inc.............................................. 40,000     520,000
                                                                     -----------
                                                                       2,347,750
--------------------------------------------------------------------------------
TECHNOLOGY (9.3%)
 Affinity Technology Group, Inc.............................. 25,000     181,250
*Boca Research, Inc.......................................... 35,000     424,375
*Butler International, Inc................................... 55,000     570,625
 Cybex Computer Products Corp................................ 30,000     510,000
*Identix, Inc................................................ 40,000     325,000
*Insituform Technologies, Inc., Class A...................... 50,000     331,250
 Qlogic Corp................................................. 30,000     461,250
*Southern Electronics Corp................................... 20,000     187,500
 TALX Corp................................................... 15,000     108,750
                                                                     -----------
                                                                       3,100,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.7%)
*Coherent Communications Systems Corp...................     30,000 $   581,250
*Comarco, Inc...........................................     46,000     741,750
 Metro One Telecommunications...........................     26,400     257,400
*World Access, Inc......................................     45,000     337,500
                                                                    -----------
                                                                      1,917,900
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $28,451,861)..................             31,410,952
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $1,597,248, collateral-
  ized by $1,543,677 of various U.S. Treasury Notes,
  5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $1,597,004 (COST $1,597,000).......................... $1,597,000   1,597,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (COST $30,048,861) (A)........             33,007,952
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%).....................                480,439
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $33,488,391
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $30,049,810. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,958,142. This consisted of aggregate gross unrealized appreciation for all securities of $4,346,870 and aggregate gross unrealized depreciation for all securities of $1,388,728.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $30,048,861
                                                                    ===========
 Investments, at Value............................................. $33,007,952
 Cash..............................................................         464
 Receivable for Investments Sold...................................     563,125
 Receivable for Portfolio Shares Sold..............................      68,841
 Dividends Receivable..............................................       1,510
 Interest Receivable...............................................         248
 Other Assets......................................................       1,043
-------------------------------------------------------------------------------
  Total Assets.....................................................  33,643,183
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................      90,150
 Payable for Investment Advisory Fees..............................      20,981
 Payable for Administrative Fees...................................       8,159
 Payable for Custodian Fees........................................       5,753
 Payable for Directors' Fees.......................................         691
 Other Liabilities.................................................      29,058
-------------------------------------------------------------------------------
  Total Liabilities................................................     154,792
-------------------------------------------------------------------------------
NET ASSETS......................................................... $33,488,391
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $27,348,382
 Accumulated Net Realized Gain.....................................   3,180,918
 Unrealized Appreciation...........................................   2,959,091
-------------------------------------------------------------------------------
NET ASSETS......................................................... $33,488,391
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   2,128,582
 Net Asset Value, Offering and Redemption Price Per Share.......... $     15.73
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest............................................................ $   92,600
 Dividends...........................................................     63,144
---------------------------------------------------------------------------------
  Total Income.......................................................    155,744
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B....................................    197,797
 Administrative Fees--Note C.........................................     88,251
 Registration and Filing Fees........................................     21,202
 Printing Fees.......................................................     18,773
 Custodian Fees--Note D..............................................     14,239
 Audit Fees..........................................................     12,286
 Directors' Fees--Note G.............................................      2,958
 Other...............................................................      7,264
---------------------------------------------------------------------------------
  Total Expenses.....................................................    362,770
 Expense Offset--Note A..............................................     (1,900)
---------------------------------------------------------------------------------
  Net Expenses.......................................................    360,870
---------------------------------------------------------------------------------
NET INVESTMENT LOSS..................................................   (205,126)
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.....................................  3,396,281
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS....    733,634
---------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS........................................  4,129,915
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $3,924,789
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss.................................. $  (205,126) $   (84,315)
 Net Realized Gain....................................   3,396,281    3,474,879
 Net Change in Unrealized Appreciation/Depreciation...     733,634    1,698,396
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   3,924,789    5,088,960
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................         --        (4,212)
 In Excess of Net Investment Income...................         --        (4,272)
 Net Realized Gain....................................  (3,317,853)         --
--------------------------------------------------------------------------------
  Total Distributions.................................  (3,317,853)      (8,484)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................  13,453,557    5,696,673
       --In Lieu of Cash Distributions................   3,273,715        8,484
 Redeemed.............................................  (2,755,914)    (162,961)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........  13,971,358    5,542,196
--------------------------------------------------------------------------------
 Total Increase.......................................  14,578,294   10,622,672
Net Assets:
 Beginning of Period..................................  18,910,097    8,287,425
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $0 and $0, respectively).................. $33,488,391  $18,910,097
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued......................................     865,521      458,928
   In Lieu of Cash Distributions......................     242,677          794
   Shares Redeemed....................................    (171,457)     (11,639)
--------------------------------------------------------------------------------
                                                           936,741      448,083
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       JULY 1,
                                        YEARS ENDED OCTOBER 31,       1994** TO
                                        -----------------------      OCTOBER 31,
                                           1996          1995           1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $     15.87   $     11.14      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).........        (0.10)        (0.07)       0.01
 Net Realized and Unrealized Gain.....         2.73          4.81        1.13
--------------------------------------------------------------------------------
  Total From Investment Operations....         2.63          4.74        1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................          --          (0.01)        --
 In Excess of Net Investment Income...          --          (0.00)#       --
 Net Realized Gain....................        (2.77)          --          --
--------------------------------------------------------------------------------
  Total Distributions.................        (2.77)        (0.01)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $     15.73   $     15.87      $11.14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..........................        19.43 %       42.59 %+    11.40%+
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).  $    33,488   $    18,910      $8,287
Ratio of Expenses to Average Net As-
 sets.................................         1.37 %        1.40 %      1.40%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets................        (0.78)%       (0.63)%      0.30%*
Portfolio Turnover Rate...............          181 %         180 %         5%
Average Commission Rate##.............  $    0.0509           N/A         N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share.....          N/A   $      0.01      $ 0.05
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.....         1.37 %        1.40 %       N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # Value is less than 0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


    The accompanying notes are an integral part of the financial statements.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Rice, Hall, James Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $205,126 to increase net operating losses, with a decrease to accumulated net realized gain of $205,126.

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $54,066 from the Portfolio as Administrator of which $47,242 was paid to CGFSC for their services.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,185 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $4,122, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $54,572,752 and sales of $44,756,659 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 9, 1996



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the year ended October 31, 1996, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 1.1%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                            C & B EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS


Norton H. Reamer             William H. Park
Director, President          Vice President
and Chairman


John T. Bennett, Jr.         Michael E. DeFao
Director                     Secretary


Philip D. English            Karl O. Hartmann
Director                     Assistant Secretary


William A. Humenuk           Gary L. French
Director                     Treasurer


Peter M. Whitman, Jr.        Robert R. Flaherty
Director                     Assistant Treasurer



-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                 C & B EQUITY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholder:

The following report provides a detailed description of the securities held and statement of operations for the Cooke & Bieler Equity Portfolio for the fiscal year ended October 31, 1996.

For the just completed fiscal year, the Cooke & Bieler Equity Portfolio underperformed its benchmark index, the S&P 500 Index. Over this period, the Cooke & Bieler Equity Portfolio rose 21.99% versus 24.08% for the S&P 500 Index. Given our "high quality/low risk" philosophy and given the generous returns from last year, these results are responsible, and consistent with our philosophy.

As of October 31, 1996, common stocks represented 95% with cash reserves being 5%.

U.S. equity prices continued to benefit from low inflation, low but stable economic growth, and low interest rates. To Cooke & Bieler, these favorable conditions have spawned a number of "excesses". Retail money flows into "aggressive growth" and riskier funds continue at a high rate. The calendar for new stock offerings is quite busy. Overall market valuations appear high as evidenced by the extremely low dividend yield on the S&P 500. All of these factors make Cooke & Bieler cautious about the future.

Cooke & Bieler continues to employ an investment process designed to help produce good relative results in flat and down markets. The strong fundamental characteristics of the companies held in the Cooke & Bieler Equity Portfolio should provide downside protection if equity prices weaken. These high quality characteristics include (1) balance sheet strength, (2) high levels of return on equity and return on assets, (3) consistent and predictable growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

                                          Respectfully submitted,

                                          /s/ Peter A. Thompson

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Perfomance Comparison
--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
     C & B EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

-----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN**
    FOR PERIOD ENDED OCTOBER 31, 1996
-----------------------------------------
  1 YEAR      5 YEAR     SINCE 5/15/90*
  21.99%      12.45%         13.58%
-----------------------------------------


                        A                         B
              C & B Equity Portfolio        S & P 500 Index
 5/15/90*                        10,000                 10,000
10/31/90                          9,738                  9,200
10/31/91                         12,708                 11,000
10/31/92                         14,070                 12,000
10/31/93                         14,599                 14,383
10/31/94                         15,280                 14,938
10/31/95                         18,684                 18,883
10/31/96                         22,793                 23,430

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations
** Total return reflects fees waived and expenses assumed by the Adviser.
   Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.1%)
 Boeing Co.................................................  21,600 $  2,060,100
 Raytheon Co. ............................................. 132,000    6,501,000
                                                                    ------------
                                                                       8,561,100
--------------------------------------------------------------------------------
AUTOMOTIVE (6.9%)
 Cooper Tire & Rubber Co................................... 105,600    2,072,400
 Eaton Corp................................................  60,000    3,585,000
 Genuine Parts Co.......................................... 136,000    5,950,000
                                                                    ------------
                                                                      11,607,400
--------------------------------------------------------------------------------
BANKS (1.6%)
 Wachovia Corp.............................................  51,700    2,778,875
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.3%)
 McCormick & Co., Inc......................................  89,700    2,164,012
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (6.9%)
 Donnelley (R.R.) & Sons Co................................  73,500    2,232,563
 McGraw-Hill Cos., Inc.....................................  99,100    4,645,312
 Readers Digest Association, Inc., Class A (Non-Voting).... 133,000    4,738,125
                                                                    ------------
                                                                      11,616,000
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.9%)
 Cooper Industries, Inc....................................  64,000    2,576,000
 Dover Corp................................................ 146,000    7,500,750
                                                                    ------------
                                                                      10,076,750
--------------------------------------------------------------------------------
CHEMICALS (2.1%)
 Eastman Chemical Co.......................................  66,500    3,507,875
--------------------------------------------------------------------------------
CONSTRUCTION (3.1%)
 Sherwin-Williams Co....................................... 106,000    5,313,250
--------------------------------------------------------------------------------
CONSUMER DURABLES (6.2%)
 Corning, Inc.............................................. 144,000    5,580,000
 Rubbermaid, Inc. ......................................... 105,000    2,441,250
 Service Corp. International...............................  84,800    2,416,800
                                                                    ------------
                                                                      10,438,050
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (6.3%)
 Avon Products, Inc........................................  85,000 $  4,611,250
 Hasbro, Inc............................................... 103,000    4,004,125
 International Flavors & Fragrances, Inc...................  50,000    2,068,750
                                                                    ------------
                                                                      10,684,125
--------------------------------------------------------------------------------
ELECTRONICS (4.3%)
 AMP, Inc..................................................  50,000    1,693,750
 Grainger (W.W.), Inc. ....................................  36,700    2,720,388
 Motorola, Inc.............................................  60,600    2,787,600
                                                                    ------------
                                                                       7,201,738
--------------------------------------------------------------------------------
ENERGY (10.7%)
 Burlington Resources, Inc. ...............................  92,800    4,674,800
 Exxon Corp. ..............................................  69,000    6,115,125
 Royal Dutch Petroleum Co. ................................  44,000    7,276,500
                                                                    ------------
                                                                      18,066,425
--------------------------------------------------------------------------------
FINANCIAL SERVICES (14.4%)
 EXEL Ltd.................................................. 119,000    4,522,000
 MBIA, Inc.................................................  54,000    4,785,750
 Marsh & McLennan Cos., Inc................................  74,000    7,705,250
 State Street Boston Corp.................................. 117,000    7,414,875
                                                                    ------------
                                                                      24,427,875
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.5%)
 Whitman Corp.............................................. 177,000    4,292,250
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (7.1%)
 International Business Machines Corp......................  39,300    5,069,700
 Pitney Bowes, Inc.........................................  76,600    4,280,025
 Xerox Corp................................................  58,000    2,689,750
                                                                    ------------
                                                                      12,039,475
--------------------------------------------------------------------------------
PAPER & PACKAGING (3.0%)
 Union Camp Corp........................................... 103,000    5,021,250
--------------------------------------------------------------------------------
PHARMACEUTICALS (7.5%)
 Bristol-Myers Squibb Co...................................  47,800    5,054,850
 Schering-Plough Corp...................................... 119,500    7,648,000
                                                                    ------------
                                                                      12,702,850
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $125,908,110)....................          160,499,300
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.4%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $9,055,403,
  collateralized by $8,751,691 of various
  U.S. Treasury Notes, 5.875%-7.75%, due from 3/31/99-
  11/30/99,
  valued at $9,054,021 (COST $9,054,000).............. $9,054,000 $  9,054,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $134,962,110) (A)....             169,553,300
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)..................                (508,958)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $169,044,342
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $135,217,033. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $34,336,267. This consisted of aggregate gross unrealized appreciation for all securities of $37,496,591 and aggregate gross unrealized depreciation for all securities of $3,160,324.

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $134,962,110
                                                                   ============
 Investments, at Value............................................ $169,553,300
 Receivable for Investments Sold..................................      589,907
 Dividends Receivable.............................................      266,010
 Interest Receivable..............................................        1,403
 Other Assets.....................................................        7,113
-------------------------------------------------------------------------------
  Total Assets....................................................  170,417,733
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................    1,178,130
 Payable for Investment Advisory Fees.............................       90,565
 Payable to Custodian.............................................       39,472
 Payable for Administrative Fees..................................       20,331
 Payable for Custodian Fees.......................................       14,827
 Payable for Directors' Fees......................................        1,195
 Other Liabilities................................................       28,871
-------------------------------------------------------------------------------
  Total Liabilities...............................................    1,373,391
-------------------------------------------------------------------------------
NET ASSETS........................................................ $169,044,342
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $ 94,855,106
 Undistributed Net Investment Income..............................      350,040
 Accumulated Net Realized Gain....................................   39,248,006
 Unrealized Appreciation..........................................   34,591,190
-------------------------------------------------------------------------------
NET ASSETS........................................................ $169,044,342
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................    9,449,210
 Net Asset Value, Offering and Redemption Price Per Share......... $      17.89
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                            YEAR ENDED
                            OCTOBER 31,
                               1996
----------------------------------------
INVESTMENT INCOME
 Dividends................  $ 5,229,845
 Interest.................      641,064
----------------------------------------
  Total Income............    5,870,909
----------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B............    1,345,533
 Administrative Fees--Note
  C.......................      271,427
 Registration and Filing
  Fees....................       18,263
 Custodian Fees--Note D...       19,325
 Legal Fees...............       16,904
 Audit Fees...............       15,729
 Insurance................       12,520
 Printing Fees............       12,282
 Directors' Fees--Note G..        6,995
 Other Expenses...........       14,137
----------------------------------------
  Total Expenses..........    1,733,115
 Expense Offset--Note A...       (1,595)
----------------------------------------
  Net Expenses............    1,731,520
----------------------------------------
NET INVESTMENT INCOME.....    4,139,389
----------------------------------------
NET REALIZED GAIN ON IN-
 VESTMENTS................   45,211,776
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........   (3,731,843)
----------------------------------------
NET GAIN ON INVESTMENTS...   41,479,933
----------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERA-
 TIONS....................  $45,619,322
----------------------------------------
----------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $  4,139,389  $  5,342,519
 Net Realized Gain..................................   45,211,776    14,986,130
 Net Change in Unrealized Appreciation/Depreciation.   (3,731,843)   25,575,432
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................   45,619,322    45,904,081
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................   (4,276,922)   (5,400,549)
 Net Realized Gain..................................  (11,481,231)          --
--------------------------------------------------------------------------------
  Total Distributions...............................  (15,758,153)   (5,400,549)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   16,594,738    36,110,998
      --In Lieu of Cash Distributions...............   14,951,054     4,790,791
 Redeemed........................................... (138,175,569)  (44,529,500)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions ..... (106,629,777)   (3,627,711)
--------------------------------------------------------------------------------
 Total Increase (Decrease)..........................  (76,768,608)   36,875,821
Net Assets:
 Beginning of Period................................  245,812,950   208,937,129
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income
  of $350,040 and $487,573, respectively)........... $169,044,342  $245,812,950
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................      987,019     2,478,715
  In Lieu of Cash Distributions.....................      944,442       333,851
  Shares Redeemed...................................   (8,159,088)   (3,047,394)
--------------------------------------------------------------------------------
                                                       (6,227,627)     (234,828)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                               ------------------------------------------------
                                 1996      1995      1994      1993      1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  15.68  $  13.13  $  13.06  $  13.29  $  12.33
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income.......      0.36      0.34      0.31      0.28      0.29
 Net Realized and Unrealized
  Gain.......................      2.94      2.55      0.28      0.24      1.02
--------------------------------------------------------------------------------
  Total From Investment Oper-
   ations....................      3.30      2.89      0.59      0.52      1.31
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......     (0.35)    (0.34)    (0.30)    (0.26)    (0.30)
 Net Realized Gain...........     (0.74)      --      (0.18)    (0.49)    (0.05)
 In Excess of Net Realized
  Gain.......................       --        --      (0.04)      --        --
--------------------------------------------------------------------------------
  Total Distributions........     (1.09)    (0.34)    (0.52)    (0.75)    (0.35)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  17.89  $  15.68  $  13.13  $  13.06  $  13.29
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.................     21.99%    22.28%     4.67%     4.05%    10.68%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $169,044  $245,813  $208,937  $209,153  $112,763
Ratio of Expenses to Average
 Net Assets..................      0.81%     0.79%     0.82%     0.82%     0.83%
Ratio of Net Investment
 Income to Average Net
 Assets......................      1.92%     2.35%     2.39%     2.28%     2.27%
Portfolio Turnover Rate......        29%       42%       46%       21%       45%
Average Commission Rate #....  $ 0.0508       N/A       N/A       N/A       N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................      0.80%     0.78%      N/A       N/A       N/A
--------------------------------------------------------------------------------

 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                            C & B EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                            C & B EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $5,050,615 to decrease accumulated net realized gain, with an increase to paid in capital of $5,050,615.

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an

                            C & B EQUITY PORTFOLIO
affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $143,906 from the Portfolio as Administrator of which $102,776 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $127,521 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $10,599, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $59,975,837 and sales of $173,242,732 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio sales figure includes $21,284,900 of in-kind transactions which resulted in a realized gain of $5,102,871. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996 the Portfolio had no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C&B Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C&B Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C&B Equity Portfolio hereby designates $11,481,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100.0%.

-------------------------------------------------------------------------------

                UAM FUNDS SAMI PREFERRED STOCK INCOME PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                   William H. Park
Director, President and Chairman                   Vice President

                                                   Michael E. DeFao
John T. Bennett, Jr.                               Secretary
Director
                                                   Karl O. Hartmann
Philip D. English                                  Assistant Secretary
Director
                                                   Gary L. French
William A. Humenuk                                 Treasurer
Director

                                                   Robert R. Flaherty
Peter M. Whitman, Jr.                              Assistant Treasurer
Director

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Spectrum Asset Management, Inc.
 Four High Ridge Park
 Stamford, CT 06905

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                    SAMI
                               PREFERRED STOCK
                               INCOME PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

DEAR SHAREHOLDER:

The net assets of the SAMI Preferred Stock Income Portfolio (the "Portfolio") declined during the period beginning November 1, 1995 and ended October 31, 1996 from $33.8 million to $27.5 million. The shareholder redemptions during the fiscal year were primarily the result of a shift in asset allocations that more favorably weighted higher risk profiles than that of the Portfolio.

The Portfolio's total return for the quarter ended October 31, 1996 was 2.63% compared to 1.36% for the one year U.S. Treasury Bill Index. The Portfolio's total return for the fiscal year ended October 31, 1996 was 8.17% compared to 5.34% for the one year U.S. Treasury Bill Index and 6.01% for the Salomon 1-3 year Treasury Index. On a taxable equivalent basis, corporate tax paying investors qualifying for the 70% Dividends Received Deduction (DRD) would have needed a 3.21% return for the quarter and 10.82% for the fiscal year in order to achieve the same after tax return earned on the Portfolio.

The Portfolio's performance exceeded the benchmarks due primarily to two strategic adjustments. In late 1994, we adjusted our hedging strategy to include the use of options on treasury futures for certain stocks that either lack convexity or have short durations. Although the cost of options can be expensive in a flat interest rate environment, the use of options was very effective during the fiscal year given the volatility of interest rates (the 30 year treasury bond started the period yielding 6.30% on 11/1/95, reached a low of 5.95% on 12/29/95, a high of 7.25% on 6/12/96 and ended on 10/31/96 at
6.61%). The second strategic adjustment was to alter the make up of the Portfolio by shifting holdings into stocks with full convexity. Given the strong technicals in the preferred stock market, we wanted stocks that had ample upside potential in order to take advantage of the spreads tightening relative to our hedge. An additional boost came from this strategy as stocks held during the fiscal year were called, tendered for, or exchanged at a premium to market value. We believe there is potential for more tightening of spreads and for more stocks being called, tendered or exchanged in the upcoming fiscal year.

Looking ahead, although we expect a continuation of strong technicals in the preferred stock market, the issue of a change in the DRD is still very real. Currently, the White House has two proposals on the table: a change in the DRD from 70% to 50% and the possibility of certain future preferred stock issuance having no DRD. The latter proposal would grandfather existing issues at some level, whether it be 50%, 70%, or somewhere in between is unknown. Given the election results, our lawyers in Washington believe the Republican Congress will fight any proposed change strongly, although when it comes to politics, one can never feel too confident. We will continue our proactive approach to the issue.

Respectfully,

/s/ Scott T. Fleming                      /s/ Mark A. Lieb

Scott T. Fleming                          Mark A. Lieb
Chairman                                  President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
================================================================================
COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE SAMI PREFERRED STOCK INCOME PORTFOLIO, THE SALOMON BROTHERS 1-3 YEAR TREASURY INDEX AND THE 1 YEAR U.S. TREASURY BILL.

                           [LINE GRAPH APPEARS HERE]

                      --------------------------------------
                         Average Annual Total Return**
                         For Period Ended October 31, 1996
                      --------------------------------------
                           1 Year         Since 6/23/92*
                      --------------------------------------
                            8.17%              4.73%
                      --------------------------------------


        Label             A                B                    C
--------------------------------------------------------------------------------
Label              SAMI Preferred   Salomon 1-3 Year   1 Year U.S Treasury
--------------------------------------------------------------------------------
    1  6/23/92*             10000              10000                 10000
--------------------------------------------------------------------------------
    2    10/31/92           10166              10345                 10108
--------------------------------------------------------------------------------
    3    10/31/93           10726              10941                 10448
--------------------------------------------------------------------------------
    4    10/31/94           10603              11069                 10929
--------------------------------------------------------------------------------
    5    10/31/95           11310              12038                 11581
--------------------------------------------------------------------------------
    6    10/31/96           12234              12761                 12199
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, the total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                      Definition of the Comparative Index
                      -----------------------------------

The Salomon Brothers 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Please note that one cannot invest in an unmanaged index.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
PREFERRED STOCKS (97.1%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (10.8%)
 BankAmerica Corp., Series K, 8.375%.........................  20,000 $ 520,000
 Chase Manhattan Corp.-New, Series M, 8.40%..................  10,000   261,250
 Fleet Financial Group, Inc., Series VI, 6.75%...............  10,000   501,250
 Household International, Series 92-A, 8.25%.................  43,000 1,171,750
 Morgan Stanley Group, Inc., 7.75%...........................   5,000   262,500
 Republic NY Corp., Series C, $1.94..........................  10,300   260,590
                                                                      ---------
                                                                      2,977,340
-------------------------------------------------------------------------------
INDUSTRIAL (3.1%)
 Ford Motor Co., Series B, 8.25%.............................  31,700   859,863
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.7%)
 McDonald's Corp., Series E, 7.72%...........................  17,700   457,987
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.8%)
 GTE Florida, Inc., Series A, $1.25..........................  10,750   204,519
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (80.7%)
 Alabama Power Co., 4.52%....................................   4,465   311,434
 Alabama Power Co., 6.40%....................................  13,600   327,828
 Appalachian Power Co., 7.80%................................   3,500   370,125
 Atlantic City Electric Co., 4.75%...........................   8,800   611,600
 Baltimore Gas & Electric Co., 6.99%.........................  11,000 1,157,750
 Central Illinois Light Co., 5.85%...........................  10,000 1,012,500
 Empire District Electric Co., 8.125%........................ 115,365 1,211,333
 Florida Power & Light Co., Series U, 6.75%..................  11,000 1,150,875
 Georgia Power Co., $4.92....................................   6,210   465,905
 Gulf Power Co., 5.16%.......................................   1,638   125,962
 Hawaiian Electric Co., Series R, 8.75%......................   5,270   554,668
 Indiana Michigan Power Co., 6.875%..........................   5,000   526,250
 Indianapolis Power & Light Co., 8.20%.......................   7,310   741,965
 Jersey Central Power & Light Co., 8.65%.....................   2,500   261,875
 Kentucky Utility Co., 6.53%.................................  12,330 1,246,871
 Montana Power Co., $6.875...................................  10,500 1,084,125
 NICOR, Inc., 4.48%..........................................  28,000 1,106,000
 Pacific Enterprises, Inc., $4.36............................  21,130 1,420,993
 Phillips Gas Co., Series A, 9.32%...........................  44,340 1,152,840
 PSI Energy Co., 6.875%......................................  11,900 1,246,525
 Public Service Electric & Gas Co., 4.08%....................  14,615   906,495
 Puget Sound Power & Light Co., 4.84%........................   3,200   255,200

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (CONTINUED)
 Southern California Edison Co., 4.24%...................   76,300  $ 1,266,580
 Southern California Edison Co., 6.05%...................    5,000      498,750
 Union Electric Co., $4.56...............................   15,800    1,102,050
 UtiliCorp United, Inc., $2.05...........................    2,200       56,210
 Virginia Electric & Power Co., $7.05....................    7,500      796,875
 Wisconsin Power & Light Co., 4.76%......................    6,300      472,657
 WPS Resources Corp., 6.88%..............................    7,500      774,375
                                                                    -----------
                                                                     22,216,616
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $25,290,776)                            26,716,325
-------------------------------------------------------------------------------
                                                           NO. OF
                                                          CONTRACTS
-------------------------------------------------------------------------------
PURCHASED PUT OPTIONS (0.4%)
-------------------------------------------------------------------------------
 *U.S. Treasury Bond expiring 3/1/97, strike price $108..       10        9,062
 *U.S. Treasury Bond expiring 3/1/97, strike price $110..        2        2,906
 *U.S. Treasury Bond expiring 3/1/97, strike price $112..       38       85,500
-------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS (COST $108,997)..................                97,468
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
  11/1/96, to be repurchased at $255,040, collateralized
  by $246,486 of various U.S. Treasury Notes, 5.875%-
  7.75%, due 3/31/99-11/30/99, valued at $255,000
  (COST $255,000)........................................ $255,000      255,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (COST $25,654,773)(A)..........            27,068,793
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)......................               459,169
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................           $27,527,962
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non-Income Producing Security.
(a) The cost for federal income tax purposes was $25,654,773. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,414,020. This consisted of aggregate gross unrealized appreciation for all securities of $1,468,766 and aggregate gross unrealized depreciation for all securities of $54,746.

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $25,654,773
                                                                   ===========
 Investments, at Value............................................ $27,068,793
 Cash.............................................................         917
 Margin Deposit on Futures Contracts..............................     400,000
 Dividends Receivable.............................................     161,661
 Other Assets.....................................................       1,177
-------------------------------------------------------------------------------
  Total Assets....................................................  27,632,548
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Daily Variation Margin on Futures....................      53,031
 Payable for Investment Advisory Fees.............................       9,448
 Payable for Administrative Fees..................................       7,119
 Payable for Custodian Fees.......................................       2,643
 Payable for Directors' Fees......................................         698
 Other Liabilities................................................      31,647
-------------------------------------------------------------------------------
  Total Liabilities...............................................     104,586
-------------------------------------------------------------------------------
NET ASSETS........................................................ $27,527,962
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $34,065,466
 Undistributed Net Investment Income..............................     155,978
 Accumulated Net Realized Loss....................................  (7,469,566)
 Unrealized Appreciation..........................................     776,084
-------------------------------------------------------------------------------
NET ASSETS........................................................ $27,527,962
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   2,946,997
 Net Asset Value, Offering and Redemption Price Per Share......... $      9.34
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................................           $ 2,332,441
 Interest.................................................               106,435
---------------------------------------------------------------------------------
  Total Income............................................             2,438,876
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................................. $234,191
  Less: Fees Waived.......................................  (60,615)     173,576
                                                           --------
 Administrative Fees--Note C..............................                85,405
 Printing Fees............................................                24,194
 Registration and Filing Fees.............................                17,554
 Audit Fees...............................................                12,857
 Custodian Fees--Note D...................................                 7,567
 Directors' Fees--Note G..................................                 3,034
 Legal Fees...............................................                 2,767
 Other Expenses...........................................                 7,216
---------------------------------------------------------------------------------
  Total Expenses..........................................               334,170
 Expense Offset--Note A...................................                  (755)
---------------------------------------------------------------------------------
  Net Expenses............................................               333,415
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................             2,105,461
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments..............................................               813,992
 Futures..................................................              (234,255)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)............................               579,737
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments..............................................              (544,896)
 Futures..................................................               465,000
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..               (79,896)
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS......               499,841
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......           $ 2,605,302
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  2,105,461  $  3,867,442
 Net Realized Gain (Loss)............................       579,737    (6,100,707)
 Net Change in Unrealized Appreciation/Depreciation..       (79,896)    5,514,224
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................     2,605,302     3,280,959
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (2,176,090)   (4,279,000)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................     4,747,638     4,051,752
   --In Lieu of Cash Distributions...................     1,740,608     4,248,750
 Redeemed............................................   (13,178,408)  (64,734,168)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.......    (6,690,162)  (56,433,666)
----------------------------------------------------------------------------------
 Total Decrease......................................    (6,260,950)  (57,431,707)
Net Assets:
 Beginning of Period.................................    33,788,912    91,220,619
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $155,978 and $226,607, respective-
  ly)................................................  $ 27,527,962  $ 33,788,912
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................       515,084       443,571
 In Lieu of Cash Distributions.......................       191,511       465,772
 Shares Redeemed.....................................    (1,428,353)   (7,063,332)
----------------------------------------------------------------------------------
                                                          (721,758)    (6,153,989)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     JUNE 23,
                               YEARS ENDED OCTOBER 31,                1992**
                           ------------------------------------   TO OCTOBER 31,
                            1996      1995     1994      1993          1992
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  9.21   $  9.29  $  9.98   $ 10.09      $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...     0.58      0.67     0.60      0.60         0.14
 Net Realized and
  Unrealized Gain (Loss).     0.14     (0.08)   (0.71)    (0.07)        0.03
--------------------------------------------------------------------------------
  Total From Investment
   Operations............     0.72      0.59    (0.11)     0.53         0.17
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...    (0.59)    (0.67)   (0.58)    (0.61)       (0.08)
 In Excess of Net
  Realized Gain..........      --        --       --      (0.03)         --
--------------------------------------------------------------------------------
  Total Distributions....    (0.59)    (0.67)   (0.58)    (0.64)       (0.08)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................  $  9.34   $  9.21  $  9.29   $  9.98      $ 10.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.............     8.17%+    6.67%   (1.15)%    5.47%+       1.70%+
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $27,528   $33,789  $91,221   $49,671      $23,904
Ratio of Expenses to
 Average Net Assets......     0.99%     0.98%    0.89%     0.82%        0.97%*
Ratio of Net Investment
 Income to Average Net
 Assets..................     6.26%     7.03%    6.45%     6.10%        6.36%*
Portfolio Turnover Rate..       77%       44%      65%      144%          16%
Average Commission Rate
 #.......................  $0.0302       N/A      N/A       N/A          N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share.......  $  0.02       N/A      N/A   $  0.01      $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................     0.99%     0.98%     N/A       N/A          N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The SAMI Preferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the SAMI Preferred Stock Income Portfolio is to provide a high level of dividend income consistent with capital preservation.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Exchange listed preferred securities for which market quotations are readily available may be valued at the last quoted sales price as of the close of business on the day the valuation is made by the primary exchange on which the securities are traded. Under procedures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market or if there is no actively quoted market price, the securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996, the Portfolio had available $8,119,031 of capital loss carryover for Federal income tax purposes, which will expire October 31, 2003. For the year ended October 31, 1996, the Portfolio utilized capital loss carryovers for Federal income tax purposes of $1,123,458.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1996:

                                                                            NET UNREALIZED
                                        NUMBER OF  AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                            CONTRACTS FACE VALUE      DATE      (DEPRECIATION)
   ---------                            --------- ----------- ------------- --------------
   Sales:
   U.S. Treasury Long Bond.............    119    $13,447,000 December 1996   $(552,469)
   U.S. Treasury 10 Year Note..........     25      2,740,625 December 1996     (85,467)
                                                                              ---------
                                                                              $(637,936)
                                                                              =========

  5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net

                     SAMI PREFERRED STOCK INCOME PORTFOLIO
assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.99% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $51,355 from the Portfolio as Administrator of which $40,294 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,050 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the bank aggregated $1,830, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $23,859,288 and sales of $26,913,454 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. CONCENTRATION OF CREDIT: The Portfolio invests primarily in preferred and fixed income securities in the utilities industry. The Portfolio is more susceptible to economic factors adversely affecting the utilities industry than portfolios that are not concentrated in this industry to the same extent.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1996, 87.5% of total shares outstanding were held by 5 record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio placed a portion of its portfolio transactions with the Adviser, which is a registered broker/dealer. The commissions paid to the Adviser for the year ended October 31, 1996 amounted to $20,605. For the year ended October 31, 1996 the Adviser waived a portion of its commissions, amounting to $11,745 for the Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
SAMI Preferred Stock Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SAMI Preferred Stock Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 100.0%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               SIRACH PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer        William H. Park
Director, President     Vice President
and Chairman
                        Michael E. DeFao
John T. Bennett, Jr.    Secretary
Director
                        Karl O. Hartmann
Philip D. English       Assistant Secretary
Director
                        Gary L. French
William A. Humenuk      Treasurer
Director
                        Robert R. Flaherty
Peter M. Whitman, Jr.   Assistant Treasurer
Director
-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Sirach Capital Management, Inc.
 3323 One Union Square
 Seattle, Washington 98101
-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                    SIRACH
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Sirach Special Equity Portfolio...........................................  11
  Sirach Growth Portfolio...................................................  15
  Sirach Strategic Balanced Portfolio.......................................  19
  Sirach Fixed Income Portfolio.............................................  26
  Sirach Short-Term Reserves Portfolio......................................  29
  Sirach Equity Portfolio...................................................  31
Statement of Assets and Liabilities.........................................  36
Statement of Operations.....................................................  38
Statement of Changes in Net Assets
  Sirach Special Equity Portfolio...........................................  40
  Sirach Growth Portfolio...................................................  41
  Sirach Strategic Balanced Portfolio.......................................  42
  Sirach Fixed Income Portfolio.............................................  43
  Sirach Short-Term Reserves Portfolio......................................  44
  Sirach Equity Portfolio...................................................  45
Financial Highlights
  Sirach Special Equity Portfolio...........................................  46
  Sirach Growth Portfolio...................................................  47
  Sirach Strategic Balanced Portfolio.......................................  48
  Sirach Fixed Income Portfolio.............................................  49
  Sirach Short-Term Reserves Portfolio......................................  50
  Sirach Equity Portfolio...................................................  51
Notes to Financial Statements...............................................  52
Report of Independent Accountants...........................................  59

--------------------------------------------------------------------------------

Dear Shareholders:

The fiscal year ended October 31, 1996 was a positive period for capital markets. The outlook of market participants regarding the economy and inflation waffled throughout the year. At times there were fears of a too slow economy alternately followed by fears of impending inflation and certain tightening by the Federal Reserve Board of Governors. In the end, the Fed stood pat, the economy remained in a slow growth mode, and inflation continued subdued.

We continue to expect more of the same. In this environment of slow economic growth, companies that can deliver high, consistent earnings growth should be rewarded. Our stock selection process attempts to identify such growth companies.

                        SIRACH SPECIAL EQUITY PORTFOLIO

The above average market returns experienced in 1995 continued in fiscal 1996 with large cap stocks easily outpacing small and mid-cap stocks for the third year in a row. The Dow Jones Industrial Average gained 30.00% and the S&P 500 Index advanced 24.08%. Both the S&P Mid-Cap 400 Index and the Russell 2000 Small-Cap Index lagged returning 17.35% and 16.61%, respectively. The Sirach Special Equity Portfolio Institutional Class Shares ended the year with a solid 23.62% net return and net assets of $441.3 million. The Institutional Service Class Shares gained 8.65% since inception on March 22, 1996 with net assets of $1.0 million at October 31, 1996.

The outperformance of the portfolio relative to its small and mid-cap benchmarks can primarily be attributed to good stock selection in the Technology (which includes Computer Software, Technology and
Telecommunications), Environmental and Services sectors. Exposure to the Finance sector which was second only to the Energy sector in terms of sector performance in the S&P Mid-Cap 400 Index helped as well.

Our largest sector continues to be Technology and despite being the second worst performing group in the S&P Mid-Cap 400 Index over the year, still contributed the greatest to our outperformance. The fact that the Technology sector over the fiscal year was only up 6% year over year masks the extreme volatility the group experienced. The group had monthly swings of up as much as 14% and down as much as 12%. Our ranking process focused us during these swings and we took advantage of pullbacks in the highest quality companies. Our Technology stocks returned 30% over the year. Technology will continue to be our largest sector going into 1997 as there are many new major technology upgrade cycles accelerating through next year.

Our Environmental and Services sectors performed extremely well and were up over 50% for the year. We positioned ourselves in the leading highest quality, best capitalized, and most efficient providers of services who are consolidating the markets they serve. Several stocks in these two industries also benefited from the global trend towards outsourcing work to companies specializing in a particular skill-set who can perform the work more efficiently. Companies will also outsource simply because of their desire to turn a fixed cost into a variable cost.

Healthcare (which includes Healthcare and Pharmaceuticals), our second largest sector, was the worst performing group in the S&P Mid-Cap 400 Index (down 6%), however good stock selection caused the group to have a neutral effect on relative performance. The 1996 elections and its impact on the makeup of Congress has caused a lot of fear and uncertainty with investors as to the shape of healthcare reform due in 1997. This has pressured price-earnings multiples across the sector.

With the election now behind us, some of this uncertainty should lift as the country has moved to the middle on many issues including healthcare reform. As Congress and HMOs focus on controlling provider costs, our focus will be on the most efficient and inventive companies, those that can demonstrate how they are saving the healthcare system money.

Our underweighting in the top performing Energy sector impaired our performance the most though Energy is only 6.5% of the S&P Mid-Cap 400 Index. It is often difficult to find companies in cyclical industries that meet our requirements for consistent earnings growth, accelerating earnings and potential positive earnings surprise. As a consequence, we will rarely overweight a cyclical industry.

                            SIRACH GROWTH PORTFOLIO

The Sirach Growth Portfolio Institutional Class Shares ended fiscal 1996 with net assets of $129 million. The twelve months ended October 31, 1996 were a strong period for large capitalization stocks. The Portfolio's Institutional Class Shares returned 24.52% for the year, slightly ahead of the S&P 500 Index return of 24.08%. This return compares favorably with the performance experienced in small and midcap stocks. Small stocks as measured by the Russell 2000 Index returned 16.61% and mid-cap issues represented by the S&P Mid-Cap 400 Index were up 17.35%. The Institutional Service Class Shares gained 9.87% since inception on March 22, 1996 with net assets of $14.4 million at October 31, 1996.

Our sector allocations remained quite stable during the course of the year. Our three largest weightings are Finance, Consumer Cyclical, and Technology. Coincidentally, these were also the largest holdings as we began the year. Our emphasis on these sectors has served us well, especially Finance and Technology which have been strong market performers amongst large cap stocks. We continue to be attracted to the characteristics displayed by companies in these sectors. The slowly expanding economy with low inflation and low interest rates is positive for financial company earnings. Technology companies benefit from continued pressure on businesses to reduce costs and improve productivity. As our mid-year letter indicated, we have emphasized software and services companies. Our stock selection process attempts to identify companies with accelerating earnings with good opportunities for positive earnings surprises. This helped us avoid much of the steep declines amongst semiconductor stocks as their earnings suffered due to supply/demand imbalances. Also of note as a strong contributor to performance is the Capital Goods sector. Our holdings here have emphasized electrical equipment, aerospace, and environmental companies. These firms benefit from strong operating efficiencies, the current airplane replacement and refurbishment cycle, and consolidation.

Our largest underweightings relative to the S&P 500 Index continue to be Energy and Utilities. The relatively low allocation to Energy has been detrimental to portfolio performance during the last quarter of the fiscal year. Oil prices were strongly driven by decent demand and somewhat constrained supply. As we have noted in previous letters, Energy companies have difficulty meeting the earnings criteria we seek through our screening process. We continue to search for opportunities in this area and have begun to see some energy stocks emerging. Conversely, our low holdings in Utilities have been beneficial as this group has been one of the poorest performers in the market. Though the Transportation sector is only slightly underweight relative to the index, we did reduce our holdings by eliminating our positions in the airline group. As energy prices increased and various tax issues were debated, our confidence in earnings deteriorated.

                      SIRACH STRATEGIC BALANCED PORTFOLIO

The Sirach Strategic Balanced Portfolio had net assets of $83.4 million on October 31, 1996. Asset allocation was 49% common stocks, 41% fixed income and the remainder in cash equivalents.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond characteristics match the Sirach Fixed Income Portfolio.

                         SIRACH FIXED INCOME PORTFOLIO

For the twelve months ended October 31, 1996, the Sirach Fixed Income Portfolio had a positive return of 4.21%. On October 31, 1996, the Portfolio's net assets were $18.8 million.

Long term interest rates bottomed in January at 5.95%, ending a steady decline that started in October of 1994. During the first half of calendar year 1996, the U.S. economy improved with the second quarter showing a robust 4.7% growth rate. As a result, interest rates rose driving bond prices lower. Economic growth has subsequently moderated and yields have fallen back to 6.65% at the Portfolio's fiscal year end.

The Portfolio began the year with a duration longer than the index. This had a positive effect on total return in the first fiscal quarter, but became a negative factor as rates rose and bond prices declined. The duration was reduced in the spring to lower the Portfolio's exposure to falling bond prices. The Portfolio's duration in the second half of the year was close to that of the index.

Changes in sector weightings were made over the fiscal year. Lower yielding U.S. Governments were sold and replaced with higher yielding Corporates, Mortgages and Asset Backed securities. The yield advantage to the index increased by nearly 40 basis points while the average quality of the Portfolio declined only slightly from Aaa to Aa3. The extra yield coupled with strong price performances from finance and insurance issues were a positive influence on performance in the second half of the year.

                     SIRACH SHORT TERM RESERVES PORTFOLIO

For the twelve months ended October 31, 1996, the Sirach Short-Term Reserves Portfolio had a positive return of 5.12%. On October 31, 1996, the Portfolio's net assets were $15.6 million.

The Portfolio's average maturity was shortened during the fiscal second quarter. This had a positive effect on total return as rates rose and bond prices declined. The average maturity was extended during the fiscal fourth quarter and closed the year at 105 days. Changes in sector weightings were made over the year. Lower yielding U.S. Governments were sold and replaced with higher yielding Corporate issues. The extra yield generated had a positive impact on total return for the year.

                            SIRACH EQUITY PORTFOLIO

The Sirach Equity Portfolio completed fiscal 1996 with net assets of $6.4 million. Since the Portfolio's inception is July 1, 1996, we have only a brief period on which to report. Performance has been quite strong with the Portfolio up 12.50% during the fourth quarter and 9.80% since inception. This compares favorably with the S&P

500 Index returns of 10.83% for the quarter and 5.93% since inception. The weak stock market during July provided us with an opportunity to purchase our favorite stocks as their prices pulled back.

The largest sector weightings are Finance (which includes Banks, Financial Services and Insurance), Consumer Cyclical (which includes Lodging & Restaurants and Retail), and Technology. These three sectors along with Healthcare are also our largest overweightings relative to the S&P 500 Index. Our holdings in Finance are a good blend of banks, financial services, and insurance. These companies have been strong performers and we expect them to continue to do well given our expectations of a slowly expanding economy, modest inflation, and strong management controls. Currently most underweighted relative to the S&P 500 Index are the Utilities and Basic Materials (which includes Chemicals) sectors. We arrive at our sector weightings through our stock selection process and have had a difficult time identifying stocks within these two sectors that meet our selection characteristics.

Capital Goods (which includes Electronics and Environmental) is a sector which we have increased in weighting. Electrical equipment companies and companies from the waste disposal industry have ranked well on our proprietary screening process. We currently have no holdings in the Transportation sector, having sold our positions in the airlines industry as their potential earnings power began to deteriorate.

We are pleased with the positive performance of the fiscal 1996 year and would be happy to answer any questions.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the adviser did not have temporary fee waivers and did not assume expenses on behalf of the Sirach Fixed Income, Short-Term Reserves and Equity Portfolios, the total return for those portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investors' shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
       SIRACH SPECIAL EQUITY PORTFOLIO, THE S&P MIDCAP 400 INDEX AND THE
                            NASDAQ COMPOSITE INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
 1 YEAR   5 YEARS   SINCE 10/2/89*
----------------------------------
  23.62%   16.12%       16.80%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

                  SIRACH SPECIAL
                      EQUITY-          NASDAQ
                   INSTITUTIONAL      COMPOSITE   S&P MIDCAP 400
                       CLASS+           INDEX+        INDEX+
--------------------------------------------------------------
10/2/89*                10,000        10,000            10,000
--------------------------------------------------------------
10/31/89                 9,670         9,634             9,579
--------------------------------------------------------------
10/31/90                 8,725         6,924             8,295
--------------------------------------------------------------
10/31/91                14,233        11,481            13,559
--------------------------------------------------------------
10/31/92                15,443        12,797            14,809
--------------------------------------------------------------
10/31/93                20,355        16,478            17,997
--------------------------------------------------------------
10/31/94                19,402        16,564            18,426
--------------------------------------------------------------
10/31/95                24,313        22,073            22,334
--------------------------------------------------------------
10/31/96                30,005        26,024            26,209
--------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative indices have been adjusted to reflect reinvestment of dividends on securities in the index.

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs.

The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
    SIRACH GROWTH PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

----------------------------------
   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
   1 YEAR         SINCE 12/1/93*
----------------------------------
    24.52%            13.51%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

                Sirach Growth Portfolio           S&P 500
                 Institutional Class+              Index+
12/1/93*             10,000                        10,000
10/31/94              9,742                        10,486
10/31/95             11,625                        13,255
10/31/96             14,475                        16,447

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
     SIRACH STRATEGIC BALANCED PORTFOLIO, THE STANDARD & POOR'S 500 INDEX
         (S&P 500) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
   1 YEAR         SINCE 12/1/93*
----------------------------------
    15.13%             9.80%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                      LEHMAN BROTHERS
                                                        GOVERNMENT/
                   SIRACH STRATEGIC                      CORPORATE
                  BALANCED PORTFOLIO+    S&P 500 INDEX+    INDEX+
------------------------------------------------------------------
12/1/93*                  10,000           10,000           10,000
------------------------------------------------------------------
10/31/94                   9,581           10,486            9,645
------------------------------------------------------------------
10/31/95                  11,411           13,255           11,204
------------------------------------------------------------------
10/31/96                  13,137           16,477           11,808
------------------------------------------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative indices have been adjusted to reflect reinvestment of dividends on securities in the index.

                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
       SIRACH FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/
                               CORPORATE INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
  1 YEAR           SINCE 12/1/93*
----------------------------------
   4.21%               4.72%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

                                           LEHMAN BROTHERS
                   SIRACH FIXED INCOME      GOVERNMENT/
                       PORTFOLIO+         CORPORATE INDEX+
------------------------------------------------------
12/1/93*                     10,000             10,000
------------------------------------------------------
10/31/94                      9,567              9,645
------------------------------------------------------
10/31/95                     10,979             11,204
------------------------------------------------------
10/31/96                     11,441             11,807
------------------------------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN SIRACH
      SHORT-TERM RESERVES PORTFOLIO, THE 3-MONTH U.S. TREASURY BILL INDEX
          AND THE SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
  1 YEAR         SINCE 12/1/93*
----------------------------------
   5.12%             4.86%
----------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                             SALOMON BROTHER
                                     3-MONTH U.S. TREASURY     3-MONTH U.S.
                SIRACH SHORT-TERM       3-MONTH TREASURY         TREASURY
               REVERSES PORTFOLIO+       BILL INDEX+            BILL INDEX+
-------------------------------------------------------------------------------
12/1/93*                   10,000                 10,000                 10,000
-------------------------------------------------------------------------------
Oct 31, 94                 10,324                 10,363                 10,359
-------------------------------------------------------------------------------
Oct 31, 95                 10,926                 10,951                 10,954
-------------------------------------------------------------------------------
Oct 31, 96                 11,490                 11,511                 11,535
-------------------------------------------------------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The 3-month U.S. Treasury Bill Index is a return equivalent of yield averages of the last 3-month Treasury Bill issues.

The Salomon Brothers 3-month U.S. Treasury Bill Index is a return equivalent of yield averages of the last three 3-month Treasury Bill issues.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
      SIRACH EQUITY PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500)
                       AND THE LIPPER GROWTH FUND INDEX.

----------------------------------
    CUMULATIVE TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
         SINCE 7/1/96*
----------------------------------
             9.80%
----------------------------------


                           [LINE GRAPH APPEARS HERE]

                SIRACH EQUITY                   LIPPER GROWTH
                 PORTFOLIO+      S&P 500 INDEX+  FUND INDEX+
-------------------------------------------------------------
7/1/96                 10,000          10,000          10,000
-------------------------------------------------------------
10/31/96               10,980          10,593          10,361
-------------------------------------------------------------


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                         DEFINITION OF THE COMPARATIVE INDEX
                         -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lipper Growth Fund Index is an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

Please note that one cannot invest in an unmanaged index.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE (21.7%)
*Accent Software International Ltd.........................  73,750 $    580,781
*CBT Group plc ADR......................................... 154,300    8,544,363
 Citrix Systems, Inc.......................................  65,200    3,586,000
 Clarify, Inc..............................................  63,800    3,074,362
*Cognos, Inc............................................... 342,800   10,712,500
*Compuware Corp............................................ 202,800   10,748,400
*Electronics Arts, Inc..................................... 154,450    5,782,222
 GT Interactive Software Corp.............................. 176,400    3,340,575
*Hyperion Software Corp.................................... 102,200    2,088,712
*Inso Corp................................................. 107,500    5,280,938
*McAfee Associates, Inc.................................... 165,050    7,520,091
*Meridian Data, Inc........................................ 231,600    1,737,000
*Rational Software Corp.................................... 178,400    6,812,650
 Siebel Systems, Inc.......................................  80,750    4,375,641
*Structural Dynamics Research Corp......................... 525,300    9,291,244
*Tecnomatix Technologies Ltd............................... 166,400    2,912,000
*Veritas Software Corp..................................... 186,050    9,442,037
                                                                    ------------
                                                                      95,829,516
--------------------------------------------------------------------------------
ENERGY (2.0%)
*Noble Drilling Corp....................................... 183,750    3,422,344
 Transocean Offshore, Inc..................................  88,900    5,622,925
                                                                    ------------
                                                                       9,045,269
--------------------------------------------------------------------------------
ENVIRONMENTAL (5.5%)
*Tetra Tech, Inc........................................... 303,250    6,823,125
*United Waste Systems, Inc................................. 307,400   10,528,450
*U.S. Filter Corp.......................................... 203,800    7,031,100
                                                                    ------------
                                                                      24,382,675
--------------------------------------------------------------------------------
FINANCIAL SERVICES (9.8%)
 Amresco, Inc.............................................. 140,300    2,937,531
 Countrywide Credit Industries, Inc........................ 188,000    5,358,000
*Envoy Corp................................................ 206,400    7,636,800
*Imperial Credit Industries, Inc........................... 394,860    7,082,801
*Olympic Financial Ltd..................................... 323,300    5,132,388

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--(CONTINUED)
 Southern Pacific Funding Corp............................. 170,800 $  5,380,200
 The Money Store, Inc...................................... 370,900    9,643,400
                                                                    ------------
                                                                      43,171,120
--------------------------------------------------------------------------------
HEALTH CARE (13.4%)
 Amisys Managed Care Systems............................... 148,900    2,261,419
 Curative Health Services, Inc............................. 307,900    7,081,700
 ESC Medical Systems Ltd................................... 103,800    2,880,450
*Pediatrix Medical Group Inc............................... 122,700    4,831,313
*PhyCor, Inc............................................... 291,337    8,976,821
 PhyMatrix Corp............................................ 356,000    5,851,750
*Physician Sales & Service, Inc............................ 367,500    7,763,437
*Renal Treatment Centers, Inc.............................. 208,600    5,580,050
*Sofamor Danek Group, Inc.................................. 170,000    4,675,000
*Total Renal Care Holdings, Inc............................ 240,400    9,375,600
                                                                    ------------
                                                                      59,277,540
--------------------------------------------------------------------------------
INSURANCE (2.3%)
 American Bankers Insurance Group, Inc..................... 160,900    7,703,087
*American Travellers Corp..................................  64,800    2,223,450
                                                                    ------------
                                                                       9,926,537
--------------------------------------------------------------------------------
MANUFACTURING (0.6%)
 Hexcel Corp............................................... 133,000    2,427,250
--------------------------------------------------------------------------------
METALS (0.5%)
 Titanium Metals Corp......................................  78,200    2,419,313
--------------------------------------------------------------------------------
PAPER & PACKAGING (0.3%)
 American Pad & Paper Co...................................  63,100    1,183,125
--------------------------------------------------------------------------------
PHARMACEUTICALS (7.3%)
*Biochem Pharmaceuticals, Inc.............................. 216,400    9,237,575
*Dura Pharmaceuticals, Inc................................. 233,300    8,078,012
*Express Scripts, Inc., Class A............................ 171,000    4,809,375
*Gilead Sciences, Inc...................................... 188,600    4,373,163
*Medicis Pharmaceutical Corp., Class A.....................  75,650    3,801,413
*Sequus Pharmaceuticals, Inc............................... 136,100    1,905,400
                                                                    ------------
                                                                      32,204,938
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       12
Z

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
 Sunstone Hotel Investors, Inc............................. 254,400 $  2,734,800
--------------------------------------------------------------------------------
RETAIL (3.4%)
*CDW Computer Centers, Inc................................. 112,400    7,053,100
*Gadzooks, Inc.............................................  92,400    2,702,700
*Just For Feet, Inc........................................ 203,650    5,307,628
                                                                    ------------
                                                                      15,063,428
--------------------------------------------------------------------------------
SERVICES (12.6%)
*ABR Information Services, Inc.............................  39,600    2,727,450
*Accustaff, Inc............................................ 441,300   11,749,613
*Apollo Group Inc., Class A................................  90,600    2,468,850
*Corporate Express, Inc.................................... 278,000    9,121,875
 META Group, Inc........................................... 127,800    3,977,775
 Outdoor Systems, Inc......................................  79,200    3,524,400
*Robert Half International, Inc............................ 184,700    7,411,086
 TeleSpectrum Worldwide, Inc...............................  87,100    1,486,144
 Universal Outdoor Holdings, Inc........................... 164,200    4,792,588
*US Office Products Co..................................... 299,800    8,619,250
                                                                    ------------
                                                                      55,879,031
--------------------------------------------------------------------------------
TECHNOLOGY (4.9%)
*Actel Corp................................................ 144,500    2,555,844
*APAC Teleservices, Inc....................................  53,900    2,479,400
*Chips & Technologies Inc..................................  25,600      507,200
*S3 Inc.................................................... 180,800    3,390,000
 Sykes Enterprises, Inc.................................... 105,000    4,830,000
*Trident Microsystems, Inc.................................  25,600      510,400
*Videoserver, Inc..........................................  99,600    4,687,425
*VLSI Technology Inc....................................... 153,800    2,653,050
                                                                    ------------
                                                                      21,613,319
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.9%)
*ADC Telecommunications, Inc............................... 187,300   12,818,344
*Comverse Technology, Inc.................................. 214,200    7,470,225
*DSP Communications, Inc...................................  26,700    1,017,937
*Natural Microsystems Corp.................................  70,000    3,683,750

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        SHARES       VALUE+
-------------------------------------------------------------------------------
TELECOMMUNICATIONS--(CONTINUED)
 Ortel Corp. ........................................     124,800 $  2,613,000
 Saville Systems Ireland plc.........................     174,800    7,527,325
                                                                  ------------
                                                                    35,130,581
-------------------------------------------------------------------------------
TEXTILES & APPAREL (4.3%)
 Abercrombie & Fitch Co., Class A....................     130,300    2,866,600
 Designer Holdings Ltd. .............................     254,700    4,871,138
*Nautica Enterprises, Inc. ..........................     367,200   11,245,500
                                                                  ------------
                                                                    18,983,238
-------------------------------------------------------------------------------
TRANSPORTATION (1.3%)
 Atlantic Coast Airlines, Inc. ......................     236,800    2,442,000
*Mesa Air Group, Inc. ...............................     300,700    2,819,062
 Reno Air, Inc. .....................................      79,800      566,081
                                                                  ------------
                                                                     5,827,143
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $348,085,160)..............              435,098,823
-------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
 11/01/96 to be repurchased at $18,723,902,
 collateralized by $18,095,914 of various U.S.
 Treasury Notes, 5.875%-7.75%, due 3/31/99-11/30/99,
 valued at $18,721,044 (COST $18,721,000)............ $18,721,000   18,721,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%) (COST $366,806,160) (A)...              453,819,823
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-2.6%)...........              (11,486,506)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $442,333,317
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
*    Non-Income Producing Security.
ADR--American Depositary Receipt.
(a) The cost for federal income tax purposes was $367,559,872. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $86,259,951. This consisted of aggregate gross unrealized appreciation for all securitiesof $111,803,256 and aggregate gross unrealized depreciation for all securities of $25,543,305.



   The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (85.0%)
--------------------------------------------------------------------------------
BANKS (6.3%)
 BankAmerica Corp........................................... 31,500 $  2,882,250
 Chase Manhattan Corp....................................... 17,300    1,483,475
 Citicorp Bank.............................................. 11,199    1,108,701
 First Bank System, Inc..................................... 30,400    2,006,400
 Washington Federal, Inc. .................................. 63,484    1,527,584
                                                                    ------------
                                                                       9,008,410
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.0%)
 ConAgra, Inc............................................... 35,300    1,760,588
 CPC International, Inc. ................................... 14,400    1,135,800
                                                                    ------------
                                                                       2,896,388
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (1.4%)
 AlliedSignal, Inc.......................................... 30,200    1,978,100
--------------------------------------------------------------------------------
CHEMICALS (1.3%)
 Praxair, Inc............................................... 43,200    1,911,600
--------------------------------------------------------------------------------
CONSUMER STAPLES (2.9%)
 Clorox Co.................................................. 11,500    1,254,937
 Gillette Co................................................ 21,600    1,614,600
 Procter & Gamble Co........................................ 13,500    1,336,500
                                                                    ------------
                                                                       4,206,037
--------------------------------------------------------------------------------
ELECTRONICS (6.6%)
*Atmel Corp. ............................................... 68,500    1,742,469
 General Electric Co........................................ 35,100    3,395,925
 Honeywell, Inc. ........................................... 39,800    2,472,575
 Thermo Electron Corp. ..................................... 51,150    1,866,975
                                                                    ------------
                                                                       9,477,944
--------------------------------------------------------------------------------
ENERGY (4.6%)
 Halliburton Co. ........................................... 21,200    1,200,450
 Mobil Corp. ............................................... 18,200    2,124,850
 Tidewater, Inc............................................. 38,500    1,684,375
 Williams Cos., Inc. ....................................... 29,500    1,541,375
                                                                    ------------
                                                                       6,551,050
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENVIRONMENTAL (0.6%)
*United Waste Systems, Inc.................................  24,900 $    852,825
--------------------------------------------------------------------------------
FINANCIAL SERVICES (6.7%)
 Capital One Financial Corp................................  44,100    1,372,613
 Equifax, Inc..............................................  44,800    1,332,800
 Household International, Inc..............................  11,200      991,200
 Merrill Lynch & Co........................................  16,100    1,131,025
 MGIC Investment Corp......................................  25,800    1,770,525
 SunAmerica, Inc...........................................  40,900    1,533,750
 The Money Store, Inc......................................  54,500    1,417,000
                                                                    ------------
                                                                       9,548,913
--------------------------------------------------------------------------------
HEALTH CARE (4.7%)
*Boston Scientific Corp....................................  21,300    1,158,188
 Cardinal Health, Inc......................................  10,500      824,250
 Columbia/HCA Healthcare Corp..............................  70,100    2,506,075
 Tenent Healthcare Corp.................................... 110,600    2,308,775
                                                                    ------------
                                                                       6,797,288
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (1.2%)
 Black & Decker Corp.......................................  46,600    1,741,675
--------------------------------------------------------------------------------
INSURANCE (5.1%)
 American International Group, Inc.........................  27,800    3,019,775
 Travelers, Inc............................................  39,000    2,115,750
 UNUM Corp.................................................  33,500    2,106,313
                                                                    ------------
                                                                       7,241,838
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.8%)
 Hilton Hotels Corp........................................  47,900    1,454,962
 Marriott International, Inc...............................  27,100    1,541,313
 McDonald's Corp...........................................  22,400      994,000
                                                                    ------------
                                                                       3,990,275
--------------------------------------------------------------------------------
MISCELLANEOUS (1.3%)
 Tyco International Ltd....................................  38,100    1,890,713
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.6%)
 Hewlett-Packard Co. ......................................  22,700 $  1,001,637
 Xerox Corp. ..............................................  26,400    1,224,300
                                                                    ------------
                                                                       2,225,937
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.7%)
 Abbott Laboratories.......................................  27,351    1,384,644
*Amgen, Inc................................................  40,500    2,483,156
 Johnson & Johnson.........................................  23,400    1,152,450
 Merck & Co., Inc. ........................................  18,500    1,371,312
 Pfizer, Inc...............................................  24,900    2,060,475
 Schering-Plough Corp. ....................................  18,900    1,209,600
                                                                    ------------
                                                                       9,661,637
--------------------------------------------------------------------------------
RETAIL (11.9%)
 Albertson's, Inc..........................................  73,200    2,516,250
 CUC International, Inc....................................  42,000    1,029,000
 Gap, Inc. ................................................  56,700    1,644,300
 Home Depot, Inc. .........................................  57,300    3,137,175
*Price/Costco, Inc......................................... 206,100    4,083,356
*Safeway, Inc..............................................  35,200    1,509,200
*Staples, Inc..............................................  98,000    1,837,500
 Walgreen Co. .............................................  34,200    1,291,050
                                                                    ------------
                                                                      17,047,831
--------------------------------------------------------------------------------
SERVICES (5.7%)
*Ceridian Corp. ...........................................  16,100      798,962
*Corporate Express, Inc....................................  34,200    1,122,187
 Electronic Data Systems Corp..............................  26,100    1,174,500
 First Data Corp. .........................................  20,850    1,662,788
 Paychex, Inc..............................................  27,000    1,535,625
 Service Corp. International...............................  68,000    1,938,000
                                                                    ------------
                                                                       8,232,062
--------------------------------------------------------------------------------
TECHNOLOGY (4.4%)
*Cisco Systems, Inc. ......................................  31,900    1,971,819
*Microsoft Corp., Inc. ....................................  12,000    1,647,750

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                    SHARES       VALUE+
---------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
---------------------------------------------------------------------------
TECHNOLOGY--(CONTINUED)
*Oracle Corp. ...................................      32,950 $  1,394,197
*Parametric Technology Co. ......................      26,500    1,293,531
                                                              ------------
                                                                 6,307,297
---------------------------------------------------------------------------
TELECOMMUNICATIONS (1.8%)
 Lucent Technologies, Inc. ......................      34,300    1,612,100
*Newbridge Networks Corp.........................      32,000    1,012,000
                                                              ------------
                                                                 2,624,100
---------------------------------------------------------------------------
TEXTILES & APPAREL (0.9%)
*Nautica Enterprises, Inc. ......................      44,000    1,347,500
---------------------------------------------------------------------------
TRANSPORTATION (1.6%)
 Illinois Central Corp. .........................      69,550    2,251,681
---------------------------------------------------------------------------
UTILITIES (2.9%)
 FPL Group, Inc..................................      52,000    2,392,000
 Sprint Corp.....................................      44,000    1,727,000
                                                              ------------
                                                                 4,119,000
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $107,160,973)..........              121,910,101
---------------------------------------------------------------------------
                                                     FACE
                                                    AMOUNT
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (15.7%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (15.7%)
 Chase Securities, Inc. 5.58%, dated 10/31/96,
  due 11/1/96, to be
  repurchased at $22,451,479, collateralized by
  $21,698,471 of various U.S. Treasury Notes,
  5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $22,448,053 (COST $22,448,000)..................$22,448,000.  22,448,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%) (COST $129,608,973)
 (A).............................................              144,358,101
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.7%).......                 (939,290)
---------------------------------------------------------------------------
NET ASSETS (100%)................................             $143,418,811
---------------------------------------------------------------------------
---------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security.
(a) The cost for federal income tax purposes was $129,820,253. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $14,537,848. This consisted of aggregate gross unrealized appreciation for all securities of $15,752,686 and aggregate gross unrealized depreciation for all securities of $1,214,838.


   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (49.4%)
--------------------------------------------------------------------------------
BANKS (4.4%)
 BankAmerica Corp............................................ 10,000 $   915,000
 Chase Manhattan Corp........................................  6,500     557,375
 Citicorp Bank...............................................  6,051     599,049
 First Bank System, Inc...................................... 13,000     858,000
 Washington Federal, Inc..................................... 31,551     759,193
                                                                     -----------
                                                                       3,688,617
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.2%)
 ConAgra, Inc................................................ 10,750     536,156
 CPC International, Inc. ....................................  5,500     433,813
                                                                     -----------
                                                                         969,969
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (0.6%)
 AlliedSignal, Inc...........................................  7,400     484,700
--------------------------------------------------------------------------------
CHEMICALS (0.6%)
 Praxair, Inc................................................ 10,450     462,412
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.6%)
 Clorox Co. .................................................  2,000     218,250
 Gillette Co.................................................  7,100     530,725
 Procter & Gamble Co.........................................  6,050     598,950
                                                                     -----------
                                                                       1,347,925
--------------------------------------------------------------------------------
ELECTRONICS (3.5%)
*Atmel Corp. ................................................ 19,500     496,031
 General Electric Co. ....................................... 12,500   1,209,375
 Honeywell, Inc. ............................................  9,500     590,188
 Thermo Electron Corp. ...................................... 17,050     622,325
                                                                     -----------
                                                                       2,917,919
--------------------------------------------------------------------------------
ENERGY (2.6%)
 Halliburton Co..............................................  9,000     509,625
 Mobil Corp..................................................  6,500     758,875
 Tidewater, Inc.............................................. 10,000     437,500
 Williams Cos., Inc..........................................  9,500     496,375
                                                                     -----------
                                                                       2,202,375
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENVIRONMENTAL (0.4%)
*United Waste Systems, Inc. ................................. 10,200 $   349,350
--------------------------------------------------------------------------------
FINANCIAL SERVICES (3.8%)
 Capital One Financial Corp.................................. 16,000     498,000
 Equifax, Inc................................................ 13,000     386,750
 Household International, Inc. ..............................  2,500     221,250
 Merrill Lynch & Co. ........................................  6,000     421,500
 MGIC Investment Corp. ......................................  7,500     514,687
 SunAmerica, Inc............................................. 20,500     768,750
 The Money Store, Inc........................................ 14,300     371,800
                                                                     -----------
                                                                       3,182,737
--------------------------------------------------------------------------------
HEALTH CARE (2.3%)
*Boston Scientific Corp......................................  6,000     326,250
 Cardinal Health, Inc. ......................................  3,300     259,050
 Columbia/HCA Healthcare Corp. .............................. 18,375     656,906
 Tenent Healthcare Corp...................................... 32,000     668,000
                                                                     -----------
                                                                       1,910,206
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (0.7%)
 Black & Decker Corp......................................... 14,900     556,887
--------------------------------------------------------------------------------
INSURANCE (2.5%)
 American International Group, Inc...........................  9,000     977,625
 Travelers, Inc.............................................. 10,500     569,625
 UNUM Corp. .................................................  9,000     565,875
                                                                     -----------
                                                                       2,113,125
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.8%)
 Hilton Hotels Corp.......................................... 18,000     546,750
 Marriott International, Inc. ...............................  9,500     540,313
 McDonald's Corp.............................................  9,900     439,312
                                                                     -----------
                                                                       1,526,375
--------------------------------------------------------------------------------
MISCELLANEOUS (0.6%)
 Tyco International Ltd. .................................... 10,000     496,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (0.9%)
 Hewlett-Packard Co. ........................................  5,800 $   255,925
 Xerox Corp. ................................................ 10,500     486,938
                                                                     -----------
                                                                         742,863
--------------------------------------------------------------------------------
PHARMACEUTICALS (4.5%)
 Abbott Laboratories......................................... 10,549     534,043
*Amgen, Inc. ................................................ 14,500     889,031
 Johnson & Johnson........................................... 10,400     512,200
 Merck & Co., Inc. ..........................................  7,450     552,231
 Pfizer, Inc. ...............................................  5,100     422,025
 Schering-Plough Corp. ...................................... 13,800     883,200
                                                                     -----------
                                                                       3,792,730
--------------------------------------------------------------------------------
RETAIL (6.8%)
 Albertson's, Inc. .......................................... 25,300     869,688
 CUC International, Inc. .................................... 14,000     343,000
 Gap, Inc. .................................................. 21,000     609,000
 Home Depot, Inc. ........................................... 18,000     985,500
*Price/Costco, Inc. ......................................... 63,600   1,260,075
*Safeway, Inc. .............................................. 14,500     621,688
*Staples, Inc. .............................................. 32,500     605,312
 Walgreen Co. ............................................... 10,500     396,375
                                                                     -----------
                                                                       5,690,638
--------------------------------------------------------------------------------
SERVICES (3.7%)
*Ceridian Corp. .............................................  5,000     248,125
*Corporate Express, Inc. .................................... 15,600     511,875
 Electronic Data Systems Corp. ..............................  9,800     441,000
 First Data Corp. ...........................................  8,400     669,900
 Paychex, Inc. ..............................................  9,650     548,844
 Service Corp. International................................. 22,500     641,250
                                                                     -----------
                                                                       3,060,994
--------------------------------------------------------------------------------
TECHNOLOGY (3.0%)
*Cisco Systems, Inc. ........................................ 14,000     865,375
*Microsoft Corp., Inc. ......................................  5,250     720,891


    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY--(CONTINUED)
*Oracle Corp. ..........................................     12,500 $   528,906
*Parametric Technology Corp. ...........................      7,500     366,094
                                                                    -----------
                                                                      2,481,266
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.2%)
 Lucent Technologies, Inc. .............................     10,500     493,500
*Newbridge Networks Corp. ..............................     16,000     506,000
                                                                    -----------
                                                                        999,500
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.6%)
*Nautica Enterprises, Inc. .............................     15,800     483,875
-------------------------------------------------------------------------------
TRANSPORTATION (0.7%)
 Illinois Central Corp. ................................     18,500     598,938
-------------------------------------------------------------------------------
UTILITIES (1.4%)
 FPL Group, Inc. .......................................     16,000     736,000
 Sprint Corp. ..........................................     10,500     412,125
                                                                    -----------
                                                                      1,148,125
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $34,571,821)..................             41,207,776
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (14.4%)
-------------------------------------------------------------------------------
BANKS (4.1%)
++BBV International Financial Ltd. (Cayman) 6.212%,
  1/15/05............................................... $  800,000     805,710
  Capital One Bank 8.625%, 1/15/97......................  1,050,000   1,056,311
  First USA Bank 6.125%, 10/30/97.......................    800,000     802,064
  Merita Bank Ltd. 5.913%, 12/1/05......................    750,000     747,000
                                                                    -----------
                                                                      3,411,085
-------------------------------------------------------------------------------
ENERGY (3.3%)
 Excel Paralubes Funding Corp. 7.125%, 11/1/11..........  1,050,000   1,055,072
 Occidential Petroleum Corp. 11.125%, 6/1/19............    750,000     856,875
 Transcontinental Gas Pipe Line Corp. 8.125%, 1/15/97...    875,000     878,281
                                                                    -----------
                                                                      2,790,228
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.7%)
 Time Warner Entertainment 8.375%, 3/15/23.............. $1,375,000 $ 1,400,781
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.3%)
 Paine Webber Group, Inc. 6.39%, 9/22/97................  1,000,000   1,002,440
 Salomon Inc., Medium Term Note, Series D 7.25%,
  8/18/97...............................................    900,000     908,802
                                                                    -----------
                                                                      1,911,242
-------------------------------------------------------------------------------
INDUSTRIAL (1.1%)
 News America Holdings 7.75%, 12/1/45...................    950,000     895,375
-------------------------------------------------------------------------------
INSURANCE (0.9%)
 Zurich Reinsurance Centre Holdings, Inc. 7.125%,
  10/15/23..............................................    800,000     736,000
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.0%)
 TCI Communications, Inc. 7.875%, 2/15/26...............  1,075,000     898,969
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $12,143,185)......             12,043,680
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.1%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (2.4%)
 8.125%, 8/15/19........................................  1,725,000   1,997,619
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (4.7%)
 7.875%, 11/15/04.......................................  1,675,000   1,838,279
 5.875%, 11/15/05.......................................  1,850,000   1,790,282
 6.875%, 5/15/06........................................    300,000     310,722
                                                                    -----------
                                                                      3,939,283
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $5,797,749)......              5,936,902
-------------------------------------------------------------------------------
AGENCY SECURITIES (5.0%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
 6.50%, 1/1/26 Pool #D67614.............................  1,451,481   1,390,700
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.3%)
 7.00%, 5/15/24 Pool #376510............................  2,775,943   2,723,027
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $4,005,656)...............              4,113,727
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (4.2%)
-------------------------------------------------------------------------------
 ++Airplanes Pass Through Trust, Series 1, Class A4,
  6.003%, 3/15/19....................................... $  925,000 $   930,550
 Banc One Auto Grantor Trust, Series 1996-A, Class A
  6.10%, 10/15/02.......................................    744,424     747,275
 Capita Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01................................    850,000     853,847
 Metris Master Trust, Series 1996-1, Class A 6.45%,
  2/20/02...............................................  1,000,000   1,006,366
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $3,518,651).........              3,538,038
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.1%)
-------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Series 1993-13,
  Class A2 PAC (11) 6.00%, 11/25/08.....................    898,000     892,277
 Federal National Mortgage Association:
  Series 1995-11, Class A, Structured Collateral PO
   PAC(11) Zero
   Coupon, 1/25/24......................................  1,000,000     766,250
  Series 1996-28, Class A, Structured Collateral 7.00%,
   9/25/23..............................................    625,000     604,687
 Morgan Stanley Capital Corp. I, Series C, Class 4
  9.00%, 5/1/16.........................................    849,501     905,960
 Norwest Asset Securities Corp., Series 1996-1, Class
  A11 7.50%, 8/25/26....................................  1,100,000   1,053,168
 Prudential Home Mortgage Securities Co., Series 1992-
  39, Class A4 PAC(11) 6.20%, 12/25/07..................  1,000,000     995,295
 Salomon Brothers Mortgage Securities VII, Series 1996-
  2, Class A2 7.50%, 5/25/26............................    642,248     650,208
 Salomon Brothers Mortgage Securities VII, Series 1996-
  LB2, Class A2 6.75%, 10/25/26.........................    900,000     904,500
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $6,642,046)......................................              6,772,345
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (2.2%)
-------------------------------------------------------------------------------
 Hydro-Quebec 7.50%, 4/1/16.............................    950,000     960,688
 Province de Quebec 11.00%, 6/15/15.....................    750,000     872,812
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,838,484)........              1,833,500
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.0%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
 11/1/96, to be repurchased at $9,196,425,
 collateralized by $8,887,983 of various U.S. Treasury
 Notes, 5.875%-7.75% due 3/31/99-11/30/99, valued at
 $9,195,022 (COST $9,195,000).......................... $9,195,000 $ 9,195,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%) (COST $77,712,592) (A)......             84,640,968
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-1.4%).............             (1,210,958)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $83,430,010
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
++   Variable/floating rate security--rate disclosed is as of October 31, 1996.
*    Non-Income Producing Security.
PAC--Planned Amortization Class.
PO-- Principal Only.
(a) The cost for federal income tax purposes was $77,851,936. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $6,789,032. This consisted of aggregate gross unrealized appreciation for all securities of $7,372,428 and aggregate gross unrealized depreciation for all securitiesof $583,396.

   The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (42.5%)
-------------------------------------------------------------------------------
BANKS (6.8%)
++BBV International Financial Ltd. (Cayman) 6.212%,
 1/15/05................................................ $  400,000 $   402,855
 Capital One Bank 8.625%, 1/15/97.......................    525,000     528,155
 Merita Bank Ltd. 5.913%, 12/1/05.......................    350,000     348,600
                                                                    -----------
                                                                      1,279,610
-------------------------------------------------------------------------------
ENERGY (6.5%)
 Excel Paralubes Funding Corp. 7.125%, 11/1/11..........    550,000     552,656
 Occidential Petroleum Corp. 11.125%, 6/1/19............    250,000     285,625
 Transcontinental Gas Pipe Line Corp. 8.125%, 1/15/97...    375,000     376,406
                                                                    -----------
                                                                      1,214,687
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (3.1%)
 Time Warner Entertainment 8.375%, 3/15/23..............    575,000     585,781
-------------------------------------------------------------------------------
FINANCIAL SERVICES (10.5%)
 Comdisco, Inc. 7.82%, 2/5/97...........................    300,000     301,581
 Lehman Brothers Holdings, Inc. 7.625%, 6/15/97.........    315,000     318,333
 Lehman Brothers Holdings, Inc. 8.875%, 11/1/98.........    225,000     235,688
 Lehman Brothers Holdings, Inc. 7.625%, 6/1/06..........    300,000     305,625
 Salomon, Inc. 5.20%, 1/20/97...........................    400,000     399,516
 Salomon Inc., Medium Term Note, Series D 7.25%,
  8/18/97...............................................    400,000     403,912
                                                                    -----------
                                                                      1,964,655
-------------------------------------------------------------------------------
INDUSTRIAL (2.0%)
 News America Holdings 7.75%, 12/1/45...................    400,000     377,000
-------------------------------------------------------------------------------
INSURANCE (6.8%)
 Liberty Mutual 7.875%, 10/15/26........................    500,000     506,875
 Nationwide Mutual Insurance 7.50%, 2/15/24.............    425,000     410,656
 Zurich Reinsurance Centre Holdings, Inc. 7.125%,
  10/15/23..............................................    400,000     368,000
                                                                    -----------
                                                                      1,285,531
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.0%)
 TCI Communications, Inc. 7.875%, 2/15/26...............    450,000     376,313
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (4.8%)
 System Energy Resources 7.28%, 8/1/99.................. $  400,000 $   405,500
 Potomac Capital, Medium Term Note 6.19%, 4/28/97.......    500,000     501,025
                                                                    -----------
                                                                        906,525
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $7,971,886).......              7,990,102
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (22.4%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (7.9%)
 8.125%, 8/15/19........................................  1,275,000   1,476,501
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (14.5%)
 5.75%, 9/30/97.........................................    475,000     476,140
 8.50%, 2/15/00.........................................    600,000     644,820
 7.875%, 11/15/04.......................................    825,000     905,421
 5.875%, 11/15/05.......................................    725,000     701,597
                                                                    -----------
                                                                      2,727,978
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $4,106,080)......              4,204,479
-------------------------------------------------------------------------------
AGENCY SECURITIES (5.8%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.1%)
 6.50%, 1/1/26 Pool #D67614.............................    418,223     400,710
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.7%)
 7.00%, 5/15/24 Pool #376510............................    699,628     686,291
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $1,066,255)...............              1,087,001
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (6.8%)
-------------------------------------------------------------------------------
++Airplanes Pass Through Trust, Series 1, Class A4,
  6.003%, 3/15/19........................................   375,000     377,250
  Banc One Auto Grantor Trust, Series 1996-A, Class A
   6.10%, 10/15/02.......................................   223,327     224,183
  Capital Equipment Receivables Trust, Series 1996-1,
   Class B 6.57%, 3/15/01................................   275,000     276,245
  Metris Master Trust, Series 1996-1, Class A 6.45%,
   2/20/02...............................................   400,000     402,546
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $1,273,045).........              1,280,224
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.4%)
-------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Series 1996-13,
  Class A2 PAC(11) 6.00%, 11/25/08.................... $  400,000 $    397,451
 Federal National Mortgage Association:
  Series 1995-11, Class A, Structured Collateral PO
   PAC(11) Zero Coupon, 1/25/24.......................    325,000      249,031
  Series 1996-28, Class A, Structured Collateral
   7.00%, 9/25/23.....................................    300,000      290,250
 Morgan Stanley Capital Corp. I, Series C, Class 4
  9.00%, 5/1/16.......................................    339,800      362,384
 Norwest Asset Securities Corp., Series 1996-1, Class
  A11
  7.50%, 8/25/26......................................    450,000      430,841
 Prudential Home Mortgage Securities Co., Series 1992-
  39, Class A4 PAC(11) 6.20%, 12/25/07................    400,000      398,118
 Salomon Brothers Mortgage Securities VII, Series
  1996-2,
  Class A2 7.50%, 5/25/26.............................    272,469      275,846
 Salomon Brothers Mortgage Securities VII, Series
  1996-LB2,
  Class A2 6.75%, 10/25/26............................    300,000      301,500
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $2,656,095)....................................               2,705,421
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (3.4%)
-------------------------------------------------------------------------------
 Province de Quebec 11.00%, 06/15/15..................    225,000      261,844
 Quebec Province 7.125%, 2/09/24......................    400,000      381,000
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $647,827)........                 642,844
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.6%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $1,062,165, collater-
  alized by $1,026,540 of various U.S. Treasury Notes,
  5.875%-7.75% due 3/31/99-11/30/99, valued at
  $1,062,003 (COST $1,062,000)........................  1,062,000    1,062,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $18,783,188)(A)......              18,972,071
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.9%)............                (168,752)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $ 18,803,319
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +   See Note A to Financial Statements.
++ Variable/floating rate security--rate disclosed is as of October 31, 1996.
PAC--Planned Amortization Class.
PO--Principal Only.
(a) The cost for federal income tax purposes was $18,855,779. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $116,292. This consisted of aggregate gross unrealized appreciation for all securities of $205,040 and aggregate gross unrealized depreciation for all securities of $88,748.

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (58.3%)
-------------------------------------------------------------------------------
BANKS (15.9%)
  Capital One Bank 8.625%, 1/15/97...................... $  725,000 $   729,357
  Capital One Bank 8.33%, 2/10/97.......................    200,000     201,458
  First USA Bank 8.1%, 2/21/97..........................    250,000     251,875
  First USA Bank 6.125%, 10/30/97.......................    500,000     501,290
  Security Pacific Corp. 7.75%, 12/1/96.................    300,000     300,494
++Union Planters Corp. 5.562%, 1/15/97..................    500,000     500,000
                                                                    -----------
                                                                      2,484,474
-------------------------------------------------------------------------------
ENERGY (2.1%)
  Transcontinental Gas Pipe Line Corp. 8.125%, 1/15/97..    325,000     326,219
-------------------------------------------------------------------------------
FINANCIAL SERVICES (26.3%)
  Associates Corp. of North America, Series E 8.85%,
   2/21/97..............................................    500,000     504,885
  Advanta Corp. 5.125%, 11/15/96........................    600,000     599,759
  Alco Capital Resources 8.07%, 6/6/97..................    500,000     506,405
  Beneficial Corp. 7.20%, 2/21/97.......................    500,000     502,415
  Comdisco, Inc. 7.82%, 2/5/97..........................    700,000     703,689
  General Motors Acceptance Corp. 7.625%, 2/28/97.......    500,000     503,220
  Lehman Brothers Holdings, Inc. 8.375%, 4/1/97.........    300,000     303,126
  Salomon, Inc. 5.20%, 1/20/97..........................    500,000     499,395
                                                                    -----------
                                                                      4,122,894
-------------------------------------------------------------------------------
INDUSTRIAL (4.5%)
  Sears Roebuck Co., Series II, Medium Term Note 9.22%,
   1/30/97..............................................    400,000     403,000
  Whitman Corp., Series B, Medium Term Note 8.12%,
   1/27/97..............................................    300,000     301,593
                                                                    -----------
                                                                        704,593
-------------------------------------------------------------------------------
UTILITIES (9.5%)
  Commonwealth Edison 7.02%, 2/1/97.....................    630,000     631,575
  Potomac Capital, Medium Term Note 6.19%, 4/28/97......    250,000     250,512
  Texas Utilities Electric Co. 9.20%, 1/10/97...........    600,000     603,750
                                                                    -----------
                                                                      1,485,837
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $9,118,187)...........              9,124,017
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.4%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (6.4%)
 6.875%, 2/28/97 (COST $1,003,566)..................... $1,000,000 $ 1,005,050
-------------------------------------------------------------------------------
AGENCY SECURITIES (35.1%)
-------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (9.6%)
 5.32%, 2/3/97.........................................  1,500,000   1,500,150
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.2%)
 5.70%, 11/20/97.......................................    500,000     500,000
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (12.8%)
 Zero Coupon, 11/6/96..................................  2,000,000   1,998,552
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.5%)
 Zero Coupon, 1/22/97..................................  1,500,000   1,482,155
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $5,480,483)..............              5,480,857
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (18.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (18.9%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $2,955,458,
  collateralized by $2,856,334 of various U.S. Treasury
  Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $2,955,007 (COST $2,955,000).........................  2,955,000   2,955,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.7%) (COST $18,557,236) (A)......             18,564,924
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-18.7%)............             (2,923,925)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $15,640,999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
++  Variable/floating rate security--rate disclosed is as of October 31, 1996.
(a) The cost for federal income tax purposes was $18,557,236. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $7,688. This consisted of aggregate gross unrealized appreciation for all securities of $8,628 and aggregate gross unrealized depreciation for all securities of $940.

   The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (96.2%)
-------------------------------------------------------------------------------
 BANKS (7.3%)
  BankAmerica Corp. .......................................    1,400 $  128,100
  Chase Manhattan Corp.....................................    1,200    102,900
  Citicorp Bank............................................      750     74,250
  First Bank System, Inc...................................    1,400     92,400
  Washington Federal, Inc..................................    2,800     67,375
                                                                     ----------
                                                                        465,025
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (3.6%)
  ConAgra, Inc.............................................    1,800     89,775
  CPC International, Inc. .................................      800     63,100
  PepsiCo, Inc. ...........................................    2,600     77,025
                                                                     ----------
                                                                        229,900
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.7%)
  AlliedSignal, Inc. ......................................    1,700    111,350
-------------------------------------------------------------------------------
 CHEMICALS (1.1%)
  Praxair, Inc.............................................    1,600     70,800
-------------------------------------------------------------------------------
 COMPUTER SOFTWARE (1.5%)
 *BMC Software, Inc........................................      650     53,869
  Computer Association International, Inc. ................      700     41,388
                                                                     ----------
                                                                         95,257
-------------------------------------------------------------------------------
 CONSUMER STAPLES (3.9%)
  Clorox Co................................................      350     38,194
  Gillette Co. ............................................    1,200     89,700
  Procter & Gamble Co......................................    1,250    123,750
                                                                     ----------
                                                                        251,644
-------------------------------------------------------------------------------
 ELECTRONICS (3.0%)
  General Electric Co......................................    1,500    145,125
  Honeywell, Inc. .........................................      800     49,700
                                                                     ----------
                                                                        194,825
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES    VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 ENERGY (4.9%)
  Halliburton Co............................................    1,450 $   82,106
  Mobil Corp................................................    1,000    116,750
  Williams Cos., Inc. ......................................    2,200    114,950
                                                                      ----------
                                                                         313,806
--------------------------------------------------------------------------------
 ENVIRONMENTAL (2.4%)
 *United Waste Systems, Inc.................................    1,900     65,075
 *U.S.A. Waste Services, Inc. ..............................    2,860     91,520
                                                                      ----------
                                                                         156,595
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (9.6%)
  Capital One Financial Corp. ..............................    3,100     96,488
  Equifax, Inc. ............................................    2,950     87,762
  Household International, Inc. ............................      500     44,250
  Merrill Lynch & Co. ......................................    1,400     98,350
  MGIC Investment Corp. ....................................    1,350     92,644
  Morgan Stanley Group, Inc. ...............................    1,100     55,275
  SunAmerica, Inc. .........................................    2,000     75,000
  The Money Store, Inc. ....................................    2,450     63,700
                                                                      ----------
                                                                         613,469
--------------------------------------------------------------------------------
 HEALTH CARE (5.3%)
 *Boston Scientific Corp. ..................................    1,300     70,688
  Cardinal Health, Inc. ....................................    1,100     86,350
  Columbia/HCA Healthcare Corp..............................    1,650     58,988
 *Oxford Health Plans, Inc. ................................    1,100     50,119
  Tenent Healthcare Corp. ..................................    3,400     70,975
                                                                      ----------
                                                                         337,120
--------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (1.2%)
  Black & Decker Corp.......................................    2,100     78,488
--------------------------------------------------------------------------------
 INSURANCE (4.2%)
  American International Group, Inc. .......................    1,100    119,487
  Travelers, Inc............................................    2,050    111,213
  UNUM Corp. ...............................................      650     40,869
                                                                      ----------
                                                                         271,569
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 LODGING & RESTAURANTS (4.8%)
 *Boston Chicken, Inc. ....................................    1,600 $   58,100
  Hilton Hotels Corp. .....................................    3,100     94,162
  Marriott International, Inc. ............................    1,700     96,688
  McDonald's Corp. ........................................    1,350     59,906
                                                                     ----------
                                                                        308,856
-------------------------------------------------------------------------------
 MANUFACTURING (0.5%)
  Johnson Controls, Inc....................................      400     29,200
-------------------------------------------------------------------------------
 MISCELLANEOUS (1.3%)
  Tyco International Ltd. .................................    1,700     84,363
-------------------------------------------------------------------------------
 OFFICE EQUIPMENT (1.3%)
  Hewlett-Packard Co. .....................................      950     41,919
  Xerox Corp. .............................................      900     41,737
                                                                     ----------
                                                                         83,656
-------------------------------------------------------------------------------
 PHARMACEUTICALS (9.1%)
  Abbott Laboratories......................................    1,450     73,406
 *Amgen, Inc. .............................................    1,600     98,100
  Johnson & Johnson........................................    2,100    103,425
  Merck & Co., Inc. .......................................    1,700    126,012
  Pfizer, Inc..............................................    1,400    115,850
  Schering-Plough Corp.....................................    1,000     64,000
                                                                     ----------
                                                                        580,793
-------------------------------------------------------------------------------
 RETAIL (12.4%)
  Albertson's, Inc.........................................    2,050     70,469
 *Borders Group, Inc. .....................................    1,600     50,400
  CUC International, Inc. .................................    3,500     85,750
  Gap, Inc. ...............................................    2,450     71,050
  Home Depot, Inc..........................................    2,100    114,975
 *Price/Costco, Inc........................................    5,150    102,034
 *Safeway, Inc. ...........................................    2,450    105,044
 *Staples, Inc. ...........................................    4,450     83,437
  Walgreen Co. ............................................    2,800    105,700
                                                                     ----------
                                                                        788,859
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SERVICES (5.6%)
 *Ceridian Corp. ..........................................      950 $   47,144
 *Corporate Express, Inc. .................................    1,300     42,656
  Electronic Data Systems Corp.............................    1,700     76,500
  First Data Corp. ........................................    1,150     91,712
  Paychex, Inc.............................................      900     51,187
  Service Corp. International..............................    1,800     51,300
                                                                     ----------
                                                                        360,499
-------------------------------------------------------------------------------
 TECHNOLOGY (6.0%)
 *Cisco Systems, Inc. .....................................    1,550     95,809
 *Microsoft Corp., Inc. ...................................      750    102,984
 *Oracle Corp. ............................................    2,250     95,203
 *Sun Microsystems, Inc. ..................................    1,500     91,406
                                                                     ----------
                                                                        385,402
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (3.1%)
 *ADC Telecommunications, Inc. ............................      750     51,328
 *Andrew Corp..............................................      900     43,875
  Lucent Technologies, Inc.................................    1,400     65,800
 *Newbridge Networks Corp. ................................    1,200     37,950
                                                                     ----------
                                                                        198,953
-------------------------------------------------------------------------------
 TEXTILES & APPAREL (1.3%)
  Liz Claiborne, Inc.......................................      550     23,238
 *Nautica Enterprises, Inc. ...............................    2,000     61,250
                                                                     ----------
                                                                         84,488
-------------------------------------------------------------------------------
 UTILITIES (1.1%)
  Sprint Corp. ............................................    1,750     68,687
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $6,073,231).....................           6,163,604
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.1%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due 11/1/96,
  to be repurchased at $586,091, collateralized by $566,434
  of various U.S. Treasury Notes, 5.875%-7.75% due 3/31/99-
  11/30/99, valued at $586,001 (COST $586,000)............. $586,000 $  586,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.3%) (COST $6,659,231)(A)............           6,749,604
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-5.3%).................            (339,571)
--------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $6,410,033
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security.
(a) The cost for federal income tax purposes was $6,668,755. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $80,849. This consisted of aggregate gross unrealized appreciation for all securities of $188,924 and aggregate gross unrealized depreciation for all securities of $108,075.

   The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                             SIRACH                   SIRACH
                                            SPECIAL       SIRACH     STRATEGIC
                                             EQUITY       GROWTH     BALANCED
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments at cost..................... $366,806,160 $129,608,973 $77,712,592
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value................... $453,819,823 $144,358,101 $84,640,968
 Cash....................................          610      976,162     318,696
 Receivable for Investments Sold.........    1,581,942    1,882,497     532,306
 Receivable from Investment Advisor--Note
  B......................................          --           --          --
 Dividends Receivable....................       63,600       76,813      25,382
 Receivable for Portfolio Shares Sold....    2,201,195      784,914      19,116
 Interest Receivable.....................        2,902        3,479     466,927
 Other Assets............................       16,796        4,077       2,733
-------------------------------------------------------------------------------
  Total Assets...........................  457,686,868  148,086,043  86,006,128
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......   14,923,487    4,535,165   2,471,264
 Payable for Portfolio Shares Redeemed...       20,503          --       15,260
 Payable for Investment Advisory Fees--
  Note B.................................      273,356       76,808      45,432
 Payable for Administrative Fees--Note C.       53,875       15,464      11,625
 Payable for Directors' Fees--Note G.....        2,296          937         678
 Payable for Distribution Fees--Note E...           91        2,528         --
 Other Liabilities.......................       79,943       36,330      31,859
-------------------------------------------------------------------------------
  Total Liabilities......................   15,353,551    4,667,232   2,576,118
-------------------------------------------------------------------------------
NET ASSETS............................... $442,333,317 $143,418,811 $83,430,010
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.........................  260,244,836  107,683,929  67,135,880
 Undistributed Net Investment Income.....          --       250,911     336,195
 Accumulated Net Realized Gain (Loss)....   95,074,818   20,734,843   9,029,559
 Unrealized Appreciation.................   87,013,663   14,749,128   6,928,376
-------------------------------------------------------------------------------
NET ASSETS............................... $442,333,317 $143,418,811 $83,430,010
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................... $441,326,469 $128,981,707 $83,430,010
 Shares Issued and Outstanding ($0.001
  par value)+............................   24,550,720    9,204,691   6,960,180
 Net Asset Value, Offering, and
  Redemption Price Per Share............. $      17.98 $      14.01 $     11.99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS............................... $  1,006,848 $ 14,437,104         --
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000).....       56,035    1,030,938         --
 Net Asset Value, Offering, and
  Redemption Price Per Share............. $      17.97 $      14.00         --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Shares                        50,000,000   25,000,000  25,000,000

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                             SIRACH       SIRACH
                                              FIXED     SHORT-TERM     SIRACH
                                             INCOME      RESERVES      EQUITY
                                            PORTFOLIO    PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments at cost...................... $18,783,188  $18,557,236  $6,659,231
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value.................... $18,972,071  $18,564,924  $6,749,604
 Cash.....................................         623          930         866
 Receivable for Investments Sold..........     593,881          --          --
 Receivable from Investment Advisor--Note
  B.......................................       2,334        7,437       6,264
 Dividends Receivable.....................         --           --        3,363
 Receivable for Portfolio Shares Sold.....      17,228        5,182         --
 Interest Receivable......................     278,667      175,253          91
 Other Assets.............................         564          531          31
-------------------------------------------------------------------------------
  Total Assets............................  19,865,368   18,754,257   6,760,219
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased........   1,028,592    2,505,025     325,043
 Payable for Portfolio Shares Redeemed....         --       576,305         --
 Payable for Investment Advisory Fees--
  Note B..................................         --           --          --
 Payable for Administrative Fees--Note C..       7,278        6,913       3,344
 Payable for Directors' Fees--Note G......         655          605         775
 Payable for Distribution Fees--Note E....         --           --          --
 Other Liabilities........................      25,524       24,410      21,024
-------------------------------------------------------------------------------
  Total Liabilities.......................   1,062,049    3,113,258     350,186
-------------------------------------------------------------------------------
NET ASSETS................................ $18,803,319  $15,640,999  $6,410,033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital..........................  18,937,120   15,542,494   6,292,266
 Undistributed Net Investment Income......     138,014       94,428       1,709
 Accumulated Net Realized Gain (Loss).....    (460,698)      (3,611)     25,685
 Unrealized Appreciation..................     188,883        7,688      90,373
-------------------------------------------------------------------------------
NET ASSETS................................ $18,803,319  $15,640,999  $6,410,033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS................................ $18,803,319  $15,640,999  $6,410,033
 Shares Issued and Outstanding ($0.001 par
  value)+.................................   1,930,992    1,562,802     584,346
 Net Asset Value, Offering, and Redemption
  Price Per Share......................... $      9.74  $     10.01  $    10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS................................         --           --          --
 Shares Issued and Outstanding ($0.001 par
  value) (Authorized 10,000,000)..........         --           --          --
 Net Asset Value, Offering, and Redemption
  Price Per Share.........................         --           --          --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Shares                        25,000,000   25,000,000  25,000,000

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF OPERATIONS
Year Ended October 31, 1996

                                          SIRACH                                      SIRACH
                                         SPECIAL                SIRACH               STRATEGIC
                                          EQUITY                GROWTH               BALANCED
                                        PORTFOLIO              PORTFOLIO             PORTFOLIO
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................             $    948,778           $ 1,220,779           $   493,074
 Interest.................                1,860,530             1,020,228             3,038,427
------------------------------------------------------------------------------------------------
  Total Income............                2,809,308             2,241,007             3,531,501
------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees..............  $3,404,812               $793,566              $578,683
  Less: Fees Waived.......         --     3,404,812       --      793,566       --      578,683
 Administrative Fees--Note
  C.......................                  617,933               159,310               133,890
 Custodian Fees--Note D...                   39,353                15,671                23,404
 Registration and Filing
  Fees....................                   23,889                30,504                29,119
 Audit Fees...............                   27,381                15,599                14,666
 Legal Fees...............                   35,839                 8,691                 7,047
 Printing Fees............                   11,533                10,752                 9,822
 Directors' Fees--Note G..                   12,553                 4,731                 4,182
 Distribution and Service
  Fees--Note E ...........                       91                 2,528                   --
 Other Expenses...........                   60,113                21,151                24,436
 Expenses Assumed by the
  Adviser--Note B.........                      --                    --                    --
------------------------------------------------------------------------------------------------
  Total Expenses..........                4,233,497             1,062,503               825,249
 Expense Offset--Note A...                   (5,198)               (1,989)               (4,118)
------------------------------------------------------------------------------------------------
  Net Expenses............                4,228,299             1,060,514               821,131
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS)...................               (1,418,991)            1,180,493             2,710,370
------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS..............              103,695,546            22,211,165            11,567,491
------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........                3,942,509             2,947,210            (1,526,919)
------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............              107,638,055            25,158,375            10,040,572
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............             $106,219,064           $26,338,868           $12,750,942
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF OPERATIONS--(CONTINUED)
Year Ended October 31, 1996

                                         SIRACH                SIRACH
                                         FIXED               SHORT-TERM            SIRACH
                                         INCOME               RESERVES             EQUITY
                                       PORTFOLIO             PORTFOLIO           PORTFOLIO*
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................             $      --              $    --             $  6,694
 Interest.................              1,064,960              911,064               3,012
-------------------------------------------------------------------------------------------
  Total Income............              1,064,960              911,064               9,706
-------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees..............  $ 105,292              $ 66,747             $ 4,898
  Less: Fees Waived.......   (105,292)        --    (66,747)       --    (4,898)       --
 Administrative Fees--Note
  C.......................                 85,627               77,350               9,454
 Custodian Fees--Note D...                  1,922                6,951               3,986
 Registration and Filing
  Fees....................                 15,220               18,159               1,785
 Audit Fees...............                 12,290               13,351              12,500
 Legal Fees...............                  2,886                1,471                 318
 Printing Fees............                 10,304                8,177               4,480
 Directors' Fees--Note G..                  2,736                2,734               1,429
 Distribution and Service
  Fees--Note E............                    --                   --                  --
 Other Expenses...........                  4,547                6,523                 313
 Expenses Assumed by the
  Adviser--Note B.........                (12,221)             (50,756)            (26,497)
-------------------------------------------------------------------------------------------
  Total Expenses..........                123,311               83,960               7,768
 Expense Offset--Note A...                 (1,696)                (489)               (986)
-------------------------------------------------------------------------------------------
  Net Expenses............                121,615               83,471               6,782
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....                943,345              827,593               2,924
-------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS..............                173,221                  --               25,685
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........               (282,306)                (619)             90,373
-------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............               (109,085)                (619)            116,058
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............             $  834,260             $826,974            $118,982
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

* For the period July 1, 1996 (commencement of operations) to October 31, 1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED     YEAR ENDED
                                                      OCTOBER 31,    OCTOBER 31,
                                                         1996           1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)......................  $  (1,418,991) $   3,240,775
 Net Realized Gain.................................    103,695,546    104,351,652
 Net Change in Unrealized
  Appreciation/Depreciation........................      3,942,509     10,094,755
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions...........................................    106,219,064    117,687,182
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................       (736,639)    (3,406,140)
 Net Realized Gain:
  Institutional Class..............................   (104,062,768)   (30,437,924)
----------------------------------------------------------------------------------
  Total Distributions..............................   (104,799,407)   (33,844,064)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
Institutional Class:
 Issued--Regular...................................     49,166,742     50,510,747
   --In Lieu of Cash Distributions.................    102,741,800     33,371,636
 Redeemed..........................................   (210,082,635)  (183,166,928)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Institutional Class
   Shares..........................................    (58,174,093)   (99,284,545)
----------------------------------------------------------------------------------
Institutional Service Class*:
 Issued--Regular...................................      1,760,960            --
 Redeemed..........................................       (699,549)           --
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares..........................................      1,061,411            --
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.....    (57,112,682)   (99,284,545)
----------------------------------------------------------------------------------
 Total Decrease....................................    (55,693,025)   (15,441,427)
Net Assets:
 Beginning of Period...............................    498,026,342    513,467,769
----------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $0 and $548,507,
  respectively)....................................  $ 442,333,317  $ 498,026,342
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  1,180,493  $  1,351,821
 Net Realized Gain...................................    22,211,165     4,963,869
 Net Change in Unrealized Appreciation/Depreciation..     2,947,210     9,582,044
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions.............................................    26,338,868    15,897,734
----------------------------------------------------------------------------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class.................................    (1,064,254)   (1,405,888)
 Institutional Service Class*........................        (3,552)          --
----------------------------------------------------------------------------------
  Total Distributions................................    (1,067,806)   (1,405,888)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
Institutional Class:
 Issued--Regular.....................................    32,367,362    52,374,107
   --In Lieu of Cash Distributions...................       985,751     1,348,126
 Redeemed............................................   (44,372,083)  (34,371,163)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Institutional Class
   Shares............................................   (11,018,970)   19,351,070
----------------------------------------------------------------------------------
Institutional Service Class*:
 Issued--Regular.....................................    14,445,297           --
   --In Lieu of Cash Distributions...................         3,552           --
 Redeemed............................................       (68,952)
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares............................................    14,379,897           --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     3,360,927    19,351,070
----------------------------------------------------------------------------------
 Total Increase......................................    28,631,989    33,842,916
Net Assets:
 Beginning of Period.................................   114,786,822    80,943,906
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $250,911 and $138,224, respective-
  ly)................................................  $143,418,811  $114,786,822
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 2,710,370  $ 3,312,441
 Net Realized Gain.....................................   11,567,491    4,166,964
 Net Change in Unrealized Appreciation/Depreciation....   (1,526,919)   8,906,025
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations.   12,750,942   16,385,430
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,789,994)  (3,307,979)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
Institutional Class:
 Issued--Regular.......................................   12,209,599   24,186,341
   --In Lieu of Cash Distributions.....................    2,784,689    3,307,576
 Redeemed..............................................  (37,359,268) (44,301,823)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........  (22,364,980) (16,807,906)
----------------------------------------------------------------------------------
 Total Decrease........................................  (12,404,032)  (3,730,455)
NET ASSETS:
 Beginning of Period...................................   95,834,042   99,564,497
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income
  of $336,195 and $399,022, respectively)..............  $83,430,010  $95,834,042
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   943,345  $   828,911
 Net Realized Gain.....................................      173,221       82,728
 Net Change in Unrealized Appreciation/Depreciation....     (282,306)     976,781
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.      834,260    1,888,420
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (898,915)    (831,956)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular.......................................   10,044,016    4,809,340
   --In Lieu of Cash Distributions.....................      897,150      831,346
 Redeemed..............................................   (7,511,761)  (3,436,827)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    3,429,405    2,203,859
----------------------------------------------------------------------------------
 Total Increase........................................    3,364,750    3,260,323
Net Assets:
 Beginning of Period...................................   15,438,569   12,178,246
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $138,014 and $89,858, respectively)........  $18,803,319  $15,438,569
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $   827,593  $  1,161,187
 Net Realized Loss....................................          --         (3,611)
 Net Change in Unrealized Appreciation/Depreciation...         (619)       25,034
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................      826,974     1,182,610
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................     (838,639)   (1,159,685)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular......................................    6,000,675    11,897,304
   --In Lieu of Cash Distributions....................      834,416     1,158,032
 Redeemed.............................................   (9,671,711)  (15,960,149)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions........   (2,836,620)   (2,904,813)
----------------------------------------------------------------------------------
 Total Decrease.......................................   (2,848,285)   (2,881,888)
Net Assets:
 Beginning of Period..................................   18,489,284    21,371,172
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $94,428 and $105,474, respectively).......  $15,640,999  $ 18,489,284
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                         JULY 1,
                                                                        1996** TO
                                                                       OCTOBER 31,
                                                                          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................................  $    2,924
 Net Realized Gain...................................................      25,685
 Net Change in Unrealized Appreciation/Depreciation..................      90,373
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations...............     118,982
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................................      (1,215)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular.....................................................   6,424,415
   --In Lieu of Cash Distributions...................................       1,215
 Redeemed............................................................    (133,364)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......................   6,292,266
----------------------------------------------------------------------------------
 Total Increase......................................................   6,410,033
Net Assets:
 Beginning of Period.................................................         --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $1,709)............................................................  $6,410,033
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              INSTITUTIONAL
                                     INSTITUTIONAL CLASS                      SERVICE CLASS
                         ---------------------------------------------------  -------------
                                                                                MARCH 22,
                                    YEAR ENDED OCTOBER 31,                      1996** TO
                         ---------------------------------------------------   OCTOBER 31,
                           1996       1995      1994       1993       1992        1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  18.80   $  16.10  $  19.10   $  15.03   $  13.90    $  16.54
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................    (0.06)      0.11      0.04      (0.01)      0.05       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................     3.51       3.65     (0.90)      4.68       1.13        1.44
------------------------------------------------------------------------------------------------
  Total from Investment
   Operations...........     3.45       3.76     (0.86)      4.67       1.18        1.43
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.03)     (0.11)    (0.02)     (0.01)     (0.05)        --
 Net Realized Gain......    (4.24)     (0.95)    (2.12)     (0.59)       --          --
------------------------------------------------------------------------------------------------
  Total Distributions...    (4.27)     (1.06)    (2.14)     (0.60)     (0.05)        --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD................. $  17.98   $  18.80  $  16.10   $  19.10   $  15.03    $  17.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TOTAL RETURN............    23.62%     25.31%    (4.68)%    31.81%      8.50%       8.65%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands).... $441,326   $498,026  $513,468   $528,078   $358,714    $  1,007
 Ratio of Expenses to
  Average Net Assets....     0.87%      0.85%     0.88%      0.89%      0.90%       1.12%*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....    (0.29)%     0.64%     0.27%     (0.03)%     0.38%      (0.64)%*
 Portfolio Turnover
  Rate..................      129%       137%      107%       102%       122%        129%
 Average Commission
  Rate#................. $ 0.0590        N/A       N/A        N/A        N/A    $ 0.0590
------------------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............     0.87%      0.85%      N/A        N/A        N/A        1.12%*
------------------------------------------------------------------------------------------------

 * Annualized
** Initial offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   INSTITUTIONAL
                                        INSTITUTIONAL CLASS        SERVICE CLASS
                                   ------------------------------- -------------
                                      YEARS ENDED      DECEMBER 1    MARCH 22,
                                      OCTOBER 31,       1993** TO   1996*** TO
                                   ------------------  OCTOBER 31,  OCTOBER 31,
                                     1996      1995       1994         1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  11.35  $   9.66    $ 10.00      $ 12.80
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........      0.12      0.15       0.10         0.07
 Net Realized and Unrealized Gain
  (Loss).........................      2.65      1.70      (0.36)        1.19
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................      2.77      1.85      (0.26)        1.26
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........     (0.11)    (0.16)     (0.08)       (0.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  14.01  $  11.35    $  9.66      $ 14.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     24.52%    19.33%     (2.58)%       9.87%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thou-
  sands).........................  $128,982  $114,787    $80,944      $14,437
 Ratio of Expenses to Average Net
  Assets.........................      0.87%     0.86%      0.92%*       1.12%*
 Ratio of Net Investment Income
  to Average Net Assets..........      0.97%     1.48%      1.13%*       0.72%*
 Portfolio Turnover Rate.........       151%      119%       141%         151%
 Average Commission Rate#........  $ 0.0600       N/A        N/A      $0.0600
--------------------------------------------------------------------------------
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................      0.86%     0.84%       N/A         1.11%*
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class Shares
  # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED      DECEMBER 1,
                                                    OCTOBER 31,      1993** TO
                                                  ----------------  OCTOBER 31,
                                                   1996     1995       1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............. $ 10.75  $  9.35    $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................    0.36     0.36       0.27
 Net Realized and Unrealized Gain (Loss).........    1.24     1.39      (0.69)
-------------------------------------------------------------------------------
  Total From Investment Operations...............    1.60     1.75      (0.42)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........................   (0.36)   (0.35)     (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................... $ 11.99  $ 10.75    $  9.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN ....................................   15.13%   19.10%     (4.19)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........... $83,430  $95,834    $99,564
 Ratio of Expenses to Average Net Assets.........    0.93%    0.87%      0.90%*
 Ratio of Net Investment Income to Average Net
  Assets.........................................    3.04%    3.49%      3.05%*
 Portfolio Turnover Rate.........................     172%     158%       158%
 Average Commission Rate #....................... $0.0600      N/A        N/A
-------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets Includ-
  ing
  Expense Offsets................................    0.92%    0.86%       N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations
# Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED      DECEMBER 1,
                                                    OCTOBER 31,      1993** TO
                                                  ----------------  OCTOBER 31,
                                                   1996     1995       1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $9.88    $9.16     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................    0.55     0.58       0.48
 Net Realized and Unrealized Gain (Loss).........   (0.15)    0.73      (0.91)
-------------------------------------------------------------------------------
  Total From Investment Operations...............    0.40     1.31      (0.43)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........................   (0.54)   (0.59)     (0.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................   $9.74    $9.88      $9.16
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+....................................    4.21%   14.75%     (4.33)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........... $18,803  $15,439    $12,178
 Ratio of Expenses to Average Net Assets.........    0.76%    0.76%      0.75%*
 Ratio of Net Investment Income to Average Net
  Assets.........................................    5.84%    6.13%      5.37%*
 Portfolio Turnover Rate.........................     260%     165%       230%
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by
  the Adviser Per Share..........................   $0.07    $0.06      $0.08
 Ratio of Expenses to Average Net Assets Includ-
  ing Expense Offsets............................    0.75%    0.75%       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated during the periods indicated.

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED      DECEMBER 1,
                                                    OCTOBER 31,      1993** TO
                                                  ----------------  OCTOBER 31,
                                                   1996     1995       1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $10.02   $10.03     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................    0.51     0.59       0.34
 Net Realized and Unrealized Loss................   (0.01)   (0.02)     (0.02)
-------------------------------------------------------------------------------
  Total From Investment Operations...............    0.50     0.57       0.32
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........................   (0.51)   (0.58)     (0.29)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................  $10.01   $10.02     $10.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+....................................    5.12%    5.83%      3.24%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........... $15,641  $18,489    $21,371
 Ratio of Expenses to Average Net Assets.........    0.50%    0.52%      0.50%*
 Ratio of Net Investment Income to Average Net
  Assets.........................................    4.96%    5.34%      3.53%*
 Portfolio Turnover Rate.........................       0%      38%        13%
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by
  the Adviser Per Share..........................   $0.07    $0.04      $0.04
 Ratio of Expenses to Average Net Assets
  Including Expense Offsets......................    0.50%    0.50%       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                      JULY 1,
                                                                     1996** TO
                                                                    OCTOBER 31,
                                                                       1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............................................      0.01
 Net Realized and Unrealized Gain..................................      0.97
-------------------------------------------------------------------------------
  Total From Investment Operations.................................      0.98
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............................................     (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................................    $10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+......................................................      9.80%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).............................    $6,410
 Ratio of Expenses to Average Net Assets...........................      1.03%*
 Ratio of Net Investment Income to Average Net Assets..............      0.39%*
 Portfolio Turnover Rate...........................................        34%
 Average Commission Rate...........................................   $0.0600
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by the Adviser Per
  Share............................................................   $  0.14
 Ratio of Expenses to Average Net Assets Including Expense Offsets.      0.90%
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

   The accompanying notes are an integral part of the financial statements.

                               SIRACH PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, Sirach Short-Term Reserves Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. The Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio, each began operations on December 1, 1993. The Sirach Special Equity Portfolio began operations on October 2, 1989 and The Sirach Equity Portfolio began operations on July 1, 1996. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1996, only the Sirach Special Equity Portfolio and Sirach Growth Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting, dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

  SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

  SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

  SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

  SIRACH FIXED INCOME PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

  SIRACH SHORT-TERM RESERVES PORTFOLIO seeks to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of three years or less.

  SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price

                               SIRACH PORTFOLIOS
  information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996, the following Portfolios had available an approximate capital loss carryovers for Federal income tax purposes, which will expire on the dates indicated:

                                                             OCTOBER 31,
                                                      --------------------------
   SIRACH PORTFOLIOS                                    2002     2003    TOTAL
   -----------------                                  --------- ------ ---------
   Fixed Income...................................... $ 388,000    --  $ 388,000
   Short-Term Reserves...............................       --  $4,000     4,000

  The Sirach Growth Portfolio, the Sirach Strategic Balanced Portfolio and the Sirach Fixed Income Portfolio utilized capital loss carryovers for Federal income tax purposes of approximately $386,000, $2,353,000 and $238,000, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each of the Portfolios will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                               SIRACH PORTFOLIOS
  differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis difference relating to shareholder distributions resulted in reclassification as follows:

                                                         ACCUMULATED
                                          UNDISTRIBUTED      NET
                                          NET INVESTMENT  REALIZED     PAID IN
   SIRACH PORTFOLIOS                          INCOME     GAIN (LOSS)   CAPITAL
   -----------------                      -------------- -----------  ----------
   Special Equity........................   $1,607,123   $(8,629,740) $7,022,617
   Growth................................          --       (977,399)    977,399
   Strategic Balanced....................       16,797       (16,797)        --
   Fixed Income..........................        3,726        (3,726)        --

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at fees calculated at an annual rate of average daily net assets as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Fixed Income.............................................................. 0.65%
Short-Term Reserves....................................................... 0.40%
Equity.................................................................... 0.65%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Fixed Income Portfolio, the Sirach Short-Term Reserves Portfolio and the Sirach Equity Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.75%, 0.50% and 0.90% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing

                               SIRACH PORTFOLIOS
and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of between 0.02%-0.06% of the aggregate net assets of the Portfolios. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC.

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
SIRACH PORTFOLIOS                                             FEES       CGFSC
-----------------                                        -------------- --------
Special Equity..........................................    $369,138    $263,156
Growth..................................................      96,046      68,389
Strategic Balanced......................................      77,368      50,225
Fixed Income............................................      46,824      42,951
Short-Term Reserves.....................................      43,098      39,655
Equity..................................................       9,454       9,168

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following from the Portfolios as Administrator.

                                                                  ADMINISTRATION
SIRACH PORTFOLIOS                                                      FEES
-----------------                                                 --------------
Special Equity...................................................    $248,795
Growth...........................................................      63,264
Strategic Balanced...............................................      56,522
Fixed Income.....................................................      38,803
Short-Term Reserves..............................................      34,253

                               SIRACH PORTFOLIOS

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank, all of which is unpaid at October 31, 1996, is as follows:

SIRACH PORTFOLIOS
-----------------
Special Equity.......................................................... $25,427
Growth..................................................................   6,588
Strategic Balanced......................................................   5,129
Fixed Income............................................................   3,809
Short-Term Reserves.....................................................   1,976

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. ("the Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio and Sirach Growth Portfolio have adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Sirach Special Equity Portfolio and Sirach Growth Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Sirach Special Equity Portfolio and Sirach Growth Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Sirach Special Equity Portfolio and Sirach Growth Portfolio's net assets. The Sirach Special Equity Portfolio and Sirach Growth Portfolio's Service Class Shares are not currently making payments for distribution fees. The Sirach Special Equity Portfolio's and Sirach Growth Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations. The Distributor does not receive any fee or other compensation with respect to the other Portfolios in this report.

F. PURCHASES AND SALES: For the period ended October 31, 1996 the Portfolios made purchases and sales of investment securities other than long-term U.S. Government and short-term securities of:

SIRACH PORTFOLIOS                                       PURCHASES      SALES
-----------------                                      ------------ ------------
Special Equity........................................ $586,012,674 $687,558,003
Growth................................................  157,228,173  157,235,619
Strategic Balanced....................................  100,100,428  104,637,572
Fixed Income..........................................   19,540,137   14,556,551
Short-Term Reserves...................................      497,510          --
Equity................................................    6,692,864      645,318

Purchases and sales of long-term U.S. Government securities were approximately $40,816,469 and $61,632,747, respectively, for Sirach Strategic Balanced Portfolio, $16,739,536 and $21,796,380, respectively for Sirach Fixed Income Portfolio, $500,000 and $0, respectively, for Sirach Short-Term Reserves Portfolio. There were no purchases or sales of long-term U.S. Government securities for Sirach Special Equity Portfolio, Sirach Growth Portfolio and Sirach Equity Portfolio. Sales for Sirach Special Equity Portfolio and Sirach Growth Portfolio include in-kind transactions of $30,646,856 and $4,200,555, respectively, including realized gains of $8,441,609 and $977,399, respectively.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolios excluding Sirach Equity Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolios had no borrowings under the agreement.

I. OTHER: At October 31, 1996 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
SIRACH PORTFOLIOS                                         SHAREHOLDERS OWNERSHIP
-----------------                                         ------------ ---------
Growth--Institutional Class..............................       2        20.5
Growth--Institutional Service Class......................       4        93.8
Fixed Income.............................................       3        52.1
Short-Term Reserves......................................       3        74.2
Equity...................................................       3        91.0

At October 31, 1996 the percentage of total shares held by record shareholders affiliated with the UAM Funds was 16.5% for the Sirach Equity Portfolio.

J. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfolios, by class, were as follows:

                             INSTITUTIONAL CLASS     INSTITUTIONAL SERVICE
                                   SHARES                 CLASS SHARES
                           ------------------------  ----------------------
                           YEAR ENDED   YEAR ENDED
                           OCTOBER 31,  OCTOBER 31,  MARCH 22, 1996* TO
                              1996         1995       OCTOBER 31, 1996
                           -----------  -----------  ------------------
SIRACH SPECIAL EQUITY
 PORTFOLIO:
Shares Issued.............   2,744,916    3,142,594         93,038
In Lieu of Cash Distribu-
 tions....................   7,041,933    2,298,514            --
Shares Redeemed........... (11,728,227) (10,848,182)       (37,003)
                           -----------  -----------      ---------
Net Increase (Decrease)
 from
 Capital Share Transac-
 tions....................  (1,941,378)  (5,407,074)        56,035
                           ===========  ===========      =========
SIRACH GROWTH PORTFOLIO:
Shares Issued.............   2,516,616    4,951,616      1,035,866
In Lieu of Cash Distribu-
 tions....................      78,516      130,396            269
Shares Redeemed...........  (3,499,650)  (3,351,588)        (5,197)
                           -----------  -----------      ---------
Net Increase (Decrease)
 from
 Capital Share Transac-
 tions....................    (904,518)   1,730,424      1,030,938
                           ===========  ===========      =========

                               SIRACH PORTFOLIOS

                                                INSTITUTIONAL CLASS SHARES
                                                ---------------------------
                                                                 YEAR ENDED
                                                   YEAR ENDED     OCTOBER
                                                OCTOBER 31, 1996  31, 1995
                                                ---------------- ----------
SIRACH STRATEGIC BALANCED PORTFOLIO:
Shares Issued..................................     1,081,826     2,482,322
In Lieu of Cash Distributions..................       246,974       336,268
Shares Redeemed................................    (3,281,799)   (4,557,601)
                                                   ----------    ----------
Net Increase (Decrease) from
 Capital Share Transactions....................    (1,952,999)   (1,739,011)
                                                   ==========    ==========
SIRACH FIXED INCOME PORTFOLIO:
Shares Issued..................................     1,045,131       502,850
In Lieu of Cash Distributions..................        92,899        87,772
Shares Redeemed................................      (768,942)     (358,693)
                                                   ----------    ----------
Net Increase (Decrease) from
 Capital Share Transactions....................       369,088       231,929
                                                   ==========    ==========
SIRACH SHORT-TERM RESERVES PORTFOLIO:
Shares Issued..................................       600,040     1,185,842
In Lieu of Cash Distributions..................        83,796       116,064
Shares Redeemed................................      (965,861)   (1,587,975)
                                                   ----------    ----------
Net Increase (Decrease) from
 Capital Share Transactions....................      (282,025)     (286,069)
                                                   ==========    ==========
                                                JULY 1, 1996* TO
                                                OCTOBER 31, 1996
                                                ----------------
SIRACH EQUITY PORTFOLIO:
Shares Issued..................................       596,664           --
In Lieu of Cash Distributions..................           111           --
Shares Redeemed................................       (12,429)          --
                                                   ----------    ----------
Net Increase (Decrease) from
 Capital Share Transactions....................       584,346           --
                                                   ==========    ==========

* Commencement of Operations

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
 Sirach Special Equity Portfolio
 Sirach Growth Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Fixed Income Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, Sirach Short-Term Reserves Portfolio and Sirach Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

Sirach Special Equity Portfolio hereby designates $82,946,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the period ended October 31, 1996. the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 6.5% for Sirach Special Equity Portfolio, 19.2% for Sirach Growth Portfolio, 12.5% for Sirach Strategic Balanced Portfolio and 17.3% for Sirach Equity Portfolio.

---------------------------------------------

UAM FUNDS
ICM SMALL COMPANY PORTFOLIO

---------------------------------------------  ===============================
OFFICERS AND DIRECTORS


Norton H. Reamer         William H. Park
Director, President      Vice President                   UAM Funds
and Chairman

John T. Bennett, Jr.     Michael E. DeFao
Director                 Secretary

Philip D. English        Karl O. Hartmann
Director                 Assistant Secretary               ICM Small
                                                            Company
William A. Humenuk       Gary L. French                    Portfolio
Director                 Treasurer

Peter M. Whitman, Jr.    Robert R. Flaherty
Director                 Assistant Treasurer


---------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

---------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

---------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank                      ===============================
 3 Chase MetroTech Center
 Brooklyn, NY 11245                                     Annual Report
                                                      October 31, 1996
---------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

---------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

---------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

---------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

---------------------------------------------

                                   UAM FUNDS

                                   ICM SMALL
                               COMPANY PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

                          ICM SMALL COMPANY PORTFOLIO

                  "STOCKS CONTINUE TO SURPRISE ON THE UPSIDE"

Dear Shareholder:

During the course of the last fiscal year, the U.S. equity market overcame a period of sharply rising long term interest rates, a slowdown in the rate of growth in earnings, a widespread collapse in the earnings of many technology companies, and a sharp stock market correction during the early summer to post another in a long string of solid advances. However, for the third fiscal year in a row, the Russell 2000 Index (a proxy for small capitalization stocks) underperformed the S&P 500 Index (a proxy for large capitalization stocks). The relative performance of the small cap sector is a bit puzzling given the strength of the U.S. economy relative to Europe and Japan, and the favorable valuation characteristics of small companies as compared to large companies.

     AVERAGE ANNUAL TOTAL RETURNS FOR FIVE FISCAL YEARS ENDED OCTOBER 31,
                                  (UNAUDITED)

                                                                   5 YEARS
                                                              ------------------
                                                                         AVERAGE
                            1992   1993   1994   1995   1996  CUMULATIVE ANNUAL
                           ------ ------ ------ ------ ------ ---------- -------
ICM Small Co. Portfolio... 23.96% 35.20%  4.59% 17.73% 15.62%  138.598%  19.00%
Russell 2000..............  9.48% 32.40% -0.30% 18.35% 16.61%    99.39%  14.80%
S&P 500...................  9.95% 14.91%  3.86% 26.41% 24.08%   105.98%  15.55%

                   PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS
                   ----------------------------------------

                      1 YEAR        5 YEARS     4/19/89*
                    END 9/30/96   END 9/30/96 THRU 9/30/96
                    -----------   ----------- ------------
                      11.03%        19.10%       16.34%

This past fiscal year was a mirror image of the previous year. In fiscal 1995, the Portfolio outperformed the Russell 2000 Index in the first half and underperformed in the second half winding up the year a bit behind the Index. This year the Portfolio badly trailed the Russell 2000 Index by 542 basis points at the April 30, 1996 half way point (+13.00% vs. +18.42%). By fiscal year end the Portfolio had nearly closed the gap. In fact, the Russell 2000 Index experienced a negative return in the second fiscal half year (-1.53%) while the Portfolio returned 2.32%. That being said, the fact remains that the Portfolio underperformed its bogey, the Russell 2000 Index, for the second consecutive fiscal year, albeit by a fairly narrow margin. Our objective is to do better and our long term record is still quite good.

The Portfolio's return over the last year reflects several different factors. First, for much of the last twelve month period, small "growth" stocks outperformed "value" stocks according to indices which attempt to measure the two styles. Recently, "value" stocks have done better and this is reflected in the much better relative performance by the Portfolio in the second half of the year. Second, for well over a year we have been intentionally investing with an eye toward reducing the volatility of the Portfolio. This strategy was successful as demonstrated by the fact that over the last two years the volatility of the Portfolio's monthly returns has been 70% of the volatility of the Russell 2000 Index as opposed to 87% in the previous three years. Low volatility is not a desirable trait in a rapidly rising equity market. Third, several of our larger positions (J&L Specialty Steel, Inc. $2.6 million, Devon Group, Inc. $3.0 million, Continental Homes Holdings Corp. $2.0 million, and Rex Stores Corp. $2.1 million) have performed very poorly. We believe these stocks are undervalued and will recover.

Our stock selection process is driven by fundamental valuation on a stock by stock basis rather than by a top down economic forecast or price or earnings momentum. However, the Portfolio's current structure does suggest that it is positioned to benefit from a stable or declining interest rate environment, continued strength in housing and other
--------
* date of commencement
construction, a decent auto and light truck market, and further increases in capital spending. At the present time, we believe that this economic backdrop is the most probable scenario for the next six to twelve months.

The disappointing relative performance of small cap stocks is due to several factors. First, to an important extent the equity market is being driven today by unprecedented flows into equity mutual funds which, by definition, must buy stocks. A liquidity driven market demands liquidity and large capitalization stocks represent a much bigger target at which to throw the billions of dollars flowing into equity funds. Second, while investors are apparently quite bullish, they also recognize that the market has reached record levels in terms of price to book value and price to dividends, and that price to earnings ratios are well above historic averages. Therefore, investors seem to be willing to pay a very large premium for more predictable earnings. This too favors bigger, more widely followed companies. Finally, the slowdown in the domestic economy and the potential for faster growth overseas next year suggests that smaller companies might grow more slowly than larger multinational companies. It is impossible to predict when and if small capitalization stocks will have another period of sustained outperformance. However, absolute and relative valuations appear to us to be quite attractive for many small cap companies and sectors and we do not believe that small stocks in general are too expensive.

Depending on one's definition of small capitalization, this sector of the equity market represents about 15%-20% of the total U.S. equity market. We believe that a diversified equity portfolio should have exposure to this sector of the market. We also believe that an investment discipline which stresses "value" will increase the odds of outperforming the small cap sector. Our value investment approach is described in the accompanying section. We remain committed to this approach as evidenced by the following statistical profile of the Portfolio as of October 31, 1996:

   Largest Market Capitalization................................ $1,443 million
   Smallest Market Capitalization...............................    $14 million
   Average Market Capitalization................................   $368 million
   Median Market Capitalization.................................   $320 million
   Average Price to Earnings Ratio (1997 Est. EPS)..............           10.7x
   Average LTM Price to Book Value..............................            1.7x
   Average Projected Return on Equity...........................           16.1%

We believe our style works best during periods when the market is advancing at a rate more closely aligned to its long term average of 11%-12% or during periods of market weakness. This is the type of market environment we believe will most likely occur over the next year.

Sincerely,

/s/ Robert D. McDorman, Jr.
Robert D. McDorman, Jr.
Principal
                      DEFINITIONS OF COMPARATIVE INDICES

Note: The Russell 2000 Index is defined under the performance comparison line graph.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   UAM FUNDS
                          ICM SMALL COMPANY PORTFOLIO

INVESTMENT APPROACH

  The purpose of the ICM Small Company Portfolio is to provide its shareholders with exposure to a diversified portfolio of small capitalization companies with attractive valuation characteristics. The investment rationale behind the Portfolio and the stock selection process is the historic long-term superior relative performance of small companies and the belief on the part of Investment Counselors of Maryland ("ICM") that "value" stocks within the small cap sector will provide incremental positive returns. Since the Portfolio's objective is to provide maximum, long-term total return consistent with reasonable risk to principal by investing in the small cap sector of the equity market, ICM maintains a nearly fully invested position in the Portfolio at all times.

  The evaluation of the performance of the Portfolio should take into consideration the fact that the Portfolio manager is maintaining a nearly fully invested position at all times, and the universe of stocks is the small capitalization stock universe. Therefore, the index most appropriate for comparison purposes is the Russell 2000.

  In selecting stocks for inclusion in the Portfolio, the manager looks for the following attributes:

  1) Capitalization--Nearly all of the companies included in the Portfolio will have a market capitalization of between $50 million and $700 million.

  2) Low Price to Earnings Ratio--The stocks selected for inclusion in the Portfolio are, at the time of purchase, selling at a discount to the S&P 500 on a Price to Earnings Ratio basis or will be in the immediate future due to very strong earnings momentum.

  3) Relative Return on Equity Greater Than Relative Price to Earnings Ratio--Nearly all the companies held in the Portfolio have a Relative Return on Equity (ROE relative to ROE of the S&P 500) that is higher than their respective relative Price to Earnings Ratio.

  4) Balance Sheet Strength--There is a strong bias in the selection process toward companies with strong balance sheets. As a group, the companies in the Portfolio have a lower debt to total capitalization ratio than the average company and a higher current ratio.

  5) Low Price to Book Value--There is a strong bias in the selection process toward companies with a low absolute and relative Price to Book Value.

  6) Positive Earnings Momentum--In choosing among a group of similarly valued companies, those with positive earnings momentum and/or positive earnings surprise are ranked more highly.

Performance Comparison
===============================================================================
      COMPARISON OF THE CHANBE IN VALUE OF A $5,000,000 PURCHASE IN THE
            ICM SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000 INDEX.


                ----------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1996
                -----------------------------------------------
                  1 YEAR            5 YEAR      SINCE 4/19/89*
                -----------------------------------------------
                  15.62%            19.00%           16.25%
                -----------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                 ICM SMALL COMPANY PORTFOLIO     RUSSELL 2000 INDEX
 4/19/89*             5,000,000                      5,000,000
10/31/89              4,993,500                      5,118,000
10/31/90              4,006,285                      3,721,298
10/31/91              6,521,831                      5,902,350
10/31/92              8,084,462                      6,461,893
10/31/93             10,930,193                      8,555,547
10/31/94             11,431,889                      8,529,880
10/31/95             13,458,763                     10,095,113
10/31/96             15,561,022                     11,771,911

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996


                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (89.5%)
--------------------------------------------------------------------------------
AUTOMOTIVE (4.4%)
 Donnelly Corp. ........................................... 115,000 $  2,285,625
 *Dorsey Trailers, Inc. ................................... 200,000      725,000
 Excel Industries, Inc. ................................... 100,000    1,512,500
 Smith (A.O.) Corp. ....................................... 125,000    3,281,250
 *Starcraft Corp. .........................................  90,000      303,750
 *Strattec Security Corp. ................................. 150,000    2,325,000
 Wynn's International, Inc. ............................... 126,450    3,588,019
                                                                    ------------
                                                                      14,021,144
--------------------------------------------------------------------------------
BANKS (3.0%)
 First Financial Corp. .................................... 140,000    3,797,500
 TCF Financial Corp. ......................................  80,000    3,100,000
 Vermont Financial Services Corp. .........................  85,000    2,911,250
                                                                    ------------
                                                                       9,808,750
--------------------------------------------------------------------------------
CONSTRUCTION (10.7%)
 Centex Construction Products, Inc. ....................... 300,000    4,687,500
 Centex Corp. .............................................  50,000    1,506,250
 *Central Sprinkler Corp. .................................  87,000    1,500,750
 Continental Homes Holding Corp. .......................... 125,000    2,031,250
 Granite Construction, Inc. ............................... 232,500    4,475,625
 *Griffon Corp. ........................................... 425,000    4,037,500
 Juno Lighting, Inc. ...................................... 135,000    2,092,500
 Martin Marietta Materials, Inc. .......................... 150,000    3,562,500
 MDC Holdings, Inc. ....................................... 500,000    3,687,500
 Southdown, Inc. .......................................... 250,000    6,843,750
                                                                    ------------
                                                                      34,425,125
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (8.7%)
 Applied Power, Inc., Class A.............................. 100,000    3,600,000
 *Astec Industries, Inc. .................................. 130,000    1,121,250
 *Avondale Industries, Inc. ............................... 200,000    3,275,000
 *BE Aerospace, Inc. ......................................  75,000    1,612,500
 *CMI Corp., Class A....................................... 300,000    1,275,000
 Core Industries, Inc. .................................... 200,000    2,650,000
 Gradall Industries, Inc. ................................. 165,000    1,794,375

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996


--------------------------------------------------------------------------------
                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT--(CONTINUED)
 Kennametal, Inc. ......................................... 100,000 $  3,400,000
 Pfeiffer Vacuum Technology ADR............................ 100,000    1,600,000
 Scotsman Industries, Inc. ................................ 150,000    3,600,000
 Varlen Corp. .............................................  96,800    2,105,400
 Woodhead Industries, Inc. ................................ 134,500    1,765,312
                                                                    ------------
                                                                      27,798,837
--------------------------------------------------------------------------------
CHEMICALS (3.3%)
 Aceto Corp. ..............................................  88,000    1,133,000
 *Applied Extrusion Technologies, Inc. .................... 200,000    1,700,000
 Cambrex Corp. ............................................  61,200    1,912,500
 Dexter Corp. ............................................. 125,000    3,875,000
 Furon Co. ................................................ 100,000    2,100,000
                                                                    ------------
                                                                      10,720,500
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.8%)
 Aaron Rents, Inc., Class B................................ 300,000    3,975,000
 Coachmen Industries, Inc. ................................ 100,000    2,800,000
 General Housewares Corp. ................................. 100,000      950,000
 *Material Science Corp. .................................. 140,000    2,135,000
 *Rex Stores Corp. ........................................ 225,000    2,137,500
 Toro Co. ................................................. 100,000    3,137,500
 *Winsloew Furniture, Inc. ................................  60,000      465,000
                                                                    ------------
                                                                      15,600,000
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.9%)
 *Cone Mills Corp. ........................................ 200,000    1,575,000
 *CSS Industries, Inc. .................................... 115,600    2,716,600
 EKCO Group, Inc. .........................................  45,000      151,875
 *Fieldcrest Cannon, Inc. .................................  70,000      997,500
 *Galey & Lord, Inc. ...................................... 200,000    2,775,000
 Guilford Mills, Inc. ..................................... 130,000    3,087,500
 *Sylvan, Inc. ............................................  95,000    1,223,125
                                                                    ------------
                                                                      12,526,600
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996


                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (4.2%)
 *Nabors Industries, Inc. ................................. 250,000 $  4,156,250
 *Oceaneering International, Inc. ......................... 150,000    2,700,000
 *Offshore Logistics, Inc. ................................ 120,000    1,995,000
 Penn Virginia Corp. ......................................  50,000    2,012,500
 Zeigler Coal Holding Co. ................................. 135,000    2,446,875
                                                                    ------------
                                                                      13,310,625
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.5%)
 *Carmike Cinemas, Inc. Class A............................  70,000    1,662,500
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.9%)
 Alex Brown, Inc. .........................................  50,000    2,837,500
--------------------------------------------------------------------------------
HEALTH CARE (1.7%)
 *Bio Rad Labs Class A.....................................  70,000    1,697,500
 *Living Centers of America, Inc. .........................  75,000    1,753,125
 *Spacelabs Medical, Inc. ................................. 100,000    2,000,000
                                                                    ------------
                                                                       5,450,625
--------------------------------------------------------------------------------
INSURANCE (8.7%)
 *ACMAT Corp. ............................................. 100,000    1,325,000
 Allied Group, Inc. ....................................... 100,000    4,150,000
 Capital Re Corp. .........................................  68,200    2,642,750
 CMAC Investment Corp. ....................................  50,000    3,456,250
 Financial Security Assurance Holding......................  53,728    1,504,384
 GCR Holdings, Ltd. ....................................... 100,000    2,312,500
 Lawyers Title Corp. ......................................  70,000    1,233,750
 Life RE Corp. ............................................ 125,000    4,578,125
 *MAIC Holdings, Inc. .....................................  33,390    1,085,175
 PXRE Corp. ............................................... 160,000    3,840,000
 Trenwick Group, Inc. .....................................  40,000    1,965,000
                                                                    ------------
                                                                      28,092,934
--------------------------------------------------------------------------------
MANUFACTURING (2.6%)
 Clarcor, Inc. ............................................  55,000    1,196,250
 Donaldson Co., Inc. ......................................  40,500    1,184,625
 *Essef Corp. .............................................  70,000    1,225,000
 Hunt Manufacturing Co. ................................... 225,000    3,796,875
 Synalloy Corp. ...........................................  52,000      819,000
                                                                    ------------
                                                                       8,221,750
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996


                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
METALS (1.9%)
 Carpenter Technology Corp. ...............................  80,000 $  2,610,000
 J & L Specialty Steel, Inc. .............................. 225,000    2,643,750
 *Steel of West Virginia, Inc. ............................ 125,000      781,250
                                                                    ------------
                                                                       6,035,000
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.9%)
 American Business Products, Inc. ......................... 175,000    3,893,750
 Rayonier, Inc. ...........................................  80,000    3,170,000
 *Specialty Paperboard, Inc. .............................. 135,000    2,210,625
                                                                    ------------
                                                                       9,274,375
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.6%)
 Cali Realty Corp. ........................................ 100,000    2,687,500
 Evans Withycombe Residential, Inc. .......................  90,000    1,901,250
 Healthcare Realty Trust, Inc. ............................  50,000    1,231,250
 Irvine Apartment Communities..............................  50,000    1,150,000
 Liberty Property Trust....................................  75,000    1,621,875
 Omega Healthcare Investors, Inc. .........................  24,500      744,188
 Prime Retail, Inc. ....................................... 125,000    1,453,125
 Shurgard Storage Centers, Inc. ...........................  70,000    1,837,500
 Town & Country Trust......................................  45,000      652,500
 United Dominion Realty Trust, Inc. ....................... 100,000    1,412,500
                                                                    ------------
                                                                      14,691,688
--------------------------------------------------------------------------------
RETAIL (3.9%)
 Big B, Inc. ..............................................  75,000    1,275,000
 *Carson Pirie Scott & Co. ................................ 175,000    4,353,125
 *Lechters, Inc. .......................................... 225,000    1,040,625
 Ruddick Corp. ............................................ 175,000    2,275,000
 Shopko Stores, Inc. ...................................... 150,000    2,418,750
 Strawbridge & Clothier....................................  69,000    1,155,750
                                                                    ------------
                                                                      12,518,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996


                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SERVICES (5.8%)
 *Anixter International, Inc. ............................. 175,000 $  2,603,125
 Bowne & Co., Inc. ........................................ 120,000    2,805,000
 *Devon Group, Inc. ....................................... 125,000    3,031,250
 PHH Corp. ................................................ 170,000    5,057,500
 *Rexel, Inc. ............................................. 300,000    4,350,000
 *Unitel Video, Inc. ...................................... 120,000      795,000
                                                                    ------------
                                                                      18,641,875
--------------------------------------------------------------------------------
TECHNOLOGY (10.3%)
 AMETEK, Inc. ............................................. 200,000    3,975,000
 *BancTec, Inc. ........................................... 132,800    2,705,800
 Charter Power System, Inc. ............................... 100,000    2,400,000
 *Cidco, Inc. ............................................. 100,000    1,875,000
 *ILC Technology, Inc. .................................... 140,000    1,522,500
 *Marshall Industries...................................... 100,000    3,012,500
 Methode Electronics, Inc., Class A........................ 200,000    3,850,000
 National Computer Systems, Inc. .......................... 150,000    3,187,500
 *Norstan, Inc. ........................................... 110,000    1,897,500
 *Photronics, Inc. ........................................ 140,000    3,745,000
 Pioneer Standard Electronics.............................. 125,000    1,312,500
 Quixote Corp. ............................................ 200,000    1,525,000
 *Silicon Valley Group, Inc. .............................. 125,000    2,078,125
                                                                    ------------
                                                                      33,086,425
--------------------------------------------------------------------------------
TRANSPORTATION (1.1%)
 Rollins Truck Leasing Corp. .............................. 206,200    2,345,525
 USFreightways Corp. ......................................  60,000    1,312,500
                                                                    ------------
                                                                       3,658,025
--------------------------------------------------------------------------------
UTILITIES (1.6%)
 Comsat Corp. ............................................. 213,700    5,021,950
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $235,174,649)....................          287,404,478
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996


                                                         FACE
                                                        AMOUNT       VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $13,743,130,
  collateralized by $13,282,194 of various
  U.S. Treasury Notes, 5.875%-7.75%, due from
  3/31/99-11/30/99, valued at $13,741,032............ $13,741,000 $ 13,741,000
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.2%)
 Federal National Mortgage Association Discount Note:
  5.32%, 11/08/96....................................  10,000,000    9,989,656
  5.15%, 11/22/96....................................  10,000,000    9,969,958
                                                                  ------------
                                                                    19,959,614
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $33,700,614)......               33,700,614
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%) (COST $268,875,263)(A)......              321,105,092
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)..................                 (122,801)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $320,982,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $268,875,263. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $52,229,829. This consisted of aggregate gross unrealized appreciation for all securities of $67,257,621 and aggregate gross unrealized depreciation for all securities of $15,027,792.


   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996


-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $268,875,263
                                                                   ============
 Investments, at Value............................................ $321,105,092
 Cash.............................................................          147
 Receivable for Portfolio Shares Sold.............................      548,887
 Dividends Receivable.............................................      155,092
 Interest Receivable..............................................        2,130
 Other Assets.....................................................       10,524
-------------------------------------------------------------------------------
  Total Assets....................................................  321,821,872
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................      322,772
 Payable for Portfolio Shares Redeemed............................      232,282
 Payable for Investment Advisory Fees.............................      190,259
 Payable for Administrative Fees..................................       37,939
 Payable for Custodian Fees.......................................       12,816
 Payable for Directors' Fees......................................        1,352
 Other Liabilities................................................       42,161
-------------------------------------------------------------------------------
  Total Liabilities...............................................      839,581
-------------------------------------------------------------------------------
NET ASSETS........................................................ $320,982,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $250,527,014
 Undistributed Net Investment Income..............................      391,542
 Accumulated Net Realized Gain....................................   17,833,906
 Unrealized Appreciation..........................................   52,229,829
-------------------------------------------------------------------------------
NET ASSETS........................................................ $320,982,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   15,496,375
 Net Asset Value, Offering and Redemption Price Per Share......... $      20.71
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements


ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS


                                                         YEAR ENDED
                                                         OCTOBER 31,
                                                            1996
---------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.............................................. $ 4,081,210
 Interest...............................................   2,073,768
---------------------------------------------------------------------
  Total Income..........................................   6,154,978
---------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B..........................................   2,068,648
 Administrative Fees--Note
  C.....................................................     384,267
 Registration and Filing
  Fees..................................................      31,326
 Custodian Fees--Note D.................................      28,135
 Legal Fees.............................................      20,658
 Printing Fees..........................................      18,254
 Audit Fees.............................................      14,662
 Directors' Fees--Note G................................       8,011
 Other Expenses.........................................      35,403
---------------------------------------------------------------------
  Total Expenses........................................   2,609,364
 Expense Offset--Note A.................................     (10,080)
---------------------------------------------------------------------
  Net Expenses..........................................   2,599,284
---------------------------------------------------------------------
NET INVESTMENT INCOME...................................   3,555,694
---------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS............................................  17,847,683
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS.........................................  20,915,250
---------------------------------------------------------------------
NET GAIN ON INVESTMENTS.................................  38,762,933
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS............................................. $42,318,627
=====================================================================

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  3,555,694  $  1,817,054
 Net Realized Gain...................................    17,847,683    12,751,608
 Net Change in Unrealized Appreciation/Depreciation..    20,915,250    13,795,508
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations........................................    42,318,627    28,364,170
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (3,589,374)   (1,470,593)
 Net Realized Gain...................................   (12,736,570)   (5,148,697)
----------------------------------------------------------------------------------
  Total Distributions................................   (16,325,944)   (6,619,290)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................    89,883,861   128,619,244
   --In Lieu of Cash Distributions...................    14,462,723     6,136,708
 Redeemed............................................   (60,154,751)  (21,463,855)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......    44,191,833   113,292,097
----------------------------------------------------------------------------------
 Total Increase......................................    70,184,516   135,036,977
Net Assets:
 Beginning of Period.................................   250,797,775   115,760,798
----------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $391,542 and $437,992,
  respectively)......................................  $320,982,291  $250,797,775
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................     4,584,935     7,177,784
 In Lieu of Cash Distributions.......................       779,674       376,824
 Shares Redeemed.....................................    (3,038,186)   (1,175,792)
----------------------------------------------------------------------------------
                                                          2,326,423     6,378,816
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------
                                   1996      1995      1994     1993     1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $  19.04  $  17.05  $  18.75  $ 14.96  $ 12.50
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.........      0.24      0.16      0.09     0.08     0.11
 Net Realized and Unrealized
  Gain.........................      2.59      2.70      0.64     4.94     2.81
--------------------------------------------------------------------------------
  Total From Investment
   Operations..................      2.83      2.86      0.73     5.02     2.92
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.........     (0.24)    (0.14)    (0.09)   (0.07)   (0.10)
 Net Realized Gain.............     (0.92)    (0.73)    (2.34)   (1.16)   (0.36)
--------------------------------------------------------------------------------
  Total Distributions..........     (1.16)    (0.87)    (2.43)   (1.23)   (0.46)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.  $  20.71  $  19.04  $  17.05  $ 18.75  $ 14.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...................     15.62%    17.73%     4.59%   35.20%   23.96%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)...................  $320,982  $250,798  $115,761  $81,870  $58,483
Ratio of Expenses to Average
 Net Assets....................      0.88%     0.87%     0.93%    0.95%    0.95%
Ratio of Net Investment Income
 to Average Net Assets.........      1.20%     1.02%     0.58%    0.46%    0.77%
Portfolio Turnover Rate........        23%       20%       21%      47%      34%
Average Commission Rate #......  $ 0.0595       N/A       N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.......................      0.88%     0.86%      N/A      N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the ICM Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued not exceeding the asked prices nor less than the bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          ICM SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $12,770 and $22,422 to decrease undistributed net investment income and accumulated net realized gains, respectively, with an increase to paid in capital of $35,192.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the

                          ICM SMALL COMPANY PORTFOLIO

Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $239,761 from the Portfolio as Administrator of which $171,554 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $144,506 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $9,091, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $101,921,722 and sales of $60,131,883 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 11.1% of total shares outstanding were held by one record shareholder owning more than 10% of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Fund, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The ICM Small Company Portfolio hereby designates $10,100,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 46.9%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          ICM FIXED INCOME PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                William H. Park
Director, President             Vice President
and Chairman
                                Michael E. DeFao
John T. Bennett, Jr.            Secretary
Director
                                Karl O. Hartmann
Philip D. English               Assistant Secretary
Director
                                Gary L. French
William A. Humenuk              Treasurer
Director
                                Robert R. Flaherty
Peter M. Whitman, Jr.           Assistant Treasurer
Director

-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                               ICM FIXED INCOME
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholders:

Performance results for the ICM Fixed Income Portfolio are shown below. For the one year period ended October 31, 1996, the Portfolio returned 5.17% versus 5.85% for the Lehman Brothers Aggregate Index. Performance is presented after investment advisory and administration fees.

PERFORMANCE--ALL PERIODS ENDED OCTOBER 31, 1996

                                                        3 MONTHS 6 MONTHS 1 YEAR
                                                        -------- -------- ------
ICM Fixed Income Portfolio.............................  3.47%    4.90%   5.17%
Lehman Brothers Aggregate Index........................  3.82%    5.29%   5.85%

THE FIXED INCOME MARKET--ANNUAL REVIEW. Interest rates fluctuated within a narrow band during the annual period ended October 31, 1996. U.S. Treasury 10 year notes traded between a yield to maturity of 5.5% and 7.06%. After reaching their lows in early January, 1996, interest rates surged during the late winter and spring of 1996. By month ended June 30, 1996, the yield on the U.S. Treasury 10 year note had reached its peak, but worries about a repeat of 1994's disastrous fixed income market persisted as the Lehman Brothers Aggregate Index posted negative returns for the six months ended June 30, 1996. Yet despite spectacular single day declines in the price of the U.S. Treasury long bond following the release of strong U.S. economic data during the summer, a repeat of the 1994 market was not unfolding. Higher yields attracted big buyers, including foreign central banks, and rates by October 31, 1996 were on their way back down. The U.S. Treasury 10 year note yielded 6.34% on October 31, 1996.

Two conflicting views relating to economic growth have wrestled for control of bond market sentiment during the annual period ended October 31, 1996. Arguing for higher interest rates, a traditional economic view holds that the trade-off for above-potential GDP growth and low employment is higher inflation. Higher inflation erodes the real value of fixed income holdings, so rates have to rise in order to compensate for inflationary expectations. Joining this view, others argue that the lack of a balanced budget agreement means higher budget deficits in the U.S. after 1997. Higher budget deficits are believed to cause upward pressure on interest rates because the U.S. Treasury must finance the shortfall by issuing more debt. Stronger global economies are expected to fuel growth in the U.S., which will also create additional needs for capital.

A new paradigm holds that the traditionalists have it all wrong and that evidence of an absolute trade-off between labor and inflation is tenuous at best. Productivity gains, intense global competition and a longer-term demographic trend that favors investment over consumption provide overwhelming deflationary pressures. Slightly higher growth, low unemployment, and firm commodity prices, as a result, are not sufficient to generate sustainable upward pressure on prices. Moreover, a debt-laden U.S. consumer is not in a position to push final demand beyond its recent average of around 2.5% and global capital markets and commitments within the G-7 also continue to guide budgetary policies toward deficit reduction.

For most of the nine month period ended July 31, 1996, the traditional argument dominated market sentiment. The breakdown in congressional negotiations to balance the budget, a spike in commodity prices, and strong above-trend GDP growth in the U.S. fueled concerns about inflation and speculation about a need for the Federal Reserve to raise interest rates. Spectacular employment growth, which averaged 225,000 during the nine months ended July 31, 1996, added to the bear market view that interest rates would trend higher.

The traditional argument for higher rates began to erode during the three months ended October 31, 1996. Reports continued to indicate that producers were not passing through higher input prices, and core consumer prices were steady. Despite evidence of labor shortages, strong job growth, and low unemployment, changes in unit labor costs were not moving above the overall inflation rate. Signs that the U.S. economy slowed from its steamy pace earlier in 1996 suggested that incipient inflationary pressures resulting from above-trend growth reflected more speculation than fact. Investors snapped up bonds and in the process removed the 75 basis points of inflation premium embedded in the term structure of interest rates. At year ended October 31, 1996, yields had declined significantly from their highs and the new paradigm advocates had recaptured the hearts and minds of many bond market participants.

MARKET SECTOR REVIEW. Mortgages dominated the sector returns of the Lehman Brothers Aggregate Index for the annual period ended October 31, 1996. The U.S. Treasury, corporate and mortgage sectors returned 5.06%, 6.22% and 6.92%, respectively. Mortgage outperformance is particularly impressive after adjusting for interest rate risk. At roughly 80% of the interest rate risk of U.S. Treasuries and 65% of the modified adjusted duration of corporates, mortgages delivered almost 186 basis points more return than U.S. Treasuries and 70 basis points more return than corporates. These numbers make sense considering that coupon interest dominated returns for the annual period ended October 31, 1996, and mortgages are the highest yielding component of the aggregate market. This also suggests that mortgage bond holders were rewarded for betting that interest rates would be locked in a range and yield movements would be insufficient to change prepayment assumptions dramatically. Mortgages tend to underperform other sectors during periods of prepayment uncertainty and high volatility.

Foreign bonds continued to deliver strong relative returns on a dollar-hedged basis. Over the annual period ended October 31, 1996, the performance of the Lehman Brothers U.S. Treasury Index lagged behind market returns in Europe, Australia and Japan. Canada and Italy had particularly impressive returns of 15.73% and 18.52%, respectively. Efforts to control deficits and reduce public spending played a large role in the performance of many foreign countries. Canada's policy of fiscal restraint, its improving current account and low inflation, for example, contributed to a 100 basis points reduction in real yields during the annual period ended October 31, 1996.

THE ICM FIXED INCOME PORTFOLIO OVERVIEW. Returns for the annual period ended October 31, 1996 were disappointing. Like many other bond managers, we were caught during the initial spike in rates with too much interest rate exposure relative to our benchmark index. We also failed to maintain a defensive portfolio structure at the beginning of calendar year 1996 since we believed the economy would grow slowly. In addition, a strategic decision to maintain higher quality corporates and underweight this sector relative to the benchmark resulted in less interest income and little to show, in terms of return, for improving credit spreads. Improving credit spreads means the yield on corporates relative to comparable U.S. Treasuries narrowed. We continue to believe, however, that this is a sound strategic decision since the compensation for assuming credit risk is extraordinarily low. Finally, a strategic decision to reduce interest rate exposure to 90% of the benchmark during September, 1996's market rally also hurt our relative performance. Our early defensive positioning was particularly painful during the month ended October 31, 1996, when the benchmark returned 2.22%.

The Portfolio experienced the following shifts in sector allocations over the annual period ended October 31, 1996. In order to increase yield and exposure to an undervalued sector, we increased mortgage holdings from 25% to a peak of 40%. Mortgage allocations included current coupon pass-throughs and well structured, short average life PAC bonds. Corporate allocations were reduced to 14% from 19% to reflect more closely our negative view on credit spreads. Tactical foreign allocations during the annual period ended October 31, 1996, composed no more than 7% of the Portfolio and included positions in Germany, Britain, Australia, and Italy. These and other foreign markets continue to provide opportunities to add value to the Portfolio.

DERIVATIVE SECURITIES. The Portfolio uses the following derivative instruments: Exchange Traded Futures, Exchange Traded Options, Collateralized Mortgage Obligations (CMOs) and Mortgage Pass-through Securities. On October 31, 1996, the sale of 15 U.S. Treasury 10 year note futures contracts composed 6.8% of the Portfolio. Part of this position offset the purchase of five Canadian 10 year notes and five U.K. Gilts, which composed 1.8% and 1.8% of the Portfolio, respectively. Five U.S. Treasury 10 year note futures were positioned to reduce interest rate exposure in the Portfolio.

Tactical allocations to foreign bonds helped off-set some of the domestic performance shortfall in the Portfolio. Increasing exposure to German bonds while decreasing exposure to the U.S. Treasury 10 year note proved beneficial as yield spreads between these respective markets tightened from +30 to -55 over the annual period ended October 31, 1996. Canadian and Australian positions also added value to the performance of the Portfolio.

Strategies involving exchange-traded options implemented during the annual period ended October 31, 1996 subtracted value from the Portfolio. Most purchased put options expired worthless, which means that the premium paid for the insurance against rising interest rates was forfeited. Italian 10 year BTP call options purchased in June, 1996 also expired worthless in August. Our strategy to own call options instead of futures proved untimely after prices in the normally volatile, upward trending Italian market spent the summer consolidating within a narrow range.

Mortgage pass-through securities composed 27% of the Portfolio as of October 31, 1996. The higher yields on pass-throughs, we believe, provide ample compensation for prepayment risk given market conditions. CMO holdings were 8% of the Portfolio as of October 31, 1996. Our CMO holdings have simple structures, most include well-seasoned underlying collateral of which none are levered. This sector continues to provide high relative income, strong credit quality and liquidity.

OUTLOOK. Yields in the bond market reflect a neutral Federal Reserve posture and a benign inflation outlook. Prices on Federal Fund futures suggest that the overnight rate will not change much over the next three months. The term structure of interest rates as of October 31, 1996 suggests that real economic growth will be moderate and inflation will remain under 3%.

We initiated a strategic decision to reduce interest rate exposure in the Portfolio during September based on the following belief. Lower rates will eventually stimulate the economy, particularly housing. Employment growth continues to be strong, particularly if measured by the household survey, and labor demand exceeds the marginal supply of participants. Global economies, particularly in the U.K., Japan and Germany are also poised to grow and increase their demand for U.S. goods. The current term structure of interest rates is underestimating the possibility that the U.S. economy will continue to grow at or above 2.5%.

An increasing possibility of a recession in the U.S. would force us to change our view. In that case, the U.S. Treasury 10 year note would most likely approach 5.5% again, its lowest yield during the annual period ended October 31, 1996. While this scenario remains a possibility, we believe it is far too early to bet on a dramatic economic slowdown in the U.S., particularly since we believe a global economic expansion is gathering steam.

Respectfully submitted,


LOGO

Dan Shackelford, CFA

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
----------------------

     Comparison of the change in value of a $100,000 purchase in the ICM Fixed Income Portfolio and the Lehman Brothers Aggregate Index.

                       ------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       ------------------------------------
                         FOR PERIOD ENDED OCTOBER 31, 1996
                       ------------------------------------
                           1 Year          Since 11/3/92*
                       ------------------------------------
                           5.17%               6.31%
                       ------------------------------------



         Label                        A                            B
-------------------------------------------------------------------------------------------
Label                    ICM FIXED INCOME PORTFOLIO    LEHMAN BROTHERS AGGREGATE INDEX
-------------------------------------------------------------------------------------------
    1  11/3/92*                     100000                       100000
-------------------------------------------------------------------------------------------
    2     10/31/93                  110380                       111870
-------------------------------------------------------------------------------------------
    3     10/31/94                  105490                       107760
-------------------------------------------------------------------------------------------
    4     10/31/95                  121430                       124624
-------------------------------------------------------------------------------------------
    5     10/31/96                  127708                       131915
-------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance asssumes the reinvestment of all dividends and distributions.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

Please note that one cannot invest in an unmanaged index.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (12.8%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.8%)
 American General Finance
  8.125%, 8/15/09....................................... $  250,000 $   271,875
 Associates Corp. of North America
  8.375%, 1/15/98.......................................     25,000      25,750
 Commercial Credit Corp.
  8.70%, 6/15/09........................................    100,000     114,375
 *Dean Witter Discover
  5.65%, 3/2/99.........................................     15,000      15,019
 Ford Motor Credit Corp. Medium Term Note
  6.70%, 8/2/00.........................................    250,000     252,188
 Ford Motor Credit Corp.
  7.00%, 9/25/01........................................    250,000     255,625
 General Electric Capital Corp.
  8.85%, 4/1/05.........................................    350,000     398,125
 General Motors Acceptance Corp.
  8.875%, 6/1/10........................................     50,000      58,312
 Morgan Stanley, Inc.
  5.65%, 6/15/97........................................    350,000     349,828
 Norwest Financial, Inc.
  6.23%, 9/1/98.........................................    300,000     301,875
 U.S. West Capital, Inc.
  8.40%, 9/15/99........................................    100,000     105,375
                                                                    -----------
                                                                      2,148,347
-------------------------------------------------------------------------------
INDUSTRIAL (2.2%)
 American Home Products
  7.70%, 2/15/00........................................    250,000     260,825
 Dow Chemical Co.
  8.55%, 10/15/09.......................................     25,000      27,906
 EG & G, Inc.
  6.80%, 10/15/05.......................................    200,000     196,320
 Weyerhaeuser Co.
  9.05%, 2/1/03.........................................     50,000      56,313
                                                                    -----------
                                                                        541,364
-------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
--------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
 Boeing Co.
  7.95%, 8/15/24......................................... $  250,000 $   275,313
 Ryder System, Inc.
  7.30%, 10/30/00........................................    150,000     154,815
                                                                     -----------
                                                                         430,128
--------------------------------------------------------------------------------
UTILITIES (0.0%)
 General Telephone of Wisconsin
  7.50%, 3/1/02..........................................     10,000      10,125
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $3,037,883)........              3,129,964
--------------------------------------------------------------------------------
YANKEE BOND (0.5%)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.5%)
 InterAmerica Development Bank
  8.40%, 9/1/09 (COST $108,277)..........................    100,000     115,625
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES (27.2%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (6.0%)
 Pool #E48794,
  15 yr. Guarantee 6.50%, 7/1/08.........................    102,039     100,541
 Pool #E00292,
  Gold 6.50%, 4/1/09.....................................    284,969     280,783
 Pool #E64395
  15 yr. Guarantee 7.00%, 6/1/11.........................    491,574     492,803
 *Pool #845640
  7.736%, 8/1/23.........................................    204,021     208,611
 Pool #C00449
  7.00%, 3/1/26..........................................    391,558     385,318
                                                                     -----------
                                                                       1,468,056
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.1%)
 Pool #81817
  9.50%, 8/1/02..........................................     10,309      10,911
 Pool #232847
  7.00%, 8/1/08..........................................     44,193      44,249

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool # 232361
  6.00%, 10/1/08......................................... $   69,466 $    66,969
 Pool #264441
  6.00%, 1/1/09..........................................     75,662      72,943
 Pool #250498
  6.50%, 3/1/11..........................................    285,186     280,618
 Pool #346544,
  7.00%, 5/1/11..........................................    387,364     387,848
 Pool #50013
  9.50%, 10/1/17.........................................      3,681       3,965
 Pool #55343
  9.50%, 10/1/17.........................................      4,353       4,689
 Pool #50993
  7.00%, 2/1/24..........................................    445,182     437,113
 Pool #298034
  8.00%, 11/1/24.........................................    249,245     254,225
 Pool #311025
  8.00%, 5/1/25..........................................    344,401     351,612
 Pool #322345
  7.50%, 9/1/25..........................................    318,806     319,604
 Pool #330297
  7.00%, 11/1/25.........................................    435,149     427,262
 Pool #250710
  8.50%, 10/1/26.........................................    495,001     512,635
                                                                     -----------
                                                                       3,174,643
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (8.1%)
 Pool #17084
  8.00%, 9/15/07.........................................     23,828      24,379
 Pool #20335
  8.00%, 10/15/07........................................     34,312      35,492
 Pool #400216
  7.00%, 4/15/09.........................................    257,079     258,444

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool #109599
  12.00%, 1/15/14......................................... $  60,008 $   68,709
 Pool #311575
  7.50%, 2/15/23..........................................   471,833    473,603
 Pool #387161
  7.50%, 10/15/25.........................................   194,844    195,451
 Pool #405183
  7.50%, 11/15/25.........................................   408,449    409,981
 Pool #423836
  8.00%, 8/15/26..........................................   499,280    510,826
                                                                     ----------
                                                                      1,976,885
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE
 PASS-THROUGH SECURITIES (COST $6,603,413)................            6,619,584
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.2%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (8.2%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.8%)
 Series 1544-E
  6.25%, 6/15/08..........................................   200,000    199,805
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.4%)
 Series 1990-103 CL J PAC
  7.50%, 10/25/19.........................................    33,217     33,495
 Series 1991-21 H PAC
  7.00%, 12/25/19.........................................   109,544    110,101
 Series 1993-52 CL D PAC-1(11)
  5.50%, 12/25/02.........................................   150,000    149,130
 Series 1993-71 CL PG PAC(11)
  6.25%, 7/25/07..........................................   300,000    297,900
 Series 1993-194 CL PG PAC(11)
  5.65%, 4/25/05..........................................   350,000    343,640
 Series 1996-M5 CL A1
  7.141%, 6/25/08.........................................   248,427    253,395

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Series G19-H PAC
  8.40%, 6/25/20......................................... $  200,000 $   209,300
 Series 692-15 CL G PAC(11)
  7.00%, 4/25/20.........................................    395,000     391,722
                                                                     -----------
                                                                       1,788,683
--------------------------------------------------------------------------------
OTHER (0.0%)
 *FBC Mortgage Securities Trust Series 7-B
  6.09%, 1/25/17.........................................      1,802       1,805
 Morgan Stanley Mortgage Trust Series Y3
  8.95%, 3/1/16..........................................      9,145       9,304
                                                                     -----------
                                                                          11,109
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $2,006,123).......................................              1,999,597
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (47.1%)
--------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION (1.0%)
  *5.50%, 3/3/97.........................................    250,000     250,081
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (15.7%)
  12.75%, 11/15/10.......................................     25,000      35,687
  7.50%, 11/15/16........................................  3,000,000   3,255,450
  7.125%, 2/15/23........................................    500,000     523,170
                                                                     -----------
                                                                       3,814,307
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (30.4%)
  5.125%, 3/31/98........................................    375,000     372,585
  6.125%, 3/31/98........................................    500,000     503,430
  5.125%, 4/30/98........................................  1,000,000     992,840
  6.125%, 8/31/98........................................    500,000     503,515
  6.375%, 1/15/99........................................    700,000     709,009
  6.875%, 8/31/99........................................  1,125,000   1,153,406
  5.50%, 4/15/00.........................................    100,000      98,548
  6.25%, 5/31/00.........................................  1,300,000   1,311,076

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996
   The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES--(CONTINUED)
  6.375%, 8/15/02....................................... $1,635,000 $ 1,653,851
  7.25%, 8/15/04........................................    100,000     105,828
                                                                    -----------
                                                                      7,404,088
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $11,273,327).....................................             11,468,476
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANY (0.1%)
  Blackrock 1998 Term Trust (COST $25,620)..............      2,800      26,250
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $218,034, collateralized
  by $210,721 of various
  U.S. Treasury Notes, 5.875%-7.75%, due from 3/31/99-
  11/30/99, valued at $218,000.......................... $  218,000     218,000
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.4%)
++**U.S. Treasury Bill 5.32%, 1/30/97...................    100,000      98,731
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $316,669)............                316,731
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.2%) (COST $23,371,312)(A).........             23,676,227
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.8%).....................                682,007
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $24,358,234
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
 ++ A portion of this security was pledged to cover margin requirements for open futures contracts.
  * Variable/Floating rate security--rate disclosed is as of October 31, 1996. ** Interest Rate disclosed for the U.S. Treasury Bill represents effective yield at October 31, 1996.
PAC Planned Amortization Class.
 (a) The cost for federal income tax purposes was $23,375,390. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $300,837. This consisted of aggregate gross unrealized appreciation for all securities of $359,451 and aggregate gross unrealized depreciation for all securities of $58,614.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $23,371,312
                                                                   ===========
 Investments, at Value............................................ $23,676,227
 Cash.............................................................       3,507
 Receivable for Investments Sold..................................     408,829
 Receivable from Investment Adviser...............................       8,311
 Interest Receivable..............................................     309,751
 Other Assets.....................................................       4,553
-------------------------------------------------------------------------------
  Total Assets....................................................  24,411,178
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees..................................       8,006
 Payable for Daily Variation on Futures Contracts.................       3,779
 Payable for Custodian Fees.......................................       5,243
 Payable for Directors' Fees......................................         654
 Other Liabilities................................................      35,262
-------------------------------------------------------------------------------
  Total Liabilities...............................................      52,944
-------------------------------------------------------------------------------
NET ASSETS........................................................ $24,358,234
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $24,049,112
 Undistributed Net Investment Income..............................     212,125
 Accumulated Net Realized Loss....................................    (187,076)
 Unrealized Appreciation..........................................     284,073
-------------------------------------------------------------------------------
NET ASSETS........................................................ $24,358,234
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   2,352,098
 Net Asset Value, Offering and Redemption Price Per Share......... $     10.36
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
    The accompanying notes are an integral part of the financial statements.

                                                                       YEAR ENDED
                                                                       OCTOBER 31,
                                                                          1996
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................................................            $1,313,156
----------------------------------------------------------------------------------
  Total Income.............................................             1,313,156
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees...............................................  $101,707
  Less: Fees Waived........................................  (101,707)        --
                                                             --------
 Administrative Fees--Note C...............................                89,268
 Printing Fees.............................................                27,361
 Registration and Filing Fees..............................                16,050
 Audit Fees................................................                13,098
 Custodian Fees--Note D....................................                12,561
 Directors' Fees--Note G...................................                 2,798
 Legal Fees................................................                 2,351
 Other Expenses............................................                 3,597
 Expenses Assumed by the Adviser--Note B...................               (64,762)
----------------------------------------------------------------------------------
  Total Expenses...........................................               102,322
 Expense Offset--Note A....................................                  (826)
----------------------------------------------------------------------------------
  Net Expenses.............................................               101,496
----------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................             1,211,660
----------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments...............................................               (81,237)
 Written Options...........................................               (12,593)
 Futures Contracts.........................................                59,939
----------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS ON INVESTMENTS, WRITTEN OPTIONS AND
 FUTURES CONTRACTS.........................................               (33,891)
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS AND FUTURES CONTRACTS.........................               (87,594)
----------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS AND FUTURES CON-
 TRACTS....................................................              (121,485)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......            $1,090,175
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1996         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 1,211,660  $   915,043
 Net Realized Gain (Loss).............................     (33,891)      30,438
 Net Change in Unrealized Appreciation/Depreciation...     (87,594)   1,097,379
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   1,090,175    2,042,860
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,168,003)    (812,578)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................   8,726,617    7,677,245
 --In Lieu of Cash Distributions......................   1,021,678      787,949
 Redeemed.............................................  (2,077,394)  (5,531,650)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........   7,670,901    2,933,544
--------------------------------------------------------------------------------
 Total Increase.......................................   7,593,073    4,163,826
Net Assets:
 Beginning of Period..................................  16,765,161   12,601,335
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $212,125 and $134,418, respectively)...... $24,358,234  $16,765,161
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     846,409      749,788
  In Lieu of Cash Distributions.......................      99,711       78,271
  Shares Redeemed.....................................    (200,725)    (541,400)
--------------------------------------------------------------------------------
                                                           745,395      286,659
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
   The accompanying notes are an integral part of the financial statements.

                                                                     NOVEMBER 3,
                                         YEARS ENDED OCTOBER 31,      1992** TO
                                         -------------------------   OCTOBER 31,
                                          1996     1995     1994        1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $ 10.43  $  9.55  $ 10.58     $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.................     0.59     0.59     0.52        0.51
 Net Realized and Unrealized Gain
  (Loss)...............................    (0.07)    0.82    (0.98)       0.51
--------------------------------------------------------------------------------
  Total From Investment Operations.....     0.52     1.41    (0.46)       1.02
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.................    (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain.....................      --       --     (0.09)        --
--------------------------------------------------------------------------------
  Total Distributions..................    (0.59)   (0.53)   (0.57)      (0.44)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........  $ 10.36  $ 10.43  $  9.55     $ 10.58
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+ .........................     5.17%   15.11%   (4.43)%     10.38%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..  $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to Average Net As-
 sets..................................     0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment Income to
 Average Net Assets....................     5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover Rate................       46%      49%      82%         65%
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share......  $  0.08  $  0.08  $  0.04     $  0.03
Ratio of Expenses to Average Net Assets
 Including Expense Offsets.............     0.50%    0.61%     N/A         N/A
--------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations.
+ Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.

                          ICM FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Fixed Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the ICM Fixed Income Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996 , the Portfolio had available a capital loss carryover for Federal income tax purposes of $109,521 and $93,355 which will expire on October 31, 2002 and October 31, 2004, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                          ICM FIXED INCOME PORTFOLIO

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1996:

                                                                 NET UNREALIZED
                              NUMBER OF AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                  CONTRACTS FACE VALUE     DATE      (DEPRECIATION)
   ---------                  --------- ---------- ------------- --------------
   Purchases:
   United Kingdom 15 Year
    Bond.....................      5     $273,281  December 1996    $   (762)
   Canadian 10 Year Bond.....      5      584,400  December 1996       6,416
   Sales:
   U.S. Treasury 10 Year
    Note.....................      5      584,125  December 1996     (19,546)
   U.S. Treasury 10 Year
    Note.....................      5      584,125  December 1996      (5,975)
   U.S. Treasury 10 Year
    Note.....................      5      584,125  December 1996        (975)
                                                                    --------
                                                                    $(20,842)
                                                                    ========

  During the year ended October 31, 1996, the Portfolio participated in writing covered call and put options. The Portfolio had option activity as follows:

                                                            NUMBER OF
                                                            CONTRACTS PREMIUMS
                                                            --------- --------
   Options outstanding at October 31, 1995.................      0    $      0
   Options written during the period.......................     25      16,438
   Options expired during the period.......................    (15)     (3,125)
   Options canceled in closing transactions during the pe-
    riod...................................................    (10)    (13,313)
                                                               ---    --------
   Options outstanding at October 31, 1996.................      0    $      0
                                                               ===    ========

  5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

                          ICM FIXED INCOME PORTFOLIO

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $34,050 to increase undistributed net investment income, with decreases to accumulated net realized gain and paid in capital of $33,744 and $306, respectively.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $49,690 from the Portfolio as Administrator of which $44,762 was paid to CGFSC for their services.

                          ICM FIXED INCOME PORTFOLIO

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $39,578 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $3,622, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the PortfoliO.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $880,028 and sales of $850,708 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $15,355,147 and $8,013,820, respectively.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 37.7% of total shares outstanding were held by three record shareholders owning more than 10% of the aggregate total shares outstanding. At October 31, 1996, 10% of the Portfolio was held by a related party of the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Fixed Income Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

                                   UAM FUNDS
                             ICM EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer          William H. Park
Director, President       Vice President
and Chairman

John T. Bennett, Jr.      Michael E. DeFao
Director                  Secretary

Philip D. English         Karl O. Hartmann
Director                  Assistant Secretary

William A. Humenuk        Gary L. French
Director                  Treasurer

                          Robert R. Flaherty
Peter M. Whitman, Jr.     Assistant Treasurer
Director

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                  ICM EQUITY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholders:

For the fiscal year ended October 31, 1996, the net asset value per share of the ICM Equity Portfolio increased from $12.14 to $14.49. Including reinvestment of dividends and capital gains distributions totaling $0.71 paid in December 1995 and April, July and October 1996, the total return of the Portfolio for the fiscal year was 26.23%, compared to a 24.08% return for the S&P 500 Index over the same period. The Portfolio's more than 200 basis point outperformance was attributable to strong performance in a number of sectors, including: banking, retailing and technology. The Portfolio owns six banks (BankAmerica Corporation, Chase Manhattan Corporation, Comerica Inc, First Union Corporation, NationsBank Corporation and Republic New York Corporation) totaling 16.6% of assets as of October 31, 1996. The worst performer among these stocks for the year was Republic New York Corporation, up 30%. The best was BankAmerica Corporation, up nearly 60%. On average, the group of six was up 48% and accounted for about 30% of the Portfolio's total return for the fiscal year.

The other sector which substantially aided performance was technology, where the Portfolio has a 14.6% weighting. Here, individual stock performance was more mixed. Seagate Technology (up 50%), IBM (+46%), Dell Computer (+43%, sold during the year) and Nokia Corporation Sponsored ADR's (+30%) all contributed importantly to the Portfolio's favorable results, but Philips Electronics NV (-9%) and Hewlett Packard (-5%) were actually among the poorest performers during the year.

The star performer for the year was TJX Companies Inc, up 143%. We sold TJX in May and June between $33 and $34 to growth and momentum buyers who had abandoned the company during difficult times in late 1994, when we acquired our positions at just over $14.

The worst performer of the year, by far, was AT&T Corporation, down nearly 25%. Other poor performers included USX-U.S. Steel Group (-9%) and the aforementioned Philips Electronics NV (-9%). We believe all of these stocks are now attractively priced and have been, or will be, added to our existing positions. We believe there may be a particular opportunity at present in the shares of AT&T Corporation. Following the spinoff of Lucent Technologies, the sale of AT&T Capital, and the planned sale or divestiture of NCR Corporation, AT&T Corporation is now basically an international and domestic long-distance telephone carrier. AT&T shares are quite depressed now due, in our opinion, to concerns about the company's competitive position and an unproven new chief operating officer, who will replace current CEO Robert Allen in 1998. At less than 10 times 1997 estimated earnings and offering close to a 4% yield, we believe the shares are a bargain.

Equity market returns have been unusually favorable in recent years, and we caution shareholders that, in our opinion, it would be a serious mistake to extrapolate these trends into the future. According to Ibbotson Associates, the stocks of large companies such as those that make up the S&P 500 Index have returned 10.6% annually since 1926. Recent results have been even more favorable. For the one, three and five years ended October 31, 1996, the S&P 500 Index has returned 24.0%, 17.6% and 15.5%, respectively. We strongly believe that these returns are unsustainable, and the overwhelming probability is that returns in the next one, three and five year periods should be lower, perhaps substantially lower. We are especially concerned because our view does not seem to be widely shared. A recent survey conducted by Lou Harris Associates, called the Investor Reality Check, found that more than half of investors questioned believe that stocks will match the 14% annual return of the last decade, while a startling 29% said they think stocks will do better than that. Only 14% believe that stocks will do worse. Investors are similarly optimistic about the prospect for a market decline, with 41% saying that the market will not suffer a drop of more than 10% in any one year over the next decade. These survey results suggest to us that investors as a group have become far too optimistic about the prospects for stocks, and could be setting themselves up for serious disappointment.

In thinking about what to expect in the way of stock market returns through the balance of this century and into the next, investors must consider a myriad of factors, including the outlook for GDP growth, corporate profitability, interest rates, inflation, monetary and fiscal policy and so on. Another important piece of the puzzle is the valuation level of the market itself. One valuation metric that suggests caution is the price investors are willing to pay for a dollar of dividends. Since 1926, investors have been willing to pay about $21.70 on average for a dollar of dividend income. That is the same as saying that the average yield of the market over the last seventy years has been 4.6% ($1/$21.70). Dividends and the reinvestment of dividends have accounted for almost 44% of the 10.6% annual total return of stocks over that time period. Dividend growth over the last seventy years has been surprisingly stable, averaging about 6% a year. The price investors have been willing to pay for a dollar of dividends has fluctuated widely. In 1982, investors were willing to pay about $16 for a dollar of dividends, meaning that the average stock yield was over 6%. In retrospect, stocks were extremely undervalued in 1982, as their subsequent returns strongly attest. Recently, investors have been willing to pay nearly three times as much as in 1982 for a dollar of dividends, as the yield on the market approaches 2%, a low for this century. The recent price-to-dividend ratio of 47 is another indication that investor optimism is at an unusually high level.

As a guide to what return to expect from stocks over the next several years, we suggest that investors consider some data that we have compiled for the period from 1960 to the present. Using quarter-end data for the S&P 500 Index price and dividend, we calculated the quarter-end yield on the S&P 500 Index and the subsequent one, three, five, and ten year annual total return from that point forward. We then grouped the data into quintiles from lowest to highest yield. Our results are summarized in the table below:

                   DIVIDEND YIELD & SUBSEQUENT TOTAL RETURN
                                 S&P 500 INDEX

                                  SUBSEQUENT ANNUAL RETURN OVER
     INITIAL YIELD      --------------------------------------------------------------
     QUINTILE AVG.      ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
     -------------      --------       -----------       ----------       ---------
          2.7%             7.0%            6.7%              5.7%            5.9%
          3.1              2.9             5.6               6.3             6.3
          3.4             12.0            10.3              10.3             8.1
          4.0             18.4            13.0              11.9            12.6
          5.2             19.0            17.7              17.6            16.2

    Note: Based on quarter-end data, from 1960-1996.
    Source: FactSet, Investment Counselors of Maryland

The results clearly show that when initial yields are high as in 1982, subsequent returns tend to be similarly high, averaging in the mid to high teens. When initial yields are average, subsequent returns tend to be average, centering on about 10%, close to the long run average for stocks. When initial yields are 3% or lower, subsequent returns have tended to be in the range of 6%. With the current dividend yield of the market at about 2.1%, we believe that expected equity market returns in the range of 6% make a great deal more sense than many investors apparent expectations of returns in the mid teens.

In our November, 1995 letter to shareholders, we noted the importance of sticking to one's investment disciplines even when they produce subpar results for a period of time. We are pleased with recent results and, irrespective of the future course of the market as a whole, remain committed to the value principles which have proven themselves in the past. We will continue to focus our attention on the stocks of well financed companies with well below average price-to-earnings and price-to-book ratios and above average or sharply improving profitability and financial strength.

As of October 31, 1996, the ICM Equity Portfolio held forty stocks with the following statistical profile compared to the S&P 500 Index:

                                                             ICM EQUITY S&P 500
                                                             PORTFOLIO   INDEX
                                                             ---------- -------
   Average Price-to-Earnings Ratio (97 Est.)................     11.0x    17.0x
   Average Price-to-Book Value..............................      2.0x     2.9x
   Average Return on Equity.................................     18.2%    17.2%
   Average Debt/Total Capitalization........................     40.7%    45.0%
   Median Market Capitalization (millions)..................   $8,604   $4,922

Respectfully submitted,

/s/ David E. Nelson
David E. Nelson, CFA
Principal
Investment Counselors of Maryland, Inc.
November 6, 1996

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
-------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
     ICM EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

           [GRAPH OF ICM EQUITY AND THE S&P 500 INDEX APPEARS HERE]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN **
FOR PERIOD ENDED OCTOBER 31, 1996
----------------------------------
1 YEAR             SINCE 10/1/93*
26.23%               16.69%
----------------------------------

            ICM EQUITY PORTFOLIO           S&P 500 INDEX
10/1/93*           10,000                      10,000
10/31/93            9,940                      10,207
10/31/94           10,599                      10,601
10/31/95           12,679                      13,400
10/31/96           16,005                      16,627


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 *Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
 Lockheed Martin Corp.........................................  1,540 $  138,022
--------------------------------------------------------------------------------
AUTOMOTIVE (4.6%)
 Ford Motor Corp..............................................  5,070    158,437
 General Motors Corp..........................................  3,800    204,725
                                                                      ----------
                                                                         363,162
--------------------------------------------------------------------------------
BASIC RESOURCES (4.9%)
 Phelps Dodge Corp............................................  3,170    199,314
 USX-US Steel Group, Inc......................................  6,800    185,300
                                                                      ----------
                                                                         384,614
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.9%)
 Philip Morris Cos., Inc......................................  1,630    150,979
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.6%)
 Parker-Hannifin Corp.........................................  5,440    206,040
--------------------------------------------------------------------------------
CHEMICALS (2.7%)
 Dow Chemical Co..............................................  2,720    211,480
--------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.4%)
 IBP, Inc.....................................................  7,600    190,000
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.1%)
 Guilford Mills, Inc.......................................... 10,420    247,475
--------------------------------------------------------------------------------
ENERGY (8.8%)
 Atlantic Richfield Co........................................  1,810    239,825
 Equitable Resources, Inc.....................................  6,700    192,625
 Union Pacific Resources Group, Inc...........................  1,838     50,540
 YPF S.A. ADR.................................................  9,060    206,115
                                                                      ----------
                                                                         689,105
--------------------------------------------------------------------------------
FINANCIAL SERVICES (19.6%)
 BankAmerica Corp.............................................  2,360    215,940
 Chase Manhattan Corp.........................................  2,720    233,240
 Comerica, Inc................................................  4,080    216,750
 Dean Witter Discover and Co..................................  4,000    235,500
 First Union Corp.............................................  2,540    184,785
 NationsBank Corp.............................................  2,450    230,913
 Republic New York Corp.......................................  2,990    227,987
                                                                      ----------
                                                                       1,545,115
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE (2.8%)
 Integrated Health Services..................................  9,060 $  223,103
-------------------------------------------------------------------------------
INSURANCE (6.3%)
 Providian Corp..............................................  4,980    234,060
 Torchmark Corp..............................................  5,400    261,225
                                                                     ----------
                                                                        495,285
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (7.1%)
 Omega Healthcare Investors, Inc.............................  4,800    145,800
 Pacific Gulf Properties, Inc................................ 11,330    211,021
 United Dominion Realty Trust................................ 14,140    199,728
                                                                     ----------
                                                                        556,549
-------------------------------------------------------------------------------
TECHNOLOGY (14.6%)
 Hewlett-Packard Co..........................................  2,180     96,193
 International Business Machines Corp........................  2,780    358,620
 Nokia Corp. ADR.............................................  6,400    296,800
 Philips Electronics N.V.....................................  5,260    185,415
 *Seagate Technology.........................................  3,160    210,930
                                                                     ----------
                                                                      1,147,958
-------------------------------------------------------------------------------
TRANSPORTATION (2.8%)
 Norfolk Southern Corp.......................................  1,090     97,146
 Union Pacific Corp..........................................  2,170    121,791
                                                                     ----------
                                                                        218,937
-------------------------------------------------------------------------------
UTILITIES (13.6%)
 AT&T Corp...................................................  3,270    114,041
 Consolidated Edison of New York.............................  6,300    184,275
 Edison International........................................ 10,600    209,350
 General Public Utilities Corp...............................  5,200    170,950
 MCI Communications Corp.....................................  7,920    198,000
 Telefonos de Mexico S.A. ADR, Class L.......................  6,250    190,625
                                                                     ----------
                                                                      1,067,241
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $6,370,834)........................         7,835,065
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT   VALUE +
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due 11/1/96, to be repurchased at $35,005, collateralized by $33,831 of various U.S. Treasury Notes, 5.875%-7.75%, due from
  3/31/99-11/30/99, valued at $35,000
  (COST $35,000)............................................ $35,000 $   35,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $6,405,834)(A).............          7,870,065
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%).........................             (2,060)
--------------------------------------------------------------------------------
NET ASSETS (100%)...........................................         $7,868,005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  +See Note A to Financial Statements.
  *Non-Income Producing Security.
ADRAmerican Depositary Receipt.
 (a) The cost for federal income tax purposes was $6,405,834. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,464,231. This consisted of aggregate gross unrealized appreciation for all securities of $1,553,686 and aggregate gross unrealized depreciation for all securities of $89,455.

   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................... $6,405,834
                                                                     ==========
 Investments, at Value.............................................. $7,870,065
 Cash...............................................................     16,929
 Dividends Receivable...............................................     10,375
 Receivable due from Investment Adviser.............................      7,526
 Other Assets.......................................................        217
-------------------------------------------------------------------------------
  Total Assets......................................................  7,905,112
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees....................................      6,341
 Payable for Custodian Fees.........................................      2,497
 Payable for Directors' Fees........................................        620
 Other Liabilities..................................................     27,649
-------------------------------------------------------------------------------
  Total Liabilities.................................................     37,107
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $7,868,005
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................... $5,599,051
 Undistributed Net Investment Income................................     23,704
 Accumulated Net Realized Gain......................................    781,019
 Unrealized Appreciation............................................  1,464,231
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $7,868,005
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).......................................................    542,893
 Net Asset Value, Offering and Redemption Price Per Share........... $    14.49
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $  212,580
 Interest..................................................               14,432
---------------------------------------------------------------------------------
  Total Income.............................................              227,012
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $ 44,350
  Less: Fees Waived........................................  (44,350)        --
                                                            --------
 Administrative Fees--Note C...............................               76,615
 Registration and Filing Fees..............................               31,625
 Printing Fees.............................................               16,001
 Audit Fees................................................               12,853
 Custodian Fees--Note D....................................                6,394
 Directors' Fees--Note G...................................                2,563
 Other Expenses............................................                3,099
 Expenses Assumed by the Adviser--Note B...................              (85,031)
---------------------------------------------------------------------------------
  Total Expenses...........................................               64,119
 Expense Offset--Note A....................................                 (289)
---------------------------------------------------------------------------------
  Net Expenses.............................................               63,830
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              163,182
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................              870,649
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              621,990
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            1,492,639
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $1,655,821
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   163,182  $  137,128
 Net Realized Gain......................................      870,649     247,299
 Net Change in Unrealized Appreciation/Depreciation.....      621,990     747,004
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..    1,655,821   1,131,431
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (150,729)   (129,521)
 Net Realized Gain......................................     (244,703)     (7,612)
----------------------------------------------------------------------------------
  Total Distributions...................................     (395,432)   (137,133)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular........................................    1,827,059   2,502,255
   --In Lieu of Cash Distributions......................      392,817     130,999
 Redeemed...............................................   (2,477,023)   (422,084)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions................................................     (257,147)  2,211,170
----------------------------------------------------------------------------------
 Total Increase.........................................    1,003,242   3,205,468
Net Assets:
 Beginning of Period....................................    6,864,763   3,659,295
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $23,704 and $18,005, respectively)..........  $ 7,868,005  $6,864,763
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued..........................................      139,421     239,816
 In Lieu of Cash Distributions..........................       31,573      11,694
 Shares Redeemed........................................     (193,752)    (37,388)
----------------------------------------------------------------------------------
                                                              (22,758)    214,122
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     OCTOBER 1,
                                         YEARS ENDED OCTOBER 31,      1993** TO
                                         --------------------------  OCTOBER 31,
                                           1996     1995     1994       1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $  12.14  $ 10.41  $  9.94    $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.................      0.30     0.26     0.20      0.01
 Net Realized and Unrealized Gain
  (Loss)...............................      2.76     1.75     0.45     (0.07)
--------------------------------------------------------------------------------
  Total From Investment Operations.....      3.06     2.01     0.65     (0.06)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.................     (0.28)   (0.26)   (0.18)      --
 Net Realized Gain.....................     (0.43)   (0.02)     --        --
--------------------------------------------------------------------------------
  Total Distributions..................     (0.71)   (0.28)   (0.18)      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........  $  14.49  $ 12.14  $ 10.41    $ 9.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+..........................     26.23%   19.62%    6.63%    (0.60)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..  $  7,868  $ 6,865  $ 3,659    $1,977
Ratio of Expenses to Average Net As-
 sets..................................      0.90%    0.92%    0.90%     0.90%*
Ratio of Net Investment Income to
 Average Net Assets....................      2.30%    2.44%    2.15%     1.06%*
Portfolio Turnover Rate................        57%      37%      17%       11%
Average Commission Rate#...............  $ 0.0661      N/A      N/A       N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses As-
 sumed by the Adviser Per Share........  $   0.24  $  0.16  $  0.21    $ 0.04
Ratio of Expenses to Average Net Assets
 Including Expense Offsets.............      0.90%    0.90%     N/A       N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                             ICM EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the ICM Equity Portfolio is to provide maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued not exceeding the asked prices nor less than the bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                             ICM EQUITY PORTFOLIO
  differences are primarily due to differing book and tax treatments of in-kind transactions and in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $6,754 to decrease undistributed net investment income and $91,522 to decrease accumulated net realized gain, with an increase to paid in capital of $98,276.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996

                             ICM EQUITY PORTFOLIO
to October 31, 1996, UAM Fund Services, Inc. earned $42,238 from the Portfolio as Administrator of which $40,319 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,377 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $1,791, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $4,098,650 and sales of $3,919,411 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio's sales figure includes $682,598 of in-kind transactions which resulted in realized gains of $90,826. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 61.5% of total shares outstanding were held by two record shareholders owning more than 10% of the aggregate total shares outstanding, one of the record shareholders was a related party of the Fund owning 40% of the total shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1996, the Portfolio hereby designates $57,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 39.6%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          FMA SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                        William H. Park
Director, President                                     Vice President
and Chairman

John T. Bennett, Jr.                                    Michael E. DeFao
Director                                                Secretary

Philip D. English                                       Karl O. Hartmann
Director                                                Assistant Secretary

William A. Humenuk                                      Gary L. French
Director                                                Treasurer

Peter M. Whitman, Jr.                                   Robert R. Flaherty
Director                                                Assistant Treasurer
-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Fiduciary Management Associates, Inc.
 55 West Monroe Street, Suite 2550
 Chicago, Il 60603-5093

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                  UAM FUNDS

                                  FMA SMALL
                                   COMPANY
                                  PORTFOLIO

-------------------------------------------------------------------------------


                                ANNUAL REPORT
                               OCTOBER 31, 1996

Dear Shareholder:

During the year ended October 31, 1996, the FMA Small Company Portfolio returned 22.51% versus the 16.61% return for the unmanaged Russell 2000 Index and the 24.08% return for the unmanaged Standard & Poor's 500 Index.

The last six month period witnessed a significant disparity between large and small cap stock performance. After peaking in late May, the large cap stock indices went on to new highs in October while the Russell 2000 Index remained over 6% below its May peak. During this period, energy and financial stocks outperformed the major indices. The Russell 2000 Index is not as heavily weighted in energy and this helps explain part of the performance gap between it and the large cap indices. In addition, smaller cap health care and technology issues were particularly weak and contributed to the negative performance of the Russell 2000 Index.

The Portfolio was underweighted in health care and technology issues during the last six months while it was overweighted in energy-related issues. This strategy coupled with a market weighting in financial issues and an overweighting in aerospace-related issues, another outperforming sector during the period, explains why the Portfolio outperformed the Russell 2000 Index. In addition, the Portfolio had several of its companies bought out during the period thus being aided by FMA's "value tilt."

We will continue to seek out companies that are undervalued using our investment parameters. The overall market environment with its recent bias toward larger cap issues should enable FMA to continue to seek out unexploited small cap issues for the Portfolio.

Yours truly,

/s/ Patricia A. Falkowski                 (LOGO)


Patricia A. Falkowski                     Albert W. Gustafson
President and Chief Investment Officer    Portfolio Manager
and Portfolio Manager

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

Note: The S&P 500 Index is defined under the performance comparison line graph.

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
-------------------------------------------------------------------------------
      COMPARISON OF THE CHANGE IN VALUE OF A $25,000 PURCHASE IN THE FMA
     SMALL COMPANY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

--------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1996**
--------------------------------------
 1 YEAR      5 YEAR    SINCE 7/31/91*
--------------------------------------
 22.51%      14.55%        15.00%
--------------------------------------

                           [LINE GRAPH APPEARS HERE]

          FMA SMALL COMPANY PORTFOLIO    S&P 500 INDEX

7/31/91*                       25,000    25,000
10/31/91                       26,427    25,500
10/31/92                       26,036    28,038
10/31/93                       35,839    32,218
10/31/94                       37,466    33,461
10/31/95                       42,550    42,298
10/31/96                       52,128    52,483

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities, and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (93.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (10.9%)
  AAR Corp. ................................................ 20,000 $   570,000
  Aviation Sales Co. ....................................... 42,000     819,000
 *Rohr, Inc. ............................................... 48,700     900,950
                                                                    -----------
                                                                      2,289,950
-------------------------------------------------------------------------------
 AUTOMOTIVE (5.7%)
  Borg-Warner Automotive, Inc. ............................. 22,700     871,113
  Walbro Corp. ............................................. 16,400     334,150
                                                                    -----------
                                                                      1,205,263
-------------------------------------------------------------------------------
 BANKS (9.5%)
  City National Corp. ...................................... 36,700     642,250
  First Hawaiian, Inc. ..................................... 28,600     883,025
  First Midwest Bancorp, Inc. .............................. 14,800     469,900
                                                                    -----------
                                                                      1,995,175
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (3.1%)
  Flowers Industries, Inc. ................................. 19,800     462,825
  Lance Inc. ............................................... 11,100     194,250
                                                                    -----------
                                                                        657,075
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (9.7%)
 ++Eagle River Interactive, Inc. ........................... 31,000     279,000
  *International Family Entertainment, Class B.............. 50,000     893,750
   Meredith Corp. .......................................... 16,900     849,225
                                                                    -----------
                                                                      2,021,975
-------------------------------------------------------------------------------
 CHEMICALS (3.5%)
  Arcadian Corp. ........................................... 30,000     738,750
-------------------------------------------------------------------------------
 CONSTRUCTION (9.2%)
 ++Butler Manufacturing Co. ................................ 21,900     689,850
   Falcon Products, Inc. ................................... 35,000     494,375
  *Nortek, Inc. ............................................ 50,000     731,250
                                                                    -----------
                                                                      1,915,475
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (2.6%)
  Alberto-Culver Co., Class A............................... 13,900     552,525
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENERGY (12.0%)
  *Belden & Blake Corp. ..................................... 22,300 $   574,225
  *Santa Fe Energy Resources, Inc. .......................... 60,000     855,000
   Trico Marine Services, Inc. .............................. 19,500     682,500
   USX-Delhi Group .......................................... 30,000     393,750
                                                                     -----------
                                                                       2,505,475
--------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.8%)
 ++Ascent Entertainment Group................................ 20,400     377,400
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (7.0%)
   Investors Financial Services Corp. ....................... 30,000     776,250
   Peoples Heritage Financial Group, Inc. ................... 30,200     690,825
                                                                     -----------
                                                                       1,467,075
--------------------------------------------------------------------------------
 HEALTH CARE (4.1%)
  *Universal Health Services, Class B........................ 34,000     850,000
--------------------------------------------------------------------------------
 INSURANCE (1.5%)
  *Triad Guaranty, Inc. ..................................... 11,100     324,675
--------------------------------------------------------------------------------
 LODGING & RESTAURANTS (3.0%)
  *Prime Hospitality Corp. .................................. 40,600     619,150
--------------------------------------------------------------------------------
 MANUFACTURING (6.1%)
++*Bucyrus International, Inc................................ 24,000     222,000
   Cincinnati Milacron, Inc. ................................ 15,000     286,875
   Giddings & Lewis, Inc. ................................... 22,500     258,750
   Measurex Corp. ........................................... 20,000     515,000
                                                                     -----------
                                                                       1,282,625
--------------------------------------------------------------------------------
 METALS (3.5%)
   Titanium Metals Corp. .................................... 23,900     734,925
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $16,955,333).....................         $19,537,513
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.8%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $1,417,220,
  collateralized by $1,369,687 various U.S. Treasury
  Notes, 5.875%-7.75%, due from 3/31/99-11/30/99,
  valued at $1,417,003 (COST $1,417,000)............... $1,417,000 $ 1,417,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $18,372,333) (A)......             20,954,513
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)....................                 (1,364)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $20,953,149
===============================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
++  Security is deemed illiquid.
(a) The cost for federal income tax purposes was $18,372,333. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,582,180. This consisted of aggregate gross unrealized appreciation for all securities of $3,104,770 and aggregate gross unrealized depreciation for all securities of $522,590.



   The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $18,372,333
                                                                    ===========
 Investments, at Value............................................. $20,954,513
 Cash..............................................................         137
 Dividends Receivable..............................................      24,476
 Receivable due from Investment Adviser............................      12,683
 Receivable for Portfolio Shares Sold..............................      11,292
 Other Assets......................................................         981
-------------------------------------------------------------------------------
  Total Assets.....................................................  21,004,082
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees...................................       7,101
 Payable for Custodian Fees........................................       3,715
 Payable for Directors' Fees.......................................         668
 Other Liabilities.................................................      39,449
-------------------------------------------------------------------------------
  Total Liabilities................................................      50,933
-------------------------------------------------------------------------------
NET ASSETS......................................................... $20,953,149
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $14,573,153
 Undistributed Net Investment Income...............................      20,801
 Accumulated Net Realized Gain.....................................   3,777,015
 Unrealized Appreciation...........................................   2,582,180
-------------------------------------------------------------------------------
NET ASSETS......................................................... $20,953,149
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,485,129
 Net Asset Value, Offering and Redemption Price Per Share.......... $     14.11
===============================================================================

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                       OCTOBER 31,
                                                                          1996
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................................            $  321,269
 Interest.................................................                74,806
---------------------------------------------------------------------------------
  Total Income............................................               396,075
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee............................................... $ 167,321
  Less: Fees Waived.......................................  (107,546)     59,775
                                                           ---------
 Administrative Fees--Note C..............................                80,758
 Registration and Filing Fees.............................                29,362
 Legal Fees...............................................                16,629
 Printing Fees............................................                14,581
 Audit Fees...............................................                13,648
 Custodian Fees--Note D...................................                 9,500
 Directors' Fees--Note G..................................                 2,865
 Other Expenses...........................................                 3,315
---------------------------------------------------------------------------------
  Total Expenses..........................................               230,433
 Expense Offset--Note A...................................                  (714)
---------------------------------------------------------------------------------
  Net Expenses............................................               229,719
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................               166,356
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..........................             3,778,061
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS................................................               448,990
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................             4,227,051
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......            $4,393,407
=================================================================================

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR         YEAR
                                                            ENDED        ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   166,356  $   134,758
 Net Realized Gain.....................................    3,778,061    2,531,887
 Net Change in Unrealized Appreciation/Depreciation....      448,990      120,949
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    4,393,407    2,787,594
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (158,190)    (132,797)
 Net Realized Gain.....................................   (2,529,961)    (663,733)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,688,151)    (796,530)
----------------------------------------------------------------------------------
CAPITAL CONTRIBUTION (NOTE B)..........................       94,505          --
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    1,198,264    1,692,230
   --In Lieu of Cash Distributions.....................    2,668,484      764,727
 Redeemed..............................................   (5,560,199)  (3,162,096)
----------------------------------------------------------------------------------
 Net Decrease from Capital Share Transactions..........   (1,693,451)    (705,139)
----------------------------------------------------------------------------------
 Total Increase........................................      106,310    1,285,925
Net Assets:
 Beginning of Period...................................   20,846,839   19,560,914
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $20,801 and $9,809, respectively)..........  $20,953,149  $20,846,839
==================================================================================
(1)Shares Issued and Redeemed:
  Shares Issued........................................       94,425      137,161
  In Lieu of Cash Distributions........................      227,881       69,423
  Shares Redeemed......................................     (417,165)    (239,130)
----------------------------------------------------------------------------------
                                                             (94,859)     (32,546)
==================================================================================

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                    -------------------------------------------
                                     1996     1995     1994     1993     1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 13.19  $ 12.13  $ 14.24  $ 10.36  $ 10.54
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).....     0.09     0.08     0.01     0.02    (0.01)
 Net Realized & Unrealized Gain
  (Loss)..........................     2.46     1.47     0.50     3.88    (0.14)
--------------------------------------------------------------------------------
  Total From Investment
   Operations.....................     2.55     1.55     0.51     3.90    (0.15)
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income............    (0.09)   (0.08)     --     (0.02)   (0.01)
 Net Realized Gain................    (1.60)   (0.41)   (2.62)     --     (0.01)
 Return of Capital................      --       --       --       --     (0.01)
--------------------------------------------------------------------------------
  Total Distributions.............    (1.69)   (0.49)   (2.62)   (0.02)   (0.03)
--------------------------------------------------------------------------------
CAPITAL CONTRIBUTION..............     0.06      --       --       --       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36
--------------------------------------------------------------------------------
TOTAL RETURN+.....................    22.51%   13.57%    4.54%   37.65%  (1.48)%
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................  $20,953  $20,847  $19,561  $18,569  $18,071
Ratio of Expenses to Average Net
 Assets...........................     1.03%    1.03%    1.03%    1.03%    1.03%
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....     0.75%    0.66%    0.06%    0.14%  (0.07)%
Portfolio Turnover Rate...........      106%     170%     121%     163%     134%
Average Commission Rate #.........  $0.0600      N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share.  $  0.06  $  0.04  $  0.03  $  0.03  $ 0.003
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.    1.03 %   1.03 %     N/A      N/A      N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          FMA SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          FMA SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $2,826 to increase undistributed net investment income with a decrease to accumulated net realized gain of $2,826.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.03% of average daily net assets. On September 11, 1996 the Portfolio received a capital contribution primarily from the Adviser in the amount of $94,505 or $0.06 per share.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of .04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the

                          FMA SMALL COMPANY PORTFOLIO

Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $46,276 from the Portfolio as Administrator of which $41,407 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,482 from the Portfolio as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $2,597, all of which is unpaid at October 31, 1996.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, the Portfolio made purchases of $22,305,870 and sales of $26,219,886 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1996, 37.5% of total shares outstanding were held by two record shareholders owning more than 10% of the aggregate total shares outstanding.

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

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and the Shareholders of
FMA Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMA Small Company Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996
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FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FMA Small Company Portfolio hereby designates $1,360,000 as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1996, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 17.9%.

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